PRELIMINARY COPY

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

 |X|   Preliminary Proxy Statement         |_|  Confidential for Use of the Com-
                                                mission Only (as permitted by
                                                Rule 14a-6(e)(2))


 |_|  Definitive Proxy Statement

 |_|  Definitive Additional Materials

 |_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            SHARED TECHNOLOGIES INC.
                (Name of Registrant as Specified in Its Charter)

  -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

  |_|    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a) of Schedule 14A.

  |_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  |X| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)       Title  of each  class  of  securities  to  which  transaction
                   applies:   Common  Stock,  Cumulative  Convertible  Preferred
                   Stock, Special Preferred Stock.

         (2)       Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     Common stock (6,000,000 shares at $3.44 per share*)   =   $20,640,000
     Cumulative Convertible Preferred Stock                =   $25,000,000 (liquidation value)
     Special Preferred Stock                               =   $20,000,000 (liquidation value)
     Payment for preferred stock and assumed debt          =   $223,500,000

         *         Average  of the  high  ($3.62)  and  low  ($3.25)  prices  as reported on November  24,  1995,  a date which is within five
                   (5)   business   days   prior   to  the   date   of   filing.

 -----------------------------------------------------------------------------

         (4)       Proposed maximum aggregate value of transaction: $289,140,000
  -----------------------------------------------------------------------------

         (5)       Total fee paid: $57,828.00

 ------------------------------------------------------------------------------

  |_|    Fee paid previously with preliminary materials.

  |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)       Amount Previously Paid:

 ------------------------------------------------------------------------------

         (2)       Form, Schedule or Registration Statement No.:

 ------------------------------------------------------------------------------

         (3)       Filing Party:

 ------------------------------------------------------------------------------

         (4)       Date Filed:

 ------------------------------------------------------------------------------

         This Proxy Statement is being furnished to holders of Common Stock, par value $.004 per share ("Common Stock"), of Shared Technologies Inc., a Delaware corporation ("STI"), in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting of Stockholders (the "Meeting") to be held on ___________________, at_____ ___________________________________,
commencing at______, local time, and at any adjournment or postponement thereof.

         This Proxy Statement and the accompanying form of proxy are intended to be mailed to stockholders of STI on or about December 29, 1995.

         The date of this Proxy Statement is _____________________.

                            SHARED TECHNOLOGIES INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                   _______________, 1996 at ______________ .m

         Notice is hereby given that a Special Meeting of Stockholders of Shared Technologies Inc. ("STI") will be held on 1996, at ____________ .m, at ___________________ ____________________________________ (the "Meeting"), to
consider and act upon the following matter:

                 Approval of Merger and Amendments to Certificate of Incorporation. Approval of (i) the merger of Fairchild Industries, Inc. ("FII") with and into STI with STI as the surviving corporation (the "Merger") pursuant to the terms of an Agreement and Plan of Merger, dated as of November 9, 1995 (the "Merger Agreement"), as a result of which STI will issue to the sole holder of FII common stock 6,000,000 shares of Common Stock and shares of STI Cumulative Convertible Preferred Stock and Special Preferred Stock having an aggregate initial liquidation preference of $45,000,000 (together the "Preferred Stock") and holders of preferred stock of FII will be paid approximately $44,000,000 (the terms of the Merger Agreement and Preferred Stock are described in, and a copy of the Merger Agreement is attached as Exhibit A to, the attached Proxy Statement, which the Board of Directors of STI encourages each stockholder to review carefully), and (ii) amendments to the Certificate of Incorporation of STI as required by the Merger Agreement as a condition to the Merger to:

                         a) increase the authorized Common Stock, $.004 par value per share of STI from 20,000,000 to 50,000,000 shares;

                         b) increase the authorized shares of preferred stock, $.01 par value per share from 10,000,000 to 25,000,000; and

                         c) change the name of STI to "Shared Technologies Fairchild Inc."

         Only holders of record of Common Stock at the close of business on December 22, 1995, are entitled to notice of and to vote at the Meeting.

                                                    By Order of the
                                                    Board of Directors,


                                                    Kenneth M. Dorros, Secretary
Dated:  _______________, 199__

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON. YOU MAY REVOKE YOUR PROXY AT ANYTIME BEFORE IT IS VOTED.

                                PRELIMINARY COPY


                            SHARED TECHNOLOGIES INC.
                              100 Great Meadow Road
                             Wethersfield, CT 06109


                      PROXY STATEMENT FOR A SPECIAL MEETING
                                 OF STOCKHOLDERS
                       TO BE HELD ON _____________, 1996.

                                  INTRODUCTION

         This Proxy Statement is being furnished on behalf of Shared Technologies Inc., a Delaware corporation ("STI"), in connection with the solicitation of proxies to be voted at a Special Meeting (together with any adjournment(s) thereof, the "Meeting") of Stockholders of STI (the "Stockholders"). The Meeting is to be held at ____:___ __ .m., Eastern Time, on _______, 1996, at ________________________________, __________________________.
This Proxy Statement and the Proxy are first being mailed to Stockholders on or about December 29, 1995.

         The Board of Directors of STI (the "Board") is soliciting the proxies of the Stockholders who were known on STI's records as holders of issued and outstanding shares of common stock, par value $.004 per share (the "Common Stock") of STI as of the close of business on December 22, 1995 (the "Record Date") to consider and vote upon approval of a merger by and between STI and Fairchild Industries, Inc., a Delaware corporation ("FII") with STI as the
Surviving Corporation (the "Merger"), pursuant to an Agreement and Plan of Merger dated as of November 9, 1995 (the "Merger Agreement") and, as required by the Merger Agreement as a condition of the Merger, amendments to the Certificate of Incorporation to (a) increase the authorized Common Stock to 50,000,000 shares, (b) increase the authorized preferred stock to 25,000,000 shares and (c) change the name of STI to "Shared Technologies Fairchild Inc." (the "Amendments").

         The Merger will be effected subject to the terms and conditions of the Merger Agreement which are summarized in this Proxy Statement. A copy of the Merger Agreement is attached as Exhibit A to this Proxy Statement. All Stockholders are encouraged to review the Merger Agreement in its entirety.

         Upon consummation of the Merger, the Amendments will become effective and all outstanding shares of FII common stock will be converted into the right to receive in the aggregate (i) 6,000,000 shares of STI Common Stock, (ii) shares of STI Cumulative Convertible Preferred Stock bearing a six percent initial annual dividend and having an aggregate liquidation preference of $25,000,000 plus an amount equal to the total amount of dividends the holders would have received if dividends had been paid at the rate of ten percent, less the amount of dividends actually paid, and (iii) shares of STI Special Preferred Stock having an aggregate initial liquidation preference of $20,000,000 (the "Common Consideration"). In connection with the Merger, all shares of Series A Convertible Preferred Stock and Series C Cumulative Preferred Stock of FII will be cancelled in consideration of the payment of the full liquidation value thereof together with accrued dividends aggregating approximately $44,000,000 (the "Preferred Consideration"). All shares of Series B Preferred Stock of FII will be contributed to STI as the entity surviving the Merger (the "Surviving Corporation") and cancelled. See "Information about STI - Description of Securities".

         Upon consummation of the Merger, all shares of FII capital stock shall no longer be outstanding, shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any shares of FII common stock and FII preferred stock shall cease to have any rights with respect thereto, except, as to holders of FII common stock, the right to receive the Common Consideration and, as to holders of FII preferred stock, the right to receive the Preferred Consideration, each upon the surrender of their respective stock certificates.

         In connection with the Merger, STI has agreed that it will be responsible for certain FII liabilities as hereinafter described. STI will, however be indemnified by RHI Holdings, Inc., FII's parent ("RHI") and its parent, The Fairchild Corporation and certain other FII affiliates with respect to all non-telecommunications liabilities not specifically assumed (as described in the next paragraph). As the result of the structure of the transaction as a merger with FII, STI will become liable for all obligations arising out of FII's operations predating the Merger, including those which are unrelated to FII's telecommunications business. Prior to the Merger, FII and its affiliates will undergo a recapitalization designed to leave in FII only telecommunications assets and liabilities (and the liabilities specified in the next paragraph) and to divest FII of assets and liabilities associated with its Aerospace Fasteners and Industrial Products businesses and discontinued operations. See "Special Factors - FII Recapitalization, Liabilities and Indemnification".

         STI intends to use funds obtained from bank loans and the sale of debt securities of the Surviving Corporation (the "Financing") (i) to pay the Preferred Consideration, (ii) to repay all principal and accrued interest owed to the holders of FII's outstanding 12 1/4% Senior Secured Notes Due 1999 (the "FII Senior Notes") to the extent that such holders elect to be repaid pursuant to a tender offer initiated by FII preceding the Merger ($125,000,000 outstanding; the aggregate amount so repaid is hereafter referred to as the "Note Purchase Amount"), (iii) to pay approximately $179,000,000 (less the Note Purchase Amount) in indebtedness of FII, (iv) to repay State Street Bank and Trust Company for all amounts outstanding as of the consummation of the Merger with respect to STI's current loan facility and (v) to fund fees and expenses incurred in connection with the Merger, and it is a condition to the consummation of the Merger that net proceeds from the financing be sufficient to pay all of the foregoing. STI has retained CS First Boston Corporation to raise the required funds and has received a "highly confident" letter from CS First Boston Corporation with respect to its ability to secure $260,000,000 in debt. See "Special Factors Required Financing and Effects Thereof".

         Approval of the Merger and Amendments will require the favorable vote of the holders of a majority of all outstanding shares of Common Stock. As of the Record Date, there were _____ issued and outstanding shares of Common Stock held of record by _______ Stockholders. As of the Record Date, the members of the Board and the executive officers of STI owned an aggregate of ___ shares (approximately ___ percent of the total shares of Common Stock outstanding). Anthony D. Autorino, Chief Executive Officer, President and Chairman of STI and owner of _____% of the outstanding shares of Common Stock has delivered an irrevocable proxy to FII in favor of the Merger and Amendments. For additional information concerning the beneficial ownership of shares of Common Stock, see "Information About STI - Security Ownership of Certain Beneficial Owners and Management."

          The Board believes that the Merger is fair to the other Stockholders and in the best interest of STI and its Stockholders, and the Board of Directors recommends that the Stockholders vote for approval of the Merger and Amendments. In making this recommendation, the Board is relying upon, among other things, the opinion of S.G. Warburg & Co. Inc. ("S.G. Warburg"), which STI retained to determine the fairness, from a financial point of view, of the consideration offered by STI in the Merger. See "Special Factors - Board of Directors Determination of Fairness of the Proposal" and "Special Factors - Opinion of S.G. Warburg."

         NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY STI, FII OR ANY OTHER PERSON. THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY SUCH SOLICITATION IN SUCH JURISDICTION. THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF STI OR FII SINCE THE DATE HEREOF OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.


                              AVAILABLE INFORMATION

         STI  is  subject  to the  information  requirements  of the  Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the Commission's public reference facilities located at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and the public reference facilities in the Commission's New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048 and Chicago Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549.

          THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE
        SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED
           UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION OR UPON THE
        ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY
           STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         The date of this Proxy Statement is_____________________, 1995.

                            SHARED TECHNOLOGIES INC.

                                 PROXY STATEMENT

                                Table of Contents

                                                                                                    Page

INTRODUCTION.....................................................................................      1

AVAILABLE INFORMATION............................................................................      3

SUMMARY OF PROXY STATEMENT.......................................................................      6
       Business of the Companies.................................................................      6
       The Meeting and Proxy Information.........................................................      7
       The Merger and Amendments.................................................................      7
       Security Ownership of Management and Certain Other Persons................................     10
       Special Factors...........................................................................     11
       Interests of Certain Persons In the Merger................................................     11
       No Appraisal Rights for Stockholders......................................................     11
       Material Federal Income Tax Consequences..................................................     11
       Regulatory Requirements...................................................................     11
       Summary Financial Information - STI.......................................................     13
       Summary Financial Information - FII.......................................................     13
       Summary Pro Forma Financial Information
         - STI and FII Combined..................................................................     15

THE MEETING......................................................................................     16
       General...................................................................................     16
       Matters To Be Considered at the Meeting...................................................     16
       Board of Directors Recommendation.........................................................     16
       Voting at the Meeting; Record Date........................................................     16
       Proxies...................................................................................     17

SPECIAL FACTORS..................................................................................     18
       Background of the Merger..................................................................     18
       Required Financing and Effects Thereof....................................................     21
       Opinion of S.G. Warburg...................................................................     22
       FII Recapitalization, Liabilities and Indemnification.....................................     26
       Material Federal Income Tax Consequences..................................................     27
       Accounting Treatment of the Merger........................................................     29
       Interests of Certain Persons in the Merger................................................     29
       Effect if the Merger and Amendments are Not Approved......................................     29
       Reasons for the Merger and Amendments; Recommendations
         of the Board of Directors...............................................................     29

PROPOSAL TO APPROVE THE MERGER AND AMENDMENTS....................................................     31
       General...................................................................................     31
       Certain Effects Of The Merger.............................................................     31
       Effective Time............................................................................     31
       Other Terms and Conditions................................................................     31
       Additional Agreements.....................................................................     33
       Changes to Bylaws.........................................................................     34
       Rights of Dissenting Stockholders.........................................................     34


       Fees and Expenses.........................................................................     35
       Regulatory Requirements...................................................................     35
       Amendment; Termination ...................................................................     35

PRO FORMA FINANCIAL INFORMATION..................................................................     37
       Pro Forma Consolidated Balance Sheet......................................................     38
       Pro Forma Consolidated Statement of Operations
         for the year ended December 31, 1994....................................................     40
       Pro Forma Consolidated Statement of
         Operations for the nine months ended September 30, 1995.................................     41
       Notes to Unaudited
         Pro Forma Financial Statements..........................................................     42

INFORMATION ABOUT STI............................................................................     44
       Business..................................................................................     44
       Price Range of Common Stock...............................................................     44
       Selected Financial Data...................................................................     45
       Management's Discussion and Analysis of Financial
         Condition and Results of Operations.....................................................     46
       Experts...................................................................................     50
       Description of Securities.................................................................     50
       Security Ownership of Certain Beneficial Owners
         and Management..........................................................................     54

INFORMATION ABOUT FII............................................................................     57
       Formation, Historical Operations and Recapitalization.....................................     57
       Communications Services Business..........................................................     58
       FII Senior Notes..........................................................................     58
       Legal Matters.............................................................................     59
       Selected Financial Data...................................................................     60
       Management's Discussion and Analysis of Financial
         Condition and Results of Operations.....................................................     61
       Experts...................................................................................     64

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS OF STI................................................    F-1

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS OF FII................................................   F-37

EXHIBITS
       Merger Agreement..........................................................................      A
       Opinion of S.G. Warburg & Co., Inc........................................................      B

                           SUMMARY OF PROXY STATEMENT

         The following is a summary of certain information contained elsewhere in this Proxy Statement. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained, or incorporated by reference in, this Proxy Statement and the Exhibits hereto. Unless otherwise defined herein, capitalized terms used in this summary have the respective meaning ascribed to them elsewhere in this Proxy Statement. Stockholders are urged to read carefully this Proxy Statement and the Exhibits hereto in their entirety.

Business of the Companies

Shared Technologies
 Inc. ("STI")..................     STI was  originally  incorporated  in Delaware on January 30,  1986.  By a Plan and
                                    Agreement of Merger dated March 8, 1988,  STI effected a statutory  merger with and into Balcon, Inc., a Delaware corporation (incorporated September 23,  1987), which survived  the merger and changed its name to Shared  Technologies  Inc.  Since such time, STI's primary  business has been to provide shared tenant  telecommunications services  to  tenants of  modern,  multi-tenant  office  buildings.  The  principal executive  offices  of STI are  located  at 100 Great  Meadow  Road,  Wethersfield,
                                    Connecticut 06109.

Fairchild Industries,
Inc. ("FII")...................     FII is  incorporated  in Delaware  and is the  successor  corporation  to Fairchild
                                    Industries,  Inc., a corporation  incorporated  in Maryland in 1936,  pursuant to a merger  effective  on May 4,  1987.  FII has  historically  operated  a  number  of businesses  which have been  discontinued  but is currently  operating  through its wholly owned  subsidiary VSI  Corporation  ("VSI") in its three business  segments:
                                    Aerospace Fasteners,  Industrial Products and Communications  Services,  the latter through Fairchild  Communications  Services Company. Prior to and as a condition of the  Merger  which is the  subject  of this  Proxy  Statement,  FII,  VSI and FII's parent,  RHI Holdings,  Inc.  ("RHI"),  will undergo a  recapitalization  (the "FII
                                    Recapitalization")  to transfer  from FII and VSI to FII's  parent,  RHI  Holdings,
                                    Inc., all assets other than those related to its  Communications  Services business which furnishes  telecommunications services and equipment to tenants of commercial office buildings.  All references to FII in this Proxy Statement,  unless stated to the  contrary,  are  to FII  following  the  FII  Recapitalization.  The  principal executive offices of FII are located at 300 West Service Road, Chantilly,  Virginia
                                    22021-0804.  See  "Information  About FII - Formation,  Historical  Operations  and
                                    Recapitalization."




The Meeting and Proxy Information

Time, Date and Place...........     The      Meeting       will      be      held      on       ______________________,
                                    at _____________________________________________,  commencing at  _________,  local time, and at any adjournment or postponement thereof.

Record Date; Shares
 Entitled to Vote..............     Holders of record of shares of Common  Stock on the close of  business  on December
                                    22,  1995,  are  entitled  to notice of and to vote at the  Meeting.  At such date, there were ____________  shares of Common Stock outstanding,  each of which will be entitled  to one vote on each  matter to be acted upon or which may  properly  come before the Meeting.

Vote Required..................     The approval of the Merger and Amendments will require the affirmative  vote of the holders of a majority of the shares of Common  Stock  outstanding  as of the record date for the Meeting and entitled to vote.

                                    The proxy set forth on the proxy card which is enclosed  with this Proxy  Statement contains a space where each  Stockholder  may  indicate  whether  such  Stockholder chooses to vote such  Stockholder's  shares of Common  Stock in favor of or against the Merger and Amendments or to abstain from voting. If the proxy is duly completed and returned to the Transfer Agent,  the proxy will be voted in accordance with the instructions  thereon. If a Stockholder  returns the proxy duly executed,  but does not indicate  the manner in which the proxy will be voted,  the proxy will be voted
                                    FOR the Merger and Amendments.

The Merger and Amendments

Purpose of the Meeting;
 The Merger....................     The purpose of the Meeting is to consider  and vote upon  approval of (i) a  merger
                                    (the  "Merger") by and between STI and FII,  pursuant to an  Agreement  and Plan of
                                    Merger dated as of November 9, 1995 (the "Merger  Agreement")  as a result of which the sole  holder  of FII  common  stock  will  receive  "Common  Consideration"  of
                                    6,000,000  shares of Common Stock and shares of  Cumulative  Convertible  Preferred
                                    Stock  and  Special  Preferred  Stock  (together  hereinafter  referred  to as  the
                                    "Preferred  Stock")  and  holders  of  preferred  stock  of FII will be paid in the aggregate "Preferred  Consideration" of approximately $44,000,000 (the terms of the
                                    Merger  Agreement  and  Preferred  Stock are described in, and a copy of the Merger
                                    Agreement  is attached as Exhibit A to,  this Proxy  Statement,  which the Board of
                                    Directors of STI encourages each  Stockholder to review  carefully),  and,  (ii) as required by the Merger  Agreement as a condition of the Merger,  amendments  to the
                                    Certificate of  Incorporation  of STI to (a) increase the  authorized  Common Stock from 20,000,000 to 50,000,000 shares,  (b) increase the authorized  Preferred Stock from  10,000,000  to  25,000,000  and  (c)  change  the  name  of  STI  to  "Shared
                                    Technologies Fairchild Inc." (the "Amendments").

Certain Effects of
 the Merger and
 Amendments....................     Upon  issuance  of the Common  Consideration,  an  additional  6,000,000  shares of
                                    Common Stock will be  outstanding  and based upon the  capitalization  of STI as of
                                    _______________,   1995,  the  sole  common  stockholder  of  FII,  RHI,  will  own approximately  41% of  the  outstanding  shares  of STI  Common  Stock  immediately following  consummation  of the Merger,  and the holders of  currently  outstanding shares  of  Common  Stock  will  decrease  their  ownership  position  to 59%.  The
                                    Cumulative  Convertible  Preferred  Stock,  also  issued  as  part  of  the  Common
                                    Consideration,  will be, at the time of issuance, convertible into 3,921,568 shares of Common Stock thereby providing RHI with the immediate potential for an increased
                                    Common  Stock  ownership  position  to 54%  (42%  on a  fully  diluted  basis.  The
                                    Cumulative  Convertible Preferred Stock pays dividends of 6% annually and will have an aggregate liquidation preference (and a mandatory redemption price at the end of
                                    12 years) of $25,000,000  plus an amount equal to the total amount of dividends the holders would have received if dividends had been paid at the rate of 10%, less the amount of dividends  actually paid. The Special  Preferred  Stock pays no dividends but has an  initial  liquidation  preference  of  $20,000,000  which  increases  by
                                    $1,000,000 each year to a maximum of $30,000,000. The rights of the Preferred Stock will be junior to the rights of the Series C  Preferred  Stock of STI and on parity with the rights of all other  outstanding  Preferred Stock of STI. See "Proposal to
                                    Approve the Merger Agreement and Amendments  General" and "Information  about STI -
                                    Description of Securities".

                                    As a result of the Merger,  the Surviving  Corporation  shall repay an aggregate of approximately $179,000,000 in indebtedness of FII and shall become liable for other liabilities of FII's  telecommunications  business and potentially,  as a matter of
                                    law,   liabilities  of  FII's  former  businesses.   See  "Special  Factors  -  FII
                                    Recapitalization,  Liabilities  and  Indemnification".  STI  intends  to use  funds obtained  from bank  financing  and the  private  placement  or public sale of debt securities of the Surviving  Corporation (the "Financing") (i) to pay the Preferred
                                    Consideration,  (ii) to repay the  $179,000,000  of  indebtedness  of FII, (iii) to refinance  STI's  current  loan  facilities  and (iv) to pay the fees and  expenses incurred in connection with the Merger,  and it is a condition to the  consummation of the Merger that net proceeds  from the Financing be sufficient to pay all of the foregoing.  STI has retained CS First Boston  Corporation to raise the needed funds and to secure a  $25,000,000  working  capital  line of credit  and has  received a
                                    "highly  confident"  letter from CS First  Boston  Corporation  with respect to its ability to secure  $260,000,000 in debt. See "Special Factors - Required  Financing
                                    and   the   Effects   Thereof"   and   "FII   Recapitalization,   Liabilities   and
                                    Indemnification".

                                    Concurrently  with the  Merger,  FII's  Chief  Operating  Officer Mel D. Borer will become  President,  Chief  Operating  Officer  and  a  Director  of  the  Surviving
                                    Corporation  and RHI shall have the right

                                    to nominate  three  additional  members of the Board of Directors who shall then be elected to the Board, with Anthony D. Autorino,  STI's Chairman and Chief Executive
                                    Officer,  having the right to nominate seven Board members.  Additionally,  if four consecutive dividend payments are missed with respect to the Cumulative Convertible
                                    Preferred Stock,  FII shall have the right to nominate one additional  director and if eight  consecutive  dividend  payments  are missed,  FII shall have the right to nominate a second additional director (with such additional director(s) to be added in lieu of existing  non-RHI  directors).  Mr. Autorino and RHI have agreed to vote all of their respective  shares of Common Stock in favor of each other's  nominees.
                                    See "Proposal to Approve the Merger and Amendments - Certain Effects of the Merger;
                                    Additional Agreements; Description of Securities; Changes to Bylaws".

                                    FII has  disclosed to STI that it has entered into two year  employment  agreements with 12  employees  (including  Messrs.  Steiner and Borer),  each with annual base salaries  exceeding  $100,000 and with aggregate  annual base salaries  aggregating approximately $1,900,000.  The Shareholders Agreement to be entered into among STI,
                                    Mr. Autorino and RHI concurrently with the Merger provides that Jeffrey J. Steiner,
                                    Chairman of the Board,  Chief Executive  Officer and President of FII, RHI, and The
                                    Fairchild  Corporation  will be Vice  Chairman of the  Surviving  Corporation.  His salary under the aforesaid  employment  agreement will be $350,000.  Mr. Borer will have an annual base salary of $250,000. Messrs. Steiner and Borer will also receive options  under  STI's 1996  Equity  Incentive  Plan to  purchase  ____________  and
                                    ___________  shares  respectively  of the Common  Stock of STI.  See  "Proposal  to
                                    Approve the Merger and Amendments - Interests of Certain Persons in the Merger".

Termination of the Merger
  Agreement....................     The Merger  Agreement may be terminated at any time before or after action  thereon by the  Stockholders  at the Meeting upon certain events.  If the Merger  Agreement is terminated due to action by a party's Board of Directors to withdraw,  modify or amend in an  adverse  manner  its  recommendation  of the Merger as a result of the exercise  of its  fiduciary  duties,  such party shall be required to pay the other
                                    $5,000,000.  See  "Proposal  to  Approve  the Merger and  Amendments  -  Amendment,
                                    Termination"; and "Fees and Expenses".

Opinion of the
Financial Advisor..............     The Board of Directors  retained the services of S.G.  Warburg & Co.,  Inc.  ("S.G.
                                    Warburg") as financial  advisor to assist in the  consideration  of and negotiation of the Merger and to deliver a fairness  opinion  with  respect to the  Merger.  By letter dated November 9, 1995, and addressed to the Board,  S.G.  Warburg  rendered its opinion that from a financial point of view the financial  consideration  to be paid by STI in the  Merger  upon the terms and  conditions  set forth in the Merger
                                    Agreement  is fair to STI. See "Special  Factors - Opinion of S.G.  Warburg".  S.G.
                                    Warburg  did not  address  the matter of  indemnification  to be provided to STI by



                                    FII's  affiliates.  See "Special  Factors - FII  Recapitalization,  Liabilities and
                                    Indemnifications."

Reasons for the Merger.........     The Board of Directors  of STI  believes  that the terms of the Merger are fair to, and in the best  interests of, STI and its  Stockholders.  STI's Board of Directors
                                    believes  that the  business  combination  with FII will  further  STI's  long-term strategic  objective of  increasing  shareholder  value by  achieving  economies of scale,  expanding  geographic coverage and adding products,  and thereby increasing its overall  business base for further internal growth and  acquisitions.  See "The
                                    Meeting - Board of  Directors  Recommendations;  Special  Factors - Reasons for the
                                    Merger and Amendments."

Reasons for the
Amendments.....................     The Merger  Agreement  requires  that the  authorized  Common Stock be increased to
                                    50,000,000 from 20,000,000 and that the authorized  preferred stock be increased to
                                    25,000,000  from  10,000,000.  STI currently  has 8,504,823  shares of Common Stock
                                    outstanding  with  commitments  to  reserve  5,625,824   additional   shares.   STI
                                    currently has  10,000,000  shares of authorized  preferred  stock and the Board has authorized series or classes thereof  aggregating  6,700,000 shares thereunder.  An aggregate  of  1,363,772  shares of preferred  stock of all  designated  series are issued and  outstanding.  The Board has approved the  increases in order to provide for the issuance of the Common  Consideration,  including the potential  conversion of the Cumulative  Convertible  Preferred Stock to provide  available  Common Stock for the 1996 Equity Incentive Plan and to provide future  flexibility in connection with  acquisitions,  stock options and capital raising.  See "Information about STI
                                    - Description of Securities".

Recommendation of the
  Board of Directors...........     The  directors  of STI approved  the Merger and  Amendments  pursuant to the Merger
                                    Agreement  at a  meeting  on  November 9,  1995,  and  declared  it  advisable  and recommended  a vote in favor of  approval  by the  holders of Common  Stock of STI.
                                    See "Special  Factors - Reasons for the Merger and Amendments;  Recommendations  of
                                    the Board of Directors."
SECURITY OWNERSHIP OF
MANAGEMENT AND CERTAIN
  OTHER PERSONS................     As of  September  30,  1995,  directors  and  executive  officers  of STI and their affiliates  may be deemed to be  beneficial  owners of  approximately  23.6% of the outstanding  shares  of Common  Stock at such  date.  Anthony  D.  Autorino,  Chief
                                    Executive Officer,  President and Chairman of the Board of STI has delivered to FII his irrevocable  proxy to vote in favor of the Merger.  See "Information  About STI
                                    - Security  Ownership of Certain Beneficial Owners and Management" and "The Meeting
                                    - Voting at the Meeting; Record Date".

SPECIAL FACTORS................     STI stockholders  should consider  carefully,  before determining how to vote their shares at the  Meeting,  certain  risks  associated  with

                                    merging with FII.  See "Special  Factors - FII  Recapitalization,  Liabilities  and
                                    Indemnification."

INTERESTS OF CERTAIN PERSONS
  IN THE MERGER................     In considering the recommendations of STI's Board of Directors, Stockholders should be aware that certain  members of management and the Board of Directors of STI have certain  interests  in  the  Merger  that  are in  addition  to  the  interests  of
                                    Stockholders  of  STI  generally.  Prior  to  the  Effective  Time,  the  Surviving
                                    Corporation  shall  enter  into a two-year  employment  agreement  with  Anthony D.
                                    Autorino as Chief  Executive  Officer and  Chairman  of the  Surviving  Corporation
                                    providing for an annual base salary of $500,000 and significant  severance payments upon a change of control and shall enter into a two-year employment  agreement with
                                    Vincent  DiVincenzo  as Senior Vice  President and Chief  Financial  Officer of the
                                    Surviving  Corporation  providing  for  an  annual  base  salary  of  $150,000  and significant  severance payments upon a change of control.  Additionally,  the Board has approved the adoption of a new stock option plan and the issuance thereunder to
                                    Mr. Autorino and other executive  officers of the Surviving  Corporation of options to purchase  Common Stock.  See "Special  Factors - Interests of Certain Persons in
                                    the Merger".


NO APPRAISAL RIGHTS FOR
  STOCKHOLDERS.................     Stockholders  of STI who are opposed to the Merger and vote  against or do not vote for the  Merger at the  Meeting  will  have no  appraisal  rights if the  Merger is approved  and  consummated.  See  "Proposal  to Approve the Merger and  Amendments;
                                    Rights of Dissenting Stockholders".

MATERIAL FEDERAL INCOME
 TAX CONSEQUENCES..............     Assuming that (i) the Merger is  structured  as described in this Proxy  Statement,
                                    (ii)  RHI  enters  into  the  Shareholders  Agreement  restricting  resale  of  the securities  received by RHI in the Merger and (iii) RHI has no plan or intention of disposing  of the  shares  of  Common  Stock and  Preferred  Stock of STI  received pursuant  to the Merger,  the Merger  should be treated as a  reorganization  under section  368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code")
                                    (a  so-called  "Type A  reorganization").  If the  Merger  is  treated  as a Type A reorganization,  FII will not recognize any gain or loss as a result of the Merger, and the tax basis of the  assets of FII in the hands of STI will be the same as the tax  basis of such  assets  in the hands of FII  immediately  prior to the  Merger.
                                    Notwithstanding  whether the Merger is treated as a Type A reorganization,  neither
                                    STI nor the  current  shareholders  of STI  will  recognize  any  gain or loss as a result  of  the  Merger.  See  "Special  Factors  -  Material  Federal  Income  Tax
                                    Consequences".
REGULATORY
REQUIREMENTS...................     No  federal  or state  filing  requirements  must be made or  regulatory  approvals obtained in connection with the Merger and Amendments  other than (i) the filing of notification,  and the  receipt of consents or  approvals,  required by  applicable provisions  of  the  Hart-Scott-Rodino  Antitrust  Improvements  Act  of  1976,  as
                                    amended, and regulations  promulgated pursuant thereto and (ii) the application for various  state  regulatory  approvals  to transfer  from  Fairchild  Communications
                                    Services  Company to the  Surviving  Corporation  the  applicable  certificates  of
                                    public  convenience  and  necessity  (or  similar  certificates)   authorizing  the
                                    Surviving  Corporation  to resell  intrastate  telecommunications  services in such states.  However,  the  Certificate  of Merger  including  the  Amendments  will be required  to be filed  with the  Secretary  of State of  Delaware  in order for the
                                    Merger  and  Amendments  to  be  effective  and  a  Certificate  of   Designations,
                                    Preferences  and  Rights  with  respect  to  each  of  the  Cumulative  Convertible
                                    Preferred  Stock and Special  Preferred  Stock must be filed with the  Secretary of
                                    State of Delaware to establish the Preferred Stock.

SUMMARY FINANCIAL INFORMATION - STI

The summary information set forth below is derived from, and should be read in conjunction with, the selected financial data and consolidated financial statements and notes thereto of STI and its subsidiaries appearing elsewhere in this Proxy Statement.

                                                                             For the nine months            For the nine months
                                     Fiscal year ended December 31         ended September 30, 1995       ended September 30, 1994
                             --------------------------------------------  ------------------------       ------------------------
                               1992        1993       1994
                               ----        ----       ----

Statements of
Operations Data:


Net revenues                 $ 24,077   $  25,426  $  45,367                     $  43,675                     $  31,514
Net income                      2,724         140      2,286                         2,074                         1,563
Net income (loss)
 per common share                 .59           (.04)    .27                           .20                           .21
Weighted average
 common shares              4,062,710   5,132,296  6,792,277                     8,698,207                     5,699,483



                                        December 31
                               1992        1993      1994                   September 30, 1995            September 30, 1994
                               ----        ----      ----                   ------------------            ------------------

Balance Sheet Data:

Working capital (deficit)     $(4,506)    $(3,874)   $(3,691)                    $(2,124)                        $(2,199)
Total assets                   18,752      20,601     37,925                      47,079                          36,737
Long Term Debt                  2,282       1,777      2,886                       4,012                           3,232
Stockholders' equity            6,034       9,302     20,881                      23,971                          20,414

SUMMARY FINANCIAL INFORMATION - FII

         The summary information set forth below is derived from, and should be read in conjunction with, the selected financial data and consolidated financial statements and notes thereto of FII and its subsidiaries appearing elsewhere in this Proxy Statement.

                                                                                     (in thousands)
                                                 Year ended June 30                                  Three Months Ended
                                                --------------------                                -------------------
                                                                                                   October 2,   October 1,
                                                                                                      1994         1995
                                                                                                         (unaudited)
                                           1993          1994         1995
                                           ----          ----         ----

Statements of
Operations Data:

  Sales                                    68,639       74,897      109,741                          20,124       33,138
  Net income (loss)
     after preferred
     dividends                            (16,130)     (37,889)     (16,261)                           (668)        (581)


Balance Sheet Data:

                                                       June 30                                         October 1, 1995
                                                      ---------                                        ---------------
                                          1993          1994         1995                                (unaudited)
                                          ----          ----         ----

  Working capital                         32,279       23,373       57,342                                  54,824
  Total assets                           370,750      334,464      359,481                                 359,366
  Total long-term
    debt and
    obligations
    under capital
    leases                                61,377      183,259      181,309                                 181,015
  Stockholders'
    equity                               129,521       96,321      110,519                                 111,258

SUMMARY PRO FORMA FINANCIAL INFORMATION - STI AND FII COMBINED


         The following summary pro forma financial information is derived from, and should be read in conjunction with, the separate consolidated financial statements of each of STI and FII and the notes thereto and the more detailed pro forma financial information and notes thereto included elsewhere in this Proxy Statement. All figures are in thousands except for per share and weighted average information.

STATEMENTS OF OPERATIONS DATA:

                                       Combined
                                      fiscal year                  Combined nine months
                                         ended                             ended
                                     Dec. 31, 1994                  September 30, 1995
                                     -------------                  ------------------

Revenues                                 $175,156                         $136,400

Net income
  (loss)                                   (9,631)                          (6,695)
Net income
  (loss) per
  common share                             $(0.69)                          $(0.46)

Weighted average
  common shares                        14,046,742                       14,715,790


BALANCE SHEET DATA:

                                                          Combined
                                                       Sept. 30, 1995

Working capital                                           $(2,885)

Total assets                                              370,314

Long-term debt                                            239,739


Stockholders'
  equity                                                   45,069



(1)   See Notes to Unaudited Pro forma Financial Statements.

                                   THE MEETING

GENERAL

         This Proxy Statement is being furnished to holders of Common Stock in connection with the solicitation of proxies by the STI Board of Directors for use at the Meeting to be held on __________________________________________, at
_____________________   ____________________________________,    commencing   at
________, local time, and at any adjournment or postponement thereof.

         This Proxy Statement and the accompanying forms of proxy are first being mailed to Stockholders of STI on or about December 29, 1995.

MATTERS TO BE CONSIDERED AT THE MEETING

         At the Meeting, holders of STI Common Stock will consider and vote upon
(i) the merger of FII with and into STI, with STI as the surviving corporation (the "Merger") pursuant to the terms of an Agreement and Plan of Merger dated as of November 9, 1995, as a result of which the sole holder of FII common stock will receive 6,000,000 shares of STI Common Stock and [shares of STI Cumulative Convertible Preferred Stock and Special Preferred Stock and (ii) amendments to the Certificate of Incorporation of STI as required by the Merger Agreement as a condition to the Merger to: a) increase the authorized Common Stock, $.004 par value per share of STI to 50,000,000 shares; b) increase the authorized shares of preferred stock, $.01 par value per share to 25,000,000 shares; and c) change the name of STI to "Shared Technologies Fairchild, Inc." (the "Amendments").

BOARD OF DIRECTORS RECOMMENDATION

         The directors of STI have approved the Merger Agreement and recommended a vote FOR approval of the Merger and Amendments.

VOTING AT THE MEETING; RECORD DATE

         The Board of Directors has fixed December 22, 1995 as the record date for the determination of the Stockholders entitled to notice of and to vote at the Meeting. Accordingly, only holders of record of Common Stock on the record date will be entitled to notice of and to vote at the Meeting. As of _________________ there were _____________ shares of Common Stock outstanding, and entitled to vote at the Meeting held by approximately ___ holders of record. Each holder of record of shares of Common Stock on the record date is entitled to cast one vote per share on the approval of the Merger and Amendments, exercisable in person or by properly executed proxy, at the Meeting. On matters upon which the holders of shares of Common Stock vote, the presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting, is necessary to constitute a quorum at the Meeting.

         The affirmative vote of the holders of a majority of all outstanding shares of Common Stock and entitled to vote, is required to approve the Merger and Amendments.

         In certain circumstances, a stockholder will be considered to be present at the Meeting for quorum purposes but will not be deemed to have cast a vote on a matter. Such circumstances exist when a stockholder is present but specifically abstains from voting on a matter or when shares are represented at the Meeting by a proxy conferring authority to vote only on certain matters. In conformity with Delaware law, shares abstaining from voting or not voted on certain matters will not be treated as votes cast with respect to those matters, and therefore will not affect the outcome of any such matter.

         As of September 30, 1995, directors and executive officers of STI and their affiliates may be deemed to be beneficial owners of approximately 23.6% of the outstanding shares of STI Common Stock. Anthony D. Autorino, Chief Executive Officer, President and Chairman of the Board of STI has delivered to FII his irrevocable proxy to vote for the Merger.

         As of ________________, 1995, FII owned no outstanding shares of STI Common Stock.

PROXIES

         This Proxy Statement is being furnished to STI Stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of STI for use at the Meeting.

         All shares of STI Common Stock which are entitled to vote and are represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at such Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted:

             FOR approval and adoption of the Merger and Amendments.

         If any other matters are properly presented at the Meeting for consideration, including, among other things, consideration of a motion to adjourn the Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of STI, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy,
(ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of STI before the taking of the vote at the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Shared Technologies Inc., 100 Great Meadow Road, Wethersfield, CT 06109, Attention: Secretary, or hand delivered to the Secretary of STI before the taking of the vote at the Meeting.

         All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by STI. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of STI in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. [STI has retained [________________________] at an estimated cost of $________ plus reimbursement of expenses, to assist in its solicitation of proxies from brokers, nominees, institutions and individuals.] Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries. STI will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

         A representative of Rothstein, Kass & Company, P.C., STI's principal accountants for the current year and the most recently completed fiscal year, is expected to be present at the Meeting and to be available to respond to appropriate questions.

                                 SPECIAL FACTORS

BACKGROUND OF THE MERGER

         The terms of the Merger are set forth elsewhere in this Proxy Statement, and the following is a description only of the background and context of the Board's decision to approve the Merger Agreement. References to terms of the agreements in this context are not intended to be definitive and Stockholders should carefully study the particular terms of the Merger as set forth in other parts of this Proxy Statement.

         In June, 1994, the Board appointed an ad hoc committee consisting of Messrs. Autorino, DiVincenzo, Hutheesing and Decker as a Strategic Steering Committee to review, analyze and present to the Board strategic alternatives for STI. Mr. Oakes was subsequently appointed to the Steering Committee in May 1995. The Steering Committee was charged with reporting back to the Board with proposals to enhance shareholder value.

         The Steering Committee generally reviewed possible acquisition targets and possible acquirors of STI. STI representatives conducted discussions with certain of these companies with respect to such possibilities.

         Upon recommendation of the Steering Committee, STI engaged the investment banking firm of S.G. Warburg & Co., Inc. ("S.G. Warburg") to work with the Steering Committee in developing strategic alternatives. The result of the efforts of the Steering Committee and S.G. Warburg was a presentation by the Steering Committee to the full Board on October 19-20, 1995 describing four alternative courses available to STI: 1) continue to build shareholder value through organic growth; 2) acquire an existing business for cash or stock or both; 3) seek a purchaser for STI, or 4) seek a business combination.

         The Board determined that although STI did have the option to continue to grow organically in its core businesses, given the increasing competition in the telecommunications field by highly capitalized market participants, reliance on growth without acquisitions did not appear to be a practical way in an appropriate time frame to improve the valuation of STI in the marketplace. Any increase in the scale of business from organic growth was viewed as gradual and less certain than alternatives discussed below.

         The Board determined that the most direct way for STI to grow dramatically and constructively would be to acquire existing businesses. STI's management believed that this strategy was hampered by the current undervaluation of STI's shares in the market relative to companies in the industry and prices paid for comparable companies in acquisitions, which would make acquisitions strictly through issuance of shares more expensive. STI regularly uses its available cash for operations and investment in equipment for expansion of operations, leaving relatively little cash available for significant acquisitions. Another obstacle was the scarcity of available acquisition candidates of appropriate size and market position.

         Although a sale of STI's business or of STI itself would be an alternative in that STI's assets, experience, and market position are attractive to a range of communications companies for a variety of reasons, due to the deemed undervaluation of the shares of STI, and because other alternatives appeared to be more promising, the Steering Committee and the Board concluded that it would not be prudent in the interest of building shareholder value in the near term to pursue a sale of STI or its assets at this time.

         At a special meeting of the Board held on October 19 and 20, 1995, S.G. Warburg presented a summary of strategic alternatives and an evaluation of the four courses examined by the Steering

Committee. For the reasons set forth above, S.G. Warburg recommended that STI attempt to pursue a merger with a strategically appropriate candidate. STI's
Chairman, Anthony D. Autorino, had by that date engaged in preliminary discussions with Jeffrey J. Steiner, Chairman of The Fairchild Corporation, about a possible acquisition by STI of the telecommunications business of FII.

         As part of its report to the Board, S.G. Warburg presented and analyzed the possible structure of a transaction in which STI could acquire the FII telecommunications business, an enterprise significantly larger than STI's own operations. Management believed that a combination with FII could circumvent, to some extent, the pricing issues created by the undervaluation of STI, due to FII's perceived willingness to remain a significant shareholder in STI and the perceived ability of the Surviving Corporation to leverage the combined operations to generate cash payable in the Merger. Therefore, the Board discussed with S.G. Warburg structuring an offer which included merger consideration of (i) Common Stock, (ii) preferred stock with a conversion feature at a price in excess of STI's current trading price, (iii) cash to FII preferred stockholders and (iv) assumed debt, the latter two components to be funded by borrowings of the Surviving Corporation. In the course of the meeting, S.G. Warburg presented a summary of a proposed Merger, including the following:

o    An overview of the key elements of the Merger.
o An overview of the aggregate consideration of the Merger being provided to RHI at face value and at approximate trading value.
o    A summary of the sources of financing for the Merger.
o    A summary of the advantages and issues of the Merger.

         Due to the significant adverse tax impact on The Fairchild Corporation ("TFC"), the parent holding company of RHI Holdings, Inc., the holder of all of the common stock of FII, of an outright sale of FII's communications assets, TFC advised STI that the only acceptable approach to an acquisition by STI was a merger without recognition of gain by TFC for tax purposes. In a merger, however, the surviving corporation, STI in this case, inherits all of the liabilities of the acquired company as well as its assets.

         A merger with FII was discussed as a unique opportunity for STI. FII is the largest provider of shared telecommunications services in the country, with revenues nearly double those of STI. FII is in the same business as STI, located in 23 cities in the United States including many locations where STI has no presence. FII recently acquired JWP Telecom, Inc. with its complementary "systems" business, through which it sells and services telecommunications equipment, and this would give STI improved access to potential customers. In addition, a merger with FII would bring to STI a pool of experienced managers who could be instrumental in the growth of STI.

         Finally, according to the analysis conducted by STI, a combination with such a closely related business would result in significant economies of scale, or synergies, in terms of bulk purchasing of long distance services, sharing of infrastructure, management combinations and marketing efficiencies.

         STI reviewed the potential liabilities arising as a result of a merger, and identified three primary areas of concern. These are liabilities outside of FII's communications business for which STI would become legally responsible and include: (i) approximately $50,000,000 present value in unfunded post-retirement health benefits payable on behalf of former FII employees, (ii) a dispute with the United States Government under Government Contract Accounting rules concerning potential liability of FII arising out of the use of and accounting for approximately $50,000,000 in excess pension funds relating to certain government contracts in the discontinued aircraft production business of FII, and (iii) certain claims relating to remediation of environmental damage resulting from discontinued FII operations. Based on a review of engineering studies conducted for FII of claims for known contamination, STI estimates that it is reasonably possible that the costs resulting from such claims could range from $8,000,000 to $30,000,000, although further investigation could result in either a lower or higher estimated cost level. There may be off-sets from third-party claims or insurance recoveries which would reduce potential liability. STI's estimates did not include any claims for unknown liabilities for properties not yet surveyed for environmental contamination which could have occurred as long ago as thirty years.

         A principal subject of negotiations between STI and FII was the matter of handling the liabilities of FII arising from non-communications activities. The negotiated result, as described in further detail elsewhere in this Proxy Statement (see "FII Recapitalization, Liabilities and Indemnification"), was to have TFC and RHI indemnify STI for all such liabilities. In addition, the TFC affiliates holding the aircraft fasteners business and assets and the entity holding the D-M-E industrial mold business and assets are to indemnify STI indefinitely for liabilities arising out of their respective businesses. As further security, it was agreed that the Preferred Stock to be delivered as part of the Common Consideration for the Merger (excluding cumulative Convertible Preferred Stock with a face liquidation preference of $1,500,000) would be pledged by RHI as security for the indemnification agreements for not less than three years and until such time as TFC's audited balance sheet reflected a GAAP net worth of at least $225,000,000, including for such purpose the value of the Preferred Stock, and until such net worth had grown at least $25,000,000 from September 30, 1995, not including for such purpose any net worth attributable to investments in the Preferred Stock in STI. See "FII Recapitalization,
Liabilities and Indemnification" and "Proposal to Approve the Merger and Amendments - Additional Agreements".

         STI and FII representatives negotiated the terms of a merger agreement for presentation to the two companies' boards of directors during the period between October 19, 1995 and November 9, 1995. Contemporaneously, STI's management conferred with representatives of CS First Boston and engaged that firm to seek approximately $260,000,000 in debt financing to be incurred by the corporation which would survive the merger. The proceeds of the debt financing would be used primarily to issue cash consideration to the holders of preferred stock of FII, and to retire certain debt of FII, all as part of the Merger.

         On November 9, 1995, STI's Board of Directors held a meeting at which S.G. Warburg made a presentation updating its presentation to the Board on October 19, 1995. S.G. Warburg stated that the proposed Merger Agreement reflected in substance the transaction structure discussed at the October 19, 1995 meeting, and S.G. Warburg highlighted modifications concerning certain financial aspects which had been agreed between STI and FII and the financial implications of such modifications on the combined company. S.G. Warburg further stated that its continuing analysis had, in fact, increased the estimate of the financial benefits of the synergies arising from a merger with FII. S.G. Warburg also presented its letter concluding that the consideration paid by STI for the Merger was fair from a financial point of view to STI. In addition to discussing the analysis conducted relative to the rendering of its fairness opinion, S.G. Warburg presented to the Board the following analyses for consideration by the
Board:

         o An estimated pro forma combined income statement of the combined company for the five-year period following the consummation of the Merger.

         o A pro forma earnings per share dilution analysis for the combined company for the five-year period following the consummation of the Merger.

         o An analysis of pro forma cash flow for the combined company for the five-year period following the consummation of the Merger.

         o A pro forma EBITDA analysis (including projected synergies), income tax calculations (including projected utilization of net operating loss carry forwards) and a pro forma combined cash flow statement and a debt amortization schedule, all estimated for the five-year period following the consummation of the Merger.

         o An analysis of relative credit ratios including total debt to EBITDA, total debt and preferred stock to EBITDA, EBITDA to net interest, EBITDA to net interest and preferred dividends and EBITDA less capital expenditures to gross interest.

         o An analysis of the share ownership of STI by STI's management and shareholders and FII's shareholders, both on a stand-alone basis and pro forma giving effect to the Merger.

         o A pro forma debt paydown and interest expense table of the combined company, estimated for the five-year period following the consummation of the Merger and a pro forma balance sheet for the combined company.

         The Board of Directors discussed certain elements of the transaction, in particular the potential impact on the price of the shares of Common Stock and the scope of the exposure to pre-merger liabilities of FII. The Board then voted to approve the Merger Agreement and to recommend its approval to the Stockholders.

REQUIRED FINANCING AND EFFECTS THEREOF

         In order to pay the Preferred Consideration (approximately $44,000,000), repay $125,000,000 in face principal amount of the FII Senior Notes and pay an amount of bank and other indebtedness of FII equal to approximately $54,000,000 and to refinance STI's current borrowing facilities STI plans to borrow the requisite funds through the issuance of senior and subordinated debt instruments. STI has received a letter from CS First Boston Corporation ("CS First Boston") stating that it is "highly confident" that it can raise $260,000,000 in debt in connection with the Merger, which would include a $25,000,000 working capital line of credit. STI and FII have paid CS First Boston $1,000,000 for the letter which is creditable against the $7,500,000 payable to CS First Boston upon consummation of the financing in connection with the Merger. There can be no assurance that CS First Boston will be able to raise, or that STI will be able to borrow, sufficient funds to meet its obligations under the Merger on acceptable terms, in which case the Merger Agreement will be terminated. See "Proposal to Approve the Merger and Amendments
- Fees and Expenses" and "Proposal to Approve the Merger and Amendments - Amendment, Termination."

OPINION OF S.G. WARBURG

         The Board of Directors of STI initially engaged S.G. Warburg & Co. Inc. ("S.G. Warburg") to act as financial advisor with respect to the examination of various strategic options available to STI. As part of that engagement, the Board of STI requested that S.G. Warburg assist it in preparing for, considering and negotiating a merger between STI and FII. S.G. Warburg has delivered its written opinion to the Board of Directors of STI that, as of November 9, 1995, the financial consideration to be paid upon the terms and conditions set forth in the Merger Agreement dated November 9, 1995 between STI and FII is fair, from a financial point of view, to STI. STI stockholders are urged to read this opinion in its entirety for assumptions made, matters considered and limits of review by S.G. Warburg. S.G. Warburg did not make or seek to obtain an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of STI or FII, nor did S.G. Warburg make any physical inspection of the properties or assets of STI or FII. STI discussed the liabilities of FII and the risks associated therewith with its legal and financial advisors. However, the opinion of S.G. Warburg does not address the indemnification to be provided to STI by TFC, RHI and their respective affiliates. See "Special Factors - FII Recapitalization, Liabilities and Indemnification" and "Reasons for the Merger and Amendments; Recommendations of the Board of Directors". No limitations were imposed by the STI Board upon S.G. Warburg with respect to the investigations made or procedures followed by it in rendering its opinion. S.G. Warburg has not been requested to update its opinion to the date of this Proxy Statement.

         THE FULL TEXT OF THE OPINION OF S.G. WARBURG, WHICH SETS FORTH ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN BY S.G. WARBURG, IS ALSO ATTACHED HERETO AS EXHIBIT B TO THIS PROXY STATEMENT. S.G. WARBURG'S OPINION IS DIRECTED ONLY TO THE FINANCIAL TERMS OF THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STI STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE MEETING. THE SUMMARY OF THE OPINION OF S.G.
WARBURG SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

         In arriving at its opinion, S.G. Warburg (i) reviewed the consolidated financial statements of recent years of The Fairchild Corporation and Fairchild Industries, Inc. as filed with the Securities and Exchange Commission; (ii) reviewed certain audited financial statements for STI for the three years ending December 31, 1994 and more recent unaudited financial information (including that for the six months ended June 30, 1995); (iii) reviewed certain internal financial statements relating to STI prepared by the management of STI and certain internal financial statements relating to FII prepared by the management of FII; (iv) reviewed certain financial projections of STI and FII prepared by their respective management; (v) discussed the past and current operations and financial condition and prospects of STI and FII with their respective senior management; (vi) analyzed the pro forma impact of the merger on STI; (vii) reviewed certain financial and stock market information of certain companies S.G. Warburg deemed appropriate in analyzing STI and FII, as well as the financial terms of certain other related transactions; (viii) participated in selected discussions and negotiations among representatives of STI and FII and their respective advisors; (ix) reviewed the Merger Agreement, the Shareholders' Agreement, the Registration Rights Agreement and other relevant documentation concerning the transaction; and (x) performed such other financial studies, analyses and examinations and considered such other factors as S.G.
Warburg deemed relevant.

         In arriving at its opinion, S.G. Warburg relied, without independent verification, upon the accuracy and completeness of all financial and other information publicly available or furnished to or otherwise discussed with it, including information prepared by STI management. With respect to financial forecasts and other information provided to or otherwise discussed with it, S.G. Warburg assumed that such forecasts and other information were reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective senior managements of STI and FII as to the expected future financial performance of STI and FII. S.G. Warburg also relied upon the views of the management of STI and FII in assuming that certain long-term strategic benefits, both operational and financial, will result from the Merger. S.G. Warburg expressed no opinion as to the price at which the Common Stock and preferred stock of the Surviving Corporation will trade subsequent to the Merger. S.G. Warburg's opinion was based upon financial, stock market and other conditions and circumstances existing and disclosed to it as of the date of its opinion.

         In delivering its opinion and discussing the proposed transaction with the Board of Directors of STI, S.G. Warburg presented certain of the foregoing information in the form of analyses and valuation summaries to the Board. The initial meeting with the Board was held on October 19-20, 1995, and an update concerning the financial aspects relating to the Merger was provided to the Board on November 9, 1995.

October 19-20, 1995 STI Board Presentation

         At the October 19-20, 1995 meeting of the STI Board of Directors, S.G. Warburg presented information concerning major developments and reviewed materials relating to the following matters: (i) strategic alternatives available to STI, including the proposed Merger, (ii) a valuation of FII and potential synergies made possible by the proposed Merger, (iii) the pro forma impact to STI of the Merger, and (iv) quantitative analysis relating to the foregoing matters.

November 9, 1995 STI Board Presentation

         At the November 9, 1995 meeting of the STI Board of Directors, S.G. Warburg made a presentation concerning material changes to the financial terms of the Merger since the October 19, 1995 meeting. S.G. Warburg also reviewed the conclusions of its fairness opinion as outlined below.

THE PROPOSED MERGER

        Valuation Analyses

         S.G. Warburg reviewed with the STI Board the analyses discussed below relating to the valuation of FII. Several valuation techniques were applied to determine value.

        Introduction to Comparable Companies and Precedent Transactions Analysis

         In the absence of companies publicly traded in directly comparable lines of business, S.G. Warburg analyzed the U.S. long-distance reseller industry and the U.S. business and government telecommunications systems industry.

        Analysis of Public Trading Valuation of Selected Comparable Companies

         The market multiples analysis which S.G. Warburg applied in its valuation performs two functions: (i) it compares how the selected comparable companies are valued by the stock market, and (ii) it calculates an implied value of the target company by assuming that the target trades in the public market with multiples similar to those of other publicly traded companies in its industry.

         S.G. Warburg presented to the STI Board an analysis of the public trading valuation of selected comparable companies, including share price, market value, adjusted market value, multiples of market value and multiples of adjusted market value. All earnings per share figures for the comparable companies were based on the consensus net income estimates of selected investment banking firms and all earnings per share estimates for STI were based on internal estimates.

         Such comparable companies that S.G. Warburg examined included: ACC Corp.; AmeriConnect, Inc.; Frontier Corp.; Incomnet, Inc.; LCI International, Inc.; MFS Communications Company, Inc.; Network Long Distance, Inc.; Phoenix Network, Inc.; Total-Tel USA Communications, Inc.; UStel, Inc.; U.S. Long Distance Corp.; US Wats, Inc.; WinStar Communications, Inc.; and WorldCom Inc.

         S.G. Warburg compared market values as multiples to, among other things, latest 12 months and estimated fiscal 1995 and 1996 net income for both industries. The respective multiples of the long-distance reseller companies were between the following ranges: (i) latest 12 months net income: 6.3x to 63.3x (with a mean of 34.3x and a median of 30.6x) and (ii) estimated 1995 net income: 4.1x to 13.9x (with a mean of 10.5x and a median of 13.7x). The respective multiples of the telecommunications systems companies were between the following ranges: (i) latest 12 months net income: 15.6x to 61.4x (with a mean of 29.2x and a median of 20.0x); (ii) estimated 1995 net income: 15.9x to 24.7x (with a mean of 18.8x and a median of 17.3x); and (iii) estimated 1996 net income: 11.8x to 19.5x (with a mean of 14.9x and a median of 14.2x).

         S.G. Warburg compared adjusted market capitalization to, among other things, latest twelve months revenues, earnings before interest and taxes plus depreciation and amortization ("EBITDA") and the sum of (x) EBITDA and (y) selling, general and administrative (SG&A) expenses. The respective multiples of the long-distance reseller companies were between the following ranges: (i) latest 12 months net revenue: 0.60x to 1.26x (with a mean of 0.92x and a median of 0.81x); (ii) latest 12 months EBITDA: 6.7x to 49.0x (with a mean of 26.2x and a median of 24.4x); and (iii) latest twelve months EBITDA+SG&A: 0.6x to 6.4x (with a mean of 2.8x and a median of 2.6x). The respective multiples of the telecommunications systems companies were between the following ranges:

(i) latest 12 months net revenue: 1.0x and 3.1x (with a mean of 1.7x and a median of 1.3x); (ii) latest 12 months EBITDA: 5.2x to 15.2x (with a mean of 8.8x and a median of 7.3x); and (iii) latest 12 months EBITDA+SG&A: 3.1x to 7.8x (with a mean of 4.7x and a median of 3.3x).

         S.G. Warburg also presented an analysis of operating statistics of the comparable companies including, among other things, operating margins (in relation to EBITDA, EBIT and net income) and estimated five-year earnings per share growth rates.

         The multiples applied to FII result in an implied enterprise value range, excluding any acquisition premium, of approximately $230,000,000 to $250,000,000.

        Analysis of Selected Precedent Transactions

         The precedent transactions analysis examines various financial multiples that were paid in selected merger and acquisition transactions involving companies in the same industry as the target. These multiples are then applied to the financial statistics of the target company to arrive at a value range for the target company in the context of an arms-length negotiated transaction.

         S.G. Warburg analyzed, among other things, the implied multiples paid in relation to revenues, earnings before income, taxes, depreciation and amortization (EBITDA), and the sum of (x) EBITDA and (y) SG&A Expenses of the selected mergers and acquisitions. S.G. Warburg compared these multiples with the implied multiples under the terms of the Merger.

         Among the precedent transactions that S.G. Warburg reviewed were the acquisition of ITC, Inc. by U.S. Long Distance Corp., the acquisition of Corporate Telemanagement Group by LCI International Inc., the acquisition of Enhanced Telemanagement, Inc. by Frontier Corp., the acquisition of WCT Communications, Inc. by Rochester Telephone Corp., the acquisition of RealCom Office Communications by MFS Communications Company, Inc., the acquisition of Centex Telemanagement Inc. by MFS Communications Company, Inc., the acquisition of Advanced Telecommunications Corp. by LDDS Communications Inc., and the acquisition of Telecom USA, Inc. by MCI Communications Corporation.

         The multiples of revenues, EBITDA, and EBITDA+SG&A were between the following ranges: (i) revenues: 0.7x to 2.2x (with a mean of 1.3x and a median of 1.2x); (ii) EBITDA: 9.3x to 13.0x (with a mean of 11.3x and a median of 11.6x); and (iii) EBITDA+SG&A: 1.6x to 4.8x (with a mean of 3.3x and a median of 3.3x).

         The multiples applied to FII result in an implied enterprise value range of approximately $245,000,000 to $300,000,000.

         No company, transaction or business used in the comparable company and selected merger and acquisition transactions analyses as a comparison is identical to STI or FII or the Merger. Accordingly, an analysis of the results of the foregoing is not entirely mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that can affect the acquisition or public trading value of the comparable companies or the business segment or company to which they are being compared.

        Discounted Cash Flow Analysis

         The discounted cash flow ("DCF") analysis performed by S.G. Warburg calculated the present value of the target company based on the combination of two components: (i) the present value of projected future cash flows from operations for the five-year period commencing in 1996, and (ii) the present value of an estimated terminal value based on a range of multiples of EBITDA at some future point in time.

         In its DCF analysis, S.G. Warburg applied discount rates ranging between 12% and 16%, and applied terminal value multiples ranging between 7.0x and 8.0x EBITDA. This analysis resulted in an implied enterprise value range of approximately $230,000,000 to $260,000,000.

         Additionally, S.G. Warburg discussed with the STI Board a DCF analysis including forecast increases in pro forma combined operating profit resulting from the combination of the businesses ("synergies") as estimated by the managements of STI and FII. Utilizing the same discount rate and terminal value multiples as above, this analysis resulted in an implied enterprise value range of approximately $255,000,000 to $290,000,000. Accordingly, on a DCF basis, this analysis resulted in an implied value range of the synergies of approximately $25,000,000 to $30,000,000.

PRO FORMA IMPACT ANALYSIS

         S.G. Warburg presented to the STI Board information concerning the pro forma impact of the Merger based upon the detailed quantitative analysis discussed below.

         S.G. Warburg presented to the STI Board an analysis of the transaction structure and Merger setting forth the kind and amount of securities to be issued and the sources and uses of funds in the Merger. S.G. Warburg also discussed the impact of the use of preferred stock as part of the consideration in the Merger.

         S.G. Warburg also presented an analysis of the pro forma impact of the Merger to STI on a stand-alone basis, including estimated revenue, EBITDA, cash flow and net income, as well as leverage, estimated earnings per share, cash flow per share and EBITDA per share for 1995 (pro forma for the transaction) and 1996. S.G. Warburg noted that the impact of the Merger for 1996 when compared against STI on a stand-alone basis is significantly dilutive as to estimated earnings per share but accretive as to both estimated cash flow per share and EBITDA per share. The pro forma analysis assumed a certain level of long-term strategic benefits which were based upon the views of STI's management.

         In arriving at its opinion, S.G. Warburg performed a variety of financial analyses, the material portions of which are summarized above. The summary set forth above does not purport to be a complete description of the analyses performed by S.G. Warburg. In addition, S.G. Warburg believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all such factors and analyses, could create a misleading view of the process underlying its analyses set forth in its opinion. The matters considered by S.G. Warburg in arriving at its opinion are based on numerous macroeconomic, operating and financial assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond STI's or FII's control. Any estimates incorporated in the analyses performed by S.G. Warburg are not necessarily indicative of actual past or future results or values, which may be significantly more or less favorable than such estimates. Estimated values do not purport to be appraisals and do not necessarily reflect the prices at which businesses or companies may be sold in the future, and such estimates are inherently subject to uncertainty. Arriving at a fairness opinion is a complex process, not necessarily susceptible to partial or summary description. No company utilized as a comparison is identical to STI or FII. Accordingly, an analysis of comparable companies and comparable business combinations resulting from the transactions is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the value of the comparable companies or company to which they are being compared.

         The STI Board selected S.G. Warburg as its financial advisor because it is an internationally recognized investment banking firm and S.G. Warburg has substantial experience in transactions similar to the Merger and is familiar with STI and its business. S.G. Warburg is an investment banking firm engaged, among other things, in the valuation of businesses and their securities in connection with mergers and acquisitions. Prior to its engagement to act as financial advisor with respect to the examination of various strategic options available to STI in July 1995, S.G. Warburg had not rendered any investment banking services to STI.

         Pursuant to the terms of an engagement letter amended November 8, 1995, STI has paid S.G. Warburg monthly retainers aggregating $150,000 in relation to the examination of various strategic options available to STI. Additionally, S.G. Warburg will receive a fee of $1,100,000 for acting as financial advisor in connection with the Merger, including rendering its opinion. In addition, STI has agreed to retain S.G. Warburg (and any successor firm) as its financial advisor for the next three years for which S.G. Warburg will receive an annual retainer of $250,000. Whether or not the Merger is consummated, STI has also agreed to reimburse S.G. Warburg for its reasonable out-of-pocket expenses, including all reasonable fees and disbursements of counsel, and to indemnify S.G. Warburg and certain related persons against certain liabilities relating to or arising out of its engagement, including certain liabilities under the federal securities laws.

FII RECAPITALIZATION, LIABILITIES AND INDEMNIFICATION

         In order to provide for favorable tax treatment to the FII stockholders, the transaction between STI and FII was structured as a merger. As a result of this structure, the Surviving Corporation will be liable for all liabilities of FII with respect to its operations prior to the Effective Time. Prior to the Merger, and as a precondition of the Merger, FII, its parent and RHI's parent, The Fairchild Corporation ("TFC") and certain other subsidiaries of TFC will undergo a recapitalization pursuant to which FII will divest itself of all assets unrelated to the communications business (the "Communications Business"). RHI will assume all liabilities of FII unrelated to the Communications Business, including but not limited to: (i) contingent liabilities related to the alleged failure by FII to comply with certain Federal Acquisition Regulations and Cost Accounting Standards in accounting for (x) the 1985 reversion to FII of certain assets of terminated defined benefit pension plans and (y) pension costs upon the closing of segments of FII's business; (ii) all environmental liabilities except those related to FII's Communications Business; (iii) approximately $50,000,000 (at June 30, 1995) of costs associated with post-retirement healthcare benefits; (iv) a secured note payable in an aggregate principal amount of approximately $3,300,000 at September 30, 1995; and (v) all other accrued liabilities and any and all other unasserted liabilities unrelated to FII's Communications Business (the "Non-communications Liabilities"). See "Special Factors - Background of the Merger" and "Information About FII - Legal Proceedings".

         In the Merger Agreement, TFC, RHI and FII make representations and warranties with respect to the Communications Business and the Merger Agreement provides that STI and TFC on the one hand and RHI on the other shall indemnify each other from losses arising out of any breaches of their respective representations and warranties in the Merger Agreement to the extent that losses to a party exceed $4,000,000. Each party's right to bring claims for indemnity under the Merger Agreement expires on March 31, 1997. STI may meet its indemnification obligations by issuing Common Stock having a fair market value equal to the loss to the party it must indemnify.

         While TFC and RHI, as a precondition to the Merger, will enter into a joint and several Indemnification Agreement with respect to all Non-communications Liabilities and D-M-E, Inc., a company to be formed in the FII Recapitalization ("D-M-E") and Fairchild Fasteners, Inc. will enter into Indemnification Agreements with respect to the respective liabilities of the plastic and injection molding and aerospace and industrial fasteners businesses formerly operated by FII, pursuant to which they will indemnify the Surviving Corporation for the aforesaid liabilities, as a matter of law the Surviving
Corporation will not be released from FII's obligations with respect to such liabilities. There is no expiration date with respect to the Indemnification Agreements. All indemnification obligations under the Indemnification Agreements are secured by all of the shares of Cumulative Convertible Preferred Stock (other than an amount equal to $1,500,000 in initial liquidation preference) and the

Special Preferred Stock issued to RHI in the Merger. Accordingly, to the extent the indemnifying parties are unable to or do not in fact meet their obligations under the Indemnification Agreements, the Surviving Corporation will be required to satisfy in full any liabilities not satisfied by the indemnifying parties.

         While the pledge of shares of Preferred Stock permits the Surviving Corporation to foreclose upon and cancel such stock as to which the liquidation value equals the obligation of an indemnifying party, this right will not in fact provide the Surviving Corporation with cash reimbursement for liabilities paid. The Surviving Corporation may demand cash payment in lieu of foreclosing upon the Preferred Stock or for any amount owed in excess of the liquidation value of such Preferred Stock. The pledge of stock expires on that date which is the later to occur of the third anniversary of the pledge agreement and the date as of which the consolidated net worth of TFC is at least (x) $25,000,000 greater than such net worth at September 30, 1995 and (y) $225,000,000 (including the value of the Convertible Preferred Stock).

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         Neither STI nor its current Stockholders (the "Current Stockholders") will recognize any gain or loss as a result of the Merger. Assuming that (i) the Merger is structured as described in this Proxy Statement, (ii) RHI enters into the Shareholders Agreement including a lock-up provision with respect to the resale of STI stock (as described below) and (iii) RHI has no plan or intention of disposing of the shares of Common Stock and Preferred Stock of STI received pursuant to the Merger, the Merger should be treated as a reorganization under section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code") (a so-called "Type A reorganization"). If the Merger is treated as a Type A reorganization, FII will not recognize any gain or loss as a result of the Merger, and the tax basis of the assets of FII in the hands of STI will be the same as the tax basis of such assets in the hands of FII immediately prior to the Merger.

         The following is a summary of the material federal income tax consequences to STI and the Current Stockholders as a consequence of the Merger, based upon the advice of Gadsby & Hannah, as tax advisor to STI. This discussion is based upon the laws, regulations and reported rulings and decisions in effect as of the date of this Proxy Statement (or, in the case of certain regulations, proposed as of such date), all of which are subject to change, retroactively or prospectively, and to possibly differing interpretations.

         No ruling on the federal income tax consequences of the Merger has been or will be requested from the Internal Revenue Service or from any other tax authority. FII, with respect to the FII Recapitalization, is seeking a ruling with respect to the tax consequences thereof, the receipt of which is a condition to the Merger. See "Proposal to Approve the Merger and Amendments - Other Terms and Conditions". Moreover, this discussion does not address any foreign, state or local income or other tax consequences of the Merger.

         ACCORDINGLY, EACH CURRENT STOCKHOLDER IS STRONGLY URGED TO CONSULT SUCH CURRENT STOCKHOLDER'S OWN TAX ADVISOR REGARDING ANY SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE FEDERAL, STATE, LOCAL, FOREIGN, INCOME AND OTHER TAX CONSEQUENCES OF THE MERGER AND POTENTIAL CHANGES IN APPLICABLE TAX LAWS.

         Federal Income Tax Consequences for STI and FII. STI will not recognize any gain or loss as a result of the Merger.

         The federal income tax consequences of the Merger for FII will depend upon whether or not the Merger is treated as a reorganization under section
368(a)(1)(A) of the Code (a so-called "Type A reorganization") for federal income tax purposes.

         In order to qualify as a Type A reorganization, the Merger must satisfy four requirements. First, the Merger must qualify as a merger or consolidation under state law. Second, the Merger must have a bona fide business purpose (other than tax avoidance). Third, after the Merger, STI must continue FII's communications business or use a significant portion of FII's "historic business assets" in its business. Fourth, the shareholders of FII immediately before the Merger must, in the aggregate, maintain a significant continuing equity interest in the Surviving Corporation after the Merger (the "Continuity of Interest Test"). It is the judgment of Gadsby & Hannah that the fact that RHI is the only pre-Merger FII shareholder that receives an equity interest in STI pursuant to the Merger notwithstanding, the Continuity of Interest Test will be met if the value of the Common Stock and Preferred Stock of STI received by RHI pursuant to the Merger has a value equal to at least 50 percent of the value (measured at the time of the Merger) of the total consideration paid by STI to the shareholders of FII, and RHI actually retains ownership of such stock for at least two years (assuming that at the time of the Merger, RHI has no plan or intention to dispose of the Common Stock and Preferred Stock of STI received by RHI in the Merger). Therefore, if (i) the Merger is structured as described in this Proxy Statement, (ii) RHI enters into a Lock-Up Agreement (as defined below) and (iii) RHI has no plan or intention of disposing of the shares of Common Stock and Preferred Stock of STI, then the Merger should qualify as a Type A reorganization for federal income tax purposes.

         If the Merger qualifies as a Type A reorganization, FII will not recognize any gain or loss as a result of the Merger and the tax basis of the assets of FII in the hands of STI will be the same as the tax basis of such assets in the hands of FII immediately prior to the Merger. The holding period of the assets of FII received by STI will include the period during which such assets were held by FII.

         If the Merger does not qualify as a Type A reorganization, it most likely will be treated as a taxable exchange of FII's assets for shares of Common Stock and Preferred Stock of STI and cash, followed by a liquidation of FII in which the shareholders of FII immediately before the Merger receive the Merger consideration. Under such treatment, STI's tax basis of the assets of FII in the hands of STI would be the fair market value of the Merger consideration (which includes the value of the Common Stock and Preferred Stock of STI, the cash consideration and the amount of FII's liabilities assumed by STI), and the holding period of the assets of FII received by STI would begin on the date of the Merger.

         Federal Income Tax Consequences for the Current Stockholders. Whether or not the Merger qualifies as a Type A reorganization, the Current Stockholders will not recognize any gain or loss as a result of the Merger.

ACCOUNTING TREATMENT OF THE MERGER

         The Merger is intended to qualify as purchase accounting for financial reporting purposes. Under the purchase method of accounting, the assets and liabilities of FII will be recorded on the books of STI at their fair market values. STI will allocate the excess cost of purchasing FII over the fair value of FII's net tangible assets at acquisition to identifiable intangible assets to the extent possible. The residual will be treated as goodwill and will be amortized on a straight-line basis over 40 years.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

         In considering the recommendations of STI's Board of Directors, Stockholders should be aware that certain members of management and the Board of Directors of STI have certain interests in the Merger that are in addition to the interests of Stockholders of STI generally. Prior to the Effective Time, the Surviving Corporation shall enter into a two-year employment agreement with each of Mr.

Autorino and Mr. DiVincenzo as Chief Executive Officer and Chairman, and Senior Vice President and Chief Financial Officer, respectively, of the Surviving Corporation, providing for annual base salaries of $500,000 and $150,000, respectively, and significant severance payments upon a change of control.
Messrs. Autorino, DiVincenzo, _______, and have received options for ______, ______, _____, and _____ shares respectively. Neither Mr. Autorino nor Mr. DiVincenzo currently has an employment agreement but are paid annual salaries of $330,000 and $115,000, respectively. Additionally, the Board adopted the 1996 Equity Incentive Plan (the "1996 Plan") providing for issuance of options to employees and _____ to purchase up to 1,500,000 shares of Common Stock as determined by the [Compensation Committee]. The [Compensation Committee] has also approved the issuance under the 1996 Plan thereunder to Mr. Autorino and other executive officers of the Surviving Corporation [effective upon the Merger] of options to purchase Common Stock.

EFFECT IF THE MERGER AND AMENDMENTS ARE NOT APPROVED

         If the Merger and Amendments are not approved as required by the Merger Agreement, each party bears its own fees and expenses and shares the $1,000,000 "highly confident" letter fee of CS First Boston. STI will most likely continue to pursue additional acquisitions or business combinations to further its long term objective to maximize shareholder value. See "Fees and Expenses".

REASONS FOR THE MERGER AND AMENDMENTS; RECOMMENDATIONS OF THE BOARD OF DIRECTORS

         The Board of Directors of STI believes that the terms of the Merger Agreement are fair to, and in the best interests of, STI and its stockholders. Accordingly, the Board of Directors of STI has approved the Merger Agreement, declared it advisable and recommended the approval by STI Stockholders of the Merger and Amendments. STI's Board of Directors believes that the business combination with FII will further STI's long-term strategic objective to maximize shareholder value.

         In reaching its determinations and recommendations described above, the Board of Directors of STI considered the factors described below:

                   (i)      The opinion of S.G. Warburg;

                   (ii) Information with respect to the financial condition, business, operations and prospects of both STI and FII, on both an historical and prospective basis;

                   (iii) Information with respect to the terms and structure of the Merger including the business, financial and tax aspects to STI;

                   (iv) That significant benefits will inure to STI from the integration of the operations, management, capabilities and purchasing power of the operations of the two companies and the increase in the geographic scope of operations;

                   (v) That STI would require significant infusions of capital or an affiliation with another entity to preserve and expand its current business and thereby increase its competitiveness and profitability;

                   (vi) That after considering a range of possible alternative transactions, there was substantial uncertainty as to STI's ability to consummate an alternative transaction or series of transactions on satisfactory terms within a reasonable time; and

                   (vii) That increasing the authorized Common Stock and preferred stock will provide the Surviving Corporation with an increased ability to consider and consummate acquisitions and to raise capital.

In view of the wide variety of factors considered by the STI Board of Directors in connection with its evaluation of the Merger and Amendments, the STI Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative values to the individual factors considered in reaching its determination and recommendation with respect to the Merger, although the factors identified in subsections (i), (ii), (iii) and (iv) above were particularly significant to the deliberations of the STI Board of Directors.

The STI Board believes that the terms of the Merger are fair to the STI stockholders, and THE STI BOARD OF DIRECTORS RECOMMENDS THAT STI STOCKHOLDERS APPROVE THE MERGER AND AMENDMENTS. The STI Board has authorized consummation of the Merger subject to the approval of the STI Stockholders and certain other conditions. See "Proposal to Approve the Merger and Amendments - Other Terms and Conditions."

                  PROPOSAL TO APPROVE THE MERGER AND AMENDMENTS


         The following information is not intended to be a complete description of all information relating to the Merger and Amendments and is qualified in its entirety by reference to more detailed information contained elsewhere in this Proxy Statement, including the Exhibits hereto. A copy of the Merger Agreement is attached as Exhibit A and is incorporated herein by reference.

GENERAL

         The Merger Agreement provides for the merger of FII with STI, with STI surviving the Merger with the new name "Shared Technologies Fairchild Inc." (hereinafter sometimes referred to as the "Surviving Corporation"). As a result of the Merger, all shares of FII common stock (all of which are owned by RHI) will be converted into the right to receive in the aggregate (i) 6,000,000 shares of Common Stock, (ii) shares of Cumulative Convertible Preferred Stock paying a 6% initial annual dividend and having an aggregate liquidation preference (and a mandatory redemption price at the end of 12 years) of $25,000,000 plus an amount equal to the total amount of dividends the holders would have received if dividends had been paid at the rate of 10% less the amount of dividends actually paid and (iii) shares of Special Preferred Stock having an initial aggregate liquidation preference of $20,000,000, which increases $1,000,000 each year after 1996 to a maximum liquidation preference of $30,000,000. The Special Preferred Stock also features certain mandatory redemption provisions. In the Merger, certain shares of preferred stock of FII owned by RHI will be canceled and all other holders of preferred stock of FII will be paid cash by STI aggregating approximately $44,000,000 (which equals the aggregate liquidation preference of such securities) plus dividends accrued to the date of payment. See "Information about STI Description of Securities". Upon the filing of the Certificate of Merger the Amendments will become effective to cause the name change and to increase the authorized Common Stock, $.004 par value per share from 20,000,000 to 50,000,000 shares and to increase the authorized shares of preferred stock from 10,000,000 to 25,000,000. See "Information About STI - Description of Securities".

CERTAIN EFFECTS OF THE MERGER

         As a result of the Merger, the holders of the currently outstanding shares of Common Stock will decrease their ownership position from 100% to 59%. A single stockholder, RHI, will own 41% of the outstanding Common Stock of the Surviving Corporation. RHI, Mr. Autorino (who, upon the Merger will own 8.36% of the outstanding Common Stock of the Surviving Corporation) and STI shall, as a precondition to the Merger, enter into a Shareholders' Agreement pursuant to which they agree to cause the Board of Directors to consist at all times of eleven directors, with RHI having the ability to nominate three (four at such time as Mr. Borer is not also a director) and Mr. Autorino having the ability to nominate seven. Each party agrees to vote for the other party's nominees. The issuance of the Special Preferred Stock and Cumulative Convertible Preferred Stock will not have an effect on the voting rights of current holders of Common Stock, as each is non-voting, except as may be required by law, and except, in the case of the Cumulative Convertible Preferred Stock, certain rights to elect up to two directors as to which Mr. Autorino had nomination rights upon payment defaults as described below. See, "Information About STI - Description of Securities". By their respective terms, the Special Preferred Stock and Cumulative Convertible Preferred Stock will rank junior to the rights on liquidation and as to payment of dividends with respect to the Series C Preferred Stock, and on parity with each of the Series D and Series F classes of preferred stock.

         Concurrently with the Merger, FII's Chief Operating Officer Mel D. Borer will become President and a Director of the Surviving Corporation and FII shall have the right to nominate three additional members of the Board of Directors who shall then be elected to the Board, with Mr. Autorino having the right to nominate seven Board members. Additionally, if four consecutive dividend payments are missed with respect to the Convertible Preferred Stock, FII shall have the right to nominate one additional director and if eight consecutive dividend payments are missed, FII shall have the right to nominate a second additional director. See "Information About STI - Description of Securities". FII has disclosed to STI that it has entered into two year employment agreements with 12 employees (including Messrs. Steiner and Borer), each with annual base salaries exceeding $100,000 and with aggregate annual base salaries aggregating approximately $1,900,000. The Shareholders' Agreement to be entered into among STI, Mr. Autorino and RHI concurrently with the Merger provides that Jeffrey J. Steiner, Chairman of the Board, Chief Executive Officer and President of FII, RHI and TFC will be Vice Chairman of the Surviving Corporation. His base salary under the aforesaid employment agreement will be $350,000. Mr. Borer, who is currently Chief Operating Officer of FII, will have an annual base salary of $250,000. Messrs. Steiner and Borer will also receive options under STI's 1996 Equity Incentive Plan to purchase _______ and ______ shares, respectively, of the Common Stock of STI.

         In connection with the Merger, STI has agreed to indemnify FII for losses incurred by FII in connection with a breach of STI's representations and warranties as set forth in the Merger Agreement. In the event of any such breach and liability by STI therefor, STI has the option, in lieu of paying cash, to issue shares of Common Stock to RHI equal in value to the amount of any such loss. If STI should choose to issue shares of Common Stock to satisfy its indemnification obligations for a breach, such issuance will result in a dilution of the interests of the STI Stockholders.

         Upon consummation of the Merger and the issuance of 6,000,000 shares of Common Stock to RHI, the sole stockholder of FII, with a current market value of approximately $4.00 per share, the holders of the STI Series C Preferred Stock will be entitled to a downward adjustment in the applicable conversion price of the Series C Preferred Stock, which adjustment will entitle the such holders to approximately 75,000 additional shares of Common Stock upon conversion of the Series C Preferred Stock. Any such conversion of the Series C Preferred Stock will result in the further dilution of the interests of the STI Stockholders.

         In connection with the Merger, STI has granted to RHI certain demand and piggy-back registration rights with respect to the Common Stock and Preferred Stock issued to RHI (i) pursuant to the Merger Agreement, (ii) in the future to satisfy indemnification obligations, and (iii) issuable and issued upon conversion of shares of the Cumulative Convertible Preferred Stock. Any exercise of such registration rights may result in dilution of the interest of STI's stockholders, hinder STI's efforts to arrange future financings and/or have an adverse effect on the market price of the Common Stock.

EFFECTIVE TIME

         The Merger will be effective upon the issuance of a Certificate of Merger by the Secretary of State of Delaware (the "Effective Time").

OTHER TERMS AND CONDITIONS

         The respective obligations of STI and FII to consummate the Merger are subject to the fulfillment or written waiver of the following conditions: (i) approval of the Merger and Amendments by Stockholders of STI owning a majority of the outstanding Common Stock, (ii) the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Act shall have expired or been terminated, (iii) the absence of any order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order prohibiting the
consummation  of  the  Merger  and  transactions   contemplated  by  the  Merger
Agreement, (iv) all necessary consents of third parties shall have been obtained, (v) the FII Recapitalization shall have been effected, (vi) FII shall have made a cash tender offer to purchase all of the FII Senior Notes and in connection therewith shall have obtained the acceptance of such offer by Noteholders representing at least 51% of the outstanding principal amount of the FII Senior Notes and such Noteholders consent to the transfer by FII of all assets of FII (other than the stock of VSI) to RHI and to amend the indenture under which the FII Senior Notes were issued to remove all covenants which can be amended or deleted by majority vote, (vii) the parties shall have received the opinion of Donaldson, Lufkin & Jenrette Securities Corporation or another investment banking firm of nationally recognized standing that the fair market value of the Preferred Stock is at least equal to the positive difference between $47,500,000 and the value of the Common Stock received as part of the Common Consideration (based upon the closing price thereof on the date preceding the Effective Time), (viii) Mel Borer shall have been offered an employment agreement acceptable to STI and FII,
(ix) FII shall have received a favorable tax ruling with respect to no income recognition or other adverse income tax consequences as a result of the FII Recapitalization, (x) there shall not have occurred since December 31, 1994 (as to STI) or June 30, 1995 (as to FII), any material adverse change in their respective businesses, operations, assets, financial condition or results of operations on a consolidated basis (it being understood that no such material adverse change shall be deemed to have occurred with respect to FII if the pro forma consolidated net worth of FII is at least $80,000,000, (xi) STI's and FII's representations and warranties contained in the Merger Agreement shall be true in all material respects, (xii) STI shall have completed the distribution to its stockholders of all of the capital stock of Shared Technologies Cellular, Inc. ("Cellular") owned by STI and Cellular shall have executed a non-competition agreement with STI acceptable to FII and (xiii) the Indemnification Agreements, Shareholders Agreement, Pledge Agreement and Tax Sharing Agreement shall have been executed and delivered.

         Any condition to consummation of the Merger, other than approval by the Stockholders of STI and any required regulatory approvals, may be waived in writing by the party to the Merger Agreement entitled to the benefit of the condition. See Exhibit A.

         The Merger Agreement provides that the Merger and Amendments will become effective upon the filing and recordation of the Certificate of Merger and Certificates of Designations, Preferences and Rights with respect to the Preferred Stock with the Secretary of State of the State of Delaware (i.e., the Effective Time). STI intends to make such filing promptly after the satisfaction or written waiver, where permissible, of the conditions contained in the Merger Agreement.

ADDITIONAL AGREEMENTS

         Shareholders Agreement. The Merger Agreement provides that as a pre-condition to the Merger, Anthony D. Autorino, RHI and STI enter into a Shareholders Agreement pursuant to which Mr. Autorino and RHI agree to certain restrictions with respect to the resale of securities of STI owned by them. Mr. Autorino and RHI will agree not to sell, within the two year period beginning with the date of the Merger, other than to affiliates or certain family members, more than 10% of their respective holdings as of the date of the Merger
Agreement in securities of STI without the consent of 80% of the Board of Directors. Following the two year "lock-up," each party may transfer the securities provided that such party grants the other party the first right to negotiate the purchase of such securities for a 30 day period. If either party to the Shareholders Agreement desires to transfer more than 50% of his or its holdings to a single party or to an affiliated group (other than through underwriters in a public offering or otherwise in the securities markets generally), then such party must offer the other party "take-along" rights by which the other party shall have the right to sell a proportional amount of its shares to the same purchaser in the same transaction. Furthermore, if one of the parties receives an offer which it desires to accept from a person or related group of persons to purchase shares of STI securities representing 10% or more of the outstanding shares of STI, then such party shall offer the other party a right of first refusal to purchase such shares on the same terms and conditions before accepting such offer to purchase.

         The Shareholders Agreement also subjects the parties to a voting agreement with respect to the election of Directors. Among other things, each party agrees to (i) vote for four nominees of RHI; provided, that so long as Mr. Borer shall be President of STI they agree that he shall be a member of the Board of Directors and RHI may only nominate three directors, and seven nominees of Mr. Autorino, (ii) vote for the nominees of the other and for Mr. Borer so long as he is President, and (iii) cause to be established an Executive Committee of the Board of Directors which may act by unanimous consent only, to consist of Mr. Autorino, who shall be Chairman and Chief Executive Officer of the Surviving Corporation, Mr. Borer, the President and Chief Operating Officer of the Surviving

Corporation and Jeffrey J. Steiner (or another person designated by RHI), who shall be Vice-Chairman of the Surviving Corporation. The Shareholders Agreement terminates at such time as either Mr. Autorino or RHI owns less than 25% of the shares of Common Stock owned respectively by such Stockholders on the date of the Merger.

         Indemnification Agreements. Concurrently with the Merger TFC, RHI and certain affiliates will enter into Indemnification Agreements with respect to the historical non-telecommunications business liabilities of FII. See "Special Factors - FII Recapitalization, Liabilities and Indemnification".

         Pledge Agreement. As security for the obligations under the Indemnification Agreements, RHI will, concurrently with the Merger, pledge to the Surviving Corporation all shares of the Preferred Stock included in the Common Consideration issued to RHI in the Merger other than Cumulative Convertible Preferred Stock having an aggregate face liquidation preference of $1,500,000.

         Tax Sharing Agreement. Concurrently with the Merger, STI and RHI shall enter into a Tax Sharing Agreement. Pursuant to the Tax Sharing Agreement, STI will pay to RHI fifty percent of any reduction of STI tax which results either from STI utilization of pre-Merger net operating loss carryforwards or tax credit carryforwards of FII and VSI or from STI payment of premiums, interest and deferred financing fees associated with retirement of FII's 12.25% Senior Notes and VSI's bank indebtedness existing at the time of the Merger. The Tax Sharing Agreement also will provide for payments between STI and RHI in the event that amended tax returns or audit adjustments shift FII income or deductions between the pre-Merger and post-Merger periods.

         Registration Rights Agreement. In connection with the Merger, the Surviving Corporation will enter into a Registration Rights Agreement with respect to the Common Stock, Cumulative Convertible Preferred Stock and Special Preferred Stock issued to RHI. RHI has agreed not to sell any such stock during the two year period following the date of the Merger. After such time, RHI may demand that STI register the sale of any or all of such stock on three separate occasions, and it may also elect to "piggyback" upon a registration otherwise effected by STI for its own account or the account of other Stockholders (subject to underwriter restrictions in the event of a registration for the account of STI and subject to the existing rights of such other Stockholders now in existence).

CHANGES TO BYLAWS

         The Merger Agreement provides for certain changes in the bylaws (the "Bylaw Amendments") of STI relative to (i) the requirement for a Stockholder meeting in any instance where Stockholder approval is required, (ii) rights to elect Board of Directors members consistent with the Shareholders Agreement,
(iii) restrictions upon the issuance of options or other rights to acquire Common Stock without majority Stockholder approval, (iv) the establishment of an Executive Committee, (v) amending provisions relative to the Executive Officers of the Surviving Corporation, (vi) amending the provisions relative to amending the bylaws to require that in any instance where amendments are to be effected by the Board, and such amendments adversely affect the rights of TFC relative to the Bylaw Amendments, a vote of 80% of the Board be obtained, and (vii) to add the office of Vice Chairman.

RIGHTS OF DISSENTING STOCKHOLDERS

         Stockholders of STI who are opposed to the Merger and vote against or do not vote for the Merger at the Meeting will have no appraisal or similar rights if the Merger is approved and consummated.

FEES AND EXPENSES

         If the Merger is effected, the Merger Agreement requires that the Surviving Corporation pay 1) the fees and expenses incurred by FII in connection therewith up to a maximum of $800,000, 2) CS

First Boston $7,500,000 ($1,000,000 of which, the "Letter Fee", in payment for the "highly confident" letter, has been paid $500,000 by each of FII and STI), and 3) approximately $1,500,000 of miscellaneous expenses and nonrecurring charges related to the Merger. STI has already paid fees of $150,000 to S.G. Warburg and is required to pay $1,100,000 for acting as financial advisor in connection with the Merger. See "Special Factors - Opinion of S.G. Warburg". If the Merger is not consummated due to no fault of either party, each party will pay its own fees in connection with the transaction and will share the Letter Fee. If the Merger Agreement is terminated because (i) the Stockholders fail to approve the Merger and Amendments, (ii) STI fails to perform in any material respect any of its obligations under the Merger Agreement, or (iii) STI's Board shall have withdrawn, modified or amended in an adverse manner its recommendation of the Merger as a result of the exercise of its fiduciary duties, STI shall reimburse FII for all of its expenses incurred in connection with the transaction and shall, if such termination is due to the event described in (iii), pay FII a fee of $5,000,000. If the Merger Agreement is terminated because (i) FII fails to perform in any material respect any of its obligations under the Merger Agreement or (ii) FII's Board of Directors shall have withdrawn, modified or amended in an adverse manner its recommendation of the Merger as a result of the exercise of its fiduciary duties, FII shall reimburse STI for all of its expenses incurred in connection with the transaction and shall, if such termination is due to the event described in
(ii), pay STI a fee of $5,000,000.

         STI has also agreed to pay CS First Boston an engagement fee of $500,000 as an advisor on general financial matters for a period of one year following the Merger.

REGULATORY REQUIREMENTS

         No federal or state filing requirements must be made or regulatory approvals obtained in connection with the Merger and Amendments other than (i) the filing of notification, and the receipt of consents or approvals, required by applicable provisions of, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and regulations promulgated pursuant thereto and (ii) the application for various state regulatory approvals to transfer from Fairchild Communications Services Company to the Surviving Corporation the applicable certificates of public convenience and necessity (or similar certificates) authorizing the Surviving Corporation to resell intrastate telecommunications services in such states. However, the Certificate of Merger including the Amendments will be required to be filed with the Secretary of State of Delaware in order for the Merger and Amendments to be effective and a Certificate of Designations, Preferences and Rights with respect to each of the Cumulative Convertible Preferred Stock and Special Preferred Stock must be filed with the Secretary of State of Delaware to establish the Preferred Stock.

AMENDMENT, TERMINATION

         The Merger Agreement may be amended or supplemented at any time, before or after the Meeting, by an instrument in writing duly executed by the parties to the Merger Agreement. However, no change which materially and adversely affects the right of the STI Stockholders can be made after the Meeting without the approval of the STI Stockholders. If the conditions to the Merger set forth in the Merger Agreement are not met on or before January 31, 1996, the Merger Agreement may be terminated by FII or STI, unless due to the failure to receive the Tax Ruling or the failure of the Commission to give timely approval to the proxy materials of STI, in which case the applicable date is February 28, 1996. See "Proposal to Approve the Merger and Amendments - Other Terms and Conditions".

         The Merger Agreement may also be terminated, and the Merger abandoned, at any time before or after approval by either or both of the FII and STI stockholders and at any time prior to the closing under the Merger Agreement:

                  (0) By agreement of the Boards of Directors of FII and STI;

                  (0)      By mutual written agreement of FII and STI;

                  (0)      By FII or STI if STI or FII,  respectively,  fails to
                           perform   in  any   material   respect   any  of  its
                           obligations under the Merger Agreement;

                  (0) By FII or STI if a court of competent jurisdiction or a governmental, regulatory or administrative agency or commission shall have issued an order, decree, or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the transaction contemplated by the Merger Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

                  (0) By STI if the Board shall have withdrawn, modified or amended in an adverse manner its recommendation of the Merger as a result of the exercise of its fiduciary duties;

                  (0) By FII if its Board of Directors shall have withdrawn, modified or amended in an adverse manner its recommendation of the Merger as a result of the exercise of its fiduciary duties; or

                  (0) By either STI or FII if either of their respective Boards of Directors reasonably determines that market conditions will not permit the completion of the financing required to effect the transactions contemplated by the Merger Agreement in a timely manner or on acceptable terms or it becomes obvious that the necessary marketing activities or filings necessary for such financing have not been completed in a timely manner necessary to complete the Merger.

         Upon  termination,  the  Merger  Agreement  shall  be void  and have no effect, without any liability on the part of any party or its directors, officers or stockholders, except that the parties are not relieved of liability for any breach of the Merger Agreement. In certain instances a party shall be responsible for the fees of the other party and if the termination is due to the last event described above, the party terminating shall pay the other $5,000,000. See Exhibit A; see also "Proposal to Approve the Merger and Amendments - Fees and Expenses."

                         PRO FORMA FINANCIAL INFORMATION
                                   (unaudited)

         The following unaudited pro forma financial statements (the "Pro Forma Financial Statements") are based upon the consolidated financial statements of STI adjusted to give effect to the Merger.

         The pro forma adjustments are described in the accompanying notes to the pro forma consolidated balance sheet and the pro forma consolidated statements of operations. The pro forma statements of operations gives effect to such adjustments as if the transactions occurred as of January 1 of the respective periods and the pro forma balance sheet gives effect to such adjustments as if the transactions occurred as of September 30, 1995.

         The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The Pro Forma Financial Statements do not purport to represent what STI's results of operations or financial position would actually have been had the transactions in fact occurred on January 1 of the respective periods, or to project STI's results of operations or financial position for any future period or at any future date.

         The Pro Forma Financial Statements should be read in conjunction with the consolidated financial statements of STI and FII included elsewhere in this Proxy Statement and each such company's "Management's Discussion and Analysis of Results of Operations and Financial Condition."

Shared Technologies Fairchild Inc.

Pro Forma Consolidated Balance Sheet
September 30, 1995
(unaudited)

                                                                                                         Pro Forma        Pro
In thousands                                                            STI          FII                Adjustments      Forma
------------                                                         ---------    ---------             -----------    --------
CURRENT ASSETS:
Cash                                                                 $   1,410         --       B             (880)   $     530

Accounts receivable, less allowance
 for doubtful accounts                                                  11,588       23,036     B           (2,241)      32,383
Other current assets                                                     1,345        2,773     B             (480)       3,638
New current assets of operations
 transferred to RHI                                                                  53,391     A          (53,391)        --
Deferred income taxes                                                      550                                              550
                                                                        ------    ---------                           ---------
         Total current assets                                           14,893       79,200                              37,101
                                                                        ------    ---------                            ---------

Equipment, at cost
         Telecommunications equipment                                   29,500       77,289     B           (1,314)     105,475
         Office and date processing
          equipment                                                      6,132        7,234     B             (440)      12,926
                                                                        ------   ---------                            ---------
                                                                        35,632      84,523                              118,401
Less - Accumulated depreciation                                         18,063      33,513      B              592       50,964
                                                                        ------   ---------                            ---------
                                                                        17,569      51,010                               67,417
                                                                        ------   ---------                            ---------

Other Assets                                                            14,617     229,156      B           (3,610)     265,796
                                                                                                A         (221,972)
                                                                                                A          247,605

                                                                     ---------    ---------              ---------    ---------
Total Assets                                                         $  47,079    $ 359,366                (36,131)     370,314
                                                                     =========    =========              =========    =========

Shared Technologies Fairchild Inc.
Pro Forma Consolidated Balance Sheet
September 30, 1995
(unaudited)

                                                                                                      Pro Forma
In thousands                                                   STI                 FII               Adjustments        Pro Forma
CURRENT LIABILITIES:
   Notes payable and current portion of long-term             $2,438                $514         B         (7)               $1,345
         debt and capital lease obligation                                                       C     (1,600)
   Accounts payable                                           10,664              14,068         B     (3,770)               20,962
   Accrued expenses                                            2,666               6,213         A     14,500                12,879
   Advanced billings                                           1,248               3,581         C     10,500                 4,800
                                                            --------            ---------                                  --------
         Total current liabilities                            17,016              24,376         B        (29)               39,986
                                                            --------            ---------                                  --------

Long-Term Debt and Capital Lease Obligations,                  4,012             180,501         B         (1)              239,739
         less current portion
                                                                                                 C   (182,773)
                                                                                                 C    238,000
Post retirement benefits                                                             104                                        104
                                                            --------            ---------                                  --------
Minority interest in Net Assets of Subsidiaries                1,663                             B     (1,663)                    -
                                                            --------            ----------                                 --------
Redeemable Put Warrant                                           416                                                            416
                                                            --------            ----------                                 --------
   FII Series A preferred stock                                                   19,112         C    (19,112)                    -
   FII Series C preferred stock                                                   24,015         C    (24,015)                    -
   STFI Cumulative preferred stock                                                               A     25,000                25,000
   STFI Special preferred stock                                                                  A     20,000                20,000

STOCKHOLDERS EQUITY
   STI Series C preferred stock                                   9                                                               9
   STI Series D preferred stock                                   5                                                               5
   FII Series B preferred stock                                                  230,200         A   (230,200)                    -

   Common Stock                                                  34                  140         A       (140)                   36
                                                                                                 A          2
   Additional paid-in capital                                44,647                2,575         A     (2,575)               68,645
                                                                                                 A     23,998
   Translation adjustment                                                          7,040         A     (7,040)
   Accumulated deficit                                      (20,723)            (128,697)        B     (2,903)              (23,626)
                                                                                                 A    128,697                     -
   Obligations to issue common stock
         Total stockholders' equity                          23,972              111,258                                     45,069
                                                            -------             -------=                                   --------
         Total liabilities and stockholders' equity         $47,079             $359,366              (36,131)              370,314
                                                            =======             ========              ========             ========

Shared Technologies Fairchild Inc.

Pro Forma Consolidated Statement of Operations
For the Year Ended
December 31, 1994
(unaudited)

                                                                                          Pro Forma                Pro
In thousands                                            STI             FII              Adjustments              Forma
------------                                         ---------       ---------           -----------             --------
Revenues                                               47,694          127,462                                   175,156
Cost of Revenue                                        29,527           92,571         F      (830)              121,268
                                                     --------           ------                                   -------
Gross Margin                                           18,167           34,891                                    53,888
Selling, General & Administrative Expenses
         Field                                         12,413           19,315                                    31,728
         Corporate                                      4,167                          D     4,211                 5,865
                                                                                       F    (2,513)
Operating Income                                        1,587           15,576                                    16,295
Minority interest in net income                           (43)                                                       (43)
Interest Expense                                         (743)         (20,562)        E    (5,133)              (26,438)
Interest Income                                           146                                                        146
                                                     ---------        ---------                                 --------
Net Income before taxes                                   947           (4,986)                                  (10,040)
Income taxes                                              487                          H        58                   545
                                                     ---------        ---------                                 --------
Net income before preferred dividends                   1,434           (4,986)                                   (9,495)
Preferred Stock Dividends                                (538)                         G       402                  (136)
                                                     ---------        ---------                                 --------
Net Income Applicable to Common Stock                    $896          ($4,986)                                   (9,631)
                                                     ========         =========                                 ========

Shared Technologies Fairchild Inc.

Pro Forma Consolidated Statement of Operations
For the Nine Months Ended
September 30, 1995
(unaudited)

                                                                                                     Pro Forma             Pro
In thousands                                                 STI                  FII               Adjustments           Forma
------------                                              ---------            ---------            -----------          --------
Revenues                                                    36,472               99,928                                  $136,400
Cost of Revenue                                             22,330               75,349         F       (623)              97,057
                                                            ------               ------                                    ------
Gross Margin                                                14,142               24,579                                    39,344
Selling, General & Administrative Expenses
         Field                                               9,245                9,759                                    19,004
         Corporate                                           3,384                              D      2,828                4,327
                                                                                                F     (1,885)
Operating Income                                             1,513               14,820                                    16,012

Interest Expense                                              (683)             (16,064)        E     (3,159)             (19,906)
Interest Income                                                128                                                            128
                                                             -----               ------                                 ---------
Net income before taxes                                        958               (1,244)                                   (3,766)
Income taxes                                                   (74)                             H         69                   (5)
                                                             -----               ------                                 ---------
Net income before preferred dividends                          884               (1,244)                                   (3,771)
Preferred Stock Dividends                                     (299)              (2,927)        G        302               (2,924)
                                                             -----               ------                                 ---------

Net Income Applicable to Common Stock                         $585              ($4,171)                                  ($6,695)
                                                              ====               ======                                  ========

                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(A) The pro forma consolidated balance sheet gives effect to the proposed Merger of FII into STI by combining the respective balance sheets of the two companies at September 30, 1995, on a purchase accounting basis. The pro forma consolidated balance sheet adjustment takes into account the effect of a reorganization at the FII level that transfers certain non telecommunication assets to FII's parent company. The capital accounts have been adjusted to reflect the issuance of 6 million shares of common stock of STI at an estimated market value of $4 per share, shares of 10% cumulative convertible preferred stock with a liquidation preference of $25 million, shares of special preferred stock with a liquidation preference of $20 million and the retirement of all FII common and preferred stock.

(B) The pro forma consolidated balance sheet gives effect to the proposed dividend of all Shared Technologies Cellular, Inc. (STC) stock held by STI) to shareholders of STI. STC was a consolidated subsidiary of STI. All assets and liabilities of STC were eliminated as a pro forma adjustment. The adjustment resulted in a dividend that increased the accumulated deficit by $2.9 million.

(C) New debt has been recorded in the pro forma consolidated balance sheet to reflect the issuance of $100 million in 13% zero coupon bonds and $138 million in term loans through CS First Boston Corporation. Cash from these borrowings is expected to be used as follows: $44 million to holders of FII Series A and C preferred stock; $179 million to retire various FII debt; $4 million to retire all outstanding State Street Bank term loans; and $11 million in estimated expenses and nonrecurring charges related to the Merger. The pro forma consolidated balance sheet assumes all these events will take place at the merger.

(D) The pro forma consolidated statements of operations gives effect to the proposed Merger by combining the respective statements of the two companies for the nine months ended September 30, 1995, and the year ended December 31, 1994. The respective statements of operations for STI and FII have been adjusted to reflect all material acquisitions prior to the proposed merger, as if they had occurred at the beginning of the respective periods. In addition, the pro forma consolidated statements of operations of STI exclude all operations of STC in anticipation of STI's divestiture. (See Note B). Thus the statements of STI include Access Telecommunications Group L.P. and Office Telephone Management for the entire periods and the statements of FII include JWP Telecom, Inc. for the entire periods. The purchase accounting for the Merger results in approximately $248 million of goodwill which is expected to be amortized over 40 years. The pro forma consolidated statements of operations reflect net goodwill amortization of $2.8 and $4.2 million for the periods ended September 30, 1995 and December 31, 1994 respectively.

(E) Interest expenses, in the pro forma consolidated statements of operations, has been adjusted to reflect the net effect of the change in outstanding debt described in Note C as if it had occurred at the beginning of the respective periods. The following table details the calculation of the adjustment by period.

                                                                            1995              1994


         $    100 million in 13% zero coupon bonds                            $9.8            $13.0
              138 million in bank debt estimated 9% interest                   9.3             12.4
              179 million in retired FII debt                                (15.9)           (20.3)
                                                                            -------          -------

                                Net Adjustment                                $3.2             $5.1
                                                                              ====             ====

(F) The pro forma statements of operations include the estimated effect of certain cost savings and increases associated with the consolidation of the operation of STI and FII. The following table details the components of the adjustment by period.

                                                                            1995              1994


         Net payroll savings                                                  $1.9             $2.5
         Network savings                                                       0.6              0.8
                                                                              -----           -----

                                Net adjustment                                $2.5             $3.3
                                                                              ====             ====

(G) Preferred stock dividends in the pro forma statements of operations were adjusted to reflect the change in outstanding preferred stock described in note
B. The net effect was to decrease preferred dividends by approximately $300,000 and $400,00 for the periods ended September 30, 1995 and December 31, 1994 respectively.

(H) Income tax expense was adjusted to reflect no federal income tax due to net operating losses generated for each of the pro forma statements of operations presented. The pro forma statements have been adjusted to include an estimated amount of minimum state income tax cost.

                              INFORMATION ABOUT STI


BUSINESS

         STI was originally incorporated in Delaware on January 30, 1986. By a Plan and Agreement of Merger dated March 8, 1988, STI effected a statutory merger with and into Balcon, Inc., a Delaware corporation (incorporated September 23, 1987), which survived the merger and changed its name to Shared Technologies Inc. Since such time, STI's primary business has been to provide shared tenant telecommunications services to tenants of modern, multi-tenant office buildings. The principal executive offices of STI are located at 100 Great Meadow Road, Wethersfield, Connecticut 06109.


PRICE RANGE OF COMMON STOCK

         The Common Stock is included for quotation on the Nasdaq National Market under the symbol "STCH". On November 8, 1995, the date preceding the public announcement of the Merger, the high and low sale price of the Common Stock was $4.250 and $3.625, respectively, per share.

SELECTED FINANCIAL DATA

The following table sets forth the selected financial data of STI for each of the last five years. Financial statements for 1991 and 1990 are not presented in this Proxy Statement. Such selected financial data were derived from audited consolidated financial statements not included herein. The selected financial data of STI should be read in conjunction with the Consolidated Financial Statements and related notes appearing elsewhere in this Proxy Statement. In September 1992 STI effected a one-for-four reverse stock split of common stock and increased the par value of common stock from $.001 to $.004 per share. Weighted average common shares outstanding and per share information have been retroactively adjusted to reflect this split. All amounts, except per share amounts, are in thousands.


Statement of Operations Data:       1994           1993            1992           1991           1990
-----------------------------    -------        -------         -------        -------        -------
Revenue                          $45,367        $25,426         $24,077        $23,172        $21,804
Gross margin                      19,195         10,912           9,254          6,358          5,786
Selling, general and
  administrative expenses         16,972         10,102           9,959         10,717         10,246
Operating income (loss)            2,223            810            (705)        (4,359)        (4,460)
Interest expense, net               (359)          (438)           (290)        (1,268)          (950)
Minority interest in net (income)
  losses of subsidiaries            (128)           (82)            (37)             4             29
Loss on settlement agreement           -              -               -              -           (489)
Extraordinary Item -
  (Loss) gain on restructuring         -           (150)          3,756              -              -

Income tax benefits                  550              -               -              -              -

Net income (loss)                  2,286            140           2,724         (5,623)        (5,869)
Net income (loss) per
  common share                       .27             (.04)         .59           (1.59)         (1.63)
Weighted average common
  shares outstanding               6,792          5,132           4,063          3,730          3,601
Cash dividends declared
  per preferred share                .29              .32          .30             .30           -
Cash dividends paid
  per preferred share                .29              .32          .38             .18           -
Cash dividends declared or
  paid per common share                -              -               -              -              -

Balance Sheet Data:
Working capital deficit           (3,691)      ($ 3,874)       ($ 4,506)      ($15,615)      ($ 5,751)
Total assets                      37,925         20,601          18,752         18,436         14,531
Notes payable, convertible
  promissory notes payable,
  other long-term debt (incl.
  current portion)                 4,727          3,719           4,745         10,030          6,927

Stockholders' equity (deficit)    20,881          9,302           6,034         (3,148)          (999)

MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

RESULTS OF OPERATIONS

         STI's revenues rose to $43,675,000 for the nine months ended September 30, 1995, an increase of $12,161,000 or 39% over the nine months ended September 30, 1994. Revenues rose to $15,965,000 for the three month period ended September 30, 1995 an increase of $1,471,000 or 9% over the three month period ended September 30, 1994. Each division continued to contribute significantly to the increase in revenue. Shared tenant services (STS) increased $4,798,000 or 23%, facility management services (FMS) grew $5,823,000 or 169% and cellular services (STC) rose $1,540,000 or 20% for the nine months ended September 30, 1995 over the nine months ended September 30, 1994. The majority of the growth in STS revenue was attributable to the June 1994 acquisition of Access Telecommunications Group, L.P. (Access). Growth in FMS revenue was attributable to the Access acquisition as well as the June 1995 acquisition of Office Telephone Management (OTM). $876,000 of the FMS revenue growth for the nine and three months ended September 30, 1995, was due to the addition of OTM. The growth in STC revenues was due to expanded operations through the opening of new locations and recent acquisitions.

         STI's revenues rose to a record $45,367,000 in 1994, an increase of $19,941,000 or 78% over 1993 revenues of $25,426,000. This was a substantial increase over the 6% and 4% increases in 1993 and 1992 respectively. Acquisitions were the major contributors to revenue growth in 1994 and 1993 respectively.

         $8,942,000 of the 1994 revenue increase was attributable to the June 1994 acquisition of Access Telecommunication Group, L.P. ("Access"). Another $8,017,000 was due to the expanded operations of the Cellular division. The Cellular division was dramatically expanded in the fourth quarter of 1993 through the acquisition of Road and Show East, Inc. and Road and Show South Ltd. nationwide rental phone businesses ("Road and Show"). STI also continued to expand operations at existing locations. The remaining revenue increase of $2,982,000 was achieved mainly at existing shared tenant services ("STS") locations.

         STI's  revenue of  $25,426,000  for the year ended  December  31,  1993 represented an increase of $1,349,000, or 6%, over the year ended December 31, 1992. Of this increase, $288,000 was due to an increase in STS revenue and $256,000 was due to an increase in FMS revenue. The remaining increase of $805,000 was attributable to the fourth quarter acquisitions of Road and Show.

         Gross margin dropped to 39% of revenue for the nine months ended September 30, 1995 from 43% for the nine months ended September 30, 1994. Gross margin decreased to 39% of revenue for the three months ended September 30, 1995 compared to 40% for the three months ended September 30, 1994.

         Changes in STI's gross margin were impacted by changes in sales mix and the Company's continued growth in 1995. STS accounted for 58% and 51% of total sales for the nine and three months ended September 30, 1995 compared to 65% and 56% for the same periods ended September 30, 1994. FMS accounted for 21% and 25% of total sales for the nine and three months ended September 30, 1995 compared to 11% and 19% for the same periods ended September 30, 1994. STC accounted for 21% and 24% of total sales for the nine and three months ended September 30, 1995 compared to 24% and 25% for the same periods ended September 30, 1994. For the nine months ended September 30, 1995, STS produced a 45% gross margin and FMS a 23% gross margin compared to 45% and 19% for the period ended September 30, 1994 For the three months ended September 30, 1995 STS produced a 47% gross margin and FMS a 26% gross margin compared to 42% and 21% for the period ended September 30, 1994. Several factors have impacted the swings in gross margin for these divisions. The purchase of Access in 1994 added significantly to the revenue bases of both divisions and caused STS gross margin to drop while FMS gross margin increased. In the last quarter management successfully increased STS margins through reduction in direct costs and culling non profitable business from their revenue base. FMS margins improved over the last three months mainly due to the addition of OTM which recorded gross margins of 35% for the third quarter. STC gross margin dropped to 40% and 37% for the nine and three months ended September 30, 1995 from 48% and 50% for the nine and three months ended September 30, 1994. This drop was mainly due to the acquisition of Cellular

Hotline, Inc. in May 1995, which produced lower gross margin than the core business and 1994 second quarter World Cup cellular rentals which produced unusually high gross margins.

         Gross margin dipped slightly in 1994 to 42.3% of revenues from 42.9% of revenues in 1993. This drop was the result of significant changes in the Company's revenue mix in 1994.

         The FMS and Cellular Service divisions grew dramatically in 1994 due to the acquisitions mentioned earlier. The FMS division revenues accounted for 14.3% of the total revenues in 1994 as compared to 6.0% in 1993, and the Cellular division revenues were responsible for 22.5% of total revenues in 1994 as compared to 8.7% in 1993. The STS division accounted for 63.2% of total revenues in 1994 as compared to 85.3% in 1993.

         Although the change in sales mix resulted in only a small change in overall gross margin, each division produced gross margin at a different rate. STS cost of revenues as a percentage of revenue increased slightly in 1994 resulting in gross margin of 45.2% versus gross margin of 46.4% in 1993. The main reason for the decrease was the addition of several STS buildings through the acquisition of Access. These buildings historically have achieved lower gross margins than those at existing STS locations. The FMS division produced a gross margin of 20.4% in 1994 which is up from 16.9% in 1993. The FMS division focuses on the sale of long distance services outside the STS buildings, and operates in a competitive environment which prevents high gross margin. Improved margin was achieved through increased sales volume and lower rates negotiated in 1994. The Cellular Division produced a gross margin of 48.2% in 1994, which is up from a 27.1% gross margin produced in 1993. The rental component of the Cellular division was greatly expanded through the acquisition of Road and Show in the fourth quarter of 1993. Cellular rental revenues produce gross margins near 50%.

         Gross margin increased to 42.9% of revenues for the year ended December 31, 1993 compared to 38.4% of revenues for the year ended December 31, 1992. This improvement was due almost entirely to the improved margin on long distance and local access services as a result of increased volume which enabled STI to negotiate better rates with its vendors.

         Selling, general and administrative expenses as a percentage of revenue were 37% and 38% for the nine and three months ended September 30, 1995 compared to 37% and 36% for the nine and three months ended September 30, 1994. The STS and FMS divisions have reduced cost as a percentage of revenue through synergies created with STI's overall growth. However this has been offset by STC which has added overhead costs related to aggressively growing the cellular business in the wake of its April 1995 public offering. As STC revenues grow, management expects to see a decrease in the percentage of selling, general and administration costs to revenue.

         Interest expense increased by $346,000 for the nine months ended September 30, 1995 over the nine months ended September 30, 1994 and $143,000 for the three months ended September 30, 1995 over the three months ended September 30, 1994. This is attributable to the addition of interest bearing debt since June 1994.

         In late April 1995 STI successfully completed a public offering of its cellular subsidiary's stock. Following the sale STI's percentage of ownership dropped from 86% to approximately 60%. The accounting treatment of the sale required STI to record a gain of approximately $1,375,000 for nine months ended September 30, 1995.

         Pretax income increased by $1,466,000 or 499% to a record $1,736,000 from $290,000 in 1993. This compares to a $1,322,000 increase in 1993 from a pretax loss of $1,032,000 in 1992.

         These increases were achieved through increased sales volume and reductions in selling, general and administrative expenses as a percentage of revenue. Selling, general and administrative expenses as a percentage of revenue continued to drop in 1994, down to 37% from 40% in 1993. This improvement was made through the synergies created with the acquisition of Access and management's ongoing efforts to contain overhead costs.

         Selling, general and administrative expenses as a percentage of revenue dropped to 40% in 1993 compared to 41% for the year ended December 31, 1992. The decrease was achieved despite the addition of 10 new STS buildings and the acquisition of Road and Show which added approximately $200,000 of selling, general and administrative expenses. The improvement was due to a decrease in consulting expenses associated with the settlement of certain obligations of STI, settlement of the Javits litigation for less than previously provided and the capitalization of startup costs associated with certain new operations.

         During 1994 STI was successful in controlling interest expense despite the addition of $2,300,000 of new, interest bearing, debt. Interest expense decreased to $522,000 in 1994 from $529,000 in 1993. Interest expense, net of interest income, increased $148,000 in the year ended December 31, 1993 compared to the year ended December 31, 1992 due to approximately $292,000 accrued related to estimated interest and penalty payments to taxing authorities that may arise from late payments.

         Effective January 1, 1993, STI implemented Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes", (SFAS 109). This Statement requires the adoption of an asset and liability approach to accounting for income taxes. STI's income tax provision is substantially less than the amount derived by applying the federal statutory rates to pre-tax income, principally due to the availability of net operating loss carryforwards from prior years. As discussed in the Notes to STI's financial statements, for the year ended December 31, 1994, STI had recorded a tax benefit of $550,000, and reserved the balance of approximately $7,357,000 through a valuation allowance.

         SFAS No. 109, requires that STI record a valuation allowance when it is "more likely than not that some portion or all of the deferred tax asset will not be realized". The ultimate realization of this deferred tax asset depends on the ability to generate sufficient taxable income in the future. While management believes that the total deferred tax asset may be fully realized by future operating results, together with tax planning opportunities, the losses in recent years and the desire to be more conservative makes it appropriate to record a valuation allowance.

         STI restated its 1993 financial statements to reflect the write-off of certain startup costs of approximately $120,000, previously capitalized, related to certain cellular telephone operations..

         In 1992 STI settled certain obligations to its lenders and other creditors. This resulted in an extraordinary gain for the year ended December 31, 1992 of $5,162,000 before restructuring expenses of $1,361,000 and income taxes of $45,000 and an adjustment to the restructuring gain which resulted in an extraordinary loss for the year ended December 31, 1993 of $150,000.

         STI's working capital deficit at September 30, 1995 was $2,124,000 compared to $3,691,00 at December 31, 1994. Stockholders' equity at September 30, 1995 was $23,971,000 compared to $20,881,000 at December 31, 1994.

         Net cash provided by operations decreased to $1,878,000 for the nine months ended September 30, 1995 versus $1,959,000 for the nine months ended September 30, 1994. STI continues to utilize cash from operations to manage its working capital deficit.

         STI continued to invest heavily in equipment at both new and existing locations. $3,099,000 was spent on capital expenditures for the nine months ended September 30, 1995 compared to $2,521,000 for the nine months ended September 30, 1994. STI has also continued to expand through acquisition investing $2,483,000 in 1995 to acquire Office Telephone Management Inc. and Cellular Hotline Inc. During 1994 $3,780,000 was invested to acquire Access Telecommunication Group, L.P. ("Access").

         Cash to finance this growth was provided mainly from financing activities. During the first nine months of 1995 $1,160,000 was raised from sales of new stock, $3,274,000 from an initial public offering of STI's cellular subsidiary, and $2,929,000 from new borrowings. A portion of these proceeds were used to repay $1,751,000 in principal debt and repurchase $375,00 in STC stock. During 1994 $4,785,000 was raised from financing activities, the majority of the proceeds came from sales of stock and new borrowings. These proceeds were used to purchase equipment, finance the purchase of Access and repay existing debt.

         STI plans to continue to manage the working capital deficit and to expand operations throughout 1995. This growth is expected to be financed with cash from operations and new borrowings from existing credit lines.

         During 1994 STI continued to effectively manage a working capital deficit and produce record earnings from operations. Net cash provided by operation reached a record $3,000,000 in 1994 compared to $2700,000 in 1993 and $571,000 in 1992. This helped reduce the working capital deficit to $3,691,000 at December 31, 1994 compared to $3,874,000 for December 31, 1993.

         STI continued to focus investing activities on growth through acquisition and on upgrading telecommunication equipment at existing locations. Over the past three years Shared Technologies has invested $7,300,000 in equipment purchases to increase line counts and remain competitive. At the same time, the Company invested $4,200,000 to complete two major acquisitions; Access in June 1994 and Road and Show in the fourth quarter of 1993. Both companies have been integrated into STI's operations and have produced favorable results.

         Financing activities were focused primarily on raising capital to provide cash for investing activities. In 1994 STI entered an agreement with a bank to obtain a $1.0 million dollar term note and a $4.0 million revolver. During 1994 STI borrowed $1.3 million against the revolver to help finance the current year's equipment purchases. In addition STI raised $4,600,000 from sales of common stock to help finance the acquisition of Access. During 1993 and 1992 approximately $7,500,000 was raised from sales of common and preferred stock to help STI fund operations. During the past three years, the Company has made $8,300,000 in repayments of notes payable, long term debt and capital lease obligations.

         Cash requirements for 1995 will include normal ongoing operations, and capital expenditures. STI plans to invest heavily in growth through the addition of several STS buildings and the expansion of the centrex component of the STS division. This growth will be financed through cash from operations and the bank agreement previously mentioned.

EXPERTS

         The consolidated financial statements of Shared Technologies, Inc. for the years ended December 31, 1993 and 1994 included in this Proxy Statement have been audited by Rothstein, Kass & Company, P.C., independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

         The consolidated financial statements of Shared Technologies, Inc. for the year ended December 31, 1992 included in this Proxy Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to said report which includes an explanatory paragraph that describes the litigation discussed in Note 14 to the consolidated financial statements.

DESCRIPTION OF SECURITIES

Common Stock

         STI's authorized capital stock includes 20,000,000 shares of Common Stock, $.004 par value. If the Merger and Amendments are approved, upon filing the Certificate of Merger with the Secretary of State of Delaware including therein the Amendments, the authorized Common Stock will increase to 50,000,000 shares. At September 30, 1995, there were 8,504,823 shares of Common Stock outstanding. Upon the Merger an additional 6,000,000 shares will be issued to RHI. The holders of STI Common Stock are entitled to one vote for each share on all matters submitted to a vote of stockholders and are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of legally available funds. The holders of Common Stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of Common Stock are, and the Common Stock to be issued in the Merger will be, when issued, fully paid and non-assessable.

         STI currently has reserved 5,625,824 shares of Common Stock for issuance upon the conversion or exercise of certain outstanding securities. Of the total of 6,845,555 shares of Common Stock reserved, (i) 1,200,000 shares have been reserved for issuance upon exercise of options granted under STI's 1987 Stock Option Plan, (ii) 2,958,120 shares have been reserved for issuance upon exercise of common stock purchase warrants, (iii) 596,664 shares have been reserved for issuance upon conversion of the Series C Preferred Stock, (iv) 456,842 shares have been reserved for issuance upon conversion of the Series D Preferred Stock, and (v) 164,198 shares have been reserved for issuance upon conversion of the Series F Preferred Stock.

         In connection with the Merger, STI will be required to reserve an additional 3,921,568 shares of Common Stock (i) for issuance upon the conversion of the Cumulative Convertible Preferred Stock and (ii) to satisfy its indemnification obligations to FII in the event STI elects to pay in shares of Common Stock. See "Description of Securities - Preferred Stock" and "Certain - Effects of the Merger".

Preferred Stock

         STI currently has authorized 10,000,000 shares of "blank check" preferred stock with $.01 par value per share and has issued and outstanding two different series of preferred stock: (i) 906,930 shares of Series C Preferred Stock, $.01 par value per share; (ii) 456,842 shares of Series D Preferred Stock, $.01 par value per share.

CUMULATIVE CONVERTIBLE PREFERRED STOCK.

         In connection with the Merger, STI will issue $25,000,000 of Cumulative Convertible Preferred Stock (the "Cumulative Convertible Preferred Stock"). Dividends on the Cumulative Convertible Preferred Stock are payable quarterly at the rate of 6% per annum in cash. If for any reason a dividend is not paid in cash when scheduled, the amount of such dividend shall accrue interest at a rate of 12% per annum until paid.

LIQUIDATION PREFERENCE: The Cumulative Convertible Preferred Stock will have a liquidation preference of $25,000,000 in the aggregate plus an additional amount (the "Additional Amount") equal to the total amount of dividends the holder of the Cumulative Convertible Preferred Stock would have received if dividends were paid quarterly in cash at the rate of 10% per annum for the life of the issue minus the total amount of cash dividends actually paid (the "Liquidation Preference").

CONVERSION: Each share of Cumulative Convertible Preferred Stock is convertible at anytime at the option of the holder into such number of Common Shares as is determined by dividing the liquidation preference thereof by the conversion price of $6.3750. The conversion price is subject to adjustment upon occurrence of customary adjustment events including, but not limited to, stock dividends, stock subdivisions and reclassification or combinations.

OPTIONAL  REDEMPTION:   The  Cumulative   Convertible  Preferred  Stock  is  not
redeemable at STI's option during the first three years after issuance, but thereafter, upon 30 days' prior written notice, is redeemable at STI's option at a redemption price of 100% of the Liquidation Preference.

MANDATORY REDEMPTION: On the 12th anniversary date of original issuance of the Cumulative Convertible Preferred Stock, STI shall redeem 100% of the outstanding shares of Cumulative Convertible Preferred Stock for the Liquidation Preference.

RANKING: STI is not permitted to issue preferred stock ranking senior to the Cumulative Convertible Preferred Stock as to rights on liquidation and as to payment of dividends without the approval of the holders of at least two-thirds of the issued and outstanding shares of the Cumulative Convertible Preferred Stock. The Cumulative Convertible Preferred Stock will rank junior to the Series C Preferred Stock of STI and on a parity with each of the Series D preferred stock and the Special Preferred Stock with regard to the right to receive dividends and amounts distributable upon liquidation, dissolution or winding up of STI.

VOTING RIGHTS: RHI will be entitled to appoint two directors in the aggregate to the Board of Directors in addition to other directors to which RHI is entitled (with such additional director(s) to be added in lieu of existing non-RHI directors) in the following circumstances: in the event that STI fails to make four consecutive dividend payments on the Cumulative Convertible Preferred Stock, RHI will be entitled to elect one such additional director, and if eight consecutive such dividend payments fail to be made, RHI will be entitled to elect a second such additional director. The Convertible Preferred Stock has no other voting rights, except as required by law.

CERTAIN RESTRICTIONS: No dividends or distributions on junior or parity equity securities shall be permitted if STI has failed to pay in full all accrued dividends or failed to satisfy its mandatory redemption obligation at maturity with respect to the Cumulative Convertible Preferred Stock. No redemptions or repurchases of junior or parity equity securities (other than the Special Preferred Stock) shall be permitted while the Cumulative Convertible Preferred Stock is in arrears or in default. STI will not be permitted to create or permit to exist any contractual restriction which would restrict in any way its ability to make required payments on the Cumulative Convertible Preferred Stock or the Series C Preferred Stock of STI.

SPECIAL PREFERRED STOCK.

         In connection with the Merger, STI will issue Special Preferred Stock. The Special Preferred Stock will be issued in such denominations as is requested by RHI. There will be no dividends payable on the Special Preferred Stock.

LIQUIDATION PREFERENCE: The Special Preferred Stock will have a liquidation preference of $20,000,000 initially in the aggregate, increasing by $1,000,000 each year after 1996 to a maximum liquidation preference of $30,000,000 in 2007.

OPTIONAL REDEMPTION: The Special Preferred Stock is redeemable at STI's option at any time upon 30 days' prior written notice, at a redemption price of 100% of the liquidation preference.

MANDATORY REDEMPTION: All outstanding Special Preferred Stock will be mandatorily redeemable in its entirety at 100% of liquidation preference upon a Change of Control of STI and, in any event, in 2007. In addition, on March 31 of each year, commencing with March 31, 1997, STI shall mandatorily redeem at a price equal to 100% of the liquidation preference in effect from time to time an amount (the "Required Redemption Amount") of Special Preferred Stock equal to 50% of the amount, if any, by which the consolidated earnings before interest and taxes plus depreciation and amortization ("EBITDA") of STI and its
subsidiaries   exceeds  the  Threshold  Amount  (as  described  below)  for  the immediately preceding year ended on December 31. To the extent the Required Redemption Amount exceeds 50% of the sum (the "Income Limitation") of (i) the consolidated net income of STI and its subsidiaries for the immediately preceding year ended on December 31 (without deducting therefrom any amounts on account of dividends paid or payable on any preferred stock or redemptions of any preferred stock of STI, including the Cumulative Convertible Preferred Stock, Special Preferred Stock and Series C and Series D Classes of preferred stock) plus (ii) amounts attributable to the amortization of goodwill for such immediately preceding year, such excess amount shall be carried forward and be considered a Required Redemption Amount for the next succeeding year and for each year thereafter until paid.

                 The Threshold Amount for each year shall be as follows:

                              Year Ended               Threshold
                             December 31,               Amount*

                             1996.................... $47,000,000
                             1997....................  53,000,000
                             1998....................  57,500,000
                             1999....................  60,500,000
                             2000....................  63,500,000
                             2001....................  66,500,000
                             2002....................  69,500,000
                             2003....................  72,500,000
                             2004....................  75,500,000
                             2005....................  78,500,000
                             2006....................  81,500,000

* In the event that STI or any subsidiary sells or disposes of any material asset or business, the Threshold Amount for each year thereafter shall be reduced by the amount of EBITDA attributable to such asset or business for the four fiscal quarters immediately preceding such sale or disposition.

RANKING: STI is not permitted to issue preferred stock ranking senior to the Special Preferred Stock as to rights on liquidation and as to payment of dividends without the approval of the holders of at least two-thirds of the issued and outstanding shares of the Special Preferred Stock. The Special Preferred Stock will rank junior to the Series C Preferred Stock of STI and on a parity with the Series D preferred stock and the Convertible Preferred Stock with regard to the right to receive dividends and amounts distributable upon liquidation, dissolution or winding up of STI.

VOTING RIGHTS: STI will be entitled to appoint two directors in the aggregate to the Board of Directors of the Company in addition to other directors to which STI is entitled (with such additional director(s) to be added in lieu of existing non-STI directors) in the following circumstances in the event that STI fails to make four consecutive dividend payments on the Cumulative Convertible Preferred Stock, STI will be entitled to elect one such additional director, and if eight consecutive such dividend payments fail to be made, STI will be entitled to elect a second such additional director. The Special Preferred Stock has no other voting rights, except as required by law.

CERTAIN RESTRICTIONS: No dividends, distributions, redemptions or repurchases on junior or parity equity securities shall be permitted if STI has failed to satisfy its mandatory redemption obligations with respect to the Special Preferred Stock. STI will not be permitted to create or permit to exist any contracted restriction which would restrict in any way STI's payment obligations with respect to the Special Preferred Stock or the Series C Preferred Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of September 30, 1995, with respect to STI's Common Stock owned by (1) each director of STI, (2) the executive officer whose total annual salary and bonus exceeded $100,000, (3) all directors and executive officers of STI as a group, and (4) each person who is known by STI to own beneficially more than five percent of STI's Common Stock. Unless otherwise indicated in the footnotes to the table, all stock is owned of record and beneficially by the persons listed in the table.

                                                                       Number                    Percentage
                                                                       of                        of
                                                                       Shares                    Common
                                                                       Beneficially              Stock
Names and Addresses(1)                                                 Owned(2)                  Outstanding

Directors and Executive Officers

Anthony D. Autorino............................................         1,213,275(3)                 13.8%
  Chairman, President and
  Chief Executive Officer
Ronald E. Scott................................................           309,023(4)                  3.6%
  Director, Executive Vice President
  and Chief Operating Officer
Vincent DiVincenzo.............................................            39,363(5)                  *
  Director, Senior Vice President -
  Administration and Finance, Treasurer
  and Chief Financial Officer
James D. Rivette...............................................            35,074(6)                  *
  Director and President, Shared Tenant
  Services Division
William A. DiBella.............................................            61,663(7)                  *
  Director
Herbert L. Oakes, Jr...........................................            37,886(8)                  *
  Director
Edward J. McCormack, Jr........................................           116,377(9)                  1.4%
  Director
Jo McKenzie....................................................            19,575(10)                 *
  Director
Thomas H. Decker...............................................            24,750(11)                 *
  Director
Lewis M. Rambo.................................................            22,800(12)                 *
  Director (Resigned as of October 10, 1995)
Ajit G. Hutheesing.............................................           316,957(13)                 3.6%
  Director
All directors and executive officers as
  a group (13 persons).........................................         2,220,236(14)                23.6%


Principal Stockholders

Zesiger Capital Group LLC......................................         1,709,325(15)                18.5%
320 Park Avenue
New York, NY  10022

BEA Associates.................................................          422,5756                     5.0%
  153 East 53rd Street
  One Citicorp Center
  New York, NY 10022

Access Trust,
  Stuart M. Crow as Trustee....................................           498,867                     5.9%
  2001 Ross Avenue, Suite 3200
  Dallas, TX 75201

Wellington Management Company..................................           418,000                     4.9%
  75 State Street
  Boston, MA  02109

The Kaufmann Fund, Inc.........................................           400,324                     4.7%
  140 E. 45th Street, 43rd Floor
  New York, NY  10017

Wanger Asset Management, L.P...................................           500,000(17)                 5.9%
   227 West Monroe Street, Suite 3000
   Chicago, IL  60606
-------------------------------
 *         Less than 1%

(1) The address of each of STI's directors is c/o Shared Technologies Inc., 100 Great Meadow Road, Suite 104, Wethersfield, Connecticut 06109.
(2) Except as otherwise specifically noted, the number of shares stated as being owned beneficially includes shares believed to be held beneficially by spouses and minor children. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Each stockholder possesses sole voting and investment power with respect to the shares listed opposite such stockholder's name, except as otherwise indicated.
(3) Includes 214,584 shares currently issuable upon exercise of options exercisable as of, or within 60 days, after September 30, 1995. Also includes 98,750 shares owned of record by Mr. Autorino's spouse, as to which Mr. Autorino disclaims beneficial ownership. Also includes 5,827 shares owned by Mr. Autorino through STI's Savings and Retirement Plan. Also includes 11,500 shares of Series D Preferred Stock, which are convertible into 11,500 shares of Common Stock, and 11,500 Common Stock Purchase Warrants, which are convertible into an additional 11,500 shares of Common Stock. Also, includes 17,500 shares of Series D Preferred Stock owned of record by Mr. Autorino's spouse and 17,500 Common Stock Purchase Warrants also owned by her, as to which shares and warrants Mr. Autorino disclaims beneficial ownership.
(4) Includes Common Stock Purchase Warrants which are exercisable for 101,250 shares of Common Stock as of, or within 60 days after September 30, 1995. Includes 140,000 shares of Common Stock which were converted from Series F Preferred Stock, which such shares are subject to post-closing adjustments pursuant to STI's purchase of Access Telecommunication Group, L.P.
(5) Includes 36,667 shares currently issuable upon exercise of options exercisable as of, or within 60 days after, September 30, 1995. Also includes 2,244 shares owned by Mr. DiVincenzo through STI's Savings and Retirement Plan.

(6) Includes 30,833 shares currently issuable upon exercise of options exercisable as of, or within 60 days after, September 30, 1995. Also includes 1,000 shares owned by Mr. Rivette's spouse, as to which Mr. Rivette disclaims beneficial ownership. Also includes 2,470 shares owned by Mr. Rivette through STI's Savings and Retirement Plan.
(7) Includes 32,913 shares currently issuable upon exercise of options exercisable as of, or within 60 days after, September 30, 1995. Also includes 28,750 shares owned of record by Mr. DiBella's spouse, as to which Mr. DiBella disclaims beneficial ownership.
(8) Includes 24,575 shares currently issuable upon exercise of options exercisable as of, or within 60 days after, September 30, 1995. Also includes 2,625 shares owned of record by Overseas and Foreign Investors Inc., of which Mr. Oakes is an officer. Also includes 1,687 shares owned of record by L&H International, Inc., of which Mr. Oakes is an officer, director and stockholder and 2,187 shares owned of record by H.L. Oakes & Co., Inc., of which Mr. Oakes is an officer, director and principal. Also included are 6,812 shares owned of record by Overseas & Foreign Managers, Inc., of which Mr. Oakes is an officer.
(9) Includes 19,500 shares currently issuable upon exercise of options exercisable as of, or within 60 days after, September 30, 1995. Also includes 66,335 shares owned of record by Mr. McCormack's spouse, as to which Mr. McCormack disclaims beneficial ownership.
(10) Includes 19,575 shares currently issuable upon exercise of options exercisable as of, or within 60 days after, September 30, 1995.
(11) Includes 18,750 shares currently issuable upon exercise of options exercisable as of, or within 60 days after, September 30, 1995.
(12) Includes 18,000 shares currently issuable upon exercise of options exercisable as of, or within 60 days after, September 30, 1995.
(13) Includes 15,000 shares currently issuable upon exercise of options exercisable as of, or within, 60 days after September 30, 1995. Also includes a Common Stock Purchase Warrant which is convertible into 298,957 shares of Common Stock as of, or within 60 days, after September 30, 1995, which is owned of record by International Capital Partners, Inc., of which Mr. Hutheesing is the Chairman, Chief Executive Officer and a stockholder.
(14) Includes a total of 447,480 shares which officers and directors of STI have the right to acquire under outstanding stock options exercisable as of, or within 60 days after, September 30, 1995. Also includes 29,000 shares of Series D Preferred Stock currently convertible into 29,000 shares of Common Stock and 29,000 Common Stock Purchase
         Warrants, as set forth in footnote 3 above. Also includes 298,957 shares of Common Stock issuable upon conversion of a Common Stock Purchase Warrant, as set forth in footnote 13 above. Also includes 15,494 shares owned by officers and directors through STI's Savings and Retirement Plan.
(15) Includes warrants to purchase 746,325 shares of common stock, which includes 746,325 shares currently issuable upon exercise of warrants exercisable as of, or within 60 days after, September 30, 1995.
(16) Wanger Asset Management, L.P. ("WAM") serves as investment advisors to Acorn Investment Trust, Series Designated Acorn Fund ("Acorn"). Includes 375,000 shares beneficially owned by Acorn. Wanger Asset Management Ltd. ("WAM LTD") is the general partner of WAM and Ralph Wanger is the principal stockholder of WAM LTD.

                              INFORMATION ABOUT FII

FORMATION, HISTORICAL OPERATIONS AND RECAPITALIZATION

         FII is a Delaware corporation and is the subsidiary of RHI Holdings, Inc. ("RHI"), which, in turn, is the wholly-owned subsidiary of The Fairchild Corporation ("TFC").

         FII is currently operating through its wholly owned subsidiary VSI Corporation ("VSI") in three business segments: Aerospace Fasteners, Industrial Products and Communications Services.

         The Aerospace Fasteners segment designs, manufactures and markets high performance, specialty fastening systems, primarily for aerospace applications. The Industrial Products segment includes (i) D-M-E Company ("DME") which designs, manufactures and markets tooling and electronic control systems for the plastic injection molding and die casting industries, (ii) Fairchild Data Corporation, a supplier of modems, (iii) Convac GmbH, a subsidiary acquired in June 1994, which is a leading European designer and manufacturer of wet processing tools, equipment and systems required for the manufacture of semiconductor chips and related products and for compact and optical storage disks and flat panel displays, and (iv) Scandinavian Bellyloading Company, acquired in September 1994, which designs and manufactures patented cargo loading systems which are installed in the cargo area of commercial aircraft.

         On November 13, 1995, FII and Cincinnati Milacron, Inc. ("CM") entered into a letter agreement setting forth the basic terms and conditions of a transaction pursuant to which CM will acquire the DME business for approximately $260 million.

         Prior to and as a precondition to the Merger which is the subject of this Proxy Statement, FII, VSI and FII's parent RHI Holdings, Inc. ("RHI") will undergo a recapitalization to transfer from FII and VSI to RHI all assets other than those related to the Communications Services business which furnishes communications services and equipment to tenants of commercial office buildings and sells, installs and maintains communications systems for business and government customers. The principal executive offices of FII are located at 300 West Service Road, Chantilly, Virginia 22021-0804.

         As part of the recapitalization, FII and VSI are transferring to FII's immediate parent, RHI, all of their assets and liabilities except for: (i) those expressly related to FII's telecommunications services and systems business;
(ii) FII's outstanding 12 1/4% Senior Secured Notes due 1999 with an aggregate face value of $125,000,000 (the "FII Senior Notes"); and (iii) approximately $55,373,000 of existing bank and other indebtedness. As a pre-condition to the Merger, FII must secure the consent of holders of a majority in interest of the FII Senior Notes to the recapitalization and to amend the indenture pursuant to which the FII Senior Notes were issued to delete all covenants which may be deleted by a majority. The successful completion of each element in the foregoing discussion are conditions to the consummation of the other components of the recapitalization and Merger. On ________, 1995, FII commenced a tender offer for and consent solicitation with respect to, the FII Senior Notes.

         FII, through Fairchild Communications Services Company ("FCSC") (a partnership of which the partners are all wholly owned subsidiaries of VSI) provides telecommunications equipment and services to tenants of commercial office buildings, under the trade name Telecom 2000(R) Services. As a result of its acquisition of JWP Telecom, Inc. in the second fiscal quarter of fiscal 1995, FII also sells, installs, and maintains telecommunications systems for business and government customers, under the name Telecom 2000 Systems. Fairchild Communications is a distributor for Northern Telecom, NEC, Octel, Centigram and Active Voice, all leading manufacturers of telephone systems, voice mail systems and other equipment. As part of the recapitalization, FCSC will be merged into VSI.

         The Communications Business was founded as a start-up venture in 1985 and has grown rapidly through expansions and acquisitions. Sales have grown from $1,400,000 in Fiscal 1986 to $110,000,000 in

Fiscal 1995. Approximately $80,000,000 of such increase was attributable to acquisitions (determined on an annualized basis at the date of acquisition), primarily the acquisition of the telecommunications assets of Amerisystems and JWP Telecom. The JWP Telecom acquisition contributed sales of approximately $31,000,000 in Fiscal 1995.

COMMUNICATIONS SERVICES BUSINESS

         FII negotiates long-term telecommunications franchises with owners and developers of office buildings. Under these arrangements, FII installs switching equipment, cable and telephone equipment, and subsequently contracts directly with individual tenants in the buildings to provide multi-year, single-point-of-contact telecommunications services.

         Telecom 2000 Services include access to services provided by regulated communications companies including local, long distance, international and "800" telephone services. Fairchild Communications also provides telephone switching equipment and telephones as well as voice mail, telephone calling cards, local area networks and voice and data cable installation and customized billing services that assist customers in controlling their telecommunications expense. FII typically provides its services at rates equal to or below those which customers could otherwise obtain, in part due to discounts it can obtain as a high volume purchaser of telephone services.

         SYSTEMS: FII's Telecom 2000 Systems business sells telecommunications equipment directly to end-users and installs, services and maintains the equipment after the sale. Systems installations include PBX and key telephone systems, voice mail and automated call distribution systems and entire call centers. FII's systems business employs a staff of field and design engineers capable of assisting customers in planning and implementation of all of their telecommunications plant needs. Customer service options range from basic business hour response to 24 hours a day, 365 days per year maintenance contracts. FII will also contract with customers to staff their facilities with dedicated service personnel under long term contracts.

         CUSTOMERS: Telecom 2000 Services' and Systems' customers consist of small to medium size businesses as well as larger organizations and governmental agencies. As of June 30, 1995, FII had offices in 30 cities serving over 10,000 customers. Contract terms with Telecom 2000 Services customers typically have a term of three to five years with provision for automatic renewal. Contracts with Telecom 2000 Systems customers for maintenance services typically have a term of one year with provision for automatic renewal.

FII SENIOR NOTES

         The FII Senior Notes, aggregate $125,000,000 in face amount bear annual interest of 12 1/4% payable semiannually in arrears, are payable in full on July 31, 1999, are secured by a pledge of the stock of VSI, FII's wholly owned subsidiary, and may be redeemed at any time after July 31, 1997, provided, however if redeemed during the period August 1, 1997 through July 31, 1998 redemption must be made at 102% of the face amount. In accordance with the Merger Agreement and the terms of the Indenture pursuant to which the FII Senior Notes were issued, FII will make a tender offer to purchase the FII Senior Notes, which sale would be consummated by the Surviving Corporation following the merger. As a condition to the tender offer FII must obtain the consent of holders of 51% of the FII Senior Notes to amend the terms of the FII Senior Notes to remove all covenants in the Indenture which may be removed with the consent of a majority of such holders. Such consent is a condition to the consummation to the Merger. If the merger is consummated, the Surviving Corporation will purchase any tendered FII Senior Notes and will remain liable to pay the remainder in accordance with their remaining terms.

LEGAL MATTERS

GOVERNMENT CLAIMS: The Corporate Administrative Contracting Officer (the "ACO"), based upon the advice of the United States Defense Contract Audit Agency, has made a determination that FII did not comply with Federal Acquisition Regulations and Cost Accounting Standards in accounting for (i) the 1985 reversion to FII of certain assets of terminated defined benefit pension plans, and (ii) pension costs upon the closing of segments of FII's business. The ACO has directed FII to prepare a cost impact proposal relating to such plan terminations and segment closings and, following receipt of such cost impact proposal, may seek adjustments to contract prices. The ACO alleges that substantial amounts will be due if such adjustments are made. FII believes it has properly accounted for the asset reversions in accordance with applicable accounting standards. FII has had discussions with the government to attempt to resolve these pension accounting issues.

ENVIRONMENTAL MATTERS: FII and other aerospace fastener and industrial product manufacturers are subject to stringent Federal, state and local environmental laws and regulations concerning, among other things, the discharge of hazardous materials into the environment and generation, handling, storage, transportation and disposal of waste and hazardous materials. To date, such laws and regulations have not had a material effect on the financial conditions of FII, although FII has expended, and can be expected to expend in the future, significant amounts for investigation of environmental conditions, installation of environmental control facilities, remediation of environmental conditions and other similar matters, particularly in the Aerospace Fasteners segment.

         In connection with its plans to dispose of certain real estate, FII must investigate environmental conditions and may be required to take certain corrective action prior or pursuant to any such disposition. In addition, management has identified several areas of potential contamination at or from other facilities owned, or previously owned, by FII, that may require FII either to take corrective action or to contribute to a clean-up. FII is also a defendant in certain lawsuits and proceedings seeking to require FII to pay for investigation or remediation of environmental matters and has been alleged to be a potentially responsible party at various "Superfund" sites. Management of FII believes that it has recorded adequate reserves in its financial statements to complete such investigation and take any necessary corrective actions or make any necessary contributions. No amounts have been recorded as due from third parties, including insurers, or set off against, any liability of FII, unless such parties are contractually obligated to contribute and are not disputing such liability.

         As of June 30, 1995, the consolidated total recorded liabilities of FII for environmental matters referred to above totaled $8,601,000. As of June 30, 1995, the estimated probable exposures for these matters was $8,580,000. FII has reported that it is reasonably possible FII's total exposure for these matters could be approximately $15,778,000. Based on a review of engineering studies conducted for FII of claims for known contamination, STI estimates that it is reasonably possible that the costs resulting from such claims could range from $8,000,000 to $30,000,000, although further investigation could result in either a lower or higher estimated cost level. There may be off-sets from third-party claims or insurance recoveries which would reduce potential liability. STI's estimates did not include any claims for unknown liabilities for properties not yet surveyed for environmental contamination which could have occurred as long ago as thirty years.

OTHER MATTERS: FII is involved in various other claims and lawsuits incidental to its business, some of which involve substantial amounts. FII, either on its own or through its insurance carriers, is contesting these matters.


SELECTED FINANCIAL DATA

         The selected financial data were derived from FII's consolidated financial statements. The 1995, 1994 and 1993 financial statements were audited by Arthur Andersen LLP, independent auditors. The independent auditors' report is included elsewhere in this Proxy statement.

         The selected financial data should be read in conjunction with "The Recapitalization," "Management's Discussion and Analysis of Financial Condition and Results of Operations," the audited financial statements and related notes thereto, and the unaudited pro forma financial statements and related notes thereto included elsewhere in this Proxy Statement.


                                               Fiscal Year Ended June                                Three Months Ended
                                                                                                   October 2,   October 1,
                             1991         1992          1993         1994         1995                1994         1995
                             ----         ----          ----         ----         ----                ----         ----
                                                                                                   (unaudited)  (unaudited)
                                                          (dollars in thousands except per share amount)

Income Statement Data:
Sales                       $ 48,405     $ 58,662     $ 68,639     $ 74,897     $109,741           $ 20,124     $ 33,138
Operating Income               9,489       12,539       14,420       16,142       18,253              4,350        4,741
Interest expense              19,621       16,049       20,033       19,538       21,280              5,430        5,490
Loss from
   continuing operations     (10,132)      (3,510)      (5,613)      (3,396)      (3,027)            (1,080)        (749)
Net earnings (loss)           17,890       14,255      (12,257)     (33,987)     (12,359)               307          394
Preferred stock dividends      4,302        3,724        3,873        3,902        3,902                975          975
Net earnings (loss) after
   preferred stock dividends  13,588       10,531      (16,130)     (37,889)     (16,261)              (668)        (581)


                                                                                                       October 1, 1995
                                                                                                         (unaudited)

Balance Sheet Data
(at June 30, 1995):
Working capital             $ 41,204     $ 67,334     $ 32,279     $ 23,373     $ 57,342                   $ 54,824
Total assets                 420,658      439,010      370,750      334,464      359,481                    359,366
Total long-term debt         192,858      189,577      186,377      183,259      181,309                    181,015
Series A redeemable
   preferred stock            50,848       44,238       19,112       19,112       19,112                     19,112
Series C cumulative
   preferred stock             -            -           24,015       24,015       24,015                     24,015
Total stockholders' equity   167,168      194,154      129,521       96,321      110,519                    111,258
-------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS


GENERAL

         The communications division of the Company was formed in 1985 as a provider of telecommunication services to commercial occupants of multitenant office buildings. Since then, the Company has focused on a strategy of growth both internally and through acquisitions. From July 1986 to July 1994, the Company completed 17 acquisitions in the telecommunications services business, which added approximately $48 million of annual revenues. The largest acquisition during this period was the Amerisystems Partnership in September 1990. Amerisystems added approximately $23 million of annual revenue to the Company and enabled the Company to enter ten additional metropolitan markets, including Chicago and Houston.

         In December 1992, the Company acquired the assets of Office Networks, Inc., which added approximately $6.7 million of annual revenue and enabled the Company to enter the Indianapolis market. Shortly thereafter, the Company completed two additional acquisitions in Indianapolis, making this metropolitan market one of the Company's most profitable.

         In November 1994, the Company entered the systems business by acquiring the assets of JWP Telecom, Inc. ("JWP Telecom"). The addition of telecommunications equipment will allow the Company to achieve cost savings as the Company's systems and services businesses continue to consolidate. The Company feels that cross-marketing opportunities are particularly attractive in those metropolitan markets in which the Company presently has an infrastructure in place for its systems business but currently does not provide services. These existing infrastructures provide the Company a means of entering such systems markets with little or no incremental expense.

         Earnings before interest and taxes ("EBIT") as a percentage of revenues for the Company's systems businesses is approximately 5% compared to over 2% for the services businesses. This lower percentage was anticipated by management prior to the JWP Telecom acquisition and was reflected in the purchase price. As the Company is able to realize cost savings through consolidation of its services and systems business, management believes EBIT as a percentage of revenues from the systems business will improve, but will never equal the percentage attained in the services business.

RESULTS OF OPERATIONS

         Set forth below are various components of the Company's statements of operations for each of the First Quarters of fiscal years ended September 30, 1995 ("Q1, 1996"), and September 30, 1994 ("Q1, 1995").

                                                   Q1, 1996                   Q1, 1995
Sales                                                  100%                      100%
Cost of sales                                           76%                       71%
Gross Profit                                            24%                       29%
General & Administrative Expense                         9%                        7%
Goodwill Amortization                                    1%                        1%
Earnings before interest and taxes                      14%                       21%

         Set forth below are various components of the Company's statements of operations for each of the fiscal years ended June 30, 1993 ("Fiscal 1993"), June 30, 1994 ("Fiscal 1994") and June 30, 1995 ("Fiscal 1995"), expressed as a percentage of sales.

                                                                                     1993     1994     1995
                                                                                     ----     ----     ----

Sales...........................................................................     100%     100%     100%
Cost of Sales...................................................................      71%      71%      74%
                                                                                     ----     ----     ----

Gross Profit....................................................................      29%      29%      26%
General administrative expense..................................................       7%       7%       8%
Goodwill amortization...........................................................       1%       1%       1%
Other (income) expense..........................................................

Earnings before interest and taxes..............................................      21%      21%      17%

                                                                                      ===      ===      ===

Q1, 1996 V. Q1, 1995:

         Revenues: Total revenues in Q1, 1996 increased 64.7% to $33.1 million from $20.1 million in Q1, 1995. This increase was mainly the result of the acquisition of the assets from JWP. In addition, revenue increased from sales to tenants in newly-franchised office buildings, and sales to tenants in existing office buildings under franchise.

         Gross Profit: Gross profit in Q1, 1996 increased 39.2% to $8.1 million from $5.8 million in Q1, 1995. This increase was primarily due to increased revenues and economies of scale from increased volume resulting in part from the JWP acquisition. Gross profit as a percent of sales decreased 5% primarily due to the lower margins associated with the systems business acquired from JWP. This decline was anticipated by management at the time of acquisition.

         General and Administrative Expenses: General and Administrative expenses in Q1, 1996 increased 141.4% to $3.2 million from $1.3 million in Q1, 1995. Approximately $1.4 million of the increase was due to the acquisition of JWP. The remainder was due to wage and salary increases and increased amortization of intangible assets other than goodwill.

         Interest Expense, Net: Interest expense in Q1, 1996 was approximately equivalent to interest expense in Q1, 1995. There were no significant changes in rates or borrowing between the two periods that are being compared.

         Depreciation and Amortization: Depreciation and amortization in Q1, 1996 increased 18.0% to $2.7 million from $2.3 million in Q1, 1995. The increase is due to the additional depreciation and amortization from the JWP acquisition. In addition, depreciation increased because of significant capital investment in switching equipment installed in office buildings in the services business.

FISCAL 1995 V. FISCAL 1994:

         Revenues: Total revenues in Fiscal 1995 increased 46.5% to $109.7 million from $74.9 million in Fiscal 1994. This increase was a result of acquisitions, sales to tenants in newly-franchised office buildings, and sales to tenants in existing office buildings already under franchise. The JWP Telecom acquisition contributed $31 million in revenue for Fiscal 1995.

         Gross Profit: Gross profit in Fiscal 1995 increased 28.5% to $28.1 million from $21.9 million in Fiscal 1994. This increase was primarily due to increased revenues above and economies of scale from increased volume resulting in part from the JWP Telecom acquisition. Gross profit as a percent of sales decreased 4% primarily due to the lower margins associated with the systems business acquired from JWP Telecom.

         General and Administrative Expenses: General and administrative expenses in Fiscal 1995 increased 77% to $9.2 million from $5.2 million in Fiscal 1994. Approximately $3.6 million of the increase was due to the acquisition of JWP Telecom and the remainder was due to wage and salary increases and increased amortization of intangible assets other than goodwill.

         Interest Expense, Net: Interest expense in Fiscal 1995 increased 9.2% to $21.3 million from $19.5 million in Fiscal 1994. This increase was due primarily to higher intercompany interest expense and higher interest rates during the fiscal 1995 period.

         Depreciation and Amortization: Depreciation and amortization in Fiscal 1995 increased 15.5% to $10.3 million from $8.9 million in Fiscal 1994. This increase reflects increased depreciation and amortization associated with the JWP Telecom acquisition. In addition, depreciation increased because of significant capital investment in switching equipment installed in office buildings in the services business.

FISCAL 1994 V. FISCAL 1993:

         Revenues: Total revenues in Fiscal 1994 increased 9.1% to $74.9 million from $68.6 million in Fiscal 1993. This increase was due primarily to increased sales to customers in new and existing office buildings under franchise.

         Gross Profit: Gross profit in Fiscal 1994 increased 11.7% to $21.9 million from $19.6 million in Fiscal 1993. The increase is due primarily to increased sales to customers in new and existing office buildings and economies of scale from increased volume.

         General and Administrative Expenses: General and administrative expenses in Fiscal 1994 increased 10.6% to $5.2 million from $4.7 million in Fiscal 1993. The increase is due primarily to wage and salary increases and increased amortization of intangible assets other than goodwill acquired in the last half of Fiscal 1992.

         Interest Expense, Net: Interest expense in fiscal 1994 decreased 16.3% to $19.5 million from $20.0 million in Fiscal 1993. The decrease was due primarily to lower rates on intercompany borrowings in fiscal 1994 compared to Fiscal 1993.

         Depreciation and Amortization: Depreciation and amortization in Fiscal 1994 increased 12.7% to $8.9 million from $7.9 million in Fiscal 1993. The increase was due to an acquisition made in the first half of Fiscal 1992 and because of significant capital investment in switching equipment installed in office buildings in the services business.

LIQUIDITY AND CAPITAL RESOURCES:

         Historically, the communications division of the Company has experienced rapid growth which has required substantial investment in capital expenditures and intangible assets from acquisitions. Cash requirements needed to fund these expenditures and assets has come from operating cash flow and contributions from the Company's parent corporation.

         Although the communications division of the Company has grown rapidly, cash requirements for working capital have been minimal. This is due primarily to the ability of the Company to negotiate favorable payment terms with its vendors. In addition, the Company maintains strict collections procedures to minimize working capital needs in accounts receivable.

         Net cash used by financing activities was $4.1 million and $3.9 million in Q1, 1996 and Q1, 1995 respectively. Cash used in acquisition was $0.6 million in Q1, 1995 primarily for the purchase of assets from the Eaton and Lauth Telecom operations. Cash used primarily for purchasing telecommunication assets for office buildings was $2.2 million and $1.8 million in Q1, 1996 and Q1, 1995 respectively. Cash used in operations transferred to RHI was $1.9 million and $1.5 million in Q1, 1996 and Q1, 1995 respectively.

         Net cash provided by financing activities was $6.4 million and $2.0 million in Q1, 1996 and Q1, 1995 respectively. Proceeds from issuance of preferred stock in Q1, 1996 was $2.4 million and in Q1, 1995 was $11.4 million. Cash used in financing activities for payment of dividends in Q1, 1996 was $1.0 million, and in Q1, 1995 was $1.0 million. Cash provided by operations transferred to RHI in Q1, 1996 was $5.2 million. Cash used in operations transferred to RHI in Q1, 1995 was $8.0 million. Capital lease repayments were $0.2 million and $0.4 million in Q1, 1996 and Q1, 1995 respectively.

         Net cash provided by operating activities was $19.1 million, $11.7 million, and $13.6 million in Fiscal 1995, Fiscal 1994, and Fiscal 1993, respectively. The increase in cash provided by operations was primarily from increased depreciation and amortization ($1.4 million), and from changes in operations to be transferred to RHI ($7.9 million). Primarily because of the JWP Telecom acquisition, billed and unbilled receivables increased by $10.1 million and inventory increased by $1.0 million in Fiscal 1995, but was significantly offset by an $8.3 million increase in accounts payable and accrued liabilities.

         Net cash used in investing activities was $27.6 million, $14.9 million, and $19.6 million in Fiscal 1995, Fiscal 1994 and Fiscal 1993, respectively. Cash used in acquisitions was $11.6 million in fiscal 1995 primarily for the JWP Telecom acquisition and $7.3 million in Fiscal 1993 primarily for the Office Networks, Inc. acquisition. Cash used primarily for purchasing telecommunication assets for office buildings was $10.3 million, $7.8 million, and $5.8 million in Fiscal 1995, Fiscal 1994, and Fiscal 1993, respectively. Cash used in operations transferred to RHI was $5.8 million, $7.1 million and $6.5 million in Fiscal 1995, Fiscal 1994, and Fiscal 1993, respectively.

         Net cash provided by financing activities was $9.9 million, $3.3 million and $6.0 million in Fiscal 1995, Fiscal 1994, and Fiscal 1993, respectively. Proceeds from issuances of preferred stock was $24.4 million, $4.0 million, and $29.0 million in Fiscal 1995, Fiscal 1994, and Fiscal 1993, respectively. The purchase/exchange of preferred stock in Fiscal 1993 used $25.1 million of cash provided by financing activities. Cash used in financing activities for payment of dividends was $3.9 million, $3.9 million and $53.8 million in Fiscal 1995, Fiscal 1994 and Fiscal 1993, respectively. Capital Lease repayments were $2.0 million, $3.1 million and $3.2 million for fiscal 1995, Fiscal 1994 and Fiscal 1993, respectively. Cash used in operations transferred to RHI in Fiscal 1995 was $8.8 million, and Fiscal 1993 was $59.1 million. Cash provided by operations transferred to RHI in Fiscal 1994 was $6.1 million.

EXPERTS

         The consolidated financial statements of Fairchild Industries, Inc. included in this Proxy Statement to the extent and for the periods indicated in their reports have been audited by Arthur

Andersen LLP, independent public accountants, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

                                      F -2
                   SHARED TECHNOLOGIES, INC. AND SUBSIDIARIES

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                 Page
Unaudited Financial Statements

         Consolidated Balance Sheets as of September 30, 1995 and
              December 31, 1994 (unaudited)..................................................     F-2

         Consolidated Statements of Operations for the Nine Month
              Periods ended September 30, 1995 and 1994 (unaudited)..........................     F-4

         Consolidated Statements of Cash Flows for the Nine Month
              Period ended September 30, 1995 and 1994 (unaudited)...........................     F-6

         Consolidated Statement of Stockholder Equity........................................     F-8

         Notes to Consolidated Financial Statements for the Nine Month Period
              ended September 30, 1995 (unaudited)...........................................    F-11

Audited Financial Statements

         Report of Rothstein, Kass & Company, P.C., Independent Auditors.....................    F-14

         Report of Arthur Andersen LLP, Independent Public Accountants.......................    F-15

         Consolidated Balance Sheets as of December 31, 1994 and 1993........................    F-16

         Consolidated Statements of Operations for the Years Ended
              December 31, 1994, 1993 and 1992...............................................    F-17

         Consolidated Statements of Changes in Stockholders' Equity for the
              Years Ended December 31, 1994, 1993 and 1992...................................    F-18

         Consolidated Statements of Cash Flows for the Years Ended
              December 31, 1994, 1993 and 1992...............................................    F-20

         Notes to Consolidated Financial Statements for the Years Ended
              December 31, 1994, 1993 and 1992...............................................    F-22


Shared Technologies Inc.
Consolidated Balance Sheets
September 30, 1995 and December 31, 1994
(unaudited)

                                                                  September 30,              December 31,
                                                                       1995                      1994
                                                                   ------------              ------------

CURRENT ASSETS:

Cash                                                                  $1,410,374                  $172,262

Accounts receivable, less allowance
for doubtful accounts of $914,000
in 1995 and $584,000 in 1994                                          11,587,514                 8,532,770
Other current assets                                                   1,344,891                   727,375
Deferred income taxes                                                    550,000                   550,000
                                                                         -------                   -------
             Total current assets                                     14,892,779                 9,982,407
                                                                      ----------                 ---------

Equipment, at cost:
     Telecommunications equipment                                     29,499,909                26,222,732
     Office and data processing
     equipment                                                         6,131,803                  4,995,191
                                                                      ----------                 ---------
                                                                      35,631,712                31,217,923
  Less - Accumulated depreciation                                     18,062,821               15,473,023
                                                                      ----------               ----------
                                                                      17,568,891                15,744,900
                                                                      ----------                ----------

Other Assets                                                         14,617,414                12,197,929
                                                                     -----------               ----------

                        Total Assets                                 $47,079,084               $37,925,236
                                                                     ===========               ===========

The accompanying notes are an integral part of these consolidated financial statements.

Shared Technologies Inc.
Consolidated Balance Sheets
September 30, 1995 and December 31, 1994
(unaudited)

                                                                                September 30,           December 31,
                                                                                    1995                    1994

CURRENT LIABILITIES:

 Notes payable and current portion of
  long-term debt and capital lease
  obligations                                                                      $2,437,710             $1,840,401
  Accounts payable                                                                 10,664,246              8,191,350
  Accrued expenses                                                                  2,666,048              2,381,736
  Advance billings                                                                 1,248,382              1,260,158
                                                                                   ----------             ---------
 Total current liabilities                                                         17,016,386             13,673,645
                                                                                   ----------             ----------

Long-Term Debt and Capital Lease Obligations less current portion                   4,012,234              2,886,365
                                                                                    ---------              ---------

Minority Interest in Net Assets of Subsidiaries                                     1,662,690                101,504
                                                                                    ---------                -------

Redeemable Put Warrant                                                                416,287                383,048
                                                                                      -------                -------

STOCKHOLDERS' EQUITY:
 Preferred Stock, $.01 par value:

 Series C, authorized 1,500,000 shares,
 outstanding 906,930 shares in 1995 and 1994                                            9,069                  9,069

 Series D, authorized 1,000,000 shares,
 outstanding 456,900 shares in 1995 and 1994                                            4,569                  4,569

 Series E, authorized 400,000
 shares, outstanding no shares in
 1995 and 400,000 shares in 1994                                                                               4,000

 Series F, authorized 700,000
 shares, outstanding no shares in
 1995 and 700,000 shares in 1994                                                                               7,000

 Common Stock;  $.004 par value,
 20,000,000  shares  authorized;
 8,476,315 and 6,628,246 shares
 outstanding in 1995 and 1994
 respectively                                                                          33,905                 26,513
 Additional paid-in capital                                                        44,647,005             41,488,128
 Accumulated deficit                                                              (20,723,061)           (22,465,105)
 Obligations to issue common stock                                                                         1,806,500
                                                                                   ----------             ----------
         Total stockholders' equity                                                23,971,487             20,880,674
                                                                                   ----------             ----------

Total liabilities and stockholders' equity                                        $47,079,084            $37,925,236
                                                                                  ===========            ===========

The accompanying notes are an integral part of these consolidated financial statements.

Shared Technologies Inc.
 Consolidated Statements of Operations
For the Nine Months Ended
September 30, 1995 and 1994
(unaudited)

                                                                          September 30, 1995      September 30, 1994
Revenue:
  Shared tenant services                                                     $25,248,201             $20,450,338
  Facility management services                                                 9,266,253               3,443,468
  Cellular services                                                            9,160,128               7,620,195
                                                                              ----------               ---------

     Total Revenue                                                            43,674,582              31,514,001
                                                                              ----------             ----------

Cost of Revenue:
  Shared tenant services                                                      13,933,976              11,224,004
  Facility management services                                                 7,163,639               2,796,147
  Cellular services                                                            5,530,558               3,969,979
                                                                              ----------              ---------

     Total Cost of Revenue                                                    26,628,173               17,990,130
                                                                             -----------              ----------

Gross Margin                                                                  17,046,409              13,523,871

Selling, General & Administrative Expenses:
              Field                                                           12,659,071               8,700,681
              Corporate                                                        3,457,279               3,058,956
                                                                               ---------               ---------


Operating Income                                                                 930,059               1,764,234

Gain on sale of subsidiary stock                                               1,374,544                       -
Interest Expense                                                                (574,209)               (228,117)
Interest Income                                                                  130,016                  69,792
Minority Interest in Net (Income)
  Loss of Subsidiaries                                                           213,445                  (43,080
                                                                                 --------                 -------

Net Income                                                                     2,073,855               1,562,829

Preferred Stock Dividends                                                       (298,575)               (349,974)

Net Income Applicable to Common Stock                                         $1,775,280              $1,212,855
                                                                              ==========              ==========

Net Income Per Common Share                                                       $0.20                    $0.21
                                                                                  ======                   =====


Weighted Average Shares Outstanding                                           8,698,207               5,699,483
                                                                              ==========              =========


The accompanying notes are an integral part of these consolidated financial statements.

Shared Technologies Inc.
Consolidated Statements of Operations
For the Three Months Ended
September 1995 and 1994
(unaudited)

                                                                          September 30, 1995        September 30, 1994

Revenue:
  Shared tenant services                                                        $8,178,263              $8,101,762
  Facility management services                                                   3,916,491               2,691,972
  Cellular services                                                              3,870,059                3,699,285
                                                                                ----------               ---------

     Total Revenue                                                              15,964,813              14,493,019
                                                                                ----------              ----------

Cost of Revenue:
  Shared tenant services                                                         4,353,841               4,667,446
  Facility management services                                                   2,913,726               2,137,853
  Cellular services                                                              2,451,861               1,854,885
                                                                                 ---------               ---------

     Total Cost of Revenue                                                       9,719,428               8,660,184
                                                                                 ---------               ---------

Gross Margin                                                                     6,245,385               5,832,835

Selling, General & Administrative Expenses:
             Field                                                               4,678,533               3,954,061
             Corporate                                                           1,313,734               1,206,329
                                                                                 ---------               ---------

Operating Income                                                                   253,118                 672,445

Interest Expense                                                                  (244,596)               (101,768)
Interest Income                                                                     58,568                  32,234
Minority Interest in Net Loss of Subsidiaries                                      124,600
                                                                                   -------

Net Income                                                                         191,690                 602,911
                                                                                   -------                 -------

Preferred Stock Dividends                                                          (99,680)               (130,772)
                                                                                  --------               ---------

Net Income Applicable to Common Stock                                              $92,010                $472,139
                                                                                   =======                ========

Net Income Per Common Share                                                          $0.01                   $0.07
                                                                                     =====                   =====

Weighted Average Shares Outstanding                                             8,751,048                6,549,668
                                                                                ==========               =========



The accompanying notes are an integral part of these consolidated financial statements.

Shared Technologies Inc.
 Consolidated Statements of Cash Flows
For the Nine Months Ended
September 30, 1995 and 1994
(unaudited)

                                                                        September 30, 1995        September 30, 1994
Cash Flows Provided by Operating Activities
  Net Income                                                                 $2,073,855                 $1,562,829
 Adjustments:
  Gain on sale of subsidiary stock                                           (1,374,544)
  Depreciation & amortization                                                 3,266,030                  2,293,934
  Minority interest in net income
 (loss) of subsidiaries                                                        (213,445)                     43,080
  Change in Assets and Liabilities:
           Accounts receivable                                               (2,407,574)                (2,126,013)
           Other current assets                                                (593,696)                   (38,746)
           Other assets                                                        (309,640)                     43,993
           Accounts payable                                                   1,541,358                  1,046,443
           Accrued expenses                                                     (57,756)                  (883,911)
           Advanced billings                                                    (46,776)                     16,932
                                                                               --------                     ------
Net cash provided by operating activities                                     1,877,812                  1,958,541
                                                                              ---------                  ---------

Cash Flows used in Investing Activities
  Acquisitions                                                               (2,482,793)                (3,779,725)
  Capital expenditures                                                       (3,099,289)                (2,521,417)
                                                                            -----------                -----------
  Net cash used in investing activities                                      (5,582,082)                (6,301,142)
                                                                            -----------                -----------

Cash Flows From Financing Activities:
  Preferred stock dividends                                                    (298,575)                  (349,974)
  Net proceeds from sale of subsidiary stock                                  3,274,175
  Purchase of subsidiary treasury stock                                        (375,000)
  Proceeds from borrowings                                                    2,929,193                  2,121,547
  Repayments of notes payable, long-
  term debt and capital lease obligations                                    (1,750,860)                (1,697,627)
  Net proceeds from sales of common and preferred stock                       1,163,449                  4,711,509
                                                                              ---------                  ---------
Net cash provided by financing activities                                     4,942,382                  4,785,455
                                                                              ---------                  ---------

Net increase in cash                                                          1,238,112                    442,854

Cash, Beginning of Period                                                       172,262                   408,533
                                                                                -------                   -------
Cash, End of Period                                                          $1,410,374                   $851,387
                                                                             ==========                   ========

Shared Technologies Inc.
 Consolidated Statements of Cash Flows
For the Nine Months Ended
September 30, 1995 and 1994
(unaudited)

                                                                       September 30, 1995       September 30, 1994


Supplemental Disclosures of Cash Flow  Information:
Cash paid during the period for -
     Interest                                                                   $568,963                   $227,650
     Income taxes                                                                $73,611                    $25,032

Supplemental Disclosures of Noncash Investing and Financing
Activities:
Issuance of common stock in connection with acquisitions                      $1,806,500                      -
                                                                              ==========                 ==========
Issuance of preferred stock in connection with acquisition                        -                      $5,000,000
                                                                              ==========                 ==========
Dividend accretion on redeemable put warrant                                     $33,236                      -
                                                                              ==========                 ==========
Issuance of common stock to settle accrued expenses                             $185,320                    $66,946
                                                                              ==========                 ==========


The accompanying notes are an integral part of these financial statements.

Shared Technologies Inc.
Consolidated Statement of Stockholders' Equity
For the period ended September 30, 1995
(unaudited)

                                     Series C Preferred    Series D Preferred      Series E Preferred     Series F Preferred
                                          Stock                 Stock                   Stock                   Stock


                                     Shares     Amount     Shares     Amount       Shares      Amount      Shares      Amount
                                     ------     ------     ------     ------       ------      ------      ------      ------

Balance, January 1, 1995            906,930     $9,069     456,900    $4,569      400,000      $4,000      700,000     $7,000

Issuance of Common Stock
 per obligation to issue                 -          -          -          -            -           -           -           -

Conversion of Preferred Stock            -          -          -          -      (400,000)    ($4,000)    (700,000)    ($7,000)

Sale of Common Stock                     -          -          -          -            -           -           -           -

Common stock issued in
lieu of compensation and other           -          -          -          -            -          -            -           -

Net income                               -          -          -          -            -           -           -           -

Dividend accretion of
 redeemable put warrant                  -          -          -          -            -           -           -           -

Preferred stock dividends                -          -          -          -            -           -           -           -

Balance, September 30, 1995         906,930     $9,069     456,900    $4,569          0          $0            0         $0
                                    =======     ======     =======    ======     ===========  ==========    =======    =======


The accompanying notes are an integral part of these consolidated financial statements.

Shared Technologies Inc.
Consolidated Statement of Stockholders' Equity
For the period ended September 30, 1995
(unaudited)

                                                         Common Stock                      Additional
                                                                                            Paid-in
                                                  Shares               Amount               Capital

Balance, January 1, 1995                          6,628,246            $26,513               $41,488,128

Issuance of Common Stock
 per obligation to issue                            405,395              1,621                 1,804,879

Conversion of Preferred                           1,100,000              4,400                     6,600
 Stock

Sale of Common Stock                                315,500              1,262                 1,228,062

Common stock issued in
 lieu of compensation and                            27,174                109                   119,336
 other

Net income                                            -                    -                     -

Dividend accretion of
redeemable put warrant                                -                    -                     -

Preferred stock dividends                             -                    -                     -

Balance, September 30, 1995                       8,476,315            $33,905               $44,647,005
                                                  =========            =======               ===========

The accompanying notes are an integral part of these consolidated financial statements.

Shared Technologies Inc.
Consolidated Statement of Stockholders' Equity
For the period September 30, 1995
(unaudited)

                                                                            Obligations                Total
                                                    Accumulated              to Issue              Stockholders'
                                                      Deficit              Common Stock                Equity

Balance, January 1, 1995                           ($22,465,105)            $1,806,500              $20,880,674

Issuance of Common Stock
 per obligation to issue                              -                     (1,806,500)                      (0)

Conversion of Preferred                               -                        -                             (0)
 Stock

Sale of Common Stock                                  -                        -                      1,229,324

Common stock issued in
 lieu of compensation and                             -                        -                        119,445
 other

Net income                                            2,073,855                -                      2,073,855

Dividend accretion of
 redeemable put warrant                                 (33,236)               -                        (33,236)

Preferred stock dividends                              (298,575)               -                       (298,575)

Balance, September 30, 1995                        ($20,723,061)              $0                    $23,971,487
                                                   =============             ====                   ===========


The accompanying notes are an integral part of these consolidated financial statements.

Shared Technologies Inc.
Notes to Consolidated Financial Statements
September 30, 1995
(Unaudited)

1. Basis of Presentation: The consolidated financial statements included herein have been prepared by Shared Technologies Inc. (the "Company") pursuant to the rules and regulations of the Securities and Exchange Commission and reflect all adjustments, consisting only of normal recurring adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for interim periods. Certain information and footnote disclosures have been omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these consolidated financial statements be read in conjunction with the consolidated financial statements and the notes thereto included in the Company's December 31, 1994 report on Form 10-K. Certain reclassifications to prior year financial statements were made in order to conform to the 1995 presentation.

2. Income Taxes: The Company and its subsidiaries file a consolidated federal income tax return but generally file separate state income tax returns. As of December 31, 1994, the Company has net operating loss carryforwards for federal income tax purposes of approximately $22.7 million, which expire, if unused, from 2001 to 2007.

3. Acquisitions: In June 1994, the Company acquired all of the partnership interests in Access Telecommunication Group, L.P. and Access Telemanagement, Inc. (collectively, "Access"). The purchase price was $9,252,000, of which $4,252,000 was paid in cash and the balance through the issuance of 400,000 shares of Series E Preferred Stock valued at $3.75 per share and 700,000 shares of Series F Preferred Stock valued at $5.00 per share.

On June 30, 1995 the Company purchased all of the outstanding capital stock of Office Telephone Management ("OTM"). OTM provides telecommunication management services primarily to businesses located in executive office suites. The purchase price is currently allocated as follows:

Goodwill                                                             $1,915,000
Property, Plant & Equipment                                           1,400,000
Accounts Receivable, (net)                                              400,000
Other current assets                                                     20,000
Debt (current and long-term)                                           (545,000)
Accounts Payable                                                       (525,000)
Accrued Expense                                                        (530,000)
                                                                     ----------
Net Purchase Price                                                   $2,135,000
                                                                     ==========

In May and June 1995, the Company's cellular subsidiary Shared Technologies Cellular, Inc. ("STC") commenced management and subsequently completed its acquisition of the outstanding capital stock of Cellular Hotline, Inc. ("Hotline") for $617,000. The $617,000 was comprised of $367,000 in cash, paid at closing, and the issuance of 50,000 shares of STC common stock. At the discretion of the former Hotline stockholders, STC was required to repurchase all or a portion of the shares for $5.00 per share, at any time during the period commencing three months and ending six months after June 19, 1995. The former Hotline stockholders exercised their put option during that period. Additionally at closing, STC issued options to purchase 50,000 additional shares of STC common stock, exercisable at $7.50 per share for three years. The agreement provides for additional payments based upon attaining certain levels of activation revenues, as defined, over a one year period.

Unaudited proforma consolidated statements of operations for the nine-month period ended September 30, 1994 and 1995 as through the acquisitions of Access, OTM and Hotline had been made at the beginning of the period are as follows:

                                         1994                  1995
                                      -----------           -----------
Revenues                              $40,796,000           $46,401,000
Net Income                              1,730,000             1,697,000
Net Income Per Share                         0.23                  0.20
Weighted Average Shares                 7,488,054             8,698,207

4. Contingencies: While providing services at the Jacob K. Javits Convention Center in 1991, the Company licensed the right to provide certain public pay telephone services at the Center to Tel-A-Booth Communications, Ltd. In 1992, Tel-A-Booth filed a claim against the New York Convention Center Operating Corporation and its facilities manager, Ogden Allied Facility Management, and against the Company seeking $10,000,000 in damages for which no amounts have been provided in the accompanying consolidated financial statements. While any litigation contains an element of uncertainty, management is of the opinion based on the current status of the claim that the ultimate resolution of this matter should not have a material adverse effect upon either results of operations, cash flows or financial position of the Company.

The Company's subsidiary, Shared Technologies Cellular, Inc. (STC) has entered into an agreement for partial settlement of certain litigation arising in connection with its purchase of certain assets from Road and Show South, Ltd. ("Road and Show") Pursuant to the settlement, STC has been indemnified against a claim from a former employee of an affiliate of Road and Show. As between STC and Road and Show, certain claims exist, which the parties have agreed to attempt to settle through mediation or arbitration. The Company's management believes that in the event such claims are resolved against STC that they would not, in the aggregate, have a material adverse effect on the Company's financial condition.

In addition to the above matters, the Company is a party to various legal actions, the outcome of which, in the opinion of management, will not have a material adverse effect on the Company's financial condition and results of operations.

5. Gain on sale of subsidiary stock: In April, 1995, the Company's cellular subsidiary Shared Technologies Cellular, Inc. ("STC") completed its SB-2 filing with the Securities and Exchange Commission and became a public company. Prior to this date STC had been an approximately 86% owned subsidiary of the Company. STC sold 950,000 shares of common stock at $5.25 which generated net proceeds of approximately $3,274,000, after underwriters' commissions and offering expenses. These proceeds are intended to be used to finance marketing activities relating to STC's cellular telephone rental service ($1.15 million), repayment of indebtedness to the Company ($1.25 million), acquisition of telecommunication equipment, billing technology management information systems and centralized reservation systems ($.5 million) and the balance for working capital and general corporate purposes. The net effect on the consolidated financial statements for the second quarter was a gain of approximately $1,375,000.

6. Subsequent Events: In November 1995 the Company signed an agreement under which Fairchild Industries Inc. ("FII"), following a reorganization transferring all non-communications assets to its parent RHI Holding Inc., will merge into the Company. The company will be called Shared Technologies Fairchild Inc. Under the proposed merger agreement the Company will issue 6,000,000 shares of common stock, 1,000,000 shares of convertible preferred stock with a $25,000,000 liquidation preference and 1,000,000 shares of special preferred stock with an initial $20,000,000 liquidation preference and raise approximately $238,000,000 through senior debt from banks and subordinated debt from the capital markets. The Company has entered into financing arrangements with CS First Boston which include a highly confident letter for all of the debt financing for the transaction.

In November 1995 the Company's cellular subsidiary, STC, commenced management and subsequently completed its acquisition of certain assets of PTC Cellular, Inc. ("PTCC"). The purchase price was $3,800,000, comprised of $300,000 in cash, the assumption of $1,200,000 in assumed accounts payable, a 5-year promissory note in the principal amount of $2,000,000 and the issuance of 100,000 shares of STC common stock, $.01 par value. Additionally, the agreement allows for royalty payments in the amount of three percent (3%) of quarterly revenues generated from certain of the acquired assets not to exceed an aggregate of $2,500,000. Also, STC has committed to PTCC to obtain financing in the amount of $7,000,000 within six months of the acquisition date.

Pro Forma financial information is not yet available.

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders and Board of Directors of Shared Technologies Inc.


We have audited the accompanying consolidated balance sheets of Shared Technologies Inc. and Subsidiaries as of December 31, 1994 and 1993 and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Shared Technologies Inc. and Subsidiaries as of December 31, 1994 and 1993, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.




                                             ROTHSTEIN, KASS & COMPANY, P.C.
                                             /s/ Rothstein, Kass & Company, P.C.



Roseland, New Jersey
March 24, 1995, except for Notes 7 and 11
as to which the date is April 11, 1995

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
       ------------------------------------------------------------------

To Shared Technologies Inc.:

We have audited the accompanying consolidated statements of operations, stockholders' equity and cash flows of Shared Technologies Inc. (a Delaware corporation) and subsidiaries for the year ended December 31, 1992. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Shared Technologies Inc. and subsidiaries for the year ended December 31, 1992 in conformity with generally accepted accounting principles.

As discussed in Note 14 to the consolidated financial statements, the Company and others have been named in a lawsuit seeking damages of approximately $10 million, including $1.4 million for equipment purchased, for which no provision has been made in the accompanying consolidated financial statements. The Company has filed answers to this complaint denying the material allegations of the claim. Although the claim is being contested by the Company, the outcome of this matter is uncertain at this time.



                                                     ARTHUR ANDERSEN LLP
                                                     /s/ Arthur Andersen LLP

Hartford, Connecticut
March 23, 1993 (except with respect to the matter discussed in the second paragraph of Note 14, as to which the date is April 14, 1994)

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           December 31, 1994 and 1993

                                                                                                   1994           1993
                                                                                             -------------    -----------
                                     ASSETS
CURRENT ASSETS:
  Cash                                                                                       $     172,262  $     408,533
  Accounts receivable, less allowance for doubtful accounts
   and discounts of $584,000 in 1994 and $310,000 in 1993                                        8,532,770      4,614,188
  Other current assets                                                                             727,375        545,071
  Deferred income taxes                                                                            550,000
                                                                                             -------------
       Total current assets                                                                      9,982,407      5,567,792
                                                                                             -------------  -------------

EQUIPMENT:
  Telecommunications                                                                            26,222,732     21,298,405
  Office and data processing                                                                     4,995,191      4,358,275
                                                                                             -------------  -------------
                                                                                                31,217,923     25,656,680
  Less accumulated depreciation and amortization                                                15,473,023     13,545,303
                                                                                             -------------  -------------
                                                                                                15,744,900     12,111,377

OTHER ASSETS:
  Intangible assets                                                                             11,197,887      2,347,958
  Other                                                                                          1,000,042        573,535
                                                                                             -------------  -------------
                                                                                                12,197,929      2,921,493
                                                                                             -------------  -------------
                                                                                             $  37,925,236  $  20,600,662
                                                                                             =============  =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current portion of long-term debt and capital lease obligations                            $   1,840,401  $   1,941,876
  Accounts payable                                                                               8,191,350      4,482,239
  Accrued expenses                                                                               2,381,736      2,068,771
  Advance billings                                                                               1,260,158        948,938
                                                                                             -------------  -------------
       Total current liabilities                                                                13,673,645      9,441,824
                                                                                             -------------  -------------

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS,
 less current portion                                                                            2,886,365      1,777,431
                                                                                             -------------  -------------

MINORITY INTERESTS IN NET ASSETS OF SUBSIDIARIES                                                   101,504         78,971
                                                                                             -------------  -------------

REDEEMABLE PUT WARRANT                                                                             383,048

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
  Preferred stock, $.01 par value:
   Series C, authorized 1,500,000 shares, outstanding
    906,930 shares in 1994 and 987,930 in 1993                                                       9,069          9,879
   Series D, authorized 1,000,000 shares, outstanding
    456,900 shares in 1994 and 453,158 in 1993                                                       4,569          4,532
   Series E, authorized 400,000 shares in 1994 and no shares
    in 1993, outstanding 400,000 shares in 1994                                                      4,000
   Series F, authorized 700,000 shares in 1994 and no shares
    in 1993, outstanding 700,000 shares in 1994                                                      7,000
  Common stock, $.004 par value, authorized 20,000,000
    shares, outstanding 6,628,246 shares in 1994 and
    5,190,335 in 1993                                                                               26,513         20,761
  Capital in excess of par value                                                                41,488,128     31,759,048
  Accumulated deficit                                                                          (22,465,105)   (24,248,284)
  Obligations to issue common stock                                                              1,806,500      1,756,500
                                                                                             -------------  -------------
       Total stockholders' equity                                                               20,880,674      9,302,436
                                                                                             -------------  -------------
                                                                                             $  37,925,236  $  20,600,662
                                                                                             =============  =============

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES


                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  Years Ended December 31, 1994, 1993 and 1992

                                                                             1994               1993             1992
                                                                            ----------       -----------        -----
REVENUES:
  Shared tenant services                                                   $  28,666,574   $  21,683,186   $  21,395,125
  Facilities management services                                               6,482,637       1,542,893       1,287,452
  Cellular services                                                           10,217,300       2,199,727       1,394,387
                                                                           -------------   -------------   -------------
       Total revenues                                                         45,366,511      25,425,806      24,076,964
                                                                           -------------   -------------   -------------

COST OF REVENUES:
  Shared tenant services                                                      15,716,890      11,627,939      12,727,935
  Facilities management services                                               5,161,130       1,282,064       1,082,643
  Cellular services                                                            5,293,845       1,604,040       1,011,642
                                                                           -------------   -------------   -------------
       Total cost of revenues                                                 26,171,865      14,514,043      14,822,220
                                                                           -------------   -------------   -------------

GROSS MARGIN                                                                  19,194,646      10,911,763       9,254,744

OPERATING EXPENSES, selling, general and administrative                       16,971,416      10,101,985       9,959,366
                                                                           -------------   -------------   -------------

OPERATING INCOME (LOSS)                                                        2,223,230         809,778        (704,622)
                                                                           -------------   -------------   -------------

OTHER INCOME (EXPENSE):
  Interest expense                                                              (522,112)       (529,565)       (410,830)
  Interest income                                                                162,951          91,889         120,815
  Minority interests in net income of subsidiaries                              (128,084)        (81,928)        (37,391)
                                                                           -------------   -------------   -------------
                                                                                (487,245)       (519,604)       (327,406)
                                                                           -------------   -------------   -------------

INCOME (LOSS) BEFORE INCOME TAX CREDIT
 AND EXTRAORDINARY ITEM                                                        1,735,985         290,174      (1,032,028)

INCOME TAX  CREDIT                                                               550,000

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM                                        2,285,985         290,174      (1,032,028)

EXTRAORDINARY  ITEM, (loss) gain on restructuring (in 1992,
 net of restructuring expenses  of  $1,361,000,  and income
 taxes of  $45,000,  after  extraordinary benefit of
 utilizing net operating loss carryforwards of $3,000,000)                                      (150,000)      3,756,327
                                                                           -------------   -------------   -------------

NET INCOME                                                                     2,285,985         140,174       2,724,299

PREFERRED STOCK DIVIDENDS                                                       (478,159)       (344,650)       (334,478)
                                                                           -------------   -------------   -------------

NET INCOME (LOSS) APPLICABLE TO COMMON STOCK                               $   1,807,826   $    (204,476)  $   2,389,821
                                                                           =============   =============   =============

INCOME (LOSS) PER COMMON SHARE:
  Income (loss) before extraordinary item                                       $ .27             $ (.01)        $ (.33)
  Extraordinary item                                                                                (.03)           .92
                                                                           -------------           -----           ----

  Net income (loss)                                                             $ .27             $ (.04)         $ .59
                                                                                ===========       ======          =====

WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING                                                            6,792,277       5,132,296       4,062,710
                                                                           =============   =============       =========

                                See accompanying notes to consolidated financial
statements.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                    CONSOLIDATED STATEMENTS OF STOCKHOLDERS'
                      EQUITY Years Ended December 31, 1994,
                                  1993 and 1992


                                                        Series B               Series C                  Series D
                                                     Preferred Stock        Preferred Stock          Preferred Stock
                                                    Shares       Amount     Shares       Amount     Shares        Amount

BALANCE, January 1, 1992                             914,750   $   9,147        -     $     -            -      $     -
Dividends on preferred stock
Conversion of Series A Preferred Stock
 to Series C Preferred Stock                                                 110,000       1,100
Conversion of Series B Preferred Stock
 to Series C Preferred Stock                        (914,750)     (9,147)    914,750       9,147
Conversion of preferred stock dividends
 payable to Series C Preferred Stock                                          81,980         820
Proceeds from sale of common stock
 including subscriptions of $162,980
 collected subsequent to December 31,
 1992 and net of expenses of $470,000
Common stock issued in lieu of
 compensation and other
Exercise of common stock options
Exercise of common stock warrants
Net income
BALANCE, December 31, 1992                                                 1,106,730      11,067
Dividends on preferred stock
Proceeds from sale of Series D
 Preferred Stock, net of expenses
 of $411,549                                                                                          453,158        4,532
Redemption of Series C Preferred
 Stock                                                                      (118,800)     (1,188)
Common stock to be issued
 for acquisitions
Common stock issued in lieu
 of compensation
Common stock issued in lieu
 of deferred financing fees
Exercise of common stock options
Net income
BALANCE, December 31, 1993                                                   987,930       9,879      453,158        4,532
Preferred stock dividends
Dividend accretion of redeemable put warrant
Exercise of common stock options
 and warrants
Proceeds from sale of Series D
 Preferred Stock                                                                                        3,742           37
Issuances for acquisitions
Proceeds from sale of common stock, net
 of expenses of $371,067
Common stock issued in lieu of
 compensation and conversion of
 Series C Preferred Stock and other                                          (81,000)       (810)
Net income
BALANCE, December 31, 1994                              -      $    -        906,930  $    9,069      456,900   $    4,569
                                                  ==========   =========   =========  ==========   ==========   ==========


                                       See  accompanying  notes to  consolidated
financial statements.





                                                                                                    Obligations
      Series E            Series F                                    Capital in                    to Issue         Total
   Preferred Stock      Preferred Stock           Common Stock         Excess of     Accumulated       Common      Stockholders'
-------------------------------------------------------------------
   Shares      Amount    Shares     Amount     Shares       Amount     Par Value      Deficit          Stock        Equity
--------------------------------------------------------------------------------------------------------------------------

      -      $   -          -     $   -       3,740,732   $  14,963  $ 23,261,185   $ (26,433,629)  $       -      $ (3,148,334)
                                                                                         (334,478)                     (334,478)

                                                                          438,900                                       440,000



                                                                          327,100                                       327,920



                                              1,250,000       5,000     5,775,000                                     5,780,000

                                                 31,985         128       127,558                                       127,686
                                                 53,938         216       110,827                                       111,043
                                                 15,542          62         6,155                                         6,217
                                                                                        2,724,299                     2,724,299
-------------------------------------------------------------------------------------------------------------------------------
                                              5,092,197      20,369    30,046,725     (24,043,808)                    6,034,353
                                                                                         (344,650)                     (344,650)


                                                                        1,736,601                                     1,741,133

                                                                         (384,912)                                     (386,100)

                                                                                                       1,756,500      1,756,500

                                                 49,345         197       228,229                                       228,426

                                                 13,793          55        49,945                                        50,000
                                                 35,000         140        82,460                                        82,600
                                                                                          140,174                       140,174
-------------------------------------------------------------------------------------------------------------------------------
                                              5,190,335      20,761    31,759,048     (24,248,284)     1,756,500      9,302,436
                                                                                         (478,159)                     (478,159)
                                                                                          (24,647)                      (24,647)

                                                 26,061         104        71,320                                        71,424

                                                                           (1,511)                                       (1,474)
   400,000      4,000    700,000     7,000                              4,989,000                                     5,000,000

                                              1,328,700       5,315     4,556,243                                     4,561,558


                                                 83,150         333       114,028                         50,000        163,551
                                                                                        2,285,985                     2,285,985
-------------------------------------------------------------------------------------------------------------------------------
   400,000   $  4,000    700,000  $  7,000    6,628,246   $  26,513  $ 41,488,128   $ (22,465,105)  $  1,806,500   $ 20,880,674
==========   ========   ========  ========   ==========   =========  ============   =============   ============   ============

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES


                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  Years Ended December 31, 1994, 1993 and 1992



                                                                             1994                1993              1992
                                                                            ----------          ----------        -----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                              $    2,285,985   $      140,174   $   2,724,299
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Loss (gain) on restructuring                                                                  150,000      (5,162,576)
    Depreciation and amortization                                              3,702,004        2,562,024       2,447,925
    Provision for doubtful accounts                                              412,617          253,000
    Common stock of subsidiary issued for services                                16,500
    Stock options and common stock issued
     in lieu of compensation and other                                           113,551          278,426         127,686
    Minority interests                                                           128,084           81,928          37,391
    Gain on sale of franchise                                                   (202,033)
    Deferred income taxes                                                       (550,000)
    Amortization of discount on note                                              52,267
    Change in assets and liabilities:
      Accounts receivable                                                     (2,147,159)        (990,468)       (468,931)
      Other current assets                                                      (179,462)         131,664         123,015
      Other assets                                                              (429,835)        (243,689)
      Accounts payable                                                         1,629,214          963,950       1,504,715
      Accrued expenses                                                        (1,707,272)      (1,211,878)       (783,854)
      Advance billings                                                           (66,679)          91,531          21,826
                                                                          --------------   --------------   -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                      3,057,782        2,206,662         571,496
                                                                          --------------   --------------   -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of equipment, net                                                 (3,223,420)      (2,034,760)     (2,014,182)
  Acquisitions of Road and Show South and East                                                   (255,356)
  Acquisition of Access                                                       (3,947,649)
  Long-term deposits                                                                               (1,557)       (296,994)
  Proceeds from restricted investments                                                                            852,698
  Other investments                                                                                               (95,548)
  Deferred registration costs                                                   (182,135)
                                                                          --------------
NET CASH USED IN INVESTING ACTIVITIES                                         (7,353,204)      (2,291,673)     (1,554,026)
                                                                          --------------   --------------   -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayments of notes payable, long-term debt and
   capital lease obligations                                                  (2,409,274)      (1,895,419)     (3,962,571)
  Proceeds from borrowings                                                     2,315,075
  Proceeds from sales of common and preferred stock                            4,631,509        1,823,733       5,734,280
  Redemption of preferred stock                                                                  (386,100)
  Preferred stock dividends paid                                                (478,159)        (344,650)        (88,538)
                                                                          --------------   --------------   -------------
NET CASH PROVIDED BY (USED IN)
 FINANCING ACTIVITIES                                                          4,059,151         (802,436)      1,683,171
                                                                          --------------   --------------   -------------

NET INCREASE (DECREASE) IN CASH                                                 (236,271)        (887,447)        700,641

CASH, beginning of year                                                          408,533        1,295,980         595,339
                                                                          --------------   --------------   -------------

CASH, end of year                                                         $      172,262   $      408,533   $   1,295,980
                                                                          ==============   ==============   =============

                                       See  accompanying  notes to  consolidated
financial statements.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                  Years Ended December 31, 1994, 1993 and 1992



                                                                                 1994           1993              1992
                                                                          ----------------     ----------        -----

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION, cash paid during the year for interest                      $      441,272   $      386,134   $     401,208
                                                                          ==============   ==============   =============


SUPPLEMENTAL DISCLOSURES OF NONCASH
 INVESTING AND FINANCING ACTIVITIES:
  Conversion of accrued expenses to note payable
   in connection with litigation settlement                               $        -       $      460,478   $      -
                                                                          ==============   ==============   ============

  Obligations to issue common stock in connection
   with acquisitions                                                      $       50,000   $    1,756,500   $      -
                                                                          ==============   ==============   ============

  Conversion of accounts payable to long-term debt                        $        -       $        -       $   3,288,236
                                                                          ==============   ==============   =============

  Conversion of preferred stock dividends payable
   to Series C Preferred Stock                                            $        -       $        -       $     327,920
                                                                          ==============   ==============   =============

  Issuance of preferred stock in connection with acquisition              $    5,000,000   $        -       $      -
                                                                          ==============   ==============   ============

  Redeemable put warrant issued in connection with
   bank financing                                                         $      358,401   $        -       $      -    _
                                                                          ==============   ==============   ============

  Capital lease obligation incurred for lease of new equipment            $       63,589   $        -       $      -    _
                                                                          ==============   ==============   ============

  Dividend accretion on redeemable put warrant                            $       24,647   $        -       $      -    _
                                                                          ==============   ==============   ============

  Costs of intangible assets included in accounts payable                 $      202,985   $        -       $      -    _
                                                                          ==============   ==============   ============

  Note received for sale of franchise                                     $      202,033   $        -       $      -    _
                                                                          ==============   ==============   ============

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 1 -      BUSINESS AND ORGANIZATION:

              The Company is in the shared tenant services (STS) and facilities management services (FMS) industry, providing telecommunications and office automation services and equipment to tenants of office buildings. One of the Company's subsidiaries, Shared Technologies Cellular, Inc. (STC), is a provider of short-term portable cellular telephone services.

              The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned and majority-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated.

NOTE 2 -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

              REVENUE RECOGNITION - Revenues are recognized as services are performed. The Company bills customers monthly in advance for equipment rentals and local telephone access service and defers recognition of these revenues until the service is provided. Enhanced office service revenues (included in both STS and FMS revenues), which consists primarily of product and equipment sales, is recognized at the time of shipment.

              CASH - The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not subject to any significant credit risk on cash.

              EQUIPMENT  -  Equipment  is  stated  at  cost.   Depreciation  and
              amortization is provided using the straight-line method over the following estimated useful lives:

                  Telecommunications equipment                         8 years
                  Office and data processing equipment                 3-8 years

              Effective January 1, 1992, the Company prospectively changed the estimated depreciable life of telecommunications equipment purchased prior to January 1, 1991 from five to eight years. The change resulted in approximately $933,000 ($.23 per common share) less depreciation expense for the year ended December 31, 1992 than would have been recorded using the previous estimated depreciable life of five years. Excluding the impact of this change, the loss before extraordinary item per common share for 1992 would have been $.56.

              Major renewals and betterments are capitalized. The cost of maintenance and repairs which do not materially prolong the useful life of the assets are charged to expense as incurred.

              Rent - Certain leases require escalating base rents or provide for rent abatements for a period of time. The Company is expensing the rents on a straight-line basis over the terms of the leases.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

              INTANGIBLE ASSETS:

              Goodwill - Goodwill represents the excess of the purchase prices over the fair values of the net assets of businesses acquired. The Company monitors the profitability of the acquired businesses to assess whether any impairment of recorded goodwill has occurred. Goodwill is amortized over periods ranging from 5 years to 40 years.

              Deferred Startup Costs - Costs relating to the startup of operations in certain new locations have been deferred and amortized over one to two years upon commencement of the related operations.

              Software Development Costs - In connection with its cellular subsidiary (SafeCall) operations, the Company has incurred certain software development costs relating to the "privacy network" and are amortized over 5 years starting with the implementation of the related software.

              Other Intangible Assets - Other intangible assets are being amortized over 5 years.

              Deferred Registration Costs - The Company has deferred legal fees, other fees and costs incurred in connection with a proposed public offering of a subsidiary. These costs will be charged to capital in excess of par value upon completion of the offering, otherwise the costs will be charged to operations. At December 31, 1994, approximately $182,000 of these costs are included in other assets.

              INCOME TAXES - Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standards (SFAS No. 109),
              "Accounting for Income Taxes", which requires an asset and liability approach to financial reporting for income taxes. Deferred income tax assets and liabilities are computed annually for differences between financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to effect taxable income. Valuation allowances are established, when necessary, to reduce the deferred income tax assets to the amount expected to be realized. Prior to adopting SFAS No. 109, the Company accounted for income taxes using the deferral method as required by Accounting Principles Board Opinion No. 11. The adoption of SFAS 109 had no material impact on the Company's financial statements since the Company fully reserved for the tax benefits flowing from its net operating losses (Note 13).

              INCOME (LOSS) PER COMMON SHARE - Primary income (loss) per common share is computed by deducting preferred stock dividends from net income in order to determine net income applicable to common stock, which is then divided by the weighted average number of common shares outstanding including the effect of options, warrants and obligations to issue common stock, if dilutive.

              Fully diluted income (loss) per common share is computed by dividing net income applicable to common stock by the weighted average number of common and common equivalent shares and the effect of preferred stock conversions, if dilutive. Fully diluted income (loss) per common share is substantially the same as primary income (loss) per common share for the years ended December 31, 1994, 1993 and 1992.

              RECLASSIFICATIONS - Certain reclassifications to prior years financial statements were made in order to conform to the 1994 presentation.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 3 -      RESTRUCTURING:

              During 1992, the Company completed a restructuring which resulted in recording a gain of $5,162,000 before related expenses of $1,361,000 and income taxes of $45,000. As a result of the restructuring, approximately $900,000 of vendor payables and
              $1,500,000  of  capital  lease   obligations   were  forgiven  and
              $3,300,000 of vendor payables were converted into three year non-interest bearing notes payable (Note 7). Additionally, an agreement was entered into with the Federal Deposit Insurance Corporation (FDIC), as receiver for the Company's principal lender, whereby the Company paid off its term and revolving credit loans for $2,450,000 and recognized a gain of approximately $2,700,000. Had interest been accrued, the gain on restructuring and interest expense would have each increased by approximately $440,000. In connection with settling his guarantee of these obligations, the Company's president issued to the FDIC a non-interest bearing promissory note for $675,000 due in 1997 and pledged 100,000 shares of his common stock and his options to purchase 25,000 shares of common stock of the Company as collateral.

              As of December 31, 1993, the Company was negotiating the settlement of a $600,000 promissory note (Note 7), which was settled in 1994 by issuance of a $750,000 promissory note. Accordingly, for the year ended December 31, 1993, the Company recorded, as an extraordinary item, an expense of $150,000 in connection with the completion of the restructuring.

              In connection with the restructuring, the Company sold common stock, resulting in net proceeds of approximately $5,780,000 (which included $163,000 of subscriptions receivable as of December 31, 1992) and entered into agreements with Series A and B Preferred stockholders to convert their holdings, including $327,920 of accrued dividends related thereto, into Series C Preferred Stock.

NOTE 4 -      ACQUISITIONS:

              In December and October 1993, the Company commenced management of, and subsequently acquired certain assets and assumed certain liabilities of Road and Show South, Ltd. (South) and Road and Show Cellular East, Inc. (East), respectively. The purchase price for South was $1,261,611, of which $46,111 was paid in cash and the balance through the issuance of 221,000 shares of the Company's common stock valued at $1,215,500. The purchase price for East was $750,245, of which $209,245 was paid in cash and the balance through the issuance, upon demand, of 108,200 shares of the Company's common stock valued at $541,000. The number of shares of common stock related to these acquisitions was adjusted on December 1, 1994 based on the price of the Company's common stock at that date, for which an aggregate of 64,966 additional shares will be issued. As of December 31, 1994, no shares of common stock had been issued for the East acquisition. The shares in connection with the South acquisition have been issued, but have not been delivered pending the outcome of certain claims against, and by, the former owners of South (Note 16).

              In June 1994, the Company acquired all of the partnership interests in Access Telecommunication Group, L.P. and Access Telemanagement, Inc. (collectively Access). The purchase price was $9,252,031, of which $4,252,031 was paid in cash and the balance through the issuance of 400,000 shares of Series E Preferred Stock valued at $3.75 per share and 700,000 shares of Series F Preferred Stock valued at $5.00 per share.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 4 -      ACQUISITIONS (CONTINUED):

              The acquisitions were accounted for as purchases, and the purchase prices were allocated on the basis of the relative fair market values of the net assets.

              The excess of costs over fair value of the net assets acquired is recorded as goodwill (aggregating approximately $10,289,000) in the accompanying consolidated financial statements. Amortization of goodwill approximated $181,000 and $15,000 in 1994 and 1993, respectively.

              Additional payments may be required for the East acquisition based upon the attainment of certain future revenues of the Company and will be charged to goodwill when they become earned.

              The following unaudited pro forma statements of operations for 1994 and 1993 give effect to the acquisitions, as if they occurred on January 1 in each year:

                                                                                       1994                      1993
                                                                                     ----------                --------

                   Revenues                                                      $     54,547,694          $    47,479,720
                   Cost of revenues                                                    32,612,238               30,774,241
                                                                                 ----------------          ---------------
                   Gross margin                                                        21,935,456               16,705,479
                   Selling, general and administrative expenses                        19,573,151               16,846,048
                                                                                 ----------------          ---------------
                   Operating income (loss)                                              2,362,305                 (140,569)
                   Other expense, net                                                    (459,378)                (572,072)
                                                                                 ----------------          ---------------
                   Income (loss) before income tax credit and
                    extraordinary item                                                  1,902,927                 (712,641)
                   Income tax credit                                                      550,000
                                                                                 ----------------
                   Income (loss) before extraordinary item                              2,452,927                 (712,641)
                   Extraordinary item                                                                             (150,000)
                                                                                 ----------------          ---------------
                   Net income (loss)                                                    2,452,927                 (862,641)
                   Preferred stock dividends                                             (538,159)                (464,650)
                                                                                 ----------------          ---------------

                   Net income (loss) applicable to common stock                  $      1,914,768          $    (1,327,291)
                                                                                 ================          ===============

                   Net income (loss) per common share:
                     Income (loss) before extraordinary item                     $           .25           $          (.21)
                     Extraordinary item                                                                               (.03)
                                                                                 ----------------          ---------------

                     Net income (loss)                                           $           .25           $          (.24)
                                                                                 ===============           ===============

                   Weighted average number of common
                    shares outstanding                                                  7,753,409                5,526,492
                                                                                 ================          ===============

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 5 -      INTANGIBLE ASSETS:

              Intangible assets consist of the following at December 31, 1994 and 1993:

                                                                                     1994                  1993
                                                                                 ------------          ----------

                   Goodwill                                                      $   11,185,606   $     2,307,692
                   Deferred startup costs                                               491,246           172,689
                   Software development costs                                           186,334            68,000
                   Other                                                                198,129           175,756
                                                                                 --------------   ---------------
                                                                                     12,061,315         2,724,137
                   Accumulated amortization                                             863,428           376,179
                                                                                 --------------   ---------------
                                                                                 $   11,197,887   $     2,347,958
                                                                                 ==============   ===============

NOTE 6 -      ACCRUED EXPENSES:

              Accrued expenses at December 31, 1994 and 1993 consist of the following:

                                                                                     1994                1993
                                                                                 ------------           -----

                   State sales and excise taxes                                  $      861,406   $     1,194,746
                   Deferred lease obligations                                           149,986           153,805
                   Compensation                                                         416,773            76,787
                   Property taxes                                                       140,102            72,443
                   Concession fees                                                      101,835            64,754
                   Other                                                                711,634           506,236
                                                                                 --------------   ---------------
                                                                                 $    2,381,736   $     2,068,771
                                                                                 ==============   ===============

NOTE 7 -      LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS:

              Long-term debt and capital lease obligations at December 31, 1994 and 1993 consist of the following:

                                                                                    1994               1993
                                                                                 ------------         -----
                   Revolving $4,000,000 credit line, due in monthly installments of approximately  $36,500  commencing March 1995 and bearing interest at 2% above prime rate (10.5% at
                    December 31, 1994) (Note 8)                                  $    1,008,939   $     -

                   Initial term loan, due in quarterly  installments  of $50,000 commencing November 24, 1994, with final payment of $700,000 due May 1996 and bearing
                    interest at 2% above prime rate                                     950,000


                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 7 -      LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS (CONTINUED):

                                                                                       1994                1993
                                                                                      ----------          -----

                    Notes payable to vendors, non-interest bearing
                    due in aggregate quarterly installments of
                    approximately $249,000 through June 1995                            497,595         1,615,490

                   Promissory note payable in semi-annual
                    installments through May 31, 1996 and
                    bearing interest at 10% per annum (see below)                       268,300           750,000

                   Promissory note,  $550,000 original face amount discounted at
                    7.75%, payable in quarterly  installments of $25,000 through
                    March  31,  1999,  collateralized  by  commitment  to  issue
                    106,250 shares of
                    Series C Preferred Stock                                            359,193           428,003

                   Promissory note, $450,000 original face amount,  non-interest
                    bearing,   payable  in  quarterly  installments  of  $16,071
                    through
                    June 30, 1999                                                       289,068           353,353

                   Capital lease obligations, collateralized
                    by related telecommunications and data
                    processing equipment and all of the assets
                    acquired from Access (Note 4)                                     1,353,671           572,461
                                                                                 --------------   ---------------
                                                                                      4,726,766         3,719,307
                   Less current portion                                               1,840,401         1,941,876
                                                                                 --------------   ---------------

                                                                                 $    2,886,365   $     1,777,431
                                                                                 ==============   ===============

              In connection with the Company's 1992 restructuring (Note 3), approximately $3,300,000 of vendor payables were converted to non-interest bearing notes payable. As part of the restructuring, the Company also renegotiated the terms of a $450,000 promissory note. Prior to the restructuring, the note provided for interest at the prime rate plus 1% and was due in 1990. As of December 31, 1992, the Company was negotiating the settlement of a $600,000 promissory note, which was subsequently settled for a $750,000 promissory note, with interest at 10% per annum. In connection with the restructuring, approximately $1,500,000 of capital lease obligations was forgiven. As of December 31, 1992, one settlement requiring a cash payment of $588,000 had not been completed. A payment of $588,000 plus penalties and interest of $50,000 was made in 1993.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 7 -      LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS (CONTINUED):

              In May 1994, the Company entered into a $5,000,000 financing agreement with a bank. The agreement provides for a revolving credit line for a maximum, as defined, of $4,000,000 to be used for expansion in the shared tenant services business. Aggregate drawings on the line convert semi-annually, through May 1996, to three year term loans. In addition, the agreement provides for a $1,000,000 term loan. The loans are collateralized by certain assets of the Company. The agreement provides for, among other things, the Company to maintain certain financial covenants. As of December 31, 1994, the Company was in violation of certain of these covenants and on March 31, 1995 received a waiver of those covenants for the year ended December 31, 1994.

              Scheduled aggregate payments on long-term debt and capital lease obligations are as follows:

                                                                                                   Capital Lease
                  Year ending December 31:                                   Long-Term Debt         Obligations

                          1995                                               $     1,343,645      $      596,262
                          1996                                                     1,279,796             413,471
                          1997                                                       499,663             332,947
                          1998                                                       193,540             190,299
                          1999                                                        56,451              28,278
                                                                             ---------------      --------------

                                                                             $     3,373,095           1,561,257
                                                                             ===============
                  Less amount representing interest                                                      207,586
                  Present value of future payments,
                   including current portion of $496,756                                          $    1,353,671
                                                                                                  ==============

              Telecommunications and data processing equipment includes assets acquired under capital leases with a net book value of approximately $1,534,000 and $514,000 as of December 31, 1994 and 1993, respectively.

NOTE 8 -      REDEEMABLE PUT WARRANT:

              In connection with the bank financing agreement, the Company issued the bank a redeemable put warrant for a number of common shares equal to 2.25% of the Company's outstanding common stock, subject to anti-dilution adjustments. The warrant is redeemable at the Company's option prior to May 1996, and at the bank's option at any time after May 1997. As defined in the agreement, the Company has guaranteed the bank a minimum of $500,000 upon redemption of the warrant, and therefore, has valued the warrant at the present value of the minimum guarantee discounted at 11.25%. The discount is being amortized on a straight-line basis over four years.

NOTE 9 -      STOCKHOLDERS' EQUITY:

              The Company is authorized to issue 10,000,000 shares of preferred stock, issuable from time to time in one or more series with such rights, preferences, privileges and restrictions as determined by the directors. In 1994, the Company increased its authorized number of shares of common stock to 20,000,000.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 9 -      STOCKHOLDERS' EQUITY (CONTINUED):

              On August 28, 1992, the Board of Directors approved a one-for-four reverse stock split of common stock and the par value of common stock was increased from $.001 to $.004 per share. The applicable number of common share and per common share information herein have been retroactively restated to reflect the effect of the reverse split.

              In September 1992, the Company completed a private placement to sell to certain investors 1,250,000 shares of its common stock at $5 per share. The Company received $5,780,000, net of underwriters' commissions of $470,000 and including subscriptions totalling $162,980 collected subsequent to December 31, 1992. A commission of $446,750 was paid to a firm, one of whose principals is a director and stockholder of the Company.

              In connection with the 1992 restructuring (Note 3), all Series A and B Preferred Stock, including $327,920 of accrued dividends, were converted into Series C Preferred Stock. At that time, Series A and Series B Preferred Stock were eliminated. Series C Preferred Stock is entitled to a liquidation value of $4 per share and dividends of $.32 per share per annum payable quarterly in arrears, and the shares are non-voting. These shares are convertible into common stock, at the holder's option, on a one share of common stock for two shares of Series C Preferred Stock basis, at any time, subject to certain anti-dilution protection for the Preferred Stockholders. At the Company's option, the Series C Preferred Stock is redeemable, in whole or in part, at any time after June 30, 1993, at $6 per share plus all accrued dividends.

              In December 1993, the Company commenced a private placement to sell to certain investors units consisting of one share of Series D Preferred Stock and one warrant to purchase one share of common stock. As of December 31, 1994, the Company had sold 456,900 units for net proceeds of $1,739,659, after deducting expenses of $430,616. Series D Preferred Stock is entitled to dividends of 5% per annum payable quarterly and may be redeemed for $7 per share, plus all accrued dividends, at the option of the Company. The shares are non-voting and are convertible into shares of the Company's common stock on a one-for-one basis at the holder's option. The shares rank senior to all shares of the Company's common stock and junior to Series C Preferred Stock. The common stock purchase warrants are exercisable at a per share price of $5.75. In connection with the offering, the investment banking firm received warrants to purchase 15,600 shares of the Company's common stock at an exercise price of $5.75 per share. The Company has the right to require the holder to exercise the warrants, and if not exercised, they will expire in the event that the Company's common stock trades at or above $8.50 per share. As of December 31, 1994, no warrants had been exercised.

              In May and June 1994, the Company sold, through a private placement to certain investors, 1,328,700 shares of common stock and an equal number of warrants, for net proceeds of $4,511,558, after deducting expenses of $371,067. The warrants are exercisable prior to June 26, 1999 at a per share price of $4.25, subject to certain anti-dilution protection. As of December 31, 1994, no warrants had been exercised. The proceeds from this offering were used for the Access acquisition (Note 4).

              In June 1994, the Company issued 400,000 shares of Series E Preferred Stock, $.01 par value, and 700,000 shares of Series F
              Preferred Stock, $.01 par value, in connection with the Access acquisition.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE  9 -      STOCKHOLDERS' EQUITY (CONTINUED):

               Series E Preferred Stock is entitled to a liquidation value of $3.75 per share and dividends of $.30 per share per annum, payable cumulatively in the form of cash or the Company's common stock, and the shares are non-voting. The shares rank senior to common stock, junior to Series C Preferred Stock and on par with Series F Preferred Stock. The Series E Preferred Stock previously issued was converted into 400,000 shares of common stock in January 1995. In addition, upon conversion, the holders received warrants, which expire on December 31, 1999, to purchase 175,000 shares of common stock, at an exercise price of $4.25 per share, subject to certain anti-dilutive provisions.

               Series F Preferred Stock is entitled to a liquidation value of $5.00 per share and no dividends. The shares are senior to common stock and junior to Series C Preferred Stock. These shares are convertible on July 1, 1995 into common stock at the liquidation value, as adjusted and defined, and subject to certain anti-dilution adjustments.

               Additionally, the Company issued warrants to the sellers of Access to purchase 225,000 shares of the Company's common stock at an exercise price of $4.25 per share, subject to certain anti-dilution adjustments.

               The following table summarizes the number of common shares reserved for issuance as of December 31, 1994. There were no preferred shares reserved for issuance as of December 31, 1994.

                   Common stock purchase warrants                     2,935,223
                   Preferred stock                                    2,134,504
                                                                      5,069,727

NOTE 10 -      RESTATEMENT OF 1993 FINANCIAL STATEMENTS:

               The Company has restated its 1993 consolidated financial statements to reflect the write-off of certain startup costs of approximately $120,000, previously capitalized, relating to certain cellular telephone operations.

                    Income before extraordinary item:
                      As previously reported                                                        $     410,221
                      As adjusted                                                                         290,174
                    Net income:
                      As previously reported                                                              260,221
                      As adjusted                                                                         140,174
                    Net income  (loss) per  common  share  before  extraordinary item:
                      As previously reported                                                                  .01
                      As adjusted                                                                            (.01)
                    Net loss per common share:
                      As previously reported                                                                 (.02)
                      As adjusted                                                                            (.04)
                    Accumulated deficit:
                      As previously reported                                                           24,128,237
                      As adjusted                                                                      24,248,284


                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 11 -      STOCK OPTION PLANS:

               The Company has non-qualified stock option plans which provide for the grant of common stock options to officers, directors, employees and certain advisors and consultants at the discretion of the Board of Directors (Committee). All options granted are exercisable at a minimum price equal to the fair market value of the Company's common stock at the date of grant, and are exercisable in accordance with vesting schedules set individually by the Committee. As of December 31, 1994, as amended on April 11, 1995, 1,157,146 shares of common stock are reserved for options, including options exercised to date, and the term of the options granted is from five to ten years. The April 11, 1995 amendment is awaiting stockholder approval. The activity in the plans was as follows:

                                                                                   Exercise Price Per Share
                                                                        Number of                               Weighted
                                                                        Options               Range             Average

                  Balance outstanding, January 1, 1992                    368,187       $    1.72-24.50         $    4.08
                    Granted                                                61,375            5.00                    5.00
                    Expired                                               (21,583)           2.84-24.50             17.09
                    Exercised                                             (53,938)           1.72- 2.84              2.06
                                                                     ------------

                  Balance outstanding, December 31, 1992                  354,041            1.72-12.00              3.77
                    Granted                                               173,500            4.00- 5.50              5.32
                    Expired                                               (28,780)           2.84-12.00             10.19
                    Exercised                                             (35,000)           1.72- 2.84              2.36
                                                                     ------------

                  Balance outstanding, December 31, 1993                  463,761            1.72-11.00              4.06
                    Granted                                               317,000            3.25-4.50               3.60
                    Expired                                               (59,062)           4.00-5.50               5.43
                    Exercised                                             (25,000)           2.84                    2.84
                                                                     ------------       ---------------             -----

                  Balance outstanding, December 31, 1994                  696,699       $    1.72-11.00         $    3.78
                                                                     ============       ===============         =========

               At December 31, 1994, options to purchase 314,695 shares of common stock were exercisable.

            In September 1994, the Board of Directors adopted the 1994 Director Option Plan (the Director Plan) pursuant to which 250,000 shares of common stock are reserved for issuance upon the exercise of options to be granted to non-employee directors of the Company. Under the Director Plan, an eligible director will automatically receive non-statutory options to purchase 15,000 shares of common stock at an exercise price equal to the fair market value of such shares at the date of the grant. Each option shall vest over a three year period, but generally may not be exercised more than 90 days after the date an optionee ceases to serve as a director of the Company, and expires after ten years from date of grant. As of December 31, 1994, options to purchase 105,000 shares of common stock have been granted at an exercise price of $4.38. The Plan is awaiting stockholder approval.

               SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 12 -      RETIREMENT AND SAVINGS PLAN:

               On March 3, 1989, the Company adopted the Shared Technologies Inc. Savings and Retirement Plan (the Plan). The Plan covers substantially all of the Company's employees and the Company is applying for compliance with section 401(k) of the Internal Revenue Code. Participants in the Plan may elect to make contributions up to a maximum of 20% of their compensation. For each participant, the Company will make a matching contribution of one-half of the participant's before and after tax contributions up to 5% of the participant's compensation. Matching contributions may be made in the form of the Company's common stock. Participants vest in the matching contributions at the rate of 33% per year. The Company's expense relating to the matching contributions was approximately $163,000, $116,000 and $51,000 for 1994, 1993 and 1992, respectively.

NOTE 13 -      INCOME TAXES:

               For 1992, the Company recorded a provision for minimum federal and state income taxes of $45,000, after the benefit of utilizing net operating loss (NOL) carryforwards of approximately $3,000,000. At December 31, 1994, the Company's NOL carryforward for federal income tax return purposes is approximately $22,700,000 expiring between 2001 and 2007. NOL's available for state income tax purposes are less than those for federal purposes and generally expire earlier than the federal NOL's. Limitations will apply to the use of NOL's in the event certain changes in Company ownership occur in the future.

               For the years ended December 31, 1994 and 1993, taxes computed at the statutory federal rate differ from the Company's effective rate due primarily to the availability of NOL's.

               The components of deferred income tax assets (liabilities) as of December 31, 1994 and 1993 are as follows (in thousands):

                                                                                             1994        1993

                    Tax effect of net operating loss carryforwards                       $    9,011  $    9,789
                    Financial reserves not yet tax deductible                                   233         130
                    Equipment                                                                (1,200)     (1,114)
                    Goodwill                                                                   (107)
                                                                                         ----------
                    Deferred income tax asset                                                 7,937       8,805
                    Valuation allowance                                                      (7,387)     (8,805)
                                                                                         ----------  ----------

                    Net deferred tax asset                                               $      550  $    -
                                                                                         ==========  ==========

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 13 -      INCOME TAXES (CONTINUED):

               At December 31, 1994, the Company's net operating losses of $22,700,000 are included in the gross deferred income tax asset of $7,937,000, of which $550,000 was recorded as a deferred tax asset, and the balance reserved through a valuation allowance of $7,387,000.

               SFAS No. 109, requires that the Company record a valuation allowance when it is "more likely than not that some portion or all of the deferred tax asset will not be realized". The ultimate realization of this deferred tax asset depends on the ability to generate sufficient taxable income in the future. The Company has undergone substantial restructuring resulting in a lower and more competitive cost structure. While management believes that the total deferred tax asset will be fully realized by future operating results together with tax planning opportunities, the losses in recent years and a desire to be conservative make it appropriate to record a valuation allowance.

NOTE 14 -      COMMITMENTS AND CONTINGENCIES:

               Contingencies - The Company had been the provider of telecommunications services at the Jacob K. Javits Convention Center (the Center) in New York City. Effective January 1, 1992, as a result of a contractual dispute with the New York Convention Center Operating Corporation (CCOC), the Company no longer provided services at the Center. A claim for approximately $5,400,000 was filed against the Company by CCOC for damages. In November 1993, the litigation with CCOC was settled and provided for the Company to pay $25,000 and issue a $550,000 note payable over five years, with no interest. The present value of the note was accrued by the Company (Note 7).

               While providing services at the Center, the Company licensed the right to provide certain public pay telephone services at the Center to Tel-A-Booth Communications, Ltd. (Tel-A-Booth). Tel-A-Booth has filed a claim against the Company which seeks $10,000,000 in damages including $1,400,000 for equipment purchased, for which no amounts have been provided in the accompanying consolidated financial statements.

               Discovery was completed in early 1995 and revealed certain inconsistencies in plaintiff's claims, which cast in doubt the bona fides of plaintiff's demand for $10 million on each of its claims against the Company. Of the $10 million in claimed damages, all but $1.4 million represents plaintiff's estimation of lost profits as a result of the Company's alleged breach of contract. The remaining $1.4 million represents the cost of the 400 telephones which plaintiff purportedly purchased for installation at The Center, pursuant to the contract, but which were ultimately not installed.

               Furthermore, the Company has asserted that the pertinent contract between plaintiff and the Company bars plaintiff's recovery of lost profits. More specifically, the contract provides that "[n] either party hereto shall be liable, directly or through any indemnification provision herein, for consequential (including lost profits) or indirect damages arising in any way out of this Agreement." Although plaintiff has argued that the language surrounding this clause limits its application to claims brought by third parties and thus the clause was not intended to limit damage claims between plaintiff and the Company, management believes this is a further defense to the claim.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14 -      COMMITMENTS AND CONTINGENCIES (CONTINUED):

               With  respect to the $1.4 million  damage  claim,  discovery  has revealed  that  plaintiff  borrowed  this  entire  amount  from a private lender, using the telephones to be purchased as collateral. Subsequent to plaintiff's termination at The Center, the lender took possession of the collateral (which was then sold) and forgave the entire indebtedness in exchange. Arguably, plaintiff suffered no direct damage from the alleged breach of contract since plaintiff was restored to its initial position following this transaction.

               While any litigation contains an element of uncertainty, management is of the opinion -based on the current status of the claim - that the ultimate resolution of this matter should not have a material adverse effect upon either results of operations, cash flows or financial position of the Company.

               The Company's sales and use tax returns in certain jurisdictions are currently under examination. Management believes these examinations will not result in a material change from liabilities provided.

               STC is a party to an employment claim which arose prior to STC's acquisition of South. STC is seeking indemnification from South (Note 16).

               In addition to the above matters, the Company is a party to various legal actions, the outcome of which, in the opinion of management, will not have a material adverse effect on the Company's financial condition and results of operations.

               In November 1994, a subsidiary signed a letter of intent with an investment banking firm for the purpose of underwriting an initial public offering. If the public offering is successful and depending on the number of shares sold, the Company's investment in the subsidiary would be reduced from approximately 85% to approximately 60%.

               Commitments - The Company has entered into operating leases for the use of office facilities and equipment, which expire through October 2004. Certain of the leases are subject to escalations for increases in real estate taxes and other operating expenses. Rent expense amounted to approximately $1,856,000, $1,700,000 and $1,676,000 for the years ended December 31, 1994, 1993 and 1992, respectively.

               Aggregate approximate future minimum rental payments under these operating leases are as follows:

                    Year ending December 31:

                            1995                                  $   1,863,000
                            1996                                      1,483,000
                            1997                                      1,150,000
                            1998                                        988,000
                            1999                                        815,000
                    Thereafter                                        1,178,000
                                                                  $   7,477,000

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




NOTE 14 -      COMMITMENTS AND CONTINGENCIES (CONTINUED):

               In January 1994, the Company entered into a consulting agreement for financial and marketing services, which expires in November 1996. The agreement provides for the following compensation; $30,000 upon signing, $3,000 per month retainer, and $150,000 upon the attainment of a specific financial ratio, which as of December 31, 1994 had not been attained. In addition, the consultant was issued a three year warrant to purchase 300,000 shares of the Company's common stock at a purchase price of $5.75 and a five year warrant to purchase 250,000 shares of the Company's common stock at a purchase price of $7.00 per share. The consultant may not compete with the Company during the term of this agreement and for two years thereafter.

               The consultant, through its affiliate, acquired from the Company approximately 1.5% (31,381 shares) of STC's common stock at a price of $.08 per share.

               In connection with the acquisition of East, STC entered into a three year consulting agreement, providing that during the first two years of the agreement the former owner is to be paid an annual consulting fee equal to 3% of STC's total cellular telephone rental revenues in excess of $4,000,000. In addition, an annual bonus of $100,000 is payable if total cellular telephone rental revenues exceed $5,000,000 per annum. The former owner may not engage in any business competing with STC, within a certain geographical area. For the year ended December 31, 1994, approximately $203,000 of fees relating to this agreement were incurred.

               In February 1994, the Company entered into a consulting agreement with a company controlled by the founder of Road and Show. The agreement, which was amended effective September 1, 1994 and expires December 31, 1996, provides for compensation of $205,000 and $200,000 for 1995 and 1996, respectively. In addition, the original agreement provided for the issuance of 31,381 shares of STC common stock, with a value ascribed thereto of $2,500 ($.08 per share). During the term of the agreement and for two years thereafter, the consultant may not compete with STC in the business of renting cellular telephones anywhere in the United States, Mexico and Canada. The consultant also received options to purchase 31,381 shares of STC's common stock at an exercise price, as amended, of $3.675 per share, pursuant to STC's stock option plan.

               In connection with the Access acquisition, the Company has entered into two employment agreements with former owners of Access. Each agreement is for three years expiring in June 1997. If terminated without cause, the Company shall pay all compensation due under the agreements for the lesser of eighteen months or the time remaining in the initial term. Aggregate minimum payments under the agreements during the years ending December 31, 1995, 1996 and 1997 are $330,000, $342,500 and
               $175,000, respectively.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 15 -      RELATED PARTY TRANSACTIONS:

               In 1992, the Company issued 12,500 shares of common stock to a Board of Directors member and former shareholder of a Company acquired (BTC). The shares were issued since the Company was unable to obtain the release of his guarantee of certain BTC obligations in connection with the 1992 restructuring (Note 3). The Company has also agreed to indemnify the individual for any future amounts incurred by him related to his guarantee. The fair value of the shares issued was recorded as an expense in 1992.

               As of December 31, 1993, approximately $288,000 had been paid for life insurance premiums made on behalf of the Company's president, which was to be repaid from the proceeds of a $2,500,000 face value life insurance policy which was owned by the president. In January 1994, the beneficiary on the policy was changed to the Company in order to reduce the premium payments required by the Company. As of December 31, 1994, the amount due to the Company for premiums paid exceeded the cash surrender value of the policy by approximately $135,000. Accordingly, the President has agreed to reimburse the Company for this amount.
               The receivable and cash surrender value are reflected in other assets in the accompanying consolidated balance sheets.

NOTE 16 -      SUBSEQUENT EVENTS:

               During January 1995, the Company commenced a private placement to sell to a certain investor 300,000 shares of common stock at $4.25 per share, pursuant to Regulation S of the Securities Act of 1933. In connection with this transaction, the underwriter received a commission of $120,000 and a five year common stock purchase warrant to acquire 30,000 shares of the Company's common stock for $5.00 per share.

               On January 17, 1995, STC filed a complaint against South (which includes its affiliates). The complaint alleges that the failure by South to disclose a certain claim constituted a breach of the asset purchase agreement. STC seeks damages and a declaratory judgement that the payment in the Company's common stock to South, pursuant to the agreement, should be reduced by the amount of any damages caused to the Company by such breach. In addition, the Company seeks indemnification from South, including requiring South to defend the Company from and against such claim.

               On January 27, 1995, South commenced an action against STC alleging, among other things, that STC's failure to deliver to South the Company's common stock under the asset purchase agreement constituted a breach of contract and fraud. South is seeking unspecified actual and punitive damages of not less than $10,000,000. STC sought a stay of this action and is considering depositing the Company's common stock with the Court. Although it has not received an opinion of counsel with regard to this matter, STC believes it has meritorious defenses to this action. In the event of an adverse outcome in this action, the Company does not believe that damages payable would be material unless the market value of the Company's common stock materially decreases prior to delivery thereof.

                    FAIRCHILD INDUSTRIES, INC. AND SUBSIDIARY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                                               Page

         Report of Arthur Andersen LLP, Independent Public Accountants.......................    F-38

         Consolidated Balance Sheets as of June 30, 1995 and 1994
              and October 1, 1995 (unaudited)................................................    F-39

         Consolidated Statements of Income for the Years Ended June 30, 1995 and
              1994 and the three months ended
              October 1, 1995 and October 2, 1994 (unaudited)................................    F-41

         Consolidated  Statements  of  Changes in  Stockholders'  Equity for the
              Years Ended June 30, 1995 and 1994 and the three months
              ended October 1, 1995 (unaudited)..............................................    F-42

         Consolidated Statements of Cash Flows for the Years Ended June 30, 1995
              and 1994 and the three months ended
              October 1, 1995 and October 2, 1994 (unaudited)................................    F-43

         Notes to Consolidated Financial Statements .........................................    F-44


                    Report of Independent Public Accountants



To Fairchild Industries, Inc.:

We have audited the accompanying consolidated balance sheets of Fairchild Industries, Inc. (a Delaware Corporation) as of June 30, 1995 and 1994, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the years ended June 30, 1995, 1994 and 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fairchild Industries, Inc. as of June 30, 1995 and 1994, and the results of its operations and its cash flows for the years ended June 30, 1995, 1994 and 1993, in conformity with generally accepted accounting principles.


                                                   ARTHUR ANDERSEN LLP
                                                   /s/ Arthur Andersen LLP
Washington, D.C.,
November 28, 1995

                           Fairchild Industries, Inc.


                           Consolidated Balance Sheets
                                 (In thousands)


                                     Assets

                                                                           October 1,           June 30,
                                                                               1995          1995        1994
                                                                          (unaudited)

Current assets:
     Cash and cash equivalents                                             $  -           $    1,469   $       64
     Billed accounts receivable - trade, net of allowances of $383,
       $254 and $204                                                        16,795        14,429            6,369
     Unbilled accounts receivable                                            6,241         6,218            3,487
     Inventories                                                               869         1,246              -
     Prepaid and other current assets                                        1,904         2,283            1,326
     Net current assets of operations transferred to RHI                    53,391        56,876           25,760
                  Total current assets                                      79,200        82,521           37,006


Property, plant and equipment, at cost:
     Buildings and improvements                                              3,802         3,733            3,417
     Equipment and autos                                                    77,289        73,968           59,455
     Furniture and fixtures                                                  3,432         3,097              734
                                                                            84,523        80,798           63,606
     Accumulated depreciation                                              (33,513)      (31,239)         (23,104)
                  Property, plant and equipment, net                        51,010        49,559           40,502


Goodwill, less accumulated amortization of $3,189, $3,013 and $2,389        25,939        25,958           20,686


Other intangible assets, less accumulated amortization of $6,353,
   $5,938 and $4,383                                                         7,174         7,589            6,682


Deferred loan costs                                                          4,397         4,561            5,960


Prepaid pension cost                                                           184           195              216


Net non-current assets of operations transferred to RHI                    191,462       189,098          223,412
                  Total assets                                            $359,366      $359,481         $334,464


                     The accompanying notes are an integral
                      part of these financial statements.

                           Fairchild Industries, Inc.


                           Consolidated Balance Sheets
                                 (In thousands)

                      Liabilities and Stockholders' Equity


                                                                           October 1,          June 30,
                                                                              1995         1995        1994
                                                                          (unaudited)

Current liabilities:
     Accounts payable                                                     $ 14,068     $  12,780     $  6,744
     Advanced billings                                                         537           941          -
     Deferred revenue on maintenance contracts                               3,044         3,109          371
     Accrued liabilities-
         Salaries and wages                                                  1,771         1,986          935
         Sales, payroll and use taxes                                        1,451         1,162        1,254
         Commissions                                                           215           293          297
         Dividends                                                             975           975          975
         Other                                                               1,801         3,182        1,103
     Current portion of capital lease obligations                              514           751        1,954
                  Total current liabilities                                 24,376        25,179       13,633

12.25% senior secured notes due 1999                                       125,000       125,000      125,000

Bank credit agreement                                                       55,373        55,373       55,373

Capital lease obligations                                                      128           185          932

Postretirement benefits                                                        104            98           78

Redeemable preferred stock:  $3.60 cumulative Series A Convertible
   Preferred Stock, without par value, 424,701 shares authorized,
   issued and outstanding at redemption value of $45.00 per share           19,112        19,112       19,112

Series C cumulative preferred stock:  without par value, 558,360 shares authorized, issued and outstanding; liquidation value of $45.00 per
   share                                                                    24,015        24,015       24,015
                  Total liabilities                                        248,108       248,962      238,143

Stockholders' equity:
     Series B preferred stock: without par value, 3,000 shares
       authorized, 2,302, 2,278 and 2,025 issued and outstanding;
       liquidation value of $100,000 per share                             230,200       227,800      202,500
     Common stock, par value of $100.00 per share, 1,400 shares
       authorized, issued and outstanding                                      140           140          140
     Paid-in capital                                                         2,575         2,523        2,390
     Accumulated deficit                                                  (128,697)     (128,116)    (111,855)
     Cumulative translation adjustment                                       7,040         8,172        3,146
                  Total stockholders' equity                               111,258       110,519       96,321
                  Total liabilities and stockholders' equity              $359,366      $359,481     $334,464

                     The accompanying notes are an integral
                      part of these financial statements.

                           Fairchild Industries, Inc.

                        Consolidated Statements of Income
                                 (In thousands)

                                               Three Months Ended                    Years Ended
                                            October 1,    October 2,                   June 30,
                                               1995          1994         1995          1994          1993
                                                  (unaudited)

Revenues                                   $  33,138      $  20,124    $109,741      $ 74,897      $ 68,639

Cost of revenues                              25,049         14,314      81,652        53,031        49,007

Gross profit                                   8,089          5,810      28,089        21,866        19,632

General and administrative expenses            3,172          1,314       9,212         5,146         4,672

Goodwill amortization                            176            146         624           578           540
             Operating income                  4,741          4,350      18,253        16,142        14,420

Interest expense                               5,490          5,430      21,280        19,538        20,033
             Net loss from continuing
               operations before taxes          (749)        (1,080)     (3,027)       (3,396)       (5,613)

Taxes                                          -              -            -             -             -

Operating results of operations
   transferred to RHI                          1,143          1,387      (9,332)      (30,591)        6,644)

             Net earnings (loss) before
               preferred dividends               394            307     (12,359)      (33,987)      (12,257)

Series A preferred dividends                     382            382       1,529         1,529         1,713

Series C preferred dividends                     593            593       2,373         2,373         2,160
             Net loss after preferred
               dividends                     $  (581)       $  (668)   $(16,261)     $(37,889)     $(16,130)

Dividends to RHI Holdings, Inc. (Parent)     $ -            $ -        $ -           $   -         $ 50,000

                          The accompanying notes are an
                  integral part of these financial statements.

                           Fairchild Industries, Inc.

           Consolidated Statements of Changes in Stockholders' Equity
                                 (In thousands)

                                                                        Series B                                 Cumulative
                                                       Common Stock  Preferred Stock  Paid-in     Accumulated    Translation
                                                                                      Capital       Deficit      Adjustment  Total

Balance, June 30, 1992                                     $140        $192,600       $2,230      $(6,985)      $  6,169   $194,154
     Net loss                                               -             -              -        (12,257)          -       (12,257)
     Issuance of Series B Preferred Stock to parent         -             5,000          -           -              -         5,000
     Cash dividends to preferred stockholders               -             -              -         (3,873)          -        (3,873)
     Cash dividends to parent                               -             -              -        (50,000)          -       (50,000)
     Cumulative translation adjustment, net                 -             -              -           -            (3,503)    (3,503)

Balance, June 30, 1993                                     140          197,600        2,230      (73,115)         2,666     129,521
     Net loss                                               -             -              -        (33,987)          -       (33,987)
     Issuance of Series B Preferred Stock to parent         -             4,900          143         -              -         5,043
     Transfer of subsidiary from parent                     -             -               17         (851)          -          (834)
     Cash dividends to preferred stockholders               -             -              -         (3,902)          -        (3,902)
     Cumulative translation adjustment, net                 -             -              -           -               480        480

Balance, June 30, 1994                                     140          202,500        2,390     (111,855)         3,146      96,321
     Net loss                                               -             -              -        (12,359)          -       (12,359)
     Issuance of Series B Preferred Stock to parent         -            25,300           88         -              -        25,388
     Transfer of pension plan from parent                   -             -               45         -              -            45
     Cash dividends to preferred stockholders               -             -              -         (3,902)          -        (3,902)
     Cumulative translation adjustment, net                 -             -              -           -             5,026      5,026

Balance, June 30, 1995                                     $140        $227,800       $2,523    $(128,116)        $8,172   $110,519
     Net Income                                             -             -              -           394            -           394
     Issuance of Series B Preferred Stock to parent         -             2,400          -           -              -         2,400
     Cash dividends to preferred stockholders               -             -              -           (975)          -          (975)
     Cumulative translation adjustment, net                 -             -              -           -            (1,132)    (1,132)
     Paid in capital from parent                            -             -               52         -              -            52

Balance, October 1, 1995 (unaudited)                       $140        $230,200       $2,575      $(128,697)     $ 7,040   $111,258
                                                          =====      ==========    =========   =============   ========  ===========

The accompanying notes are an integral part of these financial statements.

                           Fairchild Industries, Inc.


                      Consolidated Statements of Cash Flows
                                 (In thousands)


                                                            Three Months Ended                 Years Ended
                                                       October 1,     October 2,                 June 30,
                                                           1995           1994         1995       1994        1993
                                                               (unaudited)
------------------------------------------------------

Cash flows (used in)/provided by operating
   activities:
     Net loss from continuing operations               $ (749)        $(1,080)       $(3,027)   $(3,396)   $(5,613)
     Adjustments to reconcile net income to net cash
       (used in)/provided by operating activities:
         Amortization and depreciation                  2,702           2,289         10,330      8,947      7,935
         (Decrease) increase in advanced billings        (404)           -               326       -          -
         Increase in billed accounts receivable        (2,366)         (1,630)        (8,060)      (251)    (1,086)
         (Increase) decrease in unbilled accounts
           receivable                                     (23)           (108)        (2,014)       277       (666)
         Decrease (increase) in deferred loan cost        164             338          1,399      1,008     (3,703)
         (Decrease) increase in non-current assets      2,257          (1,793)          (536)       (43)      (404)
         Increase in inventories                         (377)           -            (1,033)      -          -
         (Decrease) increase in prepaid and other         379             757           (709)      (374)       (20)
           assets
         (Decrease) increase in accrued liabilities    (1,385)           (522)         2,716        406        339
         (Decrease) increase in deferred revenue          (65)           (138)          (162)       (24)       359
         Increase (decrease) in accounts payable        1,288           1,288          5,576     (1,325)       (86)
         Operations transferred to RHI                 (5,182)          2,689         14,341      6,438     16,579
              Net cash (used in)/provided by           (3,761)          2,090         19,147     11,663     13,634
                operating activities

Cash flows used in investing activities:
     Acquisitions, net of cash acquired                  -               (550)       (11,550)      -        (7,313)
     Purchases of property, plant and equipment        (2,183)         (1,815)       (10,349)    (7,775)    (5,769)
     Proceeds from sales of property, plant and
       equipment                                         -                                25         31          8
     Operations transferred to RHI                     (1,930)         (1,497)        (5,754)    (7,105)    (6,539)
              Net cash used in investing activities    (4,113)         (3,862)       (27,628)   (14,849)   (19,613)

Cash flows provided by financing activities:
     Issuance of Series B preferred stock               2,400          11,400         24,400      4,000      5,000
     Issuance of Series C preferred stock                -               -              -          -        24,015
     Purchase/exchange of Series A preferred stock       -               -              -          -       (25,126)
     Payment of dividends                               (975)            (975)        (3,902)    (3,902)   (53,782)
     Paid-in capital contribution                         52             -                88        143       -
     Repayments of capital lease obligations            (237)            (394)        (1,950)    (3,118)    (3,200)
     Operations transferred to RHI                    (5,165)          (8,030)        (8,750)     6,127     59,070
              Net cash provided by financing           6,405            2,001          9,886      3,250      5,977
                activities

Net increase (decrease) in cash                       (1,469)             229          1,405         64         (2)

Cash, beginning of period/year                         1,469               64             64       -             2

Cash, end of period/year                           $    -           $     293       $  1,469   $     64    $  -

Supplementary disclosures of cash flow information:
     Cash paid during the period/year for interest   $ 5,490        $   5,430       $ 21,280   $ 19,538    $20,033
     Cash paid during the period/year for taxes      $  -           $    -          $   -      $   -       $  -

                           FAIRCHILD INDUSTRIES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     (UNAUDITED WITH RESPECT TO OCTOBER 1, 1995 AND THE THREE MONTHS ENDED
                      OCTOBER 1, 1995 AND OCTOBER 2, 1994)


1.   ORGANIZATION, MERGER AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Fairchild Industries, Inc. is incorporated in the State of Delaware. As used herein, the term "Company" refers to Fairchild Industries, Inc. The Company is a subsidiary of RHI Holdings, Inc. ("RHI") which is in turn a wholly-owned subsidiary of The Fairchild Corporation ("TFC").

Subsequent to June 30, 1995, TFC announced plans to recapitalize the Company in order to improve the financial and operating flexibility and strengthen the financial position of TFC and its subsidiaries (the "Recapitalization"). The Company's plans to merge into Shared Technologies Inc. ("STI") (the "Merger") are an integral part of the Recapitalization. Concurrent with the Merger, and as part of the Recapitalization, the Company is transferring to its immediate parent, RHI, all of its assets and liabilities except those expressly related to the Company's telecommunications business (the "Telecommunications Business"), $125 million principal amount of the Company's 12 1/4% Senior Secured Notes Due 1999 (the "12 1/4% Notes"), and approximately $55.4 million of existing bank indebtedness. The Merger is contingent on STI obtaining sufficient financing.

In the Merger Agreement, TFC, RHI and FII make representations and warranties with respect to the Telecommunications Business and the Merger Agreement provides that STI and TFC on the one hand and RHI on the other hand shall indemnify each other from losses arising out of any breaches of their respective representations and warranties in the Merger Agreement to the extent that losses to a party exceed $4,000,000.

Upon consummation of the Merger, all outstanding shares of FII common stock will be converted into the right to receive in the aggregate (i) 6,000,000 shares of STI Common Stock, (ii) shares of STI Cumulative Convertible Preferred Stock bearing a six percent initial annual dividend and having an aggregate liquidation preference of $25,000,000 plus an amount equal to the total amount of dividends the holders would have received if dividends had been paid at the rate of ten percent, less the amount of dividends actually paid, and (iii) shares of STI Special Preferred having an aggregate initial liquidation preference of $20,000,000 (the "Common Consideration"). In connection with the Merger, all shares of Series A Convertible Preferred Stock and Series C Cumulative Preferred Stock of FII will be redeemed by STI and canceled in consideration of the payment of the full liquidation value thereof together with accrued dividends aggregating approximately $44,000,000 (the "Preferred Consideration"). RHI is transferring to the Company as a contribution to its capital all of the outstanding shares of the Company's Series B Preferred Stock.

Prior to the Recapitalization, in addition to the Telecommunications Business, the Company conducted two other businesses: the Aerospace Fasteners and Industrial Products businesses. The Aerospace Fasteners business designs,
manufactures  and  markets  high  performance,   specialty
fastening systems, primarily for aerospace applications. The Industrial Products business designs, manufacturers and markets tooling and electronic control systems for the plastic injection molding and die casting industries. The Telecommunications Business is the sole continuing operation of the Company and accounted for 21.4% of the Company's total combined sales for the three businesses for the fiscal year ended June 30, 1995.

The transaction between STI and FII was structured as a merger. As a result of this structure, the Surviving Corporation will be liable for all liabilities of FII with respect to its operations prior to the Effective Time. Prior to the Merger, and as a precondition of the Merger, FII, RHI, TFC and certain other subsidiaries of TFC will undergo a recapitalization pursuant to which FII will divest itself of all assets unrelated to the Telecommunications Business. RHI will assume all liabilities of FII unrelated to the Telecommunications Business, including but not limited to: (i) contingent liabilities related to the Company's alleged failure to comply with certain Federal Acquisition Regulations and Cost Accounting Standards in accounting for (a) the 1985 reversion to the Company of certain assets of terminated defined benefit pension plans and (b) pension costs associated with the discontinuation of certain of its former operations; (ii) all environmental liabilities except those related to the Company's Telecommunications Business; (iii) approximately $50,000,000 (at June 30, 1995) of costs associated with postretirement healthcare benefits; (iv) a secured note payable in an aggregate principal amount of approximately $3,300,000 at September 30, 1995; and (v) all other accrued and any and all other unasserted liabilities that do not relate to or arise out of the Telecommunications Business (which liabilities consist principally of those related to certain divested businesses).

The Company and RHI will enter into an agreement (the "Indemnification Agreement") pursuant to which RHI will assume and agree to discharge in full, and will indemnify the Company from the Assumed Liabilities. Notwithstanding the Indemnification Agreement, the Company will not be released from its obligations with respect to the Assumed Liabilities as a matter of law. Accordingly, to the extent RHI is unable to meet its obligations under the Indemnification Agreement, the Company will be required to satisfy in full any of the Assumed Liabilities not satisfied by RHI. RHI is primarily a holding company and, therefore, any claim by the Company pursuant to the Indemnification Agreement will be effectively subordinated to the creditors of RHI's subsidiaries. There is no expiration date with respect to the Indemnification Agreement. All indemnification obligations are secured by all of the shares of preferred stock issued by STI to RHI in the Merger. Since the execution of the Merger Agreement, FII has entered into a letter agreement setting forth the general terms of a sale of substantially all of the assets of DME Company, its Industrial Products Segment, which, if consummated, may have an effect on RHI's ability to meet RHI's indemnification obligations.

With respect to the contingent liabilities described in clause (i) of the second preceding paragraph, the Corporate Administrative Contracting Officer (the "ACO") has directed the Company to prepare cost impact proposals relating to such plan terminations and segment closings and, following receipt of such cost impact proposals, may seek adjustments to contract prices. The ACO alleges that substantial amounts will be due if such adjustments are made. The Company believes it properly accounted for the asset reversions in accordance with applicable accounting standards. The Company has had discussions with the government to attempt to resolve these pension accounting issues. However, there can be no assurance that the Company will be able to satisfactorily resolve them.

As of June 30, 1995, the consolidated total recorded liabilities of the Company for the environmental matters referred to above totaled $8,601,000 which was the estimated probable exposure for these matters. It is reasonably possible that the total exposure for these matters could be as much as $15,778,000.

FISCAL YEAR

The fiscal year ("fiscal") of the Company ends on June 30. All references herein to "1995", "1994", and "1993" mean the fiscal years ended June 30, 1995, 1994 and 1993, respectively.

CASH EQUIVALENTS/STATEMENTS OF CASH FLOWS

For purposes of these statements, the Company considers all highly liquid investments with original maturity dates of three months or less as cash equivalents.

INVENTORIES

Inventories are stated at the lower of cost or market. Cost is determined primarily using the weighted average method. The inventories consist of telecommunications equipment waiting to be installed at customer sites.

PROPERTIES AND DEPRECIATION

Properties are stated at cost and depreciated over estimated useful lives, generally on a straight-line basis. No interest costs were capitalized in any of the years presented. Useful lives for property, plant and equipment are:


        Buildings and improvements                              17 - 40 years
        Equipment and autos                                      3 - 10 years
        Furniture and fixtures                                       10 years

Depreciation  expense  related to  property,  plant and  equipment  amounted  to
$8,153,000,   $6,998,000  and   $6,191,000  for  fiscal  1995,   1994  and  1993
respectively.

UNBILLED RECEIVABLES AND ADVANCED BILLINGS

Unbilled receivables arise from those contracts under which billings can only be rendered upon the achievement of certain contract stages or upon submission of appropriate billing detail. Advance billings represent pre-billings for services not yet rendered. Unbilled receivables and advance billings are generally for services rendered within one year.

REVENUE RECOGNITION

The majority of the Company's revenues are related to the sale and installation of telecommunications equipment and services and maintenance after the sale. Service revenues are billed and earned on a monthly basis. For systems installations, usually three to five months, the Company uses the percentage-of-completion method, measured by costs incurred versus total estimated cost at completion. The Company bills maintenance contracts in advance. The deferred revenue is relieved when the revenue is earned.

INTANGIBLE ASSETS AND GOODWILL

Intangible assets as of June 30, 1995 and 1994, respectively, are comprised of the following:

                                                                        Useful
                                             1995         1994          Lives
                                              (In Thousands)

      Noncompete contracts                  $ 3,659       $ 2,774     5-10 years
      Subscriber base                         6,456         6,256       10 years
      Right of first refusal                    700           700       10 years
      Acquisition/organization costs          1,321           720     5-20 years
      Other                                   1,391           615     8-10 years
                                             13,527        11,065
      Accumulated amortization               (5,938)       (4,383)
                                            $ 7,589       $ 6,682


The intangible assets are being amortized over their expected useful lives described above. Amortization expense related to these intangible assets amounted to $1,555,000, $1,371,000 and $1,203,000 for the years ended June 30,
1995, 1994 and 1993, respectively.


The Company allocates the excess of cost of purchased businesses over the fair value of their net tangible assets at acquisition dates to identifiable intangible assets to the extent possible. The residual is treated as goodwill and is amortized on a straight-line basis over 40 years.

IMPAIRMENT OF LONG-LIVED ASSETS

The Company reviews its long-lived assets, including property, plant and equipment, identifiable intangibles and goodwill, for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. To determine recoverability of its long-lived assets the Company evaluates the probability that future undiscounted net cash flows, without interest charges, will be less than the carrying amount of the assets. Impairment is measured at fair value.

In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". SFAS 121 establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets to be held and used, and for long-lived assets and certain identifiable intangibles to be disposed of. SFAS 121 is required to be implemented by the Company on, or before, July 1, 1996. Since the Company's present policy is identical to the policy prescribed by SFAS 121, there will be no effect from implementation.

INTERIM FINANCIAL STATEMENTS

The accompanying interim consolidated financial statements, as of October 1, 1995 and for the three months ended October 1, 1995 and October 2, 1994, of the Company have been prepared by the Company without audit. Certain information and footnote disclosures normally included in financial statements presented in accordance with generally accepted accounting principles have been omitted from the accompanying interim statements. The Company believes the disclosures made are adequate to make the information presented not misleading.

In the opinion of the Company, the accompanying unaudited interim consolidated financial statements reflect all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position of the Company as of October 1, 1995 and the results of its operations and its cash flows for the three months ended October 1, 1995 and October 2, 1994.

Interim results are not necessarily indicative of annual performance because of the impact of seasonal variations.

2.   ACQUISITIONS:

On November 28, 1994, the Company completed the acquisition of substantially all of the telecommunications assets of JWP Telecom, Inc. ("JWP") for approximately $11,000,000, plus the assumption of approximately $3,000,000 of liabilities. The Company recorded $1,610,000 and $5,595,000 in identifiable intangibles and goodwill, respectively, as a result of this acquisition. JWP is a telecommunications system integrator, specializing in the distribution, installation and maintenance of voice and data communications equipment. In the first quarter of fiscal 1995, the Company acquired all the shared telecommunications assets of Eaton & Lauth Co., Inc., for approximately $550,000. The Company recorded $250,000 and $300,000 of the acquisition price as identifiable intangibles and goodwill, respectively. See Note 12 for the pro forma information assuming acquisition of JWP at the beginning of fiscal 1995 and at the beginning of fiscal 1994.

In fiscal 1993, the Company acquired all the telecommunications assets of Office Networks, Inc. for approximately $7,300,000. The Company recorded $2,282,000 and $2,748,000 in identifiable intangibles and goodwill, respectively, as a result of this acquisition.

3.   OPERATIONS BEING TRANSFERRED TO RHI:

The operations being transferred to RHI had the following operating results and net assets (in thousands).

                                                                June 30,
                                                          1995           1994

     Current assets                                     $165,738       $173,835
     Property, plant and equipment, net                  108,632        116,799
     Goodwill                                            170,028        175,243
     Net assets held for sale                             34,811         34,515
     Other assets                                         23,072         31,792
     Current liabilities                                (108,862)      (148,075)
     Debt to be assumed by RHI                           (84,982)       (94,393)
     Other liabilities                                   (62,463)       (40,544)
                  Net assets to be transferred          $245,974       $249,172



                                                                      For the Years Ended
                                                                            June 30,
                                                            1995              1994         1993

     Revenues                                             $401,779         $ 369,792     $400,594
     Cost of sales                                         311,150           284,850      302,067
     Selling, general and administrative                    76,171           67,438        69,549
     Research and development                                4,100            3,940         3,262
     Amortization of goodwill                                5,218            5,228         5,298
     Restructuring charges                                    -              18,860        15,469
     Unusual items                                            -               6,000          -
     Operating income (loss)                                 5,140          (16,524)        4,949
     Interest expense                                       14,004           11,129        12,788
     Other income                                            1,549            4,008         2,269
     Income tax provision (benefit)                          2,017           (4,792)`         264
     Cumulative effect of accounting changes for
      income taxes and postretirement benefits                -              11,738           810
     Net loss of transferred operations                   $ (9,332)       $ (30,591)    $  (6,644)


The interest allocated to discontinued operations represents the interest on the debt to be assumed by RHI. Goodwill was allocated to business segments at the acquisition date of FII by TFC (June 1989) based on the ratio of estimated fair value of the units to total estimated fair value. The provision for income taxes, which was calculated on a separate company basis, was allocated entirely to discontinued operations as the continuing operations experienced losses after interest in all historical periods. The Company's litigation contingencies are part of the liabilities being transferred to RHI. These contingencies include the determination by the ACO, based upon the advise of the United States Defense Contract Audit Agency, that the Company did not comply with Federal Acquisition Regulations and Cost Accounting Standards in accounting for (i) the 1985 reversion to the Company of certain assets of terminated defined benefit pensions plans, and (ii) costs upon the closing of segments of the Company's business. The ACO has directed the Company to prepare cost impact proposals relating to such plan terminations and segment closings and following receipt of such cost impact proposals, may seek adjustments to contract prices. The ACO alleges that substantial amounts will be due if such adjustments are made. The Company believes it has properly accounted for the asset reversions in accordance with applicable accounting standards. The Company has entered into discussions with the government to attempt to resolve these pension accounting issues.

         To date, the stringent Federal, state and local environmental laws and regulations, which apply to the Company and other aerospace fastener and industrial product manufacturers, concerning, among other things, the discharge of materials into the environment and the generation, handling, storage, transportation and disposal of waste and hazardous materials, have not had a material effect on the financial condition of the Company.

         In connection with its plans to dispose of certain real estate, the Company must investigate environmental conditions and may be required to take certain corrective action prior or pursuant to any such disposition. In addition, management has identified several areas of potential contamination at or from other facilities owned, or previously owned, by the Company, that may require the Company to take corrective action or to contribute to a cleanup. The Company is also a defendant in certain lawsuits and proceedings seeking to require the Company to pay for investigation or remediation of environmental matters and has been alleged to be a potentially responsible party at various "Superfund" sites. Management of the Company believes that it has recorded adequate reserves in its financial statements to complete such investigations and take any necessary corrective actions or make any necessary contributions. No amounts have been recorded as due from third parties, including insurers, or set off against, any liability of the Company, unless such parties are contractually obligated to contribute and are not disputing such liability. The reserves recorded by the Company related to the litigation discussed above have been included in operations transferred to RHI.

4.   LONG-TERM OBLIGATIONS:

The Company maintains a credit agreement (the "Credit Agreement") with a consortium of banks, which provides a revolving credit facility and term loans (collectively the "Credit Facilities"). The Credit Facilities generally bear interest at 3.75% over the London Interbank Offer Rate ("LIBOR") for the revolving credit facility and Term Loan VIII, and at 2.75% over LIBOR for Term Loan VII, respectively. The commitment fee on the unused portion of the revolving credit facility was 1.0% at June 30, 1995. The Credit Facilities mature March 31, 1997 and are secured by substantially all the Company's assets. RHI has assumed $84,982,000 and $94,393,000 of this debt as of June 30, 1995 and 1994, respectively, in connection with the Merger. The remaining debt related to the continuing operations will be repaid as part of the Merger and there will be no further obligation of the Company.

The Credit Agreement, as amended, contains certain covenants, including a material adverse change clause, and restrictions on dividends, capital expenditures, capital leases, operating leases, investments and indebtedness. It requires the Company to comply with certain financial covenants including achieving cumulative earnings before interest, taxes, depreciation and amortization ("EBITDA Covenant"), and maintaining certain coverage ratios.

5.   PENSIONS AND POSTRETIREMENT BENEFITS:

PENSIONS

The Company has established defined benefit pension plans covering substantially all employees. The Company's funding policy for the plans is to contribute each year the minimum amount required under the Employee Retirement Income Security Act of 1974. A portion of the Company's pension cost and prepaid pension cost have been included in operations transferred to RHI.

The following table provides a summary of the components of net periodic pension cost for the plans:

                                                                       1995     1994    1993
                                                                           (In thousands)

      Service cost of benefits earned during the period                 $106    $ 97    $ 55
      Interest cost of projected benefit obligation                       63      56      35
      Return on plan assets                                              (55)    (57)    (39)
      Net amortization and deferral                                        5      12       8
      Amortization of prior service cost                                  (8)     (8)      4
                Total pension cost                                      $111    $100    $ 63


Assumptions used in accounting for the plans were:

                                                                          1995     1994      1993

         Discount rate                                                     8.5%     8.5%      8.5%
         Expected rate of increase in salaries                             4.5%     4.5%      4.5%
         Expected long-term rate of return on plan assets                  9.0%     9.0%      9.0%

The following table sets forth the funded status and amounts recognized in the Company's balance sheets at June 30, 1995 and 1994 for the continuing operations portion of its defined benefit pension plans:

                                                                                       1995       1994
                                                                                       (In thousands)

          Vested benefit obligation                                                 $493        $421
          Non-vested benefit obligation                                               32          27
               Accumulated benefit obligation                                        525         448

          Projected benefit obligation                                               758         642
          Plan assets at fair value                                                  800         699
          Plan assets in excess of projected benefit obligation                       42          57
          Unrecognized net loss                                                      150         155
          Unrecognized prior service cost                                              3           4
          Prepaid pension cost                                                      $195        $216

POSTRETIREMENT HEALTH CARE BENEFITS


Effective July 1, 1993, the Company adopted Statement of Financial Accounting Standards No. 106 ("SFAS No. 106"), "Employers' Accounting for Postretirement Benefits Other Than Pensions". This standard requires that the expected cost of postretirement benefits be accrued and charged to expense during the years the employees render the services. The impact of the accounting change was not significant. A portion of the Company's net periodic postretirement benefit cost and accrued postretirement benefit cost have been included in operations transferred to RHI.

The components of expense for continuing operations in 1995 and 1994 are as follows:

                                                                                       1995       1994
                                                                                       (In thousands)


          Service cost of benefits earned                                           $13         $12
          Interest cost on liabilities                                                7           6
          Net periodic postretirement benefit cost                                  $20         $18


The following table sets forth the funded status for the continuing portion of the Company's postretirement health care benefit plan at June 30, 1995 and 1994.


                                                                                       1995       1994
                                                                                       (In thousands)


          Accumulated postretirement benefit obligation                             $87         $67
          Unrecognized net gain                                                      11          11
          Accrued postretirement benefit cost                                       $98         $78


The accumulated postretirement benefit obligation was determined using a discount rate of 8.5%, and a health care cost trend rate of 8.0% and 7.5% for pre-age-65 and post-age-65 employees, respectively, gradually decreasing to 4.5% and 4.5%, respectively, in the year 2003 and thereafter.


Increasing the assumed health care cost trend rates by 1% would increase the accumulated postretirement benefit obligation as of June 30, 1995, by approximately $29,000, and increase net periodic postretirement benefit cost by approximately $7,000 for fiscal 1995.

6.   INCOME TAXES:

Effective July 1, 1993, the Company changed its method of accounting for income taxes from the deferred method to the liability method required by Statement of Financial Accounting Standards No. 109 ("SFAS No. 109"), "Accounting for Income Taxes".

Under the liability method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Prior to the adoption of SFAS No. 109, income tax expense was determined using the deferred method. Deferred tax expense was based on items of income and expense that were reported in different years in the financial statements and tax returns and were measured at the tax rate in effect in the year the difference originated.

As permitted under SFAS No. 109, prior years' financial statements were not restated. The effect of the accounting change was not material.

There was no provision or benefit for current or deferred income taxes from continuing operations for 1995, 1994 and 1993 due to the historical losses of continuing operations.

The income tax provision for continuing operations differs from that computed using the statutory Federal income tax rate of 35.0% in 1995 and 1994 and 34.0% in 1993 for the following reasons:

                                                            1995          1994          1993
                                                                       (In thousands)


     Computed statutory amount                             $(1,059)       $(1,189)     $(1,908)
     Effect of net operating losses                            826            981        1,719
     Nondeductible acquisition valuation items                 218            202          184
     Other                                                      15             6             5
                                                           $  -           $  -         $  -

The following table is a summary of the significant components of the continuing operations portion of the Company's deferred tax assets and liabilities as of June 30, 1995 and 1994.


                                                                              1995                           1994
                                                                            Deferred                       Deferred
                                                            June 30,      (Provision)      June 30,      (Provision)
                                                              1995          Benefit          1994          Benefit
                                                                                 (In thousands)
Deferred tax assets:
     Accrued expenses                                       $      89       $     17       $     72       $   (15)
     Employee compensation and benefits                           237             45            192            32
     Deferred revenue                                           1,088            958            130            (9)
     NOL carryforwards                                         13,133            822         12,311         1,682
     Postretirement benefits                                      162             27            135            41
     Other                                                         48              8             40           (58)
                                                               14,757          1,877         12,880         1,673

Deferred tax liabilities:
     Asset basis differences - fixed assets                    (5,367)          -            (5,367)         (592)
     Asset basis differences - intangible assets               (1,624)          (198)        (1,426)         (143)
     Other                                                       (326)          -              (326)          (10)
                                                               (7,317)          (198)        (7,119)         (745)


Less- valuation allowance                                      (7,440)        (1,679)        (5,761)         (928)
     Net deferred tax liability                             $    -          $   -         $    -         $   -



         For fiscal 1993, prior to the change in method of accounting for taxes, the deferred income tax component of the income tax provision for continuing operations consists of the effect of timing differences related to:


                                                                       1993
                                                                  (In thousands)
         Deferred revenue......................................          122
         Intangible amortization...............................         (386)
         Depreciation..........................................       (1,346)
         Other.................................................        1,610
                                                                      ------
                                                                    $   -

In the opinion of management, adequate provision has been made for all income taxes and interest, and any tax liability that may arise for prior periods will not have a material effect on the financial condition or results of operations of the Company.

The Company has entered into a tax sharing agreement with its parent whereby the Company is included in the consolidated federal income tax return of TFC. The Company makes payments to TFC based on the amount of federal income taxes, if any, it would have paid had it filed a separate federal income tax return.

7.   REDEEMABLE PREFERRED STOCK:

As part of the Merger discussed in Note 1, the outstanding Series A Preferred Stock will be redeemed at $45.00 per share. The Series A Preferred Stock is subject to annual mandatory redemptions and annual dividend payments of $3.60 per share. The Company did not purchase any shares during the past three fiscal years. Series A Preferred Stock is listed on the New York Stock Exchange ("NYSE").

Holders of the Series A Preferred Stock have general voting rights. Additionally, in the event of a cumulative arrearage equal to six quarterly dividends, all Series A Preferred stockholders have the right to elect separately, as a class, two members to the Board of Directors. No cash dividends can be declared or paid on any stock junior to the Series A Preferred Stock in the event of dividend arrearages or a default in the obligation to redeem such Series A Preferred Stock. Due to the merger of the Company with RHI in August 1989, holders of the Series A Preferred Stock are entitled, at their option, but subject to compliance with certain covenants under the Company's Credit Agreement, to redeem their shares for $27.18 in cash.

Annual maturity redemption requirements for redeemable preferred stock as of June 30, 1995, are as follows: $4,211,000 for 1996, $7,450,000 for 1997, and
$7,450,000 for 1998.

8.   EQUITY SECURITIES:

As part of the Merger discussed in Note 1, the Series C Preferred Stock will be redeemed at redemption value of $45.00 per share. 558,360 shares of Series C Preferred Stock were authorized, issued and outstanding at June 30, 1995 and 1994, respectively. Also, as part of the Merger, RHI will contribute to the Company all of the Company's outstanding Series B Preferred Stock. Such Series B Preferred Stock will be retired and canceled in connection with the Merger.

9.   FAIR VALUE OF FINANCIAL INSTRUMENTS:

Statement of Financial Accounting Standards No. 107 ("SFAS 107"), "Disclosures about Fair Value of Financial Instruments," requires disclosures of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments.

The carrying amount reported in the balance sheet approximates the fair value for cash and cash equivalents, accounts receivable, accounts payable, advanced billings, deferred revenue, accrued liabilities and capital lease obligations.

Fair values of Series A and Series C preferred stock of the Company are based on quoted market prices.

The fair value for the Company's fixed rate long-term debt is estimated using discounted cash flow analysis, based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

Fair values for the Company's off-balance-sheet instruments, lease guarantees, are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counter parties' credit standing. The fair value of the Company's off-balance-sheet instruments at June 30, 1995, is not material.

The carrying amounts and fair values of the Company's financial instruments at June 30, 1995 and June 30, 1994 are as follows.

                                                        June 30, 1995             June 30, 1994
                                                   Carrying         Fair       Carrying       Fair
                                                    Amount          Value       Amount        Value

                                                                          (In thousands)
Cash and cash equivalents                         $  1,469        $  1,469         $    64      $      64
Accounts receivable                                 20,647          20,647           9,856          9,856
Accounts payable                                    12,780          12,780           6,744          6,744
Accrued liabilities                                  6,623           6,623           3,589          3,589
Advanced billings                                      941             941            -              -
Deferred revenue on maintenance contracts
                                                     3,109           3,109             371            371
Bank credit agreement                               55,373          55,373          55,373         55,373
12.25% senior secured notes                        125,000         125,000         125,000        125,000
Redeemable preferred stock                          19,112          15,714          19,112         15,608
Series C cumulative preferred stock                 24,015          20,939          24,015         21,427

10.  RELATED PARTY TRANSACTIONS:

Corporate general and administrative expense was billed to the Company on a monthly basis during 1995, 1994 and 1993. These costs represent the cost of services incurred on behalf of the Company by TFC and its subsidiaries based primarily on estimated hours spent by corporate employees. The Company has reimbursed TFC and its subsidiaries for such services. Corporate general and administrative expense allocated to the Company was $537,000, $441,000 and $342,000 in fiscal 1995, 1994 and 1993, respectively.

The Company had sales to TFC and subsidiaries of TFC of $1,031,000, $707,000 and $601,000 for the years ended June 30, 1995, 1994 and 1993, respectively.

11.  COMMITMENTS AND CONTINGENCIES:

LEASES

The Company leases certain of its facilities and equipment under capital and operating leases. The following is an analysis of the assets under capital leases included in property, plant and equipment.

                                                                     June 30,
                        Description                                    1995
                                                                  (In thousands)

Building improvements                                               $   422
Equipment and autos                                                  11,582
Furniture and fixtures                                                  297
Less- Accumulated depreciation                                       (6,446)
                                                                    $ 5,855


Future minimum lease payments:

                                                    Operating           Capital
                                                     Leases             Leases
                                                           (In thousands)

1996                                                $  4,414            $   812
1997                                                   4,635                189
1998                                                   4,867                  8
1999                                                   5,110               -
2000                                                   5,366               -
                                                     $24,392              1,009
Less- Amount representing interest                                          (73)
Present value of capital lease obligations                              $   936


Rental  expense  under  all  leases  amounted  to  $4,204,000,   $3,023,000  and
$2,985,000 for the years ended June 30, 1995, 1994 and 1993, respectively.


OTHER MATTERS

The Company's continuing operations are involved in various claims and lawsuits incidental to its business. The Company, either on its own or through its insurance carriers, is contesting these matters. In the opinion of management, the ultimate resolution of the legal proceedings will not have a material adverse effect on the financial condition or the future operating results of the Company. See further discussion of the Assumed Liabilities in Note 1.

12.  PRO FORMA INFORMATION (UNAUDITED):

As described in Note 2, the Company acquired substantially all of the telecommunications assets of JWP on November 28, 1994. The following unaudited pro forma condensed results of operations for the years ended June 30, 1995 and 1994, give effect to the JWP acquisition as if the acquisition had occurred at the beginning of each year.

                                                           Unaudited
                                                  Fiscal 1995       Fiscal 1994
                                                          (In thousands)

Sales                                               $132,716           $122,426
Cost of sales                                        (98,628)           (86,860)
Other expenses                                       (36,926)           (38,917)
      Net loss from continuing operations             (2,838)            (3,351)
Operating results of operations transferred to RHI    (9,332)           (30,591)
      Net loss before preferred dividends           $(12,170)          $(33,942)

                                  EXHIBIT INDEX


   Exhibit      Description                                                Page

      A         Merger Agreement

      B         Opinion of S.G. Warburg & Co., Inc.

                          AGREEMENT AND PLAN OF MERGER


                  AGREEMENT AND PLAN OF MERGER, dated as of November 9, 1995, by and among Fairchild Industries, Inc., a Delaware corporation ("Fairchild"), RHI Holdings, Inc., a Delaware corporation ("RHI"), The Fairchild Corporation, a Delaware corporation ("TFC"), and Shared Technologies Inc., a Delaware corporation ("Shared Technologies").


                              W I T N E S S E T H :

                  WHEREAS, the Boards of Directors of Fairchild and Shared Technologies have approved the merger of Fairchild with and into Shared
Technologies (the "Merger") upon the terms and subject to the conditions set forth herein and in accordance with the laws of the State of Delaware;

                  WHEREAS, RHI, which is a wholly owned subsidiary of TFC, is the sole owner of all of the outstanding common stock of Fairchild and has approved the Merger upon the terms and subject to the conditions set forth herein, and RHI has received an irrevocable proxy from the holder of approximately 9.84% of Shared Technologies' common stock (based on the shares outstanding as of the date hereof) agreeing to vote for the Merger;

                  WHEREAS, Fairchild is the sole owner of 100% of the issued and outstanding capital stock of VSI Corporation ("VSI");

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, agree as follows:


                                    ARTICLE I

                                     MERGER

                  1.1 The Merger. At the Effective Time (as hereinafter defined), Fairchild shall be merged with and into Shared Technologies as provided herein. Thereupon, the corporate existence of Shared Technologies, with all its purposes, powers and objects, shall continue unaffected and unimpaired by the

Merger, and the corporate identity and existence, with all the purposes, powers and objects, of Fairchild shall be merged with and into Shared Technologies and Shared Technologies as the corporation surviving the Merger shall be fully vested therewith and shall change its name to "Shared Technologies Fairchild Inc." The separate existence and corporate organization of Fairchild shall cease upon the Merger becoming effective as herein provided and thereupon Fairchild and Shared Technologies shall be a single corporation, Shared Technologies Fairchild Inc. (herein sometimes called the "Surviving Corporation"). Prior to the Effective Time, Fairchild and its subsidiaries will undergo a corporate reorganization (the "Fairchild Reorganization") pursuant to which all the assets of Fairchild and its subsidiaries (other than certain indebtedness and preferred stock) will be transferred to, and liabilities of Fairchild and its subsidiaries will be assumed by, RHI except for the assets and liabilities comprising the telecommunications systems and service business of Fairchild Communications Services Company, which as a result of said reorganization, will reside in VSI, all as described on Schedule 9.1. Except where indicated to the contrary, all references herein to "Fairchild" shall be deemed to refer to Fairchild as it will exist following the Fairchild Reorganization and, accordingly, none of the representations, warranties, restrictions or covenants contained in this Agreement apply to the businesses, operations, assets or liabilities of Fairchild Industries, Inc. and its subsidiaries other than as they relate to the telecommunications systems and service business of Fairchild, and each of TFC, RHI and Fairchild may operate such other businesses and assets (including without limitation selling assets and businesses and incurring liabilities) as it deems appropriate in the exercise of its business judgment.

                  1.2 Filing. As soon as practicable after the requisite approval of the Merger by the stockholders of Shared Technologies and the fulfillment or waiver of the conditions set forth in Sections 9.1, 9.2 and 9.3 or on such later date as may be mutually agreed to between Fairchild and Shared Technologies, the parties hereto will cause to be filed with the office of the Secretary of State of the State of Delaware, a certificate of merger (the
"Certificate of Merger"), in such form as required by, and executed in accordance with, the relevant provisions of the Delaware General Corporation Law (the "DGCL").

                  1.3 Effective Time of the Merger. The Merger shall be effective at the time that the filing of the Certificate of

Merger with the office of the Secretary of State of the State of Delaware is completed, or at such later time specified in such Certificate of Merger, which time is herein sometimes referred to as the "Effective Time" and the date thereof is herein sometimes referred to as the "Effective Date."


                                   ARTICLE II

                     CERTIFICATE OF INCORPORATION; BY-LAWS;
                             SHAREHOLDERS AGREEMENT

                  2.1   Certificate  of   Incorporation.   The   Certificate  of
Incorporation  of  Shared  Technologies,  as  amended  in  accordance  with this
Agreement,   shall  be  the  Certificate  of   Incorporation  of  the  Surviving
Corporation.

                  2.2 By-Laws. The By-Laws of Shared Technologies, as amended in accordance with this Agreement, shall be the By-Laws of the Surviving Corporation until the same shall thereafter be altered, amended or repealed in accordance with law, the Certificate of Incorporation of the Surviving Corporation or said By-Laws.

                  2.3 Shareholders Agreement. At the Effective Time, Shared Technologies, RHI and Anthony D. Autorino shall enter into a shareholders agreement in the form of Exhibit A hereto (the "Shareholders Agreement") providing for the election of directors and officers of the Surviving Corporation.


                                   ARTICLE III

                              CONVERSION OF SHARES

                  3.1 Conversion. At the Effective Time the issued shares of capital stock of Fairchild shall, by virtue of the Merger and without any action on the part of the holders thereof, become and be converted as follows: (A) each outstanding share of Common Stock, $100.00 par value per share, of Fairchild (the "Fairchild Common Stock") shall be converted into and become the right to receive a Pro Rata Amount (as defined below) of the Merger Consideration (as defined below); and (B) each outstanding share of Series A Preferred Stock, without par value, of Fairchild (the "Series A Preferred Stock") and each outstanding share of Series C Preferred Stock, without par value, of Fairchild (the "Series C Preferred Stock") shall be converted into the right to receive an amount in cash equal to $45.00 per share ($44,237,745 in the aggregate for all such shares of Series A Preferred Stock and Series C Preferred Stock) plus accrued and unpaid dividends thereon to the Effective Time. "Merger Consideration" means (x) 6,000,000 shares of Common Stock, $.004 par value per share, of Shared Technologies (the "Technologies Common Stock"), (y) shares of Convertible Preferred Stock of Shared Technologies (the "Convertible Preferred Stock") having an initial aggregate liquidation value of $25,000,000 and the other terms set forth on the attached Schedule 3.1(a) and (z) shares of Special Preferred Stock of Shared Technologies (the "Special Preferred Stock") having an initial aggregate liquidation value of $20,000,000 and the other terms set forth on the attached Schedule 3.1(b). The Convertible Preferred Stock and Special Preferred Stock are collectively referred to as the "Preferred Stock." With respect to any share of capital stock, "Pro Rata Amount" means the product of the Merger Consideration multiplied by a fraction, the numerator of which is one and the denominator of which is the aggregate number of all issued and outstanding shares of such capital stock on the Effective Date.

                  3.2 Preferred Stock Pledge. Immediately after the Effective Time, RHI shall pledge all of the shares of Preferred Stock then issued to it (other than shares of Convertible Preferred Stock having an aggregate liquidation preference of $1,500,000) to secure RHI's and Fairchild's obligations under the Indemnification Agreement of TFC and RHI (the form of which is attached as Exhibit B-1 hereto) pursuant to the terms of a Pledge Agreement (the form of which is attached as Exhibit C hereto) and with a pledge agent mutually agreed upon by the parties. Such shares will be released from such pledge on the later to occur of (i) third anniversary of the Effective Time and (ii) the date on which the consolidated net worth (computed in accordance with generally accepted accounting principles) of The Fairchild Corporation at such time (or evidenced by any audited balance sheet) is at least (x) $25 million greater than such net worth at September 30, 1995 (excluding for such purpose any value attributed to the Preferred Stock on such balance sheet) and
(y) $225 million (including for such purpose the value of the Preferred Stock).


                                   ARTICLE IV

                          CERTAIN EFFECTS OF THE MERGER

                  4.1 Effect of the Merger. On and after the Effective Time and pursuant to the DGCL, the Surviving Corporation shall possess all the rights, privileges, immunities, powers, and purposes of each of Fairchild and Shared Technologies; all the property, real and personal, including subscriptions to shares, causes of action and every other asset (including books and records) of Fairchild and Shared Technologies, shall vest in the Surviving Corporation without further act or deed; and the Surviving Corporation shall assume and be liable for all the liabilities, obligations and penalties of Fairchild and Shared Technologies; provided, however, that this shall in no way impair or affect the indemnification obligations of any party pursuant to indemnification agreements entered into in connection with this Agreement. No liability or obligation due or to become due and no claim or demand for any cause existing against either Fairchild or Shared Technologies, or any stockholder, officer or director thereof, shall be released or impaired by the Merger, and no action or proceeding, whether civil or criminal, then pending by or against Fairchild or Shared Technologies, or any stockholder, officer or director thereof, shall abate or be discontinued by the Merger, but may be enforced, prosecuted, settled or compromised as if the Merger had not occurred, and the Surviving Corporation may be substituted in any such action or proceeding in place of Fairchild or Shared Technologies.

                  4.2 Further Assurances. If at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of either of Fairchild or Shared Technologies, the officers of such corporation are fully authorized in the name of their corporation or otherwise to take, and shall take, all such further action and TFC will, and cause each of its subsidiaries (direct or indirect) to, take all actions reasonably requested by the Surviving Corporation (at the Surviving Corporation's expense) in furtherance thereof.


                                    ARTICLE V

              REPRESENTATIONS AND WARRANTIES OF SHARED TECHNOLOGIES

                  Shared Technologies represents and warrants to Fairchild that:

                  5.1 Organization and Qualification. Each of Shared Technologies and its subsidiaries (which for purposes of this Agreement, unless indicated to the contrary, shall not include Shared Technologies Cellular, Inc.) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each of Shared Technologies and its subsidiaries is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified or in good standing which would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, operations, condition (financial or otherwise) or prospects of Shared Technologies and its subsidiaries taken as a whole (a "Shared Technologies Material Adverse Effect"). Neither Shared
Technologies nor any of its subsidiaries is in violation of any of the provisions of its Certificate of Incorporation (or other applicable charter document) or By-Laws. Shared Technologies has delivered to Fairchild accurate and complete copies of the Certificate of Incorporation (or other applicable charter document) and By-Laws, as currently in effect, of each of Shared Technologies and its subsidiaries.

                  5.2 Capital Stock of Subsidiaries. The only direct or indirect subsidiaries of Shared Technologies are those listed in Section 5.2 of the Disclosure Statement previously delivered by Shared Technologies to Fairchild (the "Disclosure Statement"). Shared Technologies is directly or indirectly the record (except for directors' qualifying shares) and beneficial owner (including all qualifying shares owned by directors of such subsidiaries as reflected in
Section 5.2 of the Disclosure Statement) of all of the outstanding shares of capital stock of each of its subsidiaries, there are no proxies with respect to such shares, and no equity securities of any of such subsidiaries are or may be required to be issued by reason of any options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any capital stock of any such subsidiary, and there are no contracts, commitments, understandings or arrangements by which any such subsidiary is bound to issue additional shares of its capital stock or securities convertible into or exchangeable for such shares. Other than as set forth in Section 5.2 of the Disclosure Statement, all of such shares so owned by Shared Technologies are validly issued, fully paid and nonassessable and are owned by it free and clear of any claim, lien or encumbrance of any kind with respect thereto. Except as disclosed in Section 5.2 of the Disclosure Statement, Shared Technologies does not directly or indirectly own any interest in any corporation, partnership, joint venture or other business association or entity.

                  5.3 Capitalization. The authorized capital stock of Shared Technologies consists of 20,000,000 shares of Common Stock, par value $.004 per share, and 10,000,000 shares of Preferred Stock, par value $.01 per share. As of the date hereof, 8,495,815 shares of Common Stock were issued and outstanding and 1,527,970 shares of Preferred Stock were issued and outstanding. All of such issued and outstanding shares are validly issued, fully paid and nonassessable and free of preemptive rights. As of the date hereof 5,022,083 shares of Common Stock were reserved for issuance upon exercise of outstanding convertible securities, warrants, options, and options which may be granted under the stock option plans of Shared Technologies (the "Stock Option Plans"), all of which warrants, options and Stock Option Plans are listed and described in Section 5.3 of the Disclosure Statement. Other than the Stock Option Plans, Shared Technologies has no other plan which provides for the grant of options to purchase shares of capital stock, stock appreciation or similar rights or stock awards. Except as set forth above, there are not now, and at the Effective Time, except for shares of Common Stock issued after the date hereof upon the conversion of convertible securities and the exercise of warrants and options outstanding on the date hereof or issued after the date hereof pursuant to the Stock Option Plans, there will not be, any shares of capital stock of Shared Technologies issued or outstanding or any subscriptions, options, warrants, calls, claims, rights (including without limitation any stock appreciation or similar rights), convertible securities or other agreements or commitments of any character obligating Shared Technologies to issue, transfer or sell any of its securities.

                  5.4 Authority Relative to This Agreement. Shared Technologies has full corporate power and authority to execute and deliver this Agreement and to consummate the Merger and other transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the Merger and other transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Shared Technologies and no other corporate proceedings on the part of Shared Technologies are necessary to authorize this Agreement or to consummate the Merger or other transactions contemplated hereby (other than, with respect to the Merger, the approval of Shared Technologies' stockholders pursuant to Section 251(c) of the DGCL). This Agreement has been duly and validly executed and delivered by Shared Technologies and, assuming the due authorization, execution and delivery hereof by Fairchild, constitutes a valid and binding agreement of Shared Technologies, enforceable against Shared Technologies in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general equitable or fiduciary principles.

                  5.5      No Violations, etc.

                  (a) Assuming that all filings, permits, authorizations, consents and approvals or waivers thereof have been duly made or obtained as contemplated by Section 5.5(b) hereof, except as listed in Section 5.5 of the Disclosure Statement, neither the execution and delivery of this Agreement by Shared Technologies nor the consummation of the Merger or other transactions contemplated hereby nor compliance by Shared Technologies with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Shared Technologies or any of its subsidiaries under, any of the terms, conditions or provisions of (x) their respective charters or by-laws, (y) except as set forth in Section 5.5 of the Disclosure Statement, any note, bond, mortgage, indenture or deed of trust, or (z) any license, lease, agreement or other instrument or obligation to which Shared Technologies or any such subsidiary is a party or to which they or any of their respective properties or assets may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to Shared Technologies or any of its subsidiaries or any of their respective properties or assets, except, in the case of clauses (i)(z) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, suspensions, accelerations, rights of termination or acceleration or creations of liens, security interests, charges or encumbrances which would not, individually or in the aggregate, either have a Shared Technologies Material Adverse Effect or materially impair Shared Technologies' ability to consummate the Merger or other transactions contemplated hereby.

                  (b) No filing or registration with, notification to and no permit, authorization, consent or approval of any governmental entity is required by Shared Technologies in connection with the execution and delivery of this Agreement or the consummation by Shared Technologies of the Merger or other transactions contemplated hereby, except (i) in connection with the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (iii) the approval of Shared Technologies' stockholders pursuant to the DGCL, (iv) filings with applicable state public utility commissions and (v) such other filings, registrations, notifications, permits, authorizations, consents or approvals the failure of which to be obtained, made or given would not, individually or in the aggregate, either have a Shared Technologies Material Adverse Effect or materially impair Shared Technologies' ability to consummate the Merger or other transactions contemplated hereby.

                  (c) As of the date hereof, Shared Technologies and its subsidiaries are not in violation of or default under (x) their respective charter or bylaws, and (y) except as set forth in Section 5.5 of the Disclosure Statement, any note, bond, mortgage, indenture or deed of trust, or (z) any license, lease, agreement or other instrument or obligation to which Shared Technologies or any such subsidiary is a party or to which they or any of their respective properties or assets may be subject, except, in the case of clauses
(y) and (z) above, for such violations or defaults which would not, individually or in the aggregate, either have a Shared Technologies Material Adverse Effect or materially impair Shared Technologies' ability to consummate the Merger or other transactions contemplated hereby.

                  5.6      Commission Filings; Financial Statements.

                  (a) Shared Technologies has filed all required forms, reports and documents during the past three years (collectively, the "SEC Reports") with the Securities and Exchange Commission (the "SEC"), all of which complied when filed in all material respects with all applicable requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"). As of their respective dates the SEC Reports (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements of Shared Technologies and its subsidiaries included or incorporated by reference in such SEC Reports have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the consolidated financial position of Shared Technologies and its subsidiaries as of the dates thereof and the consolidated results of operations and consolidated cash flows for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and to the extent they may not include footnotes or may be condensed or summary statements).

                  (b) Shared Technologies will deliver to Fairchild as soon as they become available true and complete copies of any report or statement mailed by it to its securityholders generally or filed by it with the SEC, in each case subsequent to the date hereof and prior to the Effective Time. As of their respective dates, such reports and statements (excluding any information therein provided by Fairchild, as to which Shared Technologies makes no representation) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading and will comply in all material respects with all applicable requirements of law. The audited consolidated financial statements and unaudited consolidated interim financial statements of Shared Technologies and its subsidiaries to be included or incorporated by reference in such reports and statements (excluding any information therein provided by Fairchild, as to which Shared Technologies makes no representation) will be prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and will fairly present the consolidated financial position of Shared Technologies and its subsidiaries as of the dates thereof and the consolidated results of operations and consolidated cash flows for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and to the extent they may not include footnotes or may be condensed or summary statements).

                  5.7 Absence of Changes or Events. Except as set forth in Shared Technologies' Form 10-K for the fiscal year ended December 31, 1994, as filed with the SEC, since December 31, 1994:

                  (a) there has been no material adverse change, or any development involving a prospective material adverse change, in the general affairs, management, business, operations, condition (financial or otherwise) or prospects of Shared Technologies and its subsidiaries taken as a whole;

                  (b) there has not been any direct or indirect redemption, purchase or other acquisition of any shares of capital stock of Shared Technologies or any of its subsidiaries, or any declaration, setting aside or payment of any dividend or other distribution by Shared Technologies or any of its subsidiaries in respect of its capital stock (except for the distribution of the shares of Shared Technologies Cellular, Inc.);

                  (c) except in the ordinary course of its business and consistent with past practice neither Shared Technologies nor any of its subsidiaries has incurred any indebtedness for borrowed money, or assumed, guaranteed, endorsed or otherwise as an accommodation become responsible for the obligations of any other individual, firm or corporation, or made any loans or advances to any other individual, firm or corporation;

                  (d) there has not been any change in accounting methods, principles or practices of Shared Technologies or its subsidiaries;

                  (e) except in the ordinary course of business and for amounts which are not material, there has not been any revaluation by Shared Technologies or any of its subsidiaries of any of their respective assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivables;

                  (f) there has not been any damage, destruction or loss, whether covered by insurance or not, except for such as would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect; and

                  (g) there has not been any agreement by Shared Technologies or any of its subsidiaries to (i) do any of the things described in the preceding clauses (a) through (f) other than as expressly contemplated or provided for in this Agreement or (ii) take, whether in writing or otherwise, any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this Article V untrue or incorrect.

                  5.8 Proxy Statement. None of the information supplied by Shared Technologies for inclusion in the proxy statement to be sent to the shareholders of Shared Technologies in connection with the Special Meeting (as hereinafter defined), including all amendments and supplements thereto (the "Proxy Statement"), shall on the date the Proxy Statement is first mailed to shareholders, at the time of the Special Meeting or at the Effective Time, be false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Special Meeting which has become false or misleading. None of the information to be filed by Fairchild and Shared Technologies with the SEC in connection with the Merger or in any other documents to be filed with the SEC or any other
regulatory  or   governmental
agency or authority in connection with the transactions contemplated hereby, including any amendments thereto (the "Other Documents"), insofar as such information was provided or supplied by Shared Technologies, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement shall comply in all material respects with the requirements of the Exchange Act.

                  5.9 Litigation. Except as set forth in Section 5.9 of the Disclosure Statement, there is no (i) claim, action, suit or proceeding pending or, to the best knowledge of Shared Technologies or any of its subsidiaries, threatened against or relating to Shared Technologies or any of its subsidiaries before any court or governmental or regulatory authority or body or arbitration tribunal, or (ii) outstanding judgment, order, writ, injunction or decree, or application, request or motion therefor, of any court, governmental agency or arbitration tribunal in a proceeding to which Shared Technologies, any subsidiary of Shared Technologies or any of their respective assets was or is a party except, in the case of clauses (i) and (ii) above, such as would not, individually or in the aggregate, either have a Shared Technologies Material Adverse Effect or materially impair Shared Technologies' ability to consummate the Merger.

                  5.10 Insurance. Section 5.10 of the Disclosure Statement lists all insurance policies in force on the date hereof covering the businesses, properties and assets of Shared Technologies and its subsidiaries, and all such policies are currently in effect. True and complete copies of all such policies have been delivered to Fairchild. Except as set forth in Section 5.10 of the Disclosure Statement, Shared Technologies has not received notice of the cancellation of any such insurance policy.

                  5.11 Title to and Condition of Properties. Except as set forth in Section 5.11 of the Disclosure Statement, Shared Technologies and its subsidiaries have good title to all of the real property and own outright all of the personal property (except for leased property or assets) which is reflected on Shared Technologies' and its subsidiaries' December 31, 1994 audited consolidated balance sheet contained in Shared Technologies' Form 10-K for the fiscal year ended December 31, 1994 filed with the SEC (the "Balance Sheet") except for property since sold or otherwise disposed of in the ordinary course of business and consistent with past practice. Except as set forth in Section 5.11 of the Disclosure Statement, no such real or personal property is subject to claims, liens or encumbrances, whether by mortgage, pledge, lien, conditional sale agreement, charge or otherwise, except for those which would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect. Section
5.11 of the Disclosure Statement contains a true and complete list of all real properties owned by Shared Technologies and its subsidiaries.

                  5.12 Leases.  There has been made  available to Fairchild true and complete copies of each lease requiring the payment of rentals aggregating at least $35,000 per annum pursuant to which real or personal property is held under lease by Shared Technologies or any of its subsidiaries, and true and complete copies of each lease pursuant to which Shared Technologies or any of its subsidiaries leases real or personal property to others. A true and complete list of all such leases is set forth in Section 5.12 of the Disclosure Statement. All of the leases so listed are valid and subsisting and in full force and effect and are subject to no default with respect to Shared
Technologies or its subsidiaries, as the case may be, and, to Shared Technologies' knowledge, are in full force and effect and subject to no default with respect to any other party thereto, and the leased real property is in good and satisfactory condition.

                  5.13  Contracts  and  Commitments.  Other than as disclosed in
Section 5.13 of the Disclosure Statement, no existing contract or commitment contains an agreement with respect to any change of control that would be triggered by the Merger. Other than as set forth in Section 5.13 of the Disclosure Statement, neither this Agreement, the Merger nor the other transactions contemplated hereby will result in any outstanding loans or borrowings by Shared Technologies or any subsidiary of Shared Technologies becoming due, going into default or giving the lenders or other holders of debt instruments the right to require Shared Technologies or any of its subsidiaries to repay all or a portion of such loans or borrowings.

                  5.14 Labor Matters. Each of Shared Technologies and its subsidiaries is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and neither Shared Technologies nor any of its subsidiaries is engaged in any unfair labor practice. There is no labor strike, slowdown or stoppage pending (or, to the best knowledge of Shared Technologies, any labor strike or stoppage threatened) against or affecting Shared Technologies or any of its subsidiaries. No petition for certification has been filed and is pending before the National Labor Relations Board with respect to any employees of Shared Technologies or any of its subsidiaries who are not currently organized.

                  5.15 Compliance with Law. Except for matters set forth in the Disclosure Statement, neither Shared Technologies nor any of its subsidiaries has violated or failed to comply with any statute, law, ordinance, regulation, rule or order of any foreign, federal, state or local government or any other governmental department or agency, or any judgment, decree or order of any court, applicable to its business or operations, except where any such violation or failure to comply would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect; the conduct of the business of Shared Technologies and its subsidiaries is in conformity with all foreign, federal, state and local energy, public utility and health requirements, and all other foreign, federal, state and local governmental and regulatory requirements, except where such nonconformities would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect. Shared Technologies and its subsidiaries have all permits, licenses and franchises from governmental agencies required to conduct their businesses as now being conducted, except for such permits, licenses and franchises the absence of which would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect.

                  5.16 Board Recommendation. The Board of Directors of Shared Technologies has, by a majority vote at a meeting of such Board duly held on, or by written consent of such Board dated, November 9, 1995, approved and adopted this Agreement, the Merger and the other transactions contemplated hereby, determined that the Merger is fair to the holders of shares of Shared Technologies Common Stock and recommended that the holders of such shares of Common Stock approve and adopt this Agreement, the Merger and the other transactions contemplated hereby.

                  5.17 Employment and Labor Contracts. Neither Shared Technologies nor any of its subsidiaries is a party to any employment, management services, consultation or other similar contract with any past or present officer, director, employee or other person or, to the best of Shared Technologies' knowledge, any entity affiliated with any past or present officer, director or employee or other person other than those set forth in Section 5.17 of the Disclosure Statement and other than those which (x) have a term of less than one year and (y) involve payments of less than $30,000 per year, in each case true and complete copies of which contracts have been delivered to Fairchild, and other than the agreements executed by employees generally, the forms of which have been delivered to Fairchild.

                  5.18 Patents and Trademarks. Shared Technologies and its subsidiaries own or have the right to use all patents, patent applications, trademarks, trademark applications, trade names, inventions, processes, know-how and trade secrets necessary to the conduct of their respective businesses, except for those which the failure to own or have the right to use would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect ("Proprietary Rights"). All issued patents and trademark registrations and pending patent and trademark applications of the Proprietary Rights have previously been delivered to Fairchild. No rights or licenses to use Proprietary Rights have been granted by Shared Technologies or its subsidiaries except those listed in Section 5.18 of the Disclosure Statement; and no contrary assertion has been made to Shared Technologies or any of its subsidiaries or notice of conflict with any asserted right of others has been given by any person except those which, even if correct, would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect. Shared Technologies has not given notice of any asserted claim or conflict to a third party with respect to Shared Technologies' Proprietary Rights. True and complete copies of all material license agreements under which Shared Technologies or any of its subsidiaries is a licensor or licensee have been delivered to Fairchild.

                  5.19 Taxes.  "Tax" or "Taxes"  shall mean all federal,  state, local and foreign taxes, duties, levies, charges and assessments of any nature, including social security payments and deductibles relating to wages, salaries and benefits and payments to subcontractors (to the extent required under applicable Tax law), and also including all interest, penalties and additions imposed with respect to such amounts. Except as set forth in Section 5.19 of the Disclosure Statement: (i) Shared Technologies and its subsidiaries have prepared and timely filed or will timely file with the appropriate governmental agencies all franchise, income and all other material Tax returns and reports required to be filed for any period ending on or before the Effective Time, taking into account any extension of time to file granted to or obtained on behalf of Shared Technologies and/or its subsidiaries; (ii) all material Taxes of Shared Technologies and its subsidiaries in respect of the pre-Merger period have been paid in full to the proper authorities, other than such Taxes as are being contested in good faith by appropriate proceedings and/or are adequately reserved for in accordance with generally accepted accounting principles; (iii) all deficiencies resulting from Tax examinations of federal, state and foreign income, sales and franchise and all other material Tax returns filed by Shared Technologies and its subsidiaries have either been paid or are being contested in good faith by appropriate proceedings; (iv) to the best knowledge of Shared Technologies, no deficiency has been asserted or assessed against Shared Technologies or any of its subsidiaries, and no examination of Shared Technologies or any of its subsidiaries is pending or threatened for any material amount of Tax by any taxing authority; (v) no extension of the period for assessment or collection of any material Tax is currently in effect and no extension of time within which to file any material Tax return has been requested, which Tax return has not since been filed; (vi) no material Tax liens have been filed with respect to any Taxes; (vii) Shared Technologies and each of its subsidiaries will not make any voluntary adjustment by reason of a change in their accounting methods for any pre-Merger period that would affect the taxable income or deductions of Shared Technologies or any of its subsidiaries for any period ending after the Effective Date; (viii) Shared Technologies and its subsidiaries have made timely payments of the Taxes required to be deducted and withheld from the wages paid to their employees; (ix) the Tax Sharing Agreement under which Shared Technologies or any subsidiary will have any obligation or liability on or after the Effective Date is attached as Exhibit E; (x) Shared Technologies has foreign losses as defined in Section 904(f)(2) of the Code listed in Section 5.19 of the Disclosure Statement; (xi) Shared Technologies and its subsidiaries have unused foreign tax credits set forth in Section 5.19 of the Disclosure Statement; and (xii) to the best knowledge of Shared Technologies, there are no transfer pricing agreements made with any taxation authority involving Shared Technologies and its subsidiaries.

                  5.20     Employee Benefit Plans; ERISA.

                  (a) Except as set forth in Section 5.20 of the Disclosure Statement, there are no "employee pension benefit plans" as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), covering employees employed in the United States, maintained or contributed to by Shared Technologies or any of its subsidiaries, or to which Shared Technologies or any of its subsidiaries contributes or is obligated to make payments thereunder or otherwise may have any liability ("Pension Benefits Plans").

                  (b) Shared Technologies has furnished Fairchild with a true and complete schedule of all "welfare benefit plans" (as defined in Section 3(1) of ERISA) covering employees employed in the United States, maintained or contributed to by Shared Technologies or any of its subsidiaries ("Welfare Plans"), all multiemployer plans as defined in Section 3(37) of ERISA covering employees employed in the United States to which Shared Technologies or any of its subsidiaries is required to make contributions or otherwise may have any liability, and, to the extent covering employees employed in the United States, all stock bonus, stock option, restricted stock, stock appreciation right, stock purchase, bonus, incentive, deferred compensation, severance and vacation plans maintained or contributed to by Shared Technologies or a subsidiary.

                  (c) Shared Technologies and each of its subsidiaries, and each of the Pension Benefit Plans and Welfare Plans, are in compliance with the applicable provisions of ERISA (the "Code") and other applicable laws except where the failure to comply would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect.

                  (d) All  contributions  to, and  payments  from,  the  Pension
Benefit Plans which are required to have been made in accordance with the Pension Benefit Plans and, when applicable, Section 302 of ERISA or Section 412 of the Code have been timely made except where the failure to make such contributions or payments on a timely basis would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect. All contributions required to have been made in accordance with

Section 302 of ERISA or Section 412 of the Code to any employee pension benefit plan (as defined in Section 3(2) of ERISA) maintained by an ERISA Affiliate of Shared Technologies or any of its subsidiaries have been timely made except where the failure to make such contributions on a timely basis would not individually or in the aggregate have a Shared Technologies Material Adverse Effect. For purposes of this Agreement, "ERISA Affiliate" shall mean any person (as defined in Section 3(9) of ERISA) that is a member of any group of persons described in Section 414(b), (c), (m) or (o) of the Code of which Shared Technologies or a subsidiary is a member.

                  (e) The  Pension  Benefit  Plans  intended  to  qualify  under
Section 401 of the Code are so qualified and have been determined by the Internal Revenue Service ("IRS") to be so qualified and nothing has occurred with respect to the operation of such Pension Benefit Plans which would cause the loss of such qualification or exemption or the imposition of any material liability, penalty or tax under ERISA or the Code. Such plans have been or will be, on a timely basis, (i) amended to comply with changes to the Code made by the Tax Reform Act of 1986, the Unemployment Compensation Amendments of 1992, the Omnibus Budget Reconciliation Act of 1993, and other applicable legislative, regulatory or administrative requirements; and (ii) submitted to the Internal Revenue Service for a determination of their tax qualification, as so amended; and no such amendment will adversely affect the qualification of such plans.

                  (f) Each Welfare Plan that is intended to qualify for exclusion of benefits thereunder from the income of participants or for any other tax-favored treatment under any provisions of the Code (including, without limitation, Sections 79, 105, 106, 125 or 129 of the Code) is and has been maintained in compliance with all pertinent provisions of the Code and Treasury Regulations thereunder.

                  (g) Except as disclosed in Shared Technologies' Form 10-K for the fiscal year ended December 31, 1994, there are (i) no investigations pending, to the best knowledge of Shared Technologies, by any governmental entity involving the Pension Benefit Plans or Welfare Plans, (ii) no termination proceedings involving the Pension Benefit Plans and (iii) no pending or, to the best of Shared Technologies' knowledge, threatened claims (other than routine claims for benefits), suits or proceedings against any Pension Benefit or Welfare Plan, against the assets of any of the trusts under any Pension Benefit or Welfare Plan or against any fiduciary of any Pension Benefit or Welfare Plan with respect to the operation of such plan or asserting any rights or claims to benefits under any Pension Benefit or Welfare Plan or against the assets of any trust under such plan, which would, in the case of clause (i), (ii) or (iii) of this paragraph (f), give rise to any liability which would, individually or in the aggregate, have a Shared Technologies Material Adverse Effect, nor, to the best of Shared
Technologies' knowledge, are there any facts which would give rise to any liability which would, individually or in the aggregate, have a Shared Technologies Material Adverse Effect in the event of any such investigation, claim, suit or proceeding.

                  (h) None of Shared Technologies, any of its subsidiaries or any employee of the foregoing, nor any trustee, administrator, other fiduciary or any other "party in interest" or "disqualified person" with respect to the Pension Benefit Plans or Welfare Plans, has engaged in a "prohibited transaction" (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) which would be reasonably likely to result in a tax or penalty on Shared Technologies or any of its subsidiaries under Section 4975 of the Code or
Section 502(i) of ERISA which would, individually or in the aggregate, have a Shared Technologies Material Adverse Effect.

                  (i) Neither the Pension Benefit Plans subject to Title IV of ERISA nor any trust created thereunder has been terminated nor have there been any "reportable events" (as defined in Section 4043 of ERISA and the regulations thereunder) with respect to either thereof which would, individually or in the aggregate, have a Shared Technologies Material Adverse Effect nor has there been any event with respect to any Pension Benefit Plan requiring disclosure under
Section 4063(a) of ERISA or any event with respect to any Pension Benefit Plan requiring disclosure under Section 4041(c)(3)(C) of ERISA which would, individually or in the aggregate, have a Shared Technologies Material Adverse Effect.

                  (j) Neither Shared Technologies nor any subsidiary of Shared Technologies has incurred any currently outstanding liability to the Pension Benefit Guaranty Corporation (the "PBGC") or to a trustee appointed under
Section 4042(b) or (c) of ERISA other than for the payment of premiums, all of which have been paid when due. No Pension Benefit Plan has applied for, or received, a waiver of the minimum funding standards imposed by Section 412 of the Code. The information supplied to the actuary by Shared Technologies or any of its subsidiaries for use in preparing the most recent actuarial report for Pension Benefit Plans is complete and accurate in all material respects.

                  (k) Neither Shared Technologies, any of its subsidiaries nor any of their ERISA Affiliates has any liability (including any contingent liability under Section 4204 of ERISA) with respect to any multiemployer plan, within the meaning of Section 3(37) of ERISA, covering employees employed in the United States.

                  (l) Except as disclosed in Section 5.20 of the Disclosure Statement, with respect to each of the Pension Benefit and Welfare Plans, true, correct and complete copies of the following documents have been delivered to
Fairchild: (i) the current plans and related trust documents, including amendments thereto, (ii) any current summary plan descriptions, (iii) the most recent Forms 5500, financial statements and actuarial reports, if applicable,
(iv) the most recent IRS determination letter, if applicable; and (v) if any application for an IRS determination letter is pending, copies of all such applications for determination including attachments, exhibits and schedules thereto.

                  (m) Neither Shared Technologies, any of its subsidiaries, any organization to which Shared Technologies is a successor or parent corporation, within the meaning of Section 4069(b) of ERISA, nor any of their ERISA Affiliates has engaged in any transaction, within the meaning of Section 4069(a) of ERISA, the liability for which would, individually or in the aggregate, have a Shared Technologies Material Adverse Effect.

                  (n) Except as disclosed in Section 5.20 of the Disclosure Statement, none of the Welfare Plans maintained by Shared Technologies or any of its subsidiaries are retiree life or retiree health insurance plans which provide for continuing benefits or coverage for any participant or any beneficiary of a participant following termination of employment, except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), or except at the expense of the participant or the participant's beneficiary. Shared Technologies and each of its subsidiaries which maintain a "group health plan" within the meaning of Section 5000(b)(1) of the Code have complied with the notice and continuation requirements of Section 4980B of the Code, COBRA, Part 6 of Subtitle B of Title I of ERISA and the regulations thereunder except where the failure to comply would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect.

                  (o) No liability under any Pension Benefit or Welfare Plan has been funded nor has any such obligation been satisfied with the purchase of a contract from an insurance company as to which Shared Technologies or any of its subsidiaries has received notice that such insurance company is in rehabilitation.

                  (p) Except pursuant to the agreements listed in Section 5.20 of the Disclosure Statement, the consummation of the transactions contemplated by this Agreement will not result in an increase in the amount of compensation or benefits or accelerate the vesting or timing of payment of any benefits or compensation payable to or in respect of any employee of Shared Technologies or any of its subsidiaries.

                  (q) Shared  Technologies has disclosed to Fairchild in Section
5.20 of the Disclosure Statement each material Foreign Plan to the extent the benefits provided thereunder are not mandated by the laws of the applicable foreign jurisdiction. Shared Technologies and each of its subsidiaries and each of the Foreign Plans are in compliance with applicable laws and all required contributions have been made to the Foreign Plans, except where the failure to comply or make contributions would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect. For purposes hereof, the term "Foreign Plan" shall mean any plan, with respect to benefits voluntarily provided by Shared Technologies or any subsidiary with respect to employees of any of them employed outside the United States.

                  5.21     Environmental Matters.

                  (a)  Except as set  forth in  Section  5.21 of the  Disclosure
Statement:

                        (i) each of Shared Technologies and its subsidiaries, and the properties and assets owned by them, and to the actual knowledge of Shared Technologies, all properties operated, leased, managed or used by Shared Technologies and its subsidiaries are in compliance with all applicable Environmental Laws except where the failure to be in compliance would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect;

                       (ii) there is no Environmental Claim that is (1) pending or threatened against Shared Technologies or any of its subsidiaries or
         (2) pending or threatened against any person or entity or any assets owned by Shared Technologies or its subsidiaries whose liability for such Environmental Claim has been retained or assumed by contract or otherwise by Shared Technologies or any of its subsidiaries or can be imputed or attributed by law to Shared Technologies or any of its subsidiaries, the effect of any of which would, individually or in the aggregate, have a Shared Technologies Material Adverse Effect;

                      (iii) there are no past or present actions, activities, circumstances, conditions, events or incidents arising out of, based upon, resulting from or relating to the ownership, operation or use of any property or assets currently or formerly owned, operated or used by Shared Technologies or any of its subsidiaries (or any predecessor in interest of any of them), including, without limitation, the generation, storage, treatment or transportation of any Hazardous Materials, or the emission, discharge, disposal or other Release or threatened Release of any Hazardous Materials into the Environment which is presently expected to result in an Environmental Claim;

                       (iv) no lien has been recorded under any Environmental Law with respect to any material property, facility or asset owned by Shared Technologies or any of its subsidiaries; and to the actual knowledge of Shared Technologies, no lien has been recorded under any Environmental Law with respect to any material property, facility or asset, operated, leased or managed or used by Shared Technologies or its subsidiaries and relating to or resulting from Shared Technologies or its subsidiaries operations, lease, management or use for which Shared Technologies or its subsidiaries may be legally responsible;

                        (v) neither Shared Technologies nor any of its subsidiaries has received notice that it has been identified as a potentially responsible party or any request for information under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended

         ("CERCLA"), the Resource Conservation and Recovery Act, as amended ("RCRA"), or any comparable state law nor has Shared Technologies or any of its subsidiaries received any notification that any Hazardous Materials that it or any of their respective predecessors in interest has used, generated, stored, treated, handled, transported or disposed of, or arranged for transport for treatment or disposal of, or arranged for disposal or treatment of, has been found at any site at which any person is conducting or plans to conduct an investigation or other action pursuant to any Environmental Law;

                       (vi) to the actual knowledge of Shared Technologies, there has been no Release of Hazardous Materials at, on, upon, under, from or into any real property in the vicinity of any property currently or formerly owned by Shared Technologies or any of its subsidiaries that, through soil, air, surface water or groundwater migration or contamination, has become located on, in or under such properties and, to the actual knowledge of Shared Technologies, there has been no release of Hazardous Materials at, on, upon, under or from any property currently or formerly operated, leased, managed or used by Shared Technologies or any of its subsidiaries that through soil, air, surface water or groundwater migration or contamination has become located on, in or under such properties as resulting from or relating to Shared Technologies or any of its subsidiaries operations, lease, management or use thereof of for which Shared Technologies and any of its subsidiaries may be legally responsible;

                      (vii) no asbestos or asbestos containing material or any polychlorinated biphenyls are contained within products presently manufactured and, to the best knowledge of Shared Technologies manufactured at any time by Shared Technologies or any of its subsidiaries and, to the actual knowledge of Shared Technologies there is no asbestos or asbestos containing material or any polychlorinated biphenyl in, on or at any property or any facility or equipment owned, operated, leased, managed or used by Shared Technologies or any of its subsidiaries;

                     (viii) no property owned by Shared Technologies or any of its subsidiaries and to the actual knowledge of Shared Technologies, no property operated, leased, managed or used by Shared Technologies and any of its subsidiaries is (i) listed or proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list published by any governmental authority;

                       (ix) no underground storage tank or related piping is located at, under or on any property owned by Shared Technologies or any of its subsidiaries or to the actual knowledge of Shared Technologies, any property operated, leased, managed or used by Shared Technologies, nor to the actual knowledge of Shared Technologies, has any such tank or piping been removed or decommissioned from or at such property;

                        (x) all environmental investigations, studies, audits, assessments or reviews conducted of which Shared Technologies has actual knowledge in relation to the current or prior business or assets owned, operated, leased, managed or used of Shared Technologies or any of its subsidiaries or any real property, assets or facility now or previously owned, operated, leased, managed or used by Shared Technologies or any of its subsidiaries have been delivered to Fairchild; and

                       (xi) each of Shared Technologies and its subsidiaries has obtained all permits, licenses and other authorizations ("Authorizations") required under any Environmental Law with respect to the operation of its assets and business and its use, ownership and operation of any real property, and each such Authorization is in full force and effect.

         (b)      For purposes of Section 5.21(a):

                       (i) "Actual Knowledge of Shared Technologies" means the actual knowledge of individuals at the corporate management level of Shared Technologies and its subsidiaries.

                       (ii) "Environment" means any surface water, ground water, drinking water supply, land surface or subsurface strata, ambient air and including, without limitation, any indoor location;

                      (iii) "Environmental Claim" means any notice or claim by any person alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental costs, or harm, injuries or damages to any person, property or natural resources, and any fines or penalties) arising out of, based upon, resulting from or relating to (1) the emission, discharge, disposal or other release or threatened release in or into the Environment of any Hazardous Materials or (2) circumstances forming the basis of any violation, or alleged violation, of any applicable Environmental Law;

                       (iv) "Environmental  Laws" means all federal,  state, and
         local laws, codes, and regulations relating to pollution, the protection of human health, the protection of the Environment or the emission, discharge, disposal or other release or threatened release of Hazardous Materials in or into the Environment;

                       (v) "Hazardous Materials" means pollutants, contaminants or chemical, industrial, hazardous or toxic materials or wastes, and includes, without limitation, asbestos or asbestos-containing materials, PCBs and petroleum, oil or petroleum or oil products, derivatives or constituents; and

                       (vi) "Release" means any past or present spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of Hazardous Materials into the Environment or within structures (including the abandonment or discarding of barrels, containers or other closed receptacles containing any Hazardous Materials).

                  5.22 Disclosure. No representation or warranty by Shared Technologies herein, or in any certificate furnished by or on behalf of Shared Technologies to Fairchild in connection herewith, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

                  5.23 Absence of Undisclosed Liabilities. Neither Shared Technologies nor any of its subsidiaries has any liabilities or obligations (including without limitation any liabilities or obligations related to Shared Technologies Cellular, Inc.) of any nature, whether absolute, accrued, unmatured, contingent or otherwise, or any unsatisfied judgments or any leases of personalty or realty or unusual or extraordinary commitments, except the liabilities recorded on the Balance Sheet and the notes thereto, and except for liabilities or obligations incurred in the ordinary course of business and consistent with past practice since December 31, 1994 that would not individually or in the aggregate have a Shared Technologies Material Adverse Effect.

                  5.24 Finders or Brokers. Except as set forth in Section 5.24 of the Disclosure Statement, none of Shared Technologies, the subsidiaries of Shared Technologies, the Board of Directors or any member of the Board of Directors has employed any investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to a fee or any commission in connection with the Merger, and Section 5.24 of the Disclosure Statement sets forth the maximum consideration (present and future) agreed to be paid to each such party.

                  5.25 State Antitakeover Statutes. Shared Technologies has granted all approvals and taken all other steps necessary to exempt the Merger and the other transactions contemplated hereby from the requirements and provisions of Section 203 of the DGCL and any other applicable state antitakeover statute or regulation such that none of the provisions of such
Section 203 or any other "business combination," "moratorium," "control share" or other state antitakeover statute or regulation (x) prohibits or restricts Shared Technologies' ability to perform its obligations under this Agreement or its ability to consummate the Merger and the other transactions contemplated hereby, (y) would have the effect of invalidating or voiding this Agreement any provision hereof, or (z) would subject Fairchild to any material impediment or condition in connection with the exercise of any of its rights under this Agreement.


                                   ARTICLE VI

            REPRESENTATIONS AND WARRANTIES OF TFC, RHI AND FAIRCHILD

                  Each of TFC, RHI and Fairchild represents and warrants to Shared Technologies that:

                  6.1 Organization and Qualification. Each of Fairchild and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each of Fairchild and its subsidiaries is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified or in good standing which would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, operations, condition (financial or otherwise) or prospects of Fairchild and its subsidiaries taken as a whole (a "Fairchild Material Adverse Effect"). Neither Fairchild nor any of its subsidiaries is in violation of any of the provisions of its Certificate of Incorporation (or other applicable charter document) or By-Laws. Fairchild has delivered to Shared Technologies accurate and complete copies of the Certificate of Incorporation (or other applicable charter document) and By-Laws, as currently in effect, of each of Fairchild and its subsidiaries.

                  6.2 Capital Stock of Subsidiaries. The only direct or indirect subsidiaries of Fairchild are those listed in Section 6.2 of the Disclosure Statement previously delivered by Fairchild to Shared Technologies (the "Disclosure Statement"). Fairchild is directly or indirectly the record (except for directors' qualifying shares) and beneficial owner (including all qualifying shares owned by directors of such subsidiaries as reflected in Section 6.2 of the Disclosure Statement) of all of the outstanding shares of capital stock of each of its subsidiaries, there are no proxies with respect to such shares, and no equity securities of any of such subsidiaries are or may be required to be issued by reason of any options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any capital stock of any such subsidiary, and there are no contracts, commitments, understandings or arrangements by which any such subsidiary is bound to issue additional shares of its capital stock or securities convertible into or exchangeable for such shares. Other than as set forth in Section 6.2 of the Disclosure Statement, all of such shares so owned by Fairchild are validly issued, fully paid and nonassessable and are owned by it free and clear of any claim, lien or encumbrance of any kind with respect thereto. Except as disclosed in Section 6.2 of the Disclosure Statement, Fairchild does not directly or indirectly own any interest in any corporation, partnership, joint venture or other business association or entity.

                  6.3 Capitalization. The authorized capital stock of Fairchild consists of 1,400 shares of Common Stock, par value $100.00 per share, and 3,000,000 shares of Preferred Stock, without par value. As of the date hereof, 1,400 shares of Common Stock are issued and outstanding (all of which are owned by RHI), 424,701 shares of Series A Preferred Stock are issued and outstanding, 2,278 shares of Series B Preferred Stock are issued and outstanding (which will be extinguished immediately prior to the Effective Time) and 558,360 shares of Series C Preferred Stock are issued and outstanding. All of such issued and outstanding shares are validly issued, fully paid and nonassessable and free of preemptive rights. Except as set forth above, there are not now, and at the Effective Time, there will not be, any shares of capital stock of Fairchild issued or outstanding or any subscriptions, options, warrants, calls, claims, rights (including without limitation any stock appreciation or similar rights), convertible securities or other agreements or commitments of any character obligating Fairchild to issue, transfer or sell any of its securities.

                  6.4 Authority Relative to This Agreement. Each of TFC and RHI is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Each of TFC, RHI and Fairchild has full corporate power and authority to execute and deliver this Agreement and to consummate the Merger and other transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the Merger and other transactions contemplated hereby have been duly and validly authorized by the Board of Directors of each of TFC (which owns all of the outstanding common stock of RHI), RHI and Fairchild and no other corporate proceedings on the part of TFC, RHI or Fairchild are necessary to authorize this Agreement or to consummate the Merger or other transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of TFC (which owns all of the outstanding common stock of RHI), RHI and Fairchild and, assuming the due authorization, execution and delivery hereof by Shared Technologies, constitutes a valid and binding agreement of each of TFC, RHI and Fairchild, enforceable against each of TFC, RHI and Fairchild in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general equitable or fiduciary principles.

                  6.5      No Violations, etc.

                  (a) Assuming that all filings, permits, authorizations, consents and approvals or waivers thereof have been duly made or obtained as contemplated by Section 6.5(b) hereof, neither the execution and delivery of this Agreement by TFC, RHI or Fairchild nor the consummation of the Merger or other transactions contemplated hereby nor compliance by Fairchild with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of TFC, RHI or Fairchild or any of their respective subsidiaries under, any of the terms, conditions or provisions of (x) their respective charters or by-laws, (y) except as set forth in Section 6.5 of the Disclosure Statement, any note, bond, mortgage, indenture or deed of trust, or
(z) any license, lease, agreement or other instrument or obligation, to which TFC, RHI or Fairchild or any such subsidiary is a party or to which they or any of their respective properties or assets may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to TFC, RHI or Fairchild or any of their respective subsidiaries or any of their respective properties or assets, except, in the case of clauses (i)(z) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, suspensions, accelerations, rights of termination or acceleration or creations of liens, security interests, charges or encumbrances which would not, individually or in the aggregate, either have a Fairchild Material Adverse Effect or materially impair Fairchild's ability to consummate the Merger or other transactions contemplated hereby.

                  (b) No filing or registration with, notification to and no permit, authorization, consent or approval of any governmental entity is required by TFC, RHI or Fairchild or any of their respective subsidiaries in connection with the execution and delivery of this Agreement or the consummation by Fairchild of the Merger or other transactions contemplated hereby, except (i) in connection with the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (iii) filings with applicable state public utility commissions, and
(iv) such other filings, registrations, notifications, permits, authorizations, consents or approvals the failure of which to be obtained, made or given would not, individually or in the aggregate, either have a Fairchild Material Adverse Effect or materially impair Fairchild's ability to consummate the Merger or other transactions contemplated hereby.

                  (c) As of the date hereof, Fairchild and its subsidiaries are not in violation of or default under (x) their respective charter or bylaws, and
(y) except as set forth in Sections 6.5 and 6.9 of the Disclosure Statement, any note, bond, mortgage, indenture or deed of trust, or (z) any license, lease, agreement or other instrument or obligation to which Fairchild or any such subsidiary is a party or to which they or any of their respective properties or assets may be subject, except, in the case of clauses (y) and (z) above, for such violations or defaults which would not, individually or in the aggregate, either have a Fairchild Material Adverse Effect or materially impair Fairchild's ability to consummate the Merger or other transactions contemplated hereby.

                  6.6      Commission Filings; Financial Statements.

                  (a) Fairchild has filed all required forms, reports and documents during the past three years (collectively, the "SEC Reports") with the Securities and Exchange Commission (the "SEC"), all of which complied when filed in all material respects with all applicable requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder

(the "Exchange Act"). As of their respective dates the SEC Reports (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements of Fairchild and its subsidiaries included or incorporated by reference in such SEC Reports were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly presented the consolidated financial position of Fairchild and its subsidiaries (before giving effect to the Fairchild Reorganization) as of the dates thereof and the consolidated results of operations and consolidated cash flows for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and to the extent they may not include footnotes or may be condensed or summary statements).

                  (b) Fairchild will deliver to Shared Technologies as soon as they become available true and complete copies of any report or statement mailed by it to its securityholders generally or filed by it with the SEC, in each case subsequent to the date hereof and prior to the Effective Time. As of their respective dates, such reports and statements (excluding any information therein provided by Shared Technologies, as to which Fairchild makes no representation) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading and will comply in all material respects with all applicable requirements of law. The audited consolidated financial statements and unaudited consolidated interim financial statements of Fairchild and its subsidiaries to be included or incorporated by reference in such reports and statements (excluding any information therein provided by Shared Technologies, as to which Fairchild makes no representation) will be prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and will fairly present the consolidated financial position of Fairchild and its subsidiaries (before giving effect to the Fairchild Reorganization unless otherwise specified therein) as of the dates thereof and the consolidated results of operations and consolidated cash flows for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and to the extent they may not include footnotes or may be condensed or summary statements).

                  (c) Fairchild has delivered to Shared Technologies audited financial statements for the three years ended June 30, 1995 (the "Fairchild Financial Statements") which were prepared in accordance with generally accepted accounting principles applied on a consistent basis and which fairly present the consolidated financial position, results of operations and cash flows of Fairchild and its subsidiaries as if the Fairchild Reorganization had occurred at the beginning of such three-year period. In addition, Fairchild has delivered to Shared Technologies an unaudited pro forma balance sheet of each of D-M-E Inc., Fairchild Fasteners Inc. and RHI as of June 30, 1995 which was prepared in accordance with generally accepted accounting principles applied on a consistent basis and which fairly presents the consolidated financial position of such entities if the Fairchild Reorganization had occurred at such date.

                  (d) Fairchild will deliver to Shared Technologies within 45 days of the end of each fiscal quarter subsequent to the date hereof and prior to the Effective Time unaudited consolidated interim financial statements for such quarter prepared in accordance with generally accepted accounting principles on the same basis as the Fairchild Financial Statements were prepared.

                  6.7 Absence of Changes or Events. Except as set forth in Fairchild's Form 10-K for the fiscal year ended June 30, 1995, as filed with the SEC, since June 30, 1995:

                  (a) there has been no material adverse change, or any development involving a prospective material adverse change, in the general affairs, management, business, operations, condition (financial or otherwise) or prospects of Fairchild and its subsidiaries taken as a whole; (it being understood that no such material adverse change shall be deemed to have occurred with respect to Fairchild and VSI, taken as a whole, if the pro forma consolidated net worth of Fairchild, as evidenced by a pro forma closing date balance sheet to be delivered to Shared Technologies on the Effective Date, is at least $80,000,000);

                  (b) except as contemplated by Schedule 9.1 and except for dividends by Fairchild to RHI in an amount not exceeding capital contributions made to Fairchild by RHI since June 30, 1995 plus $4,000,000, there has not been any direct or indirect redemption, purchase or other acquisition of any shares of capital stock of Fairchild or any of its subsidiaries, or any declaration, setting aside or payment of any dividend or other distribution by Fairchild or any of its subsidiaries in respect of their capital stock;

                  (c) except in the ordinary course of its business and consistent with past practice neither Fairchild nor any of its subsidiaries has incurred any indebtedness for borrowed money, or assumed, guaranteed, endorsed or otherwise as an accommodation become responsible for the obligations of any other individual, firm or corporation, or made any loans or advances to any other individual, firm or corporation;

                  (d) there has not been any change in accounting methods, principles or practices of Fairchild or its subsidiaries;

                  (e) except in the ordinary course of business and for amounts which are not material, there has not been any revaluation by Fairchild or any of its subsidiaries of any of their respective assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivables;

                  (f) there has not been any damage, destruction or loss, whether covered by insurance or not, except for such as would not, individually or in the aggregate, have a Fairchild Material Adverse Effect; and

                  (g) there has not been any agreement by Fairchild or any of its subsidiaries to (i) do any of the things described in the preceding clauses
(a) through (f) other than as expressly contemplated or provided for in this Agreement or (ii) take, whether in writing or otherwise, any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this Article VI untrue or incorrect.

                  6.8 Proxy Statement. None of the information supplied by Fairchild or any of its subsidiaries for inclusion in the proxy statement to be sent to the shareholders of Shared Technologies in connection with the Special Meeting (as hereinafter defined), including all amendments and supplements thereto (the "Proxy Statement"), shall on the date the Proxy Statement is first mailed to shareholders, and at the time of the Special Meeting or at the Effective Time, be false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Special Meeting which has become false or misleading. None of the information to be filed by Fairchild and Shared Technologies with the SEC in connection with the Merger or in any other documents to be filed with the SEC or any other regulatory or governmental agency or authority in connection with the transactions contemplated hereby, including any amendments thereto (the "Other Documents"), insofar as such information was provided or supplied by Fairchild or any of its subsidiaries, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement shall comply in all material respects with the requirements of the Exchange Act.

                  6.9 Litigation. Except as set forth in Section 6.9 of the Disclosure Statement, there is no (i) claim, action, suit or proceeding pending or, to the best knowledge of TFC, RHI, Fairchild or any of their subsidiaries, threatened against or relating to Fairchild or any of its subsidiaries before any court or governmental or regulatory authority or body or arbitration tribunal, or (ii) outstanding judgment, order, writ, injunction or decree, or application, request or motion therefor, of any court, governmental agency or arbitration tribunal in a proceeding to which Fairchild, any subsidiary of Fairchild or any of their respective assets was or is a party except, in the case of clauses (i) and (ii) above, such as would not, individually or in the aggregate, either have a Fairchild Material Adverse Effect or materially impair Fairchild's ability to consummate the Merger or other transactions contemplated hereby.

                  6.10 Insurance. Section 6.10 of the Disclosure Statement lists all insurance policies in force on the date hereof covering the businesses, properties and assets of

Fairchild and its subsidiaries, and all such policies are currently in effect. True and complete copies of all such policies have been delivered to Shared Technologies. Except as set forth in Section 6.10 of the Disclosure Statement, Fairchild has not received notice of the cancellation of any such insurance policy.

                  6.11 Title to and Condition of Properties. Except as set forth in Section 6.11 of the Disclosure Statement, Fairchild and its subsidiaries have good title to all of the real property and own outright all of the personal property (except for leased property or assets) which is reflected on Fairchild's and its subsidiaries' June 30, 1995 audited consolidated balance sheet contained in the Fairchild Financial Statements (the "Balance Sheet") except for property since sold or otherwise disposed of in the ordinary course of business and consistent with past practice. Except as set forth in Sections
6.9 and 6.11 of the Disclosure Statement, no such real or personal property is subject to claims, liens or encumbrances, whether by mortgage, pledge, lien, conditional sale agreement, charge or otherwise, except for those which would not, individually or in the aggregate, have a Fairchild Material Adverse Effect.
Section 6.11 of the Disclosure Statement contains a true and complete list of all real properties owned by Fairchild and its subsidiaries.

                  6.12 Leases. There has been made available to Shared Technologies true and complete copies of each lease requiring the payment of rentals aggregating at least $35,000 per annum pursuant to which real or personal property is held under lease by Fairchild or any of its subsidiaries, and true and complete copies of each lease pursuant to which Fairchild or any of its subsidiaries leases real or personal property to others. A true and complete list of all such leases is set forth in Section 6.12 of the Disclosure Statement. All of the leases so listed are valid and subsisting and in full force and effect and subject to no default with respect to Fairchild or its subsidiaries, as the case may be, and, to Fairchild's knowledge, are in full force and effect and subject to no default and subject to no default with respect to any other party thereto, and the leased real property is in good and satisfactory condition.

                  6.13  Contracts  and  Commitments.  Other than as disclosed in
Section 6.13 of the Disclosure Statement, no existing contract or commitment contains an agreement with respect to any change of control that would be triggered as a result of the Merger. Other than as set forth in Section 6.13 of the Disclosure Statement, neither this Agreement, the Merger nor the other transactions contemplated hereby will result in any outstanding loans or borrowings by Fairchild or any subsidiary of Fairchild becoming due, going into default or giving the lenders or other holders of debt instruments the right to require Fairchild or any of its subsidiaries to repay all or a portion of such loans or borrowings.

                  6.14 Labor Matters. Each of Fairchild and its subsidiaries is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and neither Fairchild nor any of its subsidiaries is engaged in any unfair labor practice. There is no labor strike, slowdown or stoppage pending (or, to the best knowledge of Fairchild, any labor strike or stoppage threatened) against or affecting Fairchild or any of its subsidiaries. No petition for certification has been filed and is pending before the National Labor Relations Board with respect to any employees of Fairchild or any of its subsidiaries who are not currently organized.

                  6.15 Compliance with Law. Except for matters set forth in the Disclosure Statement, neither Fairchild nor any of its subsidiaries has violated or failed to comply with any statute, law, ordinance, regulation, rule or order of any foreign, federal, state or local government or any other governmental department or agency, or any judgment, decree or order of any court, applicable to its business or operations, except where any such violation or failure to comply would not, individually or in the aggregate, have a Fairchild Material Adverse Effect; the conduct of the business of Fairchild and its subsidiaries is in conformity with all foreign, federal, state and local energy, public utility and health requirements, and all other foreign, federal, state and local governmental and regulatory requirements, except where such nonconformities would not, individually or in the aggregate, have a Fairchild Material Adverse Effect. Fairchild and its subsidiaries have all permits, licenses and franchises from governmental agencies required to conduct their businesses as now being conducted, except for such permits, licenses and franchises the absence of which would not, individually or in the aggregate, have a Fairchild Material Adverse Effect.

                  6.16 Board Recommendation. The Board of Directors of Fairchild has, by a unanimous vote at a meeting of such Board duly held on, or by unanimous written consent of such Board dated, November 9, 1995, approved and adopted this Agreement, the Merger and the other transactions contemplated hereby.

                  6.17 Employment and Labor Contracts. Neither Fairchild nor any of its subsidiaries is a party to any employment, management services, consultation or other similar contract with any past or present officer, director, employee or other person or, to the best of Fairchild's knowledge, any entity affiliated with any past or present officer, director or employee or other person other than those set forth in Section 6.17 of the Disclosure Statement and other than those which (x) have a term of less than one year and
(y) involve payments of less than $30,000 per year, in each case true and complete copies of which contracts have been delivered to Shared Technologies, and other than the agreements executed by employees generally, the forms of which have been delivered to Shared Technologies.

                  6.18 Patents and Trademarks. Fairchild and its subsidiaries own or have the right to use all patents, patent applications, trademarks, trademark applications, trade names, inventions, processes, know-how and trade secrets necessary to the conduct of their respective businesses, except for those which the failure to own or have the right to use would not, individually or in the aggregate, have a Fairchild Material Adverse Effect ("Proprietary Rights"). All issued patents and trademark registrations and pending patent and trademark applications of the Proprietary Rights have previously been delivered to Shared Technologies. No rights or licenses to use Proprietary Rights have been granted by Fairchild or its subsidiaries except those listed in Section
6.18 of the Disclosure Statement; and no contrary assertion has been made to Fairchild or any of its subsidiaries or notice of conflict with any asserted right of others has been given by any person except those which, even if correct, would not, individually or in the aggregate, have a Fairchild Material Adverse Effect. Fairchild has not given notice of any asserted claim or conflict to a third party with respect to Fairchild's Proprietary Rights. True and complete copies of all material license agreements under which Fairchild or any of its subsidiaries is a licensor or licensee have been delivered to Shared Technologies.

                  6.19 Taxes. "Tax" or "Taxes" shall mean all federal, state, local and foreign taxes, duties, levies, charges and assessments of any nature, including social security payments and deductibles relating to wages, salaries and benefits and payments to subcontractors (to the extent required under applicable Tax law), and also including all interest, penalties and additions imposed with respect to such amounts. Except as set forth in Sections 6.9 and
6.19 of the Disclosure Statement: (i) Fairchild and its subsidiaries have prepared and timely filed or will timely file with the appropriate governmental agencies all franchise, income and all other material Tax returns and reports required to be filed for any period ending on or before the Effective Time, taking into account any extension of time to file granted to or obtained on behalf of Fairchild and/or its subsidiaries; (ii) all material Taxes of Fairchild and its subsidiaries in respect of the pre-Merger period have been paid in full to the proper authorities, other than such Taxes as are being contested in good faith by appropriate proceedings and/or are adequately reserved for in accordance with generally accepted accounting principles; (iii) all deficiencies resulting from Tax examinations of federal, state and foreign income, sales and franchise and all other material Tax returns filed by Fairchild and its subsidiaries have either been paid or are being contested in good faith by appropriate proceedings; (iv) to the best knowledge of Fairchild, no deficiency has been asserted or assessed against Fairchild or any of its subsidiaries, and no examination of Fairchild or any of its subsidiaries is pending or threatened for any material amount of Tax by any taxing authority;
(v) no extension of the period for assessment or collection of any material Tax is currently in effect and no extension of time within which to file any material Tax return has been requested, which Tax return has not since been filed; (vi) no material Tax liens have been filed with respect to any Taxes;
(vii) Fairchild and each of its subsidiaries will not make any voluntary adjustment by reason of a change in their accounting methods for any pre-Merger period that would affect the taxable income or deductions of Fairchild or any of its subsidiaries for any period ending after the Effective Date; (viii) Fairchild and its subsidiaries have made timely payments of the Taxes required to be deducted and withheld from the wages paid to their employees; (ix) the Tax Sharing Agreement under which Fairchild or any subsidiary will have any obligation or liability on or after the Effective Date is attached as Exhibit E;
(x) Fairchild has foreign losses as defined in Section 904(f)(2) of the Code listed in Section 6.19 of the

Disclosure Statement; (xi) Fairchild and its subsidiaries have unused foreign tax credits set forth in Section 6.19 of the Disclosure Statement; and (xii) to the best knowledge of Fairchild, there are no transfer pricing agreements made with any taxation authority involving Fairchild and its subsidiaries.

                  6.20     Employee Benefit Plans; ERISA.

                  (a) Except as set forth in Section 6.20 of the Disclosure Statement, there are no "employee pension benefit plans" as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), covering employees employed in the United States, maintained or contributed to by Fairchild or any of its subsidiaries, or to which Fairchild or any of its subsidiaries contributes or is obligated to make payments thereunder or otherwise may have any liability ("Pension Benefits Plans").

                  (b) Fairchild has furnished Shared Technologies with a true and complete schedule of all "welfare benefit plans" (as defined in Section 3(1) of ERISA) covering employees employed in the United States, maintained or contributed to by Fairchild or any of its subsidiaries ("Welfare Plans"), all multiemployer plans as defined in Section 3(37) of ERISA covering employees employed in the United States to which Fairchild or any of its subsidiaries is required to make contributions or otherwise may have any liability, and, to the extent covering employees employed in the United States, all stock bonus, stock option, restricted stock, stock appreciation right, stock purchase, bonus, incentive, deferred compensation, severance and vacation plans maintained or contributed to by Fairchild or a subsidiary.

                  (c) Fairchild and each of its subsidiaries, and each of the Pension Benefit Plans and Welfare Plans, are in compliance with the applicable provisions of ERISA and other applicable laws except where the failure to comply would not, individually or in the aggregate, have a Fairchild Material Adverse Effect.

                  (d) All  contributions  to, and  payments  from,  the  Pension
Benefit Plans which are required to have been made in accordance with the Pension Benefit Plans and, when applicable, Section 302 of ERISA or Section 412 of the Code have been timely made except where the failure to make such contributions or payments on a timely basis would not, individually or in the aggregate, have a Fairchild Material Adverse Effect. All contributions required to have been made in accordance with Section 302 of ERISA or Section 412 of the Code to any employee pension benefit plan (as defined in Section 3(2) of ERISA) maintained by an ERISA Affiliate of Fairchild or any of its subsidiaries have been timely made except where the failure to make such contributions on a timely basis would not individually or in the aggregate have a Fairchild Material Adverse Effect. For purposes of this Agreement, "ERISA Affiliate" shall mean any person (as defined in Section 3(9) of ERISA) that is a member of any group of persons described in Section 414(b), (c), (m) or (o) of the Code of which Fairchild or a subsidiary is a member.

                  (e) The  Pension  Benefit  Plans  intended  to  qualify  under
Section 401 of the Code are so qualified and have been determined by the Internal Revenue Service ("IRS") to be so qualified and nothing has occurred with respect to the operation of such Pension Benefit Plans which would cause the loss of such qualification or exemption or the imposition of any material liability, penalty or tax under ERISA or the Code. Such plans have been or will be, on a timely basis, (i) amended to comply with changes to the Code made by the Tax Reform Act of 1986, the Unemployment Compensation Amendments of 1992, the Omnibus Budget Reconciliation Act of 1993, and other applicable legislative, regulatory or administrative requirements; and (ii) submitted to the Internal Revenue Service for a determination of their tax qualification, as so amended; and no such amendment will adversely affect the qualification of such plans.

                  (f) Each Welfare Plan that is intended to qualify for exclusion of benefits thereunder from the income of participants or for any other tax-favored treatment under any provisions of the Code (including, without limitation, Sections 79, 105, 106, 125, or 129 of the Code) is and has been maintained in compliance with all pertinent provisions of the Code and Treasury Regulations thereunder.

                  (g) Except as disclosed in Fairchild's Form 10-K for the fiscal year ended June 30, 1995, there are (i) no investigations pending, to the best knowledge of Fairchild, by any governmental entity involving the Pension Benefit Plans or Welfare Plans, (ii) no termination proceedings involving the Pension Benefit Plans and (iii) no pending or, to the best of Fairchild's knowledge, threatened claims (other than routine claims for benefits), suits or proceedings against any Pension Benefit or Welfare Plan, against the assets of any of the trusts under any Pension Benefit or Welfare Plan or against any fiduciary of any Pension Benefit or Welfare Plan with respect to the operation of such plan or asserting any rights or claims to benefits under any Pension Benefit or Welfare Plan or against the assets of any trust under such plan, which would, in the case of clause (i), (ii) or (iii) of this paragraph (f), give rise to any liability which would, individually or in the aggregate, have a Fairchild
Material Adverse Effect, nor, to the best of Fairchild's knowledge, are there are any facts which would give rise to any liability which would, individually or in the aggregate, have a Fairchild Material Adverse Effect in the event of any such investigation, claim, suit or proceeding.

                  (h) None of Fairchild, any of its subsidiaries or any employee of the foregoing, nor any trustee, administrator, other fiduciary or any other "party in interest" or "disqualified person" with respect to the Pension Benefit Plans or Welfare Plans, has engaged in a "prohibited transaction" (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) which would be reasonably likely to result in a tax or penalty on Fairchild or any of its subsidiaries under Section 4975 of the Code or Section 502(i) of ERISA which would, individually or in the aggregate, have a Fairchild Material Adverse Effect.

                  (i) Neither the Pension Benefit Plans subject to Title IV of ERISA nor any trust created thereunder has been terminated nor have there been any "reportable events" (as defined in Section 4043 of ERISA and the regulations thereunder) with respect to either thereof which would, individually or in the aggregate, have a Fairchild Material Adverse Effect nor has there been any event with respect to any Pension Benefit Plan requiring disclosure under Section 4063(a) of ERISA or any event with respect to any Pension Benefit Plan requiring disclosure under Section 4041(c)(3)(C) of ERISA which would, individually or in the aggregate, have a Fairchild Material Adverse Effect.

                  (j) Neither Fairchild nor any subsidiary of Fairchild has incurred any currently outstanding liability to the Pension Benefit Guaranty Corporation (the "PBGC") or to a trustee appointed under Section 4042(b) or (c) of ERISA other than for the payment of premiums, all of which have been paid when due. No Pension Benefit Plan has applied for, or received, a waiver of the minimum funding standards imposed by Section 412 of the Code. The information supplied to the actuary by Fairchild or any of its subsidiaries for use in preparing the most recent actuarial report for Pension Benefit Plans is complete and accurate in all material respects.

                  (k) Except as set forth in Section 6.20 of the Disclosure Statement, neither Fairchild, any of its subsidiaries nor any of their ERISA Affiliates has any liability (including any contingent liability under Section 4204 of ERISA) with respect to any multiemployer plan, within the meaning of
Section 3(37) of ERISA, covering employees employed in the United States.

                  (l) Except as disclosed in Section 6.20 of the Disclosure Statement, with respect to each of the Pension Benefit and Welfare Plans, true, correct and complete copies of the following documents have been delivered to Shared Technologies: (i) the current plans and related trust documents, including amendments thereto, (ii) any current summary plan descriptions, (iii) the most recent Forms 5500, financial statements and actuarial reports, if applicable, (iv) the most recent IRS determination letter, if applicable; and
(v) if any application for an IRS determination letter is pending, copies of all such applications for determination including attachments, exhibits and schedules thereto.

                  (m) Neither Fairchild, any of its subsidiaries, any organization to which Fairchild is a successor or parent corporation, within the meaning of Section 4069(b) of ERISA, nor any of their ERISA Affiliates has engaged in any transaction, within the meaning of Section 4069(a) of ERISA, the liability for which would, individually or in the aggregate, have a Fairchild Material Adverse Effect.

                  (n) Except as disclosed in Section 6.20 of the Disclosure Statement, none of the Welfare Plans maintained by Fairchild or any of its subsidiaries are retiree life or retiree health insurance plans which provide for continuing benefits or coverage for any participant or any beneficiary of a participant following termination of employment, except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), or except at the expense of the participant or the participant's beneficiary. Fairchild and each of its subsidiaries which maintain a "group health plan" within the meaning of Section 5000(b)(1) of the Code have complied with the notice and continuation requirements of Section 4980B of the Code, COBRA, Part 6 of Subtitle B of Title I of ERISA and the
regulations thereunder except where the failure to comply would not, individually or in the aggregate, have a Fairchild Material Adverse Effect.

                  (o) No liability under any Pension Benefit or Welfare Plan has been funded nor has any such obligation been satisfied with the purchase of a contract from an insurance company as to which Fairchild or any of its
subsidiaries   has   received   notice  that  such   insurance   company  is  in
rehabilitation.

                  (p) Except pursuant to the agreements listed in Section 6.20 of the Disclosure Statement, the consummation of the transactions contemplated by this Agreement will not result in an increase in the amount of compensation or benefits or accelerate the vesting or timing of payment of any benefits or compensation payable to or in respect of any employee of Fairchild or any of its subsidiaries.

                  (q) Fairchild has disclosed to Shared  Technologies in Section
6.20 of the Disclosure Statement each material Foreign Plan to the extent the benefits provided thereunder are not mandated by the laws of the applicable foreign jurisdiction. Fairchild and each of its subsidiaries and each of the Foreign Plans are in compliance with applicable laws and all required contributions have been made to the Foreign Plans, except where the failure to comply or make contributions would not, individually or in the aggregate, have a Fairchild Material Adverse Effect. For purposes hereof, the term "Foreign Plan" shall mean any plan with respect to benefits voluntarily provided by Fairchild or any subsidiary with respect to employees of any of them employed outside the United States.

                  6.21     Environmental Matters.

                    (a) Except as set forth in  Section  6.21 of the  Disclosure
Statement:

                    (i) each of Fairchild and its subsidiaries, and the properties and assets owned by them, and to the actual knowledge of
         Fairchild, all properties operated, leased, managed or used by Fairchild and its subsidiaries are in compliance with all applicable Environmental Laws except where the failure to be in compliance would not, individually or in the aggregate, have a Fairchild Material Adverse Effect;

                   (ii) there is no Environmental Claim that is (1) pending or threatened against Fairchild or any of its subsidiaries or (2) pending or threatened against any person or entity or any assets owned by Fairchild or its subsidiaries whose liability for such Environmental Claim has been retained or assumed by contract or otherwise by Fairchild or any of its subsidiaries or can be imputed or attributed by law to Fairchild or any of its subsidiaries, the effect of any of which would, individually or in the aggregate, have a Fairchild Material Adverse Effect;

                  (iii)  there  are no  past  or  present  actions,  activities, circumstances, conditions, events or incidents arising out of, based upon, resulting from or relating to the ownership, operation or use of any property or assets currently or formerly owned, operated or used by Fairchild or any of its subsidiaries (or any predecessor in interest of any of them), including, without limitation, the generation, storage, treatment or transportation of any Hazardous Materials, or the emission, discharge, disposal or other Release or threatened Release of any Hazardous Materials into the Environment which is presently expected to result in an Environmental Claim;

                   (iv) no lien has been recorded under any Environmental Law with respect to any material property, facility or asset owned by Fairchild or any of its subsidiaries, and to the actual knowledge of Fairchild, no lien has been recorded under any Environmental Law with respect to any material property, facility or asset, operated, leased or managed or used by Fairchild or its subsidiaries and relating to or resulting from Fairchild or its subsidiaries operations, lease, management or use for which Fairchild or its subsidiaries may be legally responsible;

                    (v)  neither  Fairchild  nor  any  of its  subsidiaries  has
         received   notice  that  it  has  been   identified  as  a  potentially
         responsible party or any request for information under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource Conservation and Recovery Act, as amended ("RCRA"), or any comparable state law nor has Fairchild or any of its subsidiaries received any notification that any Hazardous

         Materials that it or any of their respective predecessors in interest has used, generated, stored, treated, handled, transported or disposed of, or arranged for transport for treatment or disposal of, or arranged for disposal or treatment of, has been found at any site at which any person is conducting or plans to conduct an investigation or other action pursuant to any Environmental Law;

                   (vi) to the actual knowledge of Fairchild, there has been no Release of Hazardous Materials at, on, upon, under, from or into any real property in the vicinity of any property currently or formerly owned by Fairchild or any of its subsidiaries that, through soil, air, surface water or groundwater migration or contamination, has become located on, in or under such properties and, to the actual knowledge of Fairchild, there has been no release of Hazardous Materials at, on, upon, under or from any property currently or formerly operated, leased, managed or used by Fairchild or any of its subsidiaries that through soil, air, surface water or groundwater migration or contamination has become located on, in or under such properties as resulting from or relating to Fairchild or any of its subsidiaries operations, lease, management or use thereof of for which Fairchild and any of its subsidiaries may be legally responsible;

                  (vii) no asbestos or asbestos containing material or any polychlorinated biphenyls are contained within products presently manufactured and, to the best knowledge of Fairchild manufactured at any time by Fairchild or any of its subsidiaries and, to the actual knowledge of Fairchild there is no asbestos or asbestos containing material or any polychlorinated biphenyl in, on or at any property or any facility or equipment owned, operated, leased, managed or used by Fairchild or any of its subsidiaries;

                 (viii) no property owned by Fairchild or any of its subsidiaries and to the actual knowledge of Fairchild, no property operated, leased, managed or used by Fairchild and any of its subsidiaries is (i) listed or proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list published by any governmental authority;

                   (ix) no underground storage tank or related piping is located at, under or on any property owned by Fairchild or any of its subsidiaries or, to the actual knowledge of Fairchild, any property operated, leased, managed or used by Fairchild and any of its subsidiaries, nor, to the actual knowledge of Fairchild, has any such tank or piping been removed or decommissioned from or at such property;

                    (x) all environmental investigations, studies, audits, assessments or reviews conducted of which Fairchild has actual knowledge in relation to the current or prior business or assets owned, operated, leased managed or used by Fairchild or any of its subsidiaries or any real property, assets or facility now or previously owned operated, managed, leased or used by Fairchild or any of its subsidiaries have been delivered to Shared Technologies; and

                   (xi) each of Fairchild and its subsidiaries has obtained all permits, licenses and other authorizations ("Authorizations") required under any Environmental Law with respect to the operation of its assets and business and its use, ownership and operation of any real property, and each such Authorization is in full force and effect.

                    (b)       For purposes of Section 6.21(a):

                   (i)  "Actual   Knowledge  of  Fairchild"   means  the  actual
         knowledge of individuals at the corporate management level of Fairchild and its subsidiaries.

                   (ii) "Environment" means any surface water, ground water, drinking water supply, land surface or subsurface strata, ambient air and including, without limitation, any indoor location;

                   (iii) "Environmental Claim" means any notice or claim by any person alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental costs, or harm, injuries or damages to any person, property or natural resources, and any fines or penalties) arising out of, based upon, resulting from or relating to (1) the emission, discharge, disposal or other release or threatened release in or into the Environment of any Hazardous Materials or

         (2) circumstances forming the basis of any violation, or alleged violation, of any applicable Environmental Law;

                   (iv) "Environmental Laws" means all federal, state and local laws, codes and regulations relating to pollution, the protection of human health, the protection of the Environment or the emission, discharge, disposal or other release or threatened release of Hazardous Materials in or into the Environment;

                   (v) "Hazardous Materials" means pollutants, contaminants or chemical, industrial, hazardous or toxic materials or wastes, and includes, without limitation, asbestos or asbestos-containing materials, PCBs and petroleum, oil or petroleum or oil products, derivatives or constituents; and

                   (vi) "Release" means any past or present spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of Hazardous Materials into the Environment or within structures (including the abandonment or discarding of barrels, containers or other closed receptacles containing any Hazardous Materials).

                  6.22 Disclosure. No representation or warranty by Fairchild herein, or in any certificate furnished by or on behalf of Fairchild to Shared Technologies in connection herewith, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

                  6.23 Absence of Undisclosed Liabilities. Except as set forth in Section 6.9 of the Disclosure Statement, neither Fairchild nor any of its subsidiaries has any liabilities or obligations of any nature, whether absolute, accrued, unmatured, contingent or otherwise, or any unsatisfied judgments or any leases of personalty or realty or unusual or extraordinary commitments, except the liabilities recorded on the Balance Sheet and the notes thereto, and except for liabilities or obligations incurred in the ordinary course of business and consistent with past practice since June 30, 1995 that would not individually or in the aggregate have a Fairchild Material Adverse Effect.

                  6.24 Finders or Brokers. Except as set forth in Section 6.24 of the Disclosure Statement, none of Fairchild, the subsidiaries of Fairchild, the Board of Directors or any member of the Board of Directors has employed any investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to a fee or any commission in connection with of the Merger, and Section 6.24 of the Disclosure Statement sets forth the maximum consideration (present and future) agreed to be paid to each such party.


                                   ARTICLE VII

                      CONDUCT OF BUSINESS OF FAIRCHILD AND
                     SHARED TECHNOLOGIES PENDING THE MERGER

                  7.1 Conduct of Business of Fairchild and Shared Technologies Pending the Merger. Except as contemplated by this Agreement or as expressly agreed to in writing by Fairchild and Shared Technologies, during the period from the date of this Agreement to the Effective Time, each of Fairchild and its subsidiaries and Shared Technologies and its subsidiaries will conduct their respective operations according to its ordinary course of business consistent with past practice, and will use all commercially reasonable efforts to preserve intact its business organization, to keep available the services of its officers and employees and to maintain satisfactory relationships with suppliers, distributors, customers and others having business relationships with it and will take no action which would materially adversely affect the ability of the parties to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, prior to the Effective Time, neither Fairchild nor
Shared Technologies will nor will they permit any of their respective subsidiaries to, without the prior written consent of the other party:

                   (a) amend its certificate of incorporation or by-laws, except Shared Technologies may amend its certificate of incorporation and bylaws as required by the terms of this Agreement;

                  (b) authorize for issuance, issue, sell, deliver, grant any options for, or otherwise agree or commit to issue, sell or deliver any shares of any class of its capital stock or any securities convertible into shares of any class of its capital stock, except (i) pursuant to and in accordance with the terms of currently outstanding convertible securities, warrants and options, and
         (ii) options granted under the Stock Option Plans of Shared Technologies, in the ordinary course of business consistent with past practice;

                  (c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock or purchase, redeem or otherwise acquire any shares of its own capital stock or of any of its subsidiaries, except as otherwise expressly provided in this Agreement (including, without limitation, Section 6.7(b)) and except for the distribution of the shares of Shared Technologies Cellular Inc. to the shareholders of Shared Technologies;

                  (d) except in the ordinary course of business, consistent with past practice (i) create, incur, assume, maintain or permit to exist any long-term debt or any short-term debt for borrowed money other than under existing lines of credit; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person except its wholly owned subsidiaries in the ordinary course of business and consistent with past practices; or (iii) make any loans, advances or capital contributions to, or investments in, any other person;

                  (e) except as otherwise expressly contemplated by this Agreement (including without limitation as set forth in Schedule 6.17 to the Disclosure Statement) or in the ordinary course of business, consistent with past practice, (i) increase in any manner the compensation of any of its directors, officers or other employees; (ii) pay or agree to pay any pension, retirement allowance or other employee benefit not required, or enter into or agree to enter into any agreement or arrangement with such director, officer or employee, whether past or present, relating to any such pension, retirement allowance or other employee benefit, except as required under currently existing agreements, plans or arrangements; (iii) grant any severance or termination pay to, or enter into any employment or severance agreement with, any of its directors, officers or other employees; or (iv) except as may be required to comply with applicable law, become obligated (other than pursuant to any new or renewed collective bargaining agreement) under any new pension plan, welfare plan, multiemployer plan, employee benefit plan, benefit arrangement, or similar plan or arrangement, which was not in existence on the date hereof, including any bonus, incentive, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, severance pay, retirement or other benefit plan, agreement or arrangement, or employment or consulting agreement with or for the benefit of any person, or amend any of such plans or any of such agreements in existence on the date hereof;

                  (f) except as otherwise expressly contemplated by this Agreement, enter into any other agreements, commitments or contracts, except agreements, commitments or contracts for the purchase, sale or lease of goods or services in the ordinary course of business, consistent with past practice;

                  (g) except in the ordinary course of business, consistent with past practice, or as contemplated by this Agreement, authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into any agreement in principle or an agreement with respect to, any plan of liquidation or dissolution, any acquisition of a material amount of assets or securities, any sale, transfer, lease, license, pledge, mortgage, or other disposition or encumbrance of a material amount of assets or securities or any material change in its capitalization, or any entry into a material contract or any amendment or modification of any material contract or any release or relinquishment of any material contract rights; or

                  (h)      agree to do any of the foregoing.


                                  ARTICLE VIII

                            COVENANTS AND AGREEMENTS

                  8.1      Approval of Stockholders; SEC and Other Filings.

                  (a) Shared Technologies shall cause a special meeting of its stockholders (the "Special Meeting") to be duly called and held as soon as reasonably practicable for the purpose of (i) voting on this Agreement, (ii) authorizing Shared Technologies' Board of Directors, to the extent permitted by law, to make modifications of or amendments to this Agreement as Shared Technologies' Board of Directors deems proper without further stockholder approval and (iii) voting on all other actions contemplated hereby which require the approval of Shared Technologies' stockholders, including without limitation any such approval needed to amend Shared Technologies' Certificate of Incorporation and Bylaws as required by this Agreement. Shared Technologies shall comply with all applicable legal requirements in connection with the Special Meeting.

                  (b) Shared Technologies and Fairchild shall cooperate with each other and use their best efforts to file with the SEC or other applicable regulatory or governmental agency or authority, as the case may be, as promptly as practicable the Proxy Statement and the Other Documents. The parties shall use their best efforts to have the Proxy Statement cleared by the SEC as promptly as practicable after filing and, as promptly as practicable after the Proxy Statement has been so cleared, shall mail the Proxy Statement to the stockholders of Shared Technologies as of the record date for the Special Meeting. Subject to the fiduciary obligations of Shared Technologies' Board of Directors under applicable law as advised by Gadsby & Hannah or other nationally recognized counsel, the Proxy Statement shall contain the recommendation of the Board in favor of the Merger and for approval and adoption of this Agreement. In addition to the irrevocable proxy received from a stockholder of Shared Technologies prior to the date hereof, Shared Technologies shall use its best efforts to solicit from stockholders of Shared Technologies proxies or consents in favor of such approval and to take all other action necessary or, in the reasonable judgment of Fairchild, helpful to secure the vote of stockholders required by law to effect the Merger. Shared Technologies and Fairchild each shall use its best efforts to obtain and furnish the information required to be included in the Proxy Statement and any Other Document, and Shared Technologies, after consultation with Fairchild, shall use its best efforts to respond as promptly as is reasonably practicable to any comments made by the SEC or any other applicable regulatory or governmental agency or authority with respect to any of the foregoing (or any preliminary version thereof). Shared

Technologies will promptly notify Fairchild of the receipt of the comments of the SEC or any other applicable regulatory or governmental agency or authority, as the case may be, and of any request by any of the foregoing for amendments or supplements to the Proxy Statement or any Other Document, as the case may be, or for additional information, and will supply Fairchild with copies of all correspondence between Shared Technologies and its representatives, on the one hand, and the SEC, any other applicable regulatory or governmental agency or authority or the members of the staff of any of the foregoing, on the other hand, with respect to the Proxy Statement or any Other Document, as the case may be. If at any time prior to the Special Meeting any event should occur relating to Shared Technologies or any of its subsidiaries or Fairchild or any of its affiliates or associates, or relating to the Financing (as hereinafter defined) which should be set forth in an amendment of or a supplement to, the Proxy Statement or any Other Document, Shared Technologies will promptly inform Fairchild or Fairchild will promptly inform Shared Technologies, as the case may be. Whenever any event occurs which should be set forth in an amendment of, or a supplement to, the Proxy Statement or any Other Document, as the case may be, Fairchild and Shared Technologies will upon learning of such event, cooperate and promptly prepare, file and mail such amendment or supplement.

                  (c) Fairchild shall use its best efforts to file with and obtain from the Internal Revenue Service a favorable ruling to the effect set forth in Schedule 9.2(d) hereto. Fairchild and Shared Technologies shall cooperate with each other and use their best efforts to effect a tender offer and consent solicitation for the outstanding 12 1/4% Senior Notes due 1999 of Fairchild and, if the Merger is consummated, to retire all such Notes tendered in such offer.

                  8.2      Additional Agreements; Cooperation.

                  (a) Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, and to cooperate with each other in connection with the foregoing, including using its best efforts (i) to obtain all necessary waivers, consents and approvals from other parties to loan agreements, leases and other contracts that are specified on Schedule 8.2 to the Disclosure Statement,
(ii) to obtain all necessary consents, approvals and authorizations as are required to be obtained under any federal, state or foreign law or regulations,
(iii) to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby, (iv) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, (v) to effect all necessary registrations and filings, including, but not limited to, filings under the HSR Act and any pre-merger notifications required in any other country, if any, and submissions of information requested by governmental authorities, (vi) provide all necessary information for the Proxy Statement and (vii) to fulfill all conditions to this Agreement. In addition, Fairchild agrees to use its best efforts (subject to compliance with all applicable securities laws) to solicit and receive the irrevocable proxies from shareholders of Shared Technologies contemplated by Section 10.1(b). Shared Technologies agrees to use its best efforts to cause the distribution to its shareholders of all shares of capital stock of Shared Technologies Cellular, Inc. ("STCI") owned by Shared Technologies and its subsidiaries to be completed prior to the Effective Time and, prior to such distribution to cause STCI, to enter into an agreement preventing STCI from competing in the telecommunications systems and service business.

                  (b) Shared Technologies will supply Fairchild with copies of all correspondence, filings or communications (or memoranda setting forth the substance thereof) between Shared Technologies or its representatives, on the one hand, and the Federal Trade Commission, the Antitrust Division of the United States Department of Justice, the SEC and any other regulatory or governmental agency or authority or members of their respective staffs, on the other hand, with respect to this Agreement, the Merger and the other transactions contemplated hereby. Each of the parties hereto agrees to furnish to the other party hereto such necessary information and reasonable assistance as such other party may request in connection with its preparation of necessary filings or submissions to any regulatory or governmental agency or authority, including, without limitation, any filing necessary under the provisions of the HSR Act or any other applicable Federal or state statute.

                  (c) Fairchild will supply Shared Technologies with copies of all correspondence, filings or communications (or memoranda setting forth the substance thereof) between Fairchild or its representatives, on the one hand, and the Federal Trade Commission, the Antitrust Division of the United States Department of Justice, the SEC or any other regulatory or governmental agency or authority or members of their respective staffs, on the other hand, with respect to this Agreement, the Merger and the other transactions contemplated hereby.

                  8.3 Publicity. Shared Technologies and Fairchild agree to consult with each other in issuing any press release and with respect to the general content of other public statements with respect to the transactions contemplated hereby, and shall not issue any such press release prior to such consultation, except as may be required by law.

                  8.4      No Solicitation.

                  (a) Each of Shared Technologies and Fairchild agrees that, prior to the Effective Time, it shall not, and shall not authorize or permit any of its subsidiaries or any of its or its subsidiaries' directors, officers, employees, agents or representatives to, directly or indirectly, solicit, initiate, facilitate or encourage (including by way of furnishing or disclosing non-public information) any inquiries or the making of any proposal with respect to any merger, consolidation or other business combination involving Shared Technologies or its subsidiaries or Fairchild or its subsidiaries or acquisition of any kind of all or substantially all of the assets or capital stock of Shared Technologies and its subsidiaries taken as a whole or Fairchild and its subsidiaries taken as a whole (an "Acquisition Transaction") or negotiate, explore or otherwise communicate in any way with any third party (other than Shared Technologies or Fairchild, as the case may be) with respect to any Acquisition Transaction or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by this Agreement; provided that Shared Technologies or Fairchild may, in response to an unsolicited written proposal with respect to an Acquisition Transaction from a financially capable third party that contains no financing condition, (i) furnish or disclose non-public information to such third party and (ii) negotiate, explore or otherwise communicate with such third party, in each case only if the Board of Directors of such party determines in good faith by a majority vote, after consultation with its legal and financial advisors, and after receipt of the written opinion of outside legal counsel of such party that failing to take such action would constitute a breach of the fiduciary duties of such Board of Directors, that taking such action is reasonably likely to lead to an Acquisition Transaction that is more favorable to the stockholders of such party than the Merger and that failing to take such action would constitute a breach of the Board's fiduciary duties.

                  (b) Each of Shared Technologies and Fairchild shall immediately advise the other in writing of the receipt of any inquiries or proposals relating to an Acquisition Transaction and any actions taken pursuant to Section 8.4(a).


                  8.5      Access to Information.

                  (a) From the date of this Agreement until the Effective Time, each of Shared Technologies and Fairchild will give the other party and its authorized representatives (including counsel, environmental and other consultants, accountants and auditors) full access during normal business hours to all facilities, personnel and operations and to all books and records of it and its subsidiaries, will permit the other party to make such inspections as it may reasonably require and will cause its officers and those of its subsidiaries to furnish the other party with such financial and operating data and other information with respect to its business and properties as such party may from time to time reasonably request.

                  (b) Each of the  parties  hereto  will hold and will cause its
consultants  and  advisors  to  hold  in  strict  confidence   pursuant  to  the
Confidentiality Agreement dated October 1995 between the parties (the "Confidentiality Agreement") all documents and information furnished to the other in connection with the transactions contemplated by this Agreement as if each such consultant or advisor was a party thereto, and the provisions of the Confidentiality Agreement shall survive any termination of this Agreement but will be extinguished at the Effective Time if the Merger occurs.

                  8.6   Financing.   Fairchild   will   cooperate   with  Shared
Technologies to assist Shared Technologies in obtaining the financing required for Shared Technologies to effect the Merger

(including the funds necessary to repay the indebtedness  referred to on Exhibit
9.1 and to pay the amounts owing to the holders of the Series A and Series C Preferred Stock) (the "Financing"). Immediately prior to the Effective Time, Fairchild will certify the aggregate amount of accrued and unpaid dividends on the Series A Preferred Stock and Series C Preferred Stock to be paid by Shared Technologies pursuant to the Merger.

                  8.7 Notification of Certain Matters. Shared Technologies or Fairchild, as the case may be, shall promptly notify the other of (i) its obtaining of actual knowledge as to the matters set forth in clauses (x) and (y) below, or (ii) the occurrence, or failure to occur, of any event which occurrence or failure to occur would be likely to cause (x) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time, or (y) any material failure of Shared Technologies or Fairchild, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations or warranties of the parties or the conditions to the obligations of the parties hereunder.

                  8.8 Board of Directors of Shared Technologies. The Shared Technologies Board of Directors shall take such corporate action as may be necessary to cause the directors comprising its full board to be changed at the Effective Time to include, subject to the requisite vote of the shareholders of Shared Technologies, immediately after the Effective Time on the Surviving Corporation Board of Directors the persons specified pursuant to the Shareholders Agreement.

                  8.9      Indemnification.

                  (a) The Surviving Corporation shall indemnify, defend and hold harmless the present and former officers, directors, employees and agents of Fairchild and its subsidiaries against all losses, claims, damages, expenses or liabilities arising out of actions or omissions or alleged actions or omissions occurring at or prior to the Effective Time to the same extent and on the same terms and conditions (including with respect to advancement of expenses) provided for in Fairchild's Certificate of Incorporation and By-Laws and agreements in effect at the date hereof (to the extent consistent with applicable law); provided that such actions or omissions or alleged actions or omissions are exclusively related to the business of the Fairchild Communications Services Company; and, provided, further, that in no event will this indemnity extend to the transactions effected pursuant to this Agreement, including but not limited to the Fairchild Reorganization.

                  (b) The provisions of this Section 8.9 are intended to be for the benefit of and shall be enforceable by each indemnified party hereunder, his or her heirs and his or her representatives.

                  8.10     Fees and Expenses.

                  (a) Except as set forth in Section 8.10(b), in the event this Agreement is terminated, Shared Technologies and Fairchild shall bear their respective expenses incurred in connection with the Merger, including, without limitation, the preparation, execution and performance of this Agreement and the transactions contemplated hereby, and all fees and expenses of investment bankers, finders, brokers, agents, representatives, counsel and accountants, except that the fees and expenses of CS First Boston shall be shared equally by Shared Technologies and Fairchild. If the Merger occurs, then the Surviving Corporation shall be responsible, and reimburse Fairchild, for all of such expenses incurred by Shared Technologies and Fairchild in connection with the Merger (but Fairchild's expenses shall only be borne by the Surviving Corporation to the extent set forth in Schedule 8.10).

                  (b) If  this  Agreement  is  terminated  pursuant  to  Section
10.1(d), (e) or (h), then Shared Technologies shall promptly, but in no event later than the next business day after the date of such termination, pay Fairchild, in immediately available funds, the amount of any and all fees and expenses incurred by Fairchild (including, but not limited to, fees and expenses of Fairchild's counsel, investment banking fees and expenses and printing expenses) in connection with this Agreement, the Merger and the other transactions contemplated hereby and, in addition, if such termination is pursuant to Section 10.1(h), a fee of $5,000,000. If this Agreement is terminated pursuant to Section 10.1(f) or (i) or pursuant to Section 10.1(c) solely due to the failure of Fairchild to satisfy the condition in Section 9.2(d) or to obtain tenders and consents from at least 51% of the outstanding principal amount of Fairchild's 12 1/4% Senior Notes due 1999 as contemplated by Schedule 9.1, then Fairchild shall promptly, but in no event later than the next business day after the date of such termination, pay Shared Technologies, in immediately available funds, the amount of any and all fees and expenses incurred by Shared Technologies
(including,  but not  limited  to,  fees and  expenses  of Shared  Technologies'
counsel,  investment  banking  fees  and  expenses  and  printing  expenses)  in connection with this Agreement, the Merger and the other transactions contemplated hereby and in addition, if such termination is pursuant to Section 10.1(i), a fee of $5,000,000.

                  8.11 Post-Merger Cooperation. After the Effective Time, the Surviving Corporation shall cooperate with RHI and permit RHI to take all actions (including without limitation the right to endorse checks and enter into agreements) reasonably required by RHI to allow RHI to assert title (and prosecute claims against and defend claims brought by third parties), whether in its own name or in the name of Fairchild, with respect to all assets, claims and privileges of Fairchild that were owned by it, and defend against all liabilities and claims attributable to it, in each case, immediately prior to the Fairchild Reorganization and that did not relate to the telecommunications systems and service business. After the Effective Time, RHI will cooperate with the Surviving Corporation and permit the Surviving Corporation to take all actions (including without limitation the right to endorse checks and enter into agreements) reasonably required by the Surviving Corporation to allow the Surviving Corporation to assert title (and prosecute claims against third parties) whether in its own name or in the name of Fairchild, with respect to all assets, claims and privileges of Fairchild's telecommunications systems and service business.


                                   ARTICLE IX

                              CONDITIONS TO CLOSING

                  9.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment or waiver by the Board of Directors of the waiving party (subject to applicable law) at or prior to the Effective Date of each of the following conditions:

                  (a) Shared Technologies' shareholders shall have duly approved and adopted the Merger, this Agreement and any other transactions contemplated hereby which require the approval of such shareholders by law as required by applicable law;

                  (b) any waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated;

                  (c) no order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental or regulatory authority or instrumentality that prohibits the consummation of the Merger or the transactions contemplated hereby;

                  (d) all necessary consents and approvals of any United States or any other governmental authority or any other third party required for the consummation of the transactions contemplated by this Agreement shall have been obtained except for such consents and approvals the failure to obtain which individually or in the aggregate would not have a material adverse effect on the Surviving Corporation and any waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated;

                  (e)  each  of the  transactions  set  forth  on  the  attached
         Schedule 9.1 shall have been consummated;

                  (f) the parties shall have received the written opinion of Donaldson, Lufkin & Jenrette Securities Corporation or another investment banking firm of nationally recognized standing selected by Fairchild that the fair market value of the Preferred Stock is at least equal to the positive difference between $47.5 million and the value of the Shared Technologies Common Stock to be received as Merger Consideration (based upon the closing price thereof on the date preceding the Effective Time); and

                  (g)  Mel D.  Borer  shall  have  been  offered  an  employment
         agreement  on  terms   satisfactory   to  both   Fairchild  and  Shared
         Technologies.

                  9.2 Additional Conditions to Obligations of Fairchild. The obligations of Fairchild to effect the Merger shall be subject to the fulfillment or waiver (subject to applicable law), at or prior to the Effective Date, of each of the following conditions:


                  (a) Shared Technologies shall have furnished Fairchild with certified copies of resolutions duly adopted by its Board of Directors approving the execution and delivery of this Agreement and the Merger and all other necessary corporate action to enable Shared Technologies to comply with the terms of this Agreement;

                  (b) Shared Technologies shall have performed or complied in all material respects with all its agreements, obligations and covenants required by this Agreement to be performed by it on or prior to the Effective Date, and Shared Technologies shall have delivered to Fairchild a certificate, dated the Effective Date, of its President and its Secretary to such effect;

                  (c) the representations and warranties of Shared Technologies contained herein shall be true and correct in all material respects on the date of this Agreement and the Effective Date as though such representations and warranties were made at and on such date, and Shared Technologies shall have delivered to Fairchild a certificate, dated the Effective Date, of its President and its Secretary to such effect;

                  (d) Fairchild shall have received a favorable ruling of the Internal Revenue Service to the effect set forth in Schedule 9.2(d) hereto;

                  (e) Shared Technologies shall have amended its Certificate of Incorporation and Bylaws to the extent set forth in Schedule 9.2(e);

                  (f) there shall not have occurred since December 31, 1994 any material adverse change in the business, operations, assets, financial condition or results of operations of Shared Technologies and its subsidiaries taken as a whole;

                  (g) Shared Technologies shall have executed and delivered a registration rights agreement in the form of Exhibit D hereto;

                  (h) Shared Technologies shall have entered into a Tax Sharing Agreement with RHI in the form of Exhibit E hereto; and

                  (i) Shared Technologies shall have, prior to the Effective Time, completed the distribution to its shareholders of all of the capital stock of Shared Technologies Cellular, Inc. owned by Shared Technologies and Shared Technologies Cellular, Inc. shall have executed a non-competition agreement with Shared Technologies, in form and substance satisfactory to Fairchild.

                  9.3 Additional Conditions to Obligations of Shared Technologies. The obligations of Shared Technologies to effect the Merger shall be subject to the fulfillment or waiver (subject to applicable law), at or prior to the Effective Date, of each of the following conditions:

                  (a) Each of TFC, RHI and Fairchild shall have furnished Shared Technologies with certified copies of resolutions duly adopted by its Board of Directors approving the execution and delivery of this Agreement and the Merger and all other necessary corporate action to enable Fairchild to comply with the terms of this Agreement;

                  (b) Fairchild shall have performed or complied in all material respects with all its agreements, obligations and covenants required by this Agreement to be performed by it on or prior to the Effective Date and Fairchild shall have delivered to Shared Technologies a certificate, dated the Effective Date, of its President and its Secretary to such effect;

                  (c) the representations and warranties of TFC, RHI and Fairchild contained herein shall be true and correct in all material respects on the date of this Agreement and the Effective Date as though such representations and warranties were made at and on such date and Fairchild shall have delivered to Shared Technologies a certificate, dated the Effective Date, of its President and its Secretary to such effect;

                  (d) there shall not have occurred since June 30, 1995 any material adverse change in the business, operations, assets, financial condition or results of operations of Fairchild and its wholly owned subsidiary, VSI, taken as a whole (it being understood that no such material adverse change shall be deemed to have occurred with respect to Fairchild and VSI, taken as a whole, if the pro forma consolidated net worth of Fairchild, as evidenced by a pro forma closing date balance sheet to be delivered to Shared Technologies on the Effective Date, is at least $80,000,000); and

                  (e) RHI, The Fairchild Corporation, D-M-E Inc. and Fairchild Fasteners Inc. shall have entered into Indemnification Agreements with Shared Technologies in the forms of Exhibits B1-3 hereto; and RHI shall have delivered to Shared Technologies an executed Pledge Agreement in the form of Exhibit C hereto, as well as the Preferred Stock required to be pledged thereby.


                                    ARTICLE X

                                   TERMINATION

                  10.1 Termination. This Agreement may be terminated at any time prior to the Effective Time whether before or after approval by the stockholders of Shared Technologies:

                  (a)  by  mutual  written   consent  of  Fairchild  and  Shared
         Technologies;

                  (b) by Fairchild if RHI has not received within 10 business days after the date of this Agreement irrevocable proxies from holders of more than 50% of Shared Technologies common stock (on a fully diluted basis) agreeing to vote for the Merger; provided, that such right of termination must be exercised, if at all, within 13 business days after the date of this Agreement;

                  (c) by either Fairchild or Shared Technologies if the Effective Time has not occurred on or prior to January 31, 1996 unless the Merger has not occurred at such time solely by reason of the condition set forth in Section 9.2(d) having not yet been satisfied or because of the failure of the Securities and Exchange Commission to give timely approval to the proxy materials for Shared Technologies shareholders, in which case February 28, 1996 or such other date, if any, as Fairchild and Shared Technologies shall agree upon, unless the absence of such occurrence shall be due to the failure of the party seeking to terminate this Agreement (or its subsidiaries or affiliates) to perform in all material respects each of its obligations under this Agreement required to be performed by it at or prior to the Effective Time;

                  (d) by either Fairchild or Shared Technologies if, at the Special Meeting (including any adjournment thereof), the stockholders of Shared Technologies fail to adopt and approve this Agreement, the Merger and any of the other transactions contemplated hereby in accordance with Delaware law;

                  (e) by Fairchild if Shared Technologies fails to perform in any material respect any of its obligations under this Agreement;

                  (f) by Shared Technologies if Fairchild fails to perform in any material respect any of its obligations under this Agreement;

                  (g) by Fairchild or Shared Technologies if a court of competent jurisdiction or a governmental, regulatory or administrative agency or commission shall have issued an order, decree, or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

                  (h) by Shared Technologies if its Board of Directors shall have withdrawn, modified or amended in an adverse manner its recommendation of the Merger as a result of its exercise of its fiduciary duties; or

                  (i) by Fairchild if its Board of Directors shall have withdrawn, modified or amended in an adverse manner its recommendation of the Merger as a result of its exercise of its fiduciary duties; or

                  (j) by either Shared Technologies or Fairchild if either of their respective Board of Directors reasonably determine that market conditions will not permit the completion of the Financing contemplated by Section 8.6 in a timely manner or on acceptable terms or it becomes obvious that the necessary marketing activities or filings necessary for such Financing have not been completed in a timely manner necessary to complete the Merger.

                  10.2 Effect of Termination. In the event of the termination of this Agreement pursuant to the foregoing provisions of this Article X, this Agreement shall become void and have no effect, with no liability on the part of any party or its stockholders or directors or officers in respect thereof except for agreements which survive the termination of this Agreement and except for liability that TFC, RHI, Fairchild or Shared Technologies might have arising from a breach of this Agreement.


                                   ARTICLE XI

                          SURVIVAL AND INDEMNIFICATION

                  11.1 Survival of Representations and Warranties. All representations and warranties made in this Agreement shall survive from the Effective Time until March 31, 1997 and shall not be extinguished by the Merger or any investigation made by or on behalf of any party hereto.

                  11.2 Indemnification by TFC and RHI. Each of TFC and RHI hereby agrees, jointly and severally, to indemnify and hold harmless Shared Technologies against any and all losses, liabilities and damages or actions (or actions or proceedings, whether commenced or threatened) or claims (including, without limitation, counsel fees and expenses of Shared Technologies in the event that TFC or RHI fail to assume the defense thereof) in respect thereof (hereinafter referred to collectively as "Losses") resulting from any breach of the representations and warranties made by TFC, RHI or Fairchild in this Agreement;

provided, however, that TFC's and RHI's obligations under this Section 11.2 is to the extent that the Losses exceed $4,000,000. Notwithstanding the foregoing, in no event shall Shared Technologies be entitled to indemnification for, and the term "Losses" shall not include any consequential damages or damages which are speculative, remote or conjectural (except to the extent represented by a successful claim by a third party).

                  If any  action,  proceeding  or  claim  shall  be  brought  or
asserted  against  Shared   Technologies  by  any  third  party,  which  action,
proceeding or claim, if determined adversely to the interests of Shared Technologies would entitle Shared Technologies to indemnity pursuant to this Agreement, Shared Technologies shall promptly but in no event later than 10 days from the date Shared Technologies receives written notice of such action, proceeding or claim, notify TFC and RHI of the same in writing specifying in detail the basis of such claim and the facts pertaining thereto (but the failure to give such notice in a timely fashion shall not affect TFC's and RHI's obligations under this Section 11.2 except to the extent it prejudiced or damaged their ability to defend, settle or compromise such claim or to pay any Losses resulting therefrom), and TFC and RHI shall be entitled (but not obligated) to assume the defense thereof by giving written notice thereof within 10 days after TFC and RHI received notice of the claim from Shared Technologies to Shared Technologies and have the sole control of defense and settlement thereof (but only, with respect to any settlement, if such settlement involves an unconditional release of Shared Technologies and its subsidiaries in respect of such claim), including the employment of counsel and the payment of all expenses.

                  11.3 Indemnification by Shared Technologies. Shared Technologies hereby agrees to indemnify and hold harmless TFC and RHI against any and all losses, liabilities and damages or actions (or actions or proceedings, whether commenced or threatened) or claims (including, without limitation, counsel fees and expenses of TFC and RHI in the event that Shared Technologies fails to assume the defense thereof) in respect thereof hereinafter referred to as the "Shared Technologies' Losses") resulting from the breach of the representations and warranties made by Shared Technologies in this Agreement; provided, however, that Shared Technologies' obligation under this
Section 11.3 is to the extent that the Shared Technologies' Losses exceed $4,000,000. Notwithstanding the foregoing, in no event shall TFC or RHI be entitled to indemnification for, and the term "Shared Technologies' Losses" shall not include any consequential damages or damages which are speculative, remote or conjectural (except to the extent represented by a successful claim by a third party).

                  Shared Technologies at its option may make any indemnification pursuant to this Section 11.3 in cash or in shares of Common Stock of Shared Technologies having a fair market value at the time of issuance in an amount equal to the amount of such loss. In the event that Shared Technologies makes a payment in cash in fulfillment of its obligation under this Section 11.3, the term "Shared Technologies' Losses" shall also include the diminution as a result of such payment in the value of the shares of Common Stock and Preferred Stock as a result of such payment. In the event that Shared Technologies issues Common Stock in fulfillment of its obligation under this Section 11.3, the term "Shared Technologies' Losses" shall also include the diminution as a result of such issuance in the value of the shares of Common Stock and Preferred Stock of Shared Technologies owned by RHI prior to such issuance.

                  If any action, proceeding or claim shall be brought or asserted against TFC or RHI by any third party, which action, proceeding or claim, if determined adversely to the interests of TFC or RHI would entitle TFC or RHI to indemnity pursuant to this Agreement, TFC or RHI shall, promptly but in no event later than 10 days from the date TFC or RHI receives written notice of such action, proceeding or claim, notify Shared Technologies of the same in writing specifying in detail the basis of such claim and the facts pertaining thereto (but the failure to give such notice in a timely fashion shall not affect Shared Technologies' obligations under this Section 11.3 except to the extent it prejudiced or damaged Shared Technologies' ability to defend, settle or compromise such claim or to pay any Losses resulting therefrom), and Shared Technologies shall be entitled (but not obligated) to assume the defense thereof by giving written notice thereof within 10 days after Shared Technologies received notice of the claim from TFC or RHI to TFC or RHI and have the sole control of defense and settlement thereof (but only, with respect to any settlement, if such settlement involves an unconditional release of TFC and RHI and their respective subsidiaries in respect of such claim), including the employment of counsel and the payment of all expenses.

                  11.4 Set-Off. In the event that either TFC, RHI or Shared Technologies fails to make any payment required by Section 11.2 or 11.3 hereof, the party entitled to receive such payment may set off the amount thereof against any other payments owed by it to the party failing to make such payment.


                                   ARTICLE XII

                                  MISCELLANEOUS

                  12.1     Closing and Waiver.

                  (a) Unless this Agreement shall have been terminated in accordance with the provisions of Section 10.1 hereof, a closing (the "Closing" and the date and time thereof being the "Closing Date") will be held as soon as practicable after the conditions set forth in Sections 9.1, 9.2 and 9.3 shall have been satisfied or waived. The Closing will be held at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York or at such other places as the parties may agree. Immediately thereafter, the Certificate of Merger will be filed.

                  (b) At any time prior to the Effective Date, any party hereto may (i) extend the time for the performance of any of the obligations or other acts of any other party hereto, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements of any other party or with any conditions to its own obligations contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing duly authorized by and signed on behalf of such party.

                  12.2     Notices.

                  (a) Any notice or communication to any party hereto shall be duly given if in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), facsimile or overnight air courier guaranteeing next day delivery, to such other party's address.

                  If to The Fairchild Corporation, RHI Holdings, Inc. or Fairchild Industries, Inc.:

                           300 West Service Road
                           P.O. Box 10803
                           Chantilly, VA  22001
                           Facsimile No.:  (703) 888-5674
                           Attention:  Donald Miller, Esq.

                           with a copy to:

                           James J. Clark, Esq.
                           Cahill Gordon & Reindel
                           80 Pine Street
                           New York, NY  10005
                           Facsimile No.:  (212) 269-5420

                  If to Shared Technologies Inc.:

                           100 Great Meadow Road, Suite 104
                           Wethersfield, CT  06109
                           Facsimile No.:  (203) 258-2401
                           Attention:  Legal Department

                           with a copy to:

                           Walter D. Wekstein, Esq.
                           Harold J. Carroll, Esq.
                           Gadsby & Hannah
                           125 Summer Street
                           Boston, MA  02110
                           Facsimile No.:  (617) 345-7050

                  (b) All notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, if mailed; when sent, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  12.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  12.4 Interpretation. The headings of articles and sections herein are for convenience of reference, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof. As used in this Agreement, "person" means any individual, corporation, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof; "subsidiary" of any person means (i) a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by such person or by one or more other subsidiaries of such person or by such person and one or more subsidiaries thereof or (ii) any other person (other than a corporation) in which such person, or one or more other subsidiaries of such person or such person and one or more other subsidiaries thereof, directly or indirectly, have at least a majority ownership and voting power relating to the policies, management and affairs thereof; and "voting stock" of any person means capital stock of such person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                  12.5 Variations and Amendment. This Agreement may be varied or amended only by written action of Shared Technologies and Fairchild, before or after the Special Meeting at any time prior to the Effective Time.


                  12.6 No Third Party Beneficiaries. Except for the provisions of Sections 8.9 (which are intended to be for the benefit of the persons referred to therein, and may be enforced by such persons) and 8.11, nothing in this Agreement shall confer any rights upon any person or entity which is not a party or permitted assignee of a party to this Agreement.

                  12.7 Use of Fairchild Name. RHI hereby grants a royalty free license in perpetuity to Shared Technologies for the use of the Fairchild name to Shared Technologies for exclusive use by Shared Technologies as a trade name in the telecommunications system and services business but not for any other use. In no event may Shared Technologies assign the right to use the Fairchild name to any other person.

                  12.8 Governing Law. Except as the laws of the State of Delaware are by their terms applicable, this Agreement shall be governed by, and construed in accordance with, the laws of the

State of New York without regard to principles of conflicts of laws.

                  12.9 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  12.10 No Recourse Against Others. No director, officer or employee, as such, of Shared Technologies, TFC, RHI or any of their respective subsidiaries shall have any liability for any obligations of Shared Technologies, TFC or RHI, respectively, under this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

                  12.11 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this Merger Agreement to be executed by their duly authorized officers all as of the day and year first above written.

                                                SHARED TECHNOLOGIES INC.

                                                By:  /s/ Anthony D. Autorino
                                                Title:  Chairman of the Board,
                                                        Chief Executive Officer
                                                        and President

                                                FAIRCHILD INDUSTRIES, INC.


                                                By:  /s/ Jeffrey J. Steiner
                                                Title:  Chairman of the Board,
                                                        Chief Executive Officer
                                                        and President

                                                THE FAIRCHILD CORPORATION


                                                 By:  /s/ Jeffrey J. Steiner
                                                 Title:  Chairman of the Board,
                                                         Chief Executive Officer
                                                         and President

                                                 RHI HOLDINGS, INC.


                                                 By:  /s/ Jeffrey J. Steiner
                                                 Title:  Chairman of the Board,
                                                         Chief Executive Officer
                                                         and President

                                  Schedule 9.1


                  The steps comprising the Fairchild Recapitalization are as follows:

                  1. Fairchild Industries, Inc., as it exists on the date of the Merger Agreement ("FII"), will cause Fairchild Communications Services Company, a Delaware partnership ("FCSC") to merge into FII's wholly owned subsidiary, VSI Corporation ("VSI").

                  2. FII will then cause VSI to transfer all of VSI's assets and liabilities (other than those of the former FCSC, but excluding from those real estate owned by FCSC, and other than the Assumed Indebtedness described below) to one or more wholly owned subsidiaries.

                  3. FII (or Shared Technologies) will make a cash tender offer to purchase all of the outstanding 12 1/4% Senior Notes due 1999 (the "12 1/4% Notes") of FII and, in connection therewith, will obtain such Noteholders' consent (representing at least 51% of the outstanding principal amount of the 12 1/4% Notes) to the transfer by FII of all of the assets of FII (other than the stock of VSI) to RHI and to amend the indenture under which the 12 1/4% Notes were issued to remove all covenants which can be amended or deleted by majority vote. The aggregate amount needed to be paid to consummate such tender offer and consent solicitation is herein called the "Note Purchase Amount".

                  4. Prior to the Effective Time, FII will transfer (in one or more transactions) all of its assets to RHI, and RHI will assume all liabilities, except for (i) the stock of VSI (which will only have in it the assets and liabilities of the former FCSC), (ii) the 12 1/4% Senior Notes, (iii) the Series A and C Preferred Stock and (iv) an amount of bank and other indebtedness (the "Assumed Indebtedness") equal to $223,500,000 minus (x) the Note Purchase Amount and (y) $44,237,745 (the aggregate redemption price of the Series A and C Preferred Stock) plus accrued dividends thereon through the Effective Time, and RHI will contribute all of the outstanding Series B Preferred Stock to FII.

                  5. Concurrently with the consummation of the Merger, the Surviving Corporation will (i) purchase the 12 1/4% Notes tendered for the Note Purchase Amount, (ii) repay the Assumed Indebtedness in full and (iii) deposit in escrow the funds necessary to pay the holders of the Series A and Series C Preferred Stock the amounts owed to them under the Merger Agreement.

                                 Schedule 9.2(d)

                       TAX RULINGS REQUESTED BY FAIRCHILD


                  Fairchild requests the following rulings be issued regarding the mergers of the three corporate subsidiaries of VSI into VSI:

                  1. The mergers will qualify as a complete liquidation of each of the three corporate subsidiaries (FCSII, FCSI, and FCNMC, which are the partners in FCSC) underss. 332(a) of the Internal Revenue Code of 1986, as amended (the "Code");

                  2. No gain or loss will be recognized by VSI on its receipt of the assets from each of the three corporate subsidiaries underss. 332(a);

                  3. No gain or loss will be recognized by the three corporate subsidiaries on the distribution of their respective assets to VSI in complete liquidation underss. 336 andss. 337(a).

                  Fairchild   requests  the  following   rulings  regarding  the
formation of Subsidiary 1, the distribution of the stock of Subsidiary 1 by VSI to FII, and the distribution of the stock of Subsidiary 1 by FII to RHI:

                  4. VSI will recognize no gain or loss on its transfer of assets (except the Telecommunications business) to Subsidiary 1 in exchange for common stock of Subsidiary 1 and assumption of liabilities by Subsidiary 1 (ss.ss. 351 and 357(a) of the Code and Rev. Rul. 77-449, 1977-2 C.B. 110).

                  VSI's basis in the stock of Subsidiary 1 received in the transaction will equal the basis of the property transferred in exchange therefor, reduced by the sum of the liabilities assumed by Subsidiary 1, or to which assets transferred are taken subject (ss. 358(a) and (d)).

                  5. Subsidiary 1 will recognize no gain or loss on its transfer of assets to Subsidiaries 2, 3, 4, 5, 6 and 7 in exchange for the common stock of Subsidiaries 2, 3, 4, 5, 6 and 7 and the assumption of liabilities by Subsidiaries 2 to 7 (ss.ss. 351 and 357(a) and Rev. Rul. 77-449).

                  Subsidiary 1's basis in the stock of Subsidiaries 2 to 7 received in the transaction will equal the basis of the property transferred to Subsidiaries 2 to 7, respectively, in exchange therefor, reduced by the sum of the liabilities assumed by Subsidiaries 2 to 7 or to which assets transferred are taken subject (ss. 358(a) and (d)).

                  6. No income, gain or loss will be recognized by Subsidiary 1 upon the receipt of the assets of Fastener and D-M-E businesses, stock of FDC, plus real estate held for sale in exchange for stock of Subsidiary 1 and Subsidiary 1's assumption of liabilities (ss. 1032(a)).

                  7. The basis of the assets received by Subsidiary 1 will be the same as the basis of such assets in the hands of VSI immediately prior to the Distribution (ss. 362(b)).

                  8. No income, gain or loss will be recognized by FII as the Shareholder of VSI on its receipt of the Subsidiary 1 common stock pursuant to the Distribution (ss. 355(a)).

                  9. No income, gain or loss will be recognized by RHI as the Shareholder of FII on its receipt of Subsidiary 1 common stock pursuant to the Distribution (ss. 355(a)).

                  10. No income, gain or loss will be recognized by VSI and FII upon the distributions to their respective Shareholders of all of the Subsidiary 1's common stock pursuant to the Distribution (ss. 355(c)).

                                 Schedule 9.2(e)


                  The   Restated   Certificate   of   Incorporation   of  Shared
Technologies (the "Certificate") shall be amended in the following manner:

                  (a) Article Four of the Certificate shall be amended to (i) increase the authorized common shares of the Corporation, $.004 par value, to 50,000,000 and (ii) to increase the authorized shares of preferred stock of the Corporation, $.01 par value, to 25,000,000; and

                  (b) The Certificate shall be amended or a certificate of designation shall be filed to reflect the terms of the Convertible Preferred Stock and the [Special] Preferred Stock in form and substance satisfactory to RHI and consistent with Schedules 3.1 (c) and (b) hereof; and

                  The Amended and Restated Bylaws of the Corporation (the "Bylaws") shall be amended in the following manner:

                  (a) Article II, Section 11 of the Bylaws is deleted in its entirety and is replaced by the following paragraph:

                  "No action requiring shareholder approval may be taken without a meeting of the shareholders entitled to vote thereon."

                  (b) Article III, Section 1 of the Bylaws shall be amended to include the following sentences at the end of such section:

                  "So long as The Fairchild Corporation and its affiliates (collectively, "TFC") owns 25% or more of the common stock of the Corporation that TFC owned on the [Date of Merger] TFC shall have the irrevocable right to appoint four (4) members of the Board of Directors; provided, that so long as Mel D. Borer is President and a Director of the Corporation, TFC shall only be entitled to appoint three (3) directors."

                  "The Board of Directors may not grant any options for, or any other rights to acquire, common stock of the Corporation, except for options issued pursuant to a plan approved by the shareholders or in a transaction with non-affiliates where such party pays cash for such option or right, unless such transaction is approved by a majority of the shareholders."

                  (c) Article III, Section 10 of the Bylaws shall be deleted in its entirety and replaced with the following paragraph:

                  "Executive Committee. The Board of Directors of the Corporation shall have an executive committee consisting of the President, a director appointed by TFC as long as TFC owns at least 25% of the common stock of the Corporation that TFC owned on the [Date of Merger], and a third director appointed by the Board of Directors of the Corporation. All actions taken by the Executive Committee may only be taken pursuant to a unanimous vote by the members thereof."

                  (d) Article III, Sections 11, 12 and 13 shall be amended to include the following sentence as the second sentence of each such section:

                  "As long as TFC owns at least 25% of the common stock of the Corporation, TFC will be entitled to appoint one director to such committee."

                  (e) Article IV, Section 5 shall be amended to include the following sentence at the end of such section:

                  "The Corporation shall have a Vice Chairman of the Board of Directors who shall have such duties as are designated by the Board of Directors."

                  (f) Article IV, Section 6 shall be deleted in its entirety and replaced with the following paragraph:

                  "Executive Officers. The Chairman of the Board of the Corporation shall also be the Chief Executive Officer of the Corporation and shall be the senior executive of the Corporation and shall have overall supervision of the affairs of the Corporation. The President of the Corporation shall also be the Chief Operating Officer of the Company and he shall be responsible for the day-to-day business operations of the Corporation under the direction of the Chief Executive Officer. Each of the Chief Executive Officer and the President shall see that all orders and resolutions of the Board of Directors of the Corporation are carried into effect, subject, however, to the right of the Board of Directors to delegate any specific powers, except as may be exclusively conferred on the President by law, to the Chairman or any other officer of the Corporation. Each of the Chief Executive Officer and the President may execute bonds, mortgages, and other contracts requiring a signature under the seal of the Corporation.

                  (g) Article VIII, Section 1 shall be deleted in its entirety and replaced with the following paragraph:

                  "By Directors or Shareholders. The bylaws of the Corporation may be altered, amended or repealed at any validly called and convened meeting of the shareholders by the affirmative vote of the holders of a majority of the voting power of shares entitled to vote thereon represented at such meeting in person or by proxy and at any validly called and convened meeting of the board of directors by the affirmative vote of at least a majority of the directors (unless such alteration, amendment or repeal in any way adversely affects the rights granted to TFC hereunder or in Article II, Section 11, Article III,
Section 10 or Article IV, Section 6 of these bylaws, in which event a vote of 80% of the directors shall be required); provided, however, that the notice of such meeting shall state that such alteration, amendment or repeal will be proposed."

                                                                       EXHIBIT B


S.G. WARBURG                                S.G. Warburg & Co., Inc.
                                            277 Park Avenue, New York, NY 10172
                                            Telephone: (212) 224-7000
                                            Telex: 170984
                                            Facsimile: (212) 224-7019



                                                       November 9, 1995


Board of Directors
Shared Technologies Inc.
100 Great Meadow Road, Suite 104
Wethersfield, Connecticut  06109

Gentlemen and Madam:

We understand that Shared Technologies Inc. ("Shared Technologies" or the "Company"), The Fairchild Corporation ("TFC"), Fairchild Industries, Inc. and its wholly owned subsidiary, VSI Corporation, (collectively "Fairchild") and RHI Holdings Inc. ("RHI") propose to enter into an Agreement and Plan of Merger dated as of November 9, 1995 (the "Merger Agreement"). The terms of the Merger Agreement provide, among other things, that Fairchild shall be merged with and into Shared Technologies (the "Merger") and that Shared Technologies as the corporation surviving the Merger shall change its name to Shared Technologies Fairchild Inc. ("Shared Technologies Fairchild"). In consideration for acquiring the shares of Fairchild: (i) Shared Technologies will issue to RHI $25 million in convertible preferred shares; (ii) Shared Technologies will issue to RHI 6.0 million common shares; (iii) cash proceeds of $223.5 million will be made available to Fairchild through the issuance by Shared Technologies Fairchild of various debt instruments; and, (iv) Shared Technologies will issue to RHI Special Preferred Stock with an initial liquidation preference of $20 million, together the "Merger Consideration". The terms and conditions of the merger and the Merger Consideration are more fully set forth in the Merger Agreement.

You have requested our opinion as to the fairness, from a financial point of view, to Shared Technologies of the consideration to be paid by Shared Technologies in exchange for the shares of Fairchild pursuant to the Merger Agreement.

For purposes of the opinion set forth herein, we have among other things:

(i) reviewed the consolidated financial statements of recent years of The Fairchild Corporation and

         Fairchild Industries, Inc. as filed with the Securities and Exchange Commission;

(ii)     reviewed   certain   audited   financial    statements   of   Fairchild
         Communications Services Company ("FCS") for the three years ended June 30, 1995;

(iii) reviewed certain audited financial statements for Shared Technologies for the three years ending December 31, 1994 and more recent unaudited financial information (including that for the six months ended June 30, 1995);

(iv) reviewed certain internal financial statements relating to Shared Technologies prepared by the management of Shared Technologies and certain internal financial statements relating to FCS prepared by the management of FCS;

(v) reviewed certain financial projections of Shared Technologies and FCS prepared by their respective management;

(vi) discussed the past and current operations and financial condition and prospects of Shared Technologies and FCS with their respective senior management;

(vii)    analyzed the pro forma impact of the merger on Shared Technologies;

(viii) reviewed certain financial and stock market information of certain companies we deemed appropriate in analyzing Shared Technologies and FCS, as well as the financial terms of certain other related transactions;

(ix)     participated   in   selected   discussions   and   negotiations   among
         representatives of Shared Technologies and FCS and their respective advisors;

(x)      reviewed  the  Merger  Agreement,   the  Shareholders'  Agreement,  the
         Registration   Rights   Agreement  and  other  relevant   documentation
         concerning the transaction; and

(xi) performed such other financial studies, analyses and examinations and considered such other factors as we deemed relevant.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by us for purposes of this opinion. With respect to the financial projections relating to Shared Technologies and FCS used in our analyses, we have assumed that they have been reasonably prepared on a basis which reflects the best currently available estimates and judgments of Shared Technologies' and FCS's management, respectively, as to the future financial performance of their respective companies. Our opinion also incorporates management's expectations of the projected synergies to be realized as a result of the Merger. We have not prepared any independent valuation or appraisal of the assets of Shared Technologies or FCS.

Our opinion is necessarily based on the economic, market, and other conditions in effect on, and the information made available to us as of, the date hereof. Our opinion does not address the matter of indemnification provided to Shared Technologies by TFC, RHI and their respective affiliates.

S.G. Warburg & Co. Inc. is acting as financial advisor to Shared Technologies in connection with this transaction and will receive a fee for its services.

Based upon and subject to the foregoing, it is our opinion as investment bankers that as of the date hereof, the consideration offered to RHI is fair, from a financial point of view, to Shared Technologies.


Very truly yours,


S.G. WARBURG & CO. INC.

By:                                                  By:
    /s/ James M. Stewart                                  /s/ David M. Cohen
Name:   James M. Stewart                             Name:    David M. Cohen
Title:  Managing Director                            Title:   Managing Director

                                                                PRELIMINARY COPY


                            SHARED TECHNOLOGIES INC.


                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                JANUARY __, 1996


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anthony D. Autorino and Vincent DiVincenzo, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of common stock, par value $.004, (the "Common Stock") of Shared Technologies Inc. ("STI") held of record by the undersigned on December 22, 1995 at the Special Meeting of Stockholders to be held on January __, 1996 or any adjournment or adjournments thereof, upon all matters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement dated December __, 1995, a copy of which has been received by the undersigned, as follows:


1. To approve (i) the merger of Fairchild Industries Inc. with and into STI pursuant to the terms of an Agreement and Plan of Merger, dated as of November 9, 1995 and (ii) amendments to the Certificate of Incorporation of STI as required by the Merger Agreement as a condition to the Merger to:

            (a) increase  the  authorized  Common Stock, $.004 par value of STI from 20,000,000 to 50,000,000;

            (b) increase  the  authorized  shares  of  preferred stock, $.01 par value, of STI from 10,000,000 to 25,000,000; and

            (c) change the name of STI to "Shared Technologies Fairchild, Inc."

     |_|     FOR                  |_|     AGAINST               |_|     ABSTAIN

2.       Grant  authority to vote upon such other  matters as may properly  come
         before  the  Special   Meeting  as  Anthony  D.  Autorino  and  Vincent
         DiVincenzo determine are in the best interest of the Company.

     |_|     FOR                  |_|     AGAINST               |_|     ABSTAIN

          The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement. Any proxy heretofore given to vote said Common Stock is hereby revoked. The undersigned hereby ratify and confirm all that said proxy or any of their substitutes may lawfully do by virtue hereof.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
       DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS
              PROXY WILL BE VOTED "FOR" EACH OF THE MATTERS STATED.

          Please be sure to complete, sign and date this Proxy and return it in the enclosed envelope. If acting as an executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If Common Stock is held jointly, each Stockholder should sign.

Date:___________________


________________________________                     __________________________
SIGNATURE                                            CO-OWNER SIGN HERE